       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2010.

                                                            FILE NOS. 333-102137
                                                                       811-08810
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 18                       [X]


                                     and/or

                             REGISTRATION STATEMENT
                              UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                  Amendment No. 19                               [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                  ------------

                          FS VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                 70 PINE STREET
                            NEW YORK, NEW YORK 10270
              (Address of Depositor's Principal Offices) (Zip Code)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 996-9786


                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                                175 WATER STREET
                               NEW YORK, NY 10038
              (Address of Guarantor's Principal Offices) (Zip Code)

        GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 770-7000


                             MALLARY L. REZNIK, ESQ.
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                     C/O SUNAMERICA RETIREMENT MARKETS, INC.
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 3, 2010 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in FS Variable Separate Account of First SunAmerica Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

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--------------------------------------------------------------------------------

                          FS VARIABLE SEPARATE ACCOUNT

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
1.   Cover Page..............................   Cover Page
2.   Definitions.............................   Glossary
3.   Synopsis................................   Highlights; Fee Tables; Portfolio
                                                Expenses; Examples
4.   Condensed Financial Information.........   Appendix - Condensed Financial
                                                Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies.......   The Polaris Choice/Polaris Choice III
                                                Variable Annuity; Other Information
6.   Deductions..............................   Expenses
7.   General Description of Variable Annuity
     Contracts...............................   The Polaris Choice/Polaris Choice III
                                                Variable Annuity; Purchasing a
                                                Polaris Choice/Polaris Choice III
                                                Variable Annuity; Investment Options
8.   Annuity Period..........................   Annuity Income Options
9.   Death Benefit...........................   Death Benefits
10.  Purchases and Contract Value............   Purchasing a Variable Annuity
                                                Contract
11.  Redemptions.............................   Access To Your Money
12.  Taxes...................................   Taxes
13.  Legal Proceedings.......................   Legal Proceedings
14.  Table of Contents of Statement of
     Additional Information..................   Table of Contents of  Statement of
                                                Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                 CAPTION
-----------                                                 -------
15. Cover Page.........................   Cover Page
16. Table of Contents..................   Table of Contents
17. General Information and History....   The Polaris Choice/Polaris Choice III
                                          Variable Annuity (P);
                                          Separate Account; General Account (P);
                                          Investment Options (P);
                                          Other Information (P)
18. Services...........................   Other Information (P)
19. Purchase of Securities Being
    Offered............................   Purchasing a Polaris Choice/Polaris Choice
                                          III Variable Annuity (P)
20. Underwriters.......................   Distribution of Contracts
21. Calculation of Performance Data....   Performance Data
22. Annuity Payments...................   Annuity Income Options (P);
                                          Income Payments; Annuity Unit Values
23. Financial Statements...............   Depositor: Other Information (P);
                                          Financial Statements; Registrant:
                                          Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                              (POLARIS CHOICE LOGO)
                                   PROSPECTUS
                                   MAY 1, 2010

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               in connection with
                          FS VARIABLE SEPARATE ACCOUNT


This variable annuity has several investment options -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in the shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(6), American Funds Insurance Series, Anchor Series Trust, Columbia Funds Variable Insurance Trust I, Lord Abbett Series Fund, Inc. and SunAmerica Series Trust.



This contract is no longer available for purchase by new contract owners.



UNDERLYING FUNDS:                         MANAGED BY:
     Aggressive Growth                    Wells Capital Management Incorporated
     Alliance Growth                      AllianceBernstein L.P.
     American Funds Global Growth Fund    Capital Research and Management
                                          Company(2)
     American Funds Growth Fund           Capital Research and Management
                                          Company(2)
     American Funds Growth-Income Fund    Capital Research and Management
                                          Company(2)
     Asset Allocation                     Edge Asset Management, Inc.
     Balanced                             J.P. Morgan Investment Management Inc.
     Blue Chip Growth                     SunAmerica Asset Management Corp.
     Capital Appreciation                 Wellington Management Company, LLP
     Capital Growth                       OppenheimerFunds, Inc.
     Cash Management                      BofA Advisors, LLC(3)
     Columbia High Yield Fund, Variable   MacKay Shields LLC
       Series
     Columbia Marsico Focused Equities    Marsico Capital Management, LLC
       Fund, Variable Series
     Corporate Bond                       Federated Investment Management Company
     Davis Venture Value                  Davis Selected Advisers, L.P.
     "Dogs" of Wall Street(1)             SunAmerica Asset Management Corp.
     Emerging Markets                     Putnam Investment Management, LLC
     Equity Opportunities                 OppenheimerFunds, Inc.
     Foreign Value                        Templeton Investment Counsel, LLC
     Fundamental Growth                   Wells Capital Management Incorporated
     Global Bond                          Goldman Sachs Asset Management
                                          International
     Global Equities                      J.P. Morgan Investment Management Inc.
     Government and Quality Bond          Wellington Management Company, LLP
     Growth                               Wellington Management Company, LLP
     Growth-Income                        AllianceBernstein L.P.
     Growth Opportunities                 Invesco Advisers Inc.(4)
     High-Yield Bond                      PineBridge Investments LLC(5)
     International Diversified Equities   Morgan Stanley Investment Management
                                          Inc.
     International Growth and Income      Putnam Investment Management, LLC
     Invesco Van Kampen V.I. Capital      Invesco Advisers, Inc.
       Growth Fund, Series II Shares(6)
     Invesco Van Kampen V.I. Comstock     Invesco Advisers, Inc.
       Fund, Series II Shares(6)
     Invesco Van Kampen V.I. Growth and   Invesco Advisers, Inc.
       Income Fund, Series II Shares(6)
     Lord Abbett Growth and Income        Lord, Abbett & Co. LLC
     MFS Massachusetts Investors          Massachusetts Financial Services Company
       Trust(1)
     MFS Total Return                     Massachusetts Financial Services Company
     Mid-Cap Growth                       J.P. Morgan Investment Management Inc.
     Natural Resources                    Wellington Management Company, LLP
     Real Estate                          Davis Selected Advisers, L.P.
     Small Company Value                  Franklin Advisory Services, LLC
     Small & Mid Cap Value                AllianceBernstein L.P.
     Technology                           Columbia Management Investment Advisers,
                                          LLC

(1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.



(2) Separate investment of the American Funds Insurance Series.



(3) On or about May 1, 2010, Bank of America, N.A., the indirect parent of Columbia Management Advisors, LLC ("CMA"), is expected to sell a portion of the asset management business to Ameriprise Financial, Inc. including the business of managing the series of the Columbia Funds Variable Insurance Trust I ("CFVT I"). Upon the closing of the transaction, the Technology Variable Portfolio will change investment managers from CMA to RiverSource Investments, LLC ("RiverSource"). RiverSource expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the transaction closing. As part of this transaction, the Cash Management Variable Portfolio's investment adviser, CMA, will also change its name to BofA Advisors, LLC.



(4) On or about June 1, 2010, the investment manager of the Growth Opportunities Variable Portfolio will change from Morgan Stanley Investment Management Inc. to Invesco Advisers, Inc.



(5) On March 29, 2010, the investment manager of the High-Yield Bond portfolio was changed SunAmerica Asset Management Corp. to PineBridge Investments LLC.



(6) On or about June 1, 2010, (1) Van Kampen LIT Capital Growth, Class II Shares will be renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; (2) Van Kampen LIT Comstock, Class II Shares will be renamed to Invesco Van Kampen V.I. Comstock Fund, Series II Shares (an equity fund seeking capital growth and income); (3) Van Kampen LIT Growth and Income, Class II Shares will be renamed to Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares; (4) the investment manager of these Variable Portfolios will change from Van Kampen Asset Management to Invesco Advisers, Inc.; and (5) the trust for these Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), subject to shareholder and other necessary approvals.


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2010. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



GLOSSARY.................................................................    3
HIGHLIGHTS...............................................................    4
FEE TABLE................................................................    5
     Maximum Owner Transaction Expenses..................................    5
     Contract Maintenance Fee............................................    5
     Separate Account Annual Expenses....................................    5
     Additional Optional Feature Fees....................................    5
     Optional MarketLock Fee.............................................    5
     Optional MarketLock For Two Fee.....................................    5
     Optional Income Rewards Fee.........................................    5
     Optional Capital Protector Fee......................................    5
     Underlying Fund Expenses............................................    5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.....................................    7
THE POLARIS CHOICE VARIABLE ANNUITY......................................    8
PURCHASING A POLARIS CHOICE VARIABLE ANNUITY.............................    8
     Allocation of Purchase Payments.....................................    9
     Accumulation Units..................................................   10
     Right to Examine....................................................   10
     Exchange Offers.....................................................   10
     Important Information for Military Servicemembers...................   10
INVESTMENT OPTIONS.......................................................   11
     Variable Portfolios.................................................   11
          AIM Variable Insurance Funds
                      (Invesco Variable Insurance Funds).................   11
          American Funds Insurance Series................................   11
          Anchor Series Trust............................................   11
          Columbia Funds Variable Insurance Trust I......................   11
          Lord Abbett Series Fund, Inc. .................................   11
          SunAmerica Series Trust........................................   11
     Substitution, Addition or Deletion of Variable Portfolios...........   13
     Fixed Accounts......................................................   13
     Dollar Cost Averaging Fixed Accounts................................   13
     Dollar Cost Averaging Program.......................................   14
     Polaris Portfolio Allocator Program.................................   14
     Transfers During the Accumulation Phase.............................   16
     Automatic Asset Rebalancing Program.................................   18
     Voting Rights.......................................................   19
ACCESS TO YOUR MONEY.....................................................   19
     Free Withdrawal Provision...........................................   19
     Systematic Withdrawal Program.......................................   20
     Minimum Contract Value..............................................   21
     Qualified Contract Owners...........................................   21
OPTIONAL LIVING BENEFITS.................................................   21
     MarketLock and MarketLock For Two...................................   21
     Polaris Income Rewards..............................................   27
     Capital Protector...................................................   30
DEATH BENEFITS...........................................................   31
     Death Benefit Defined Terms.........................................   32
     Death Benefit Options...............................................   32
     Standard Death Benefit..............................................   33
     Optional Enhanced Death Benefit.....................................   33
     Spousal Continuation................................................   33
EXPENSES.................................................................   34
     Separate Account Expenses...........................................   34
     Withdrawal Charges..................................................   34
     Underlying Fund Expenses............................................   34
     Contract Maintenance Fee............................................   35
     Transfer Fee........................................................   35
     Optional Living Benefit Fees........................................   35
     Optional Enhanced Death Benefit Fee.................................   35
     Income Taxes........................................................   35
     Reduction or Elimination of Fees, Expenses and Additional Amounts
            Credited.....................................................   35
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT.................   35
ANNUITY INCOME OPTIONS...................................................   37
     Annuity Date........................................................   37
     Annuity Income Options..............................................   37
     Fixed or Variable Annuity Income Payments...........................   38
     Annuity Income Payments.............................................   38
     Transfers During the Income Phase...................................   38
     Deferment of Payments...............................................   38
TAXES....................................................................   38
     Annuity Contracts in General........................................   39
     Tax Treatment of Distributions - Non-Qualified Contracts............   39
     Tax Treatment of Distributions - Qualified Contracts................   40
     Required Minimum Distributions......................................   41
     Tax Treatment of Death Benefits.....................................   42
     Tax Treatment of Optional Living Benefits...........................   42
     Contracts Owned by a Trust or Corporation...........................   42
     Gifts, Pledges and/or Assignments of a Contract.....................   42
     Diversification and Investor Control................................   43
OTHER INFORMATION........................................................   43
     The Distributor.....................................................   43
     The Company.........................................................   43
     The Separate Account................................................   44
     The General Account.................................................   45
     Financial Statements................................................   45
     Administration......................................................   46
     Legal Proceedings...................................................   46
     Registration Statements.............................................   46
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.................   47
APPENDIX A - CONDENSED FINANCIAL INFORMATION.............................  A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...............  B-1
APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA").............................  C-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to First SunAmerica Life Insurance Company ("First SunAmerica"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

GOOD ORDER - Fully and accurately completed forms applicable to any given transaction or request received by us.

INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - Your 90th birthday or tenth contract anniversary, whichever is later.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series, Anchor Series Trust, Columbia Funds Variable Insurance Trust I, Lord Abbett Series Fund, Inc. and SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris Choice Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it, and not be charged a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that we receive your request. The amount may be more or less than your original Purchase Payments. PLEASE SEE PURCHASING A POLARIS CHOICE VARIABLE ANNUITY AND RIGHT TO EXAMINE IN THE PROSPECTUS.


EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including Rule 12b-1 fees of up to 0.25%. If you elect optional features available under the contract we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE FEE TABLE, PURCHASING A POLARIS CHOICE VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


OPTIONAL LIVING BENEFITS: You may have elected one of the optional living benefits that were available under your contract for an additional fee. These living benefits were designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.



DEATH BENEFIT: A standard death benefit is available and in addition, enhanced additional optional death benefits are available for an additional fee. These benefits are designed to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.



ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.


INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT.

MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Withdrawal Charge (as a percentage
of each Purchase Payment)(1)................  7%


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(2)...........  $30 per year


SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

Separate Account Expenses................   1.52%
Optional Enhanced Death Benefit Fee(3)...   0.20%
                                            =====
     MAXIMUM SEPARATE ACCOUNT ANNUAL
       EXPENSES..........................   1.72%



ADDITIONAL OPTIONAL FEATURE FEES




OPTIONAL MARKETLOCK FEE
(calculated as a percentage of the MAV Benefit Base)(4)

                                                       ANNUALIZED FEE
                                                    --------------------
All years in which the feature is in effect.......          0.65%



OPTIONAL MARKETLOCK FOR TWO FEE


(calculated as a percentage of the MAV Benefit Base)(4)



ALL YEARS IN WHICH THE FEATURE IS
IN EFFECT                             ANNUALIZED FEE
---------------------------------     --------------
  Prior to Any Withdrawal.........         0.40%
  After the First Withdrawal......         0.80%




OPTIONAL POLARIS INCOME REWARDS FEE


(calculated as a percentage of the Withdrawal Benefit Base adjusted for withdrawals)(5)



CONTRACT YEAR                         ANNUALIZED FEE
-------------                         --------------
  0-7.............................         0.65%
  8-10............................         0.45%
  11+.............................          none



OPTIONAL CAPITAL PROTECTOR FEE

(calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date)(6)


CONTRACT YEAR                         ANNUALIZED FEE
-------------                         --------------
  0-5.............................         0.65%
  6-10............................         0.45%
  11+.............................          none



UNDERLYING FUND EXPENSES
(AS OF JANUARY 31, 2010)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES(7)                         MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
Underlying Funds of the Trusts,
including management fees, other
expenses and service (12b-1)
fees, if applicable).............    0.54%     1.56%

FOOTNOTES TO THE FEE TABLES

 (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 3 years as follows:

YEARS SINCE RECEIPT:.......................................................   1    2    3    4+
                                                                              7%   6%   5%   0%




 (2) The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more.

 (3) If you do not elect any optional features, your separate account annual expenses would be 1.52%.


 (4) MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefit. The fee is assessed against the MAV Benefit Base which determines the basis of the guaranteed benefit. The applicable annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following the election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.



 (5) Polaris Income Rewards is an optional guaranteed minimum withdrawal benefit. The annual fee is assessed against the Withdrawal Benefit Base which determines the basis for the guaranteed benefit. The fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following the election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.



 (6) Capital Protector is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. For contracts issued prior to May 3, 2004, the fee is as follows: 0.55% for Years 0-5, 0.35% for Years 6-10, no fee for Years 11+. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.



 (7) The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2010. The minimum expense is for an Underlying Fund of American Funds Insurance Series Trust as of its fiscal year ended December 31, 2009.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.72% (including the Enhanced Death Benefit), the optional MarketLock For Two feature (0.80%), and investment in an Underlying Fund with total expenses of 1.56%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,115     $1,755     $2,110     $4,314



(2) If you do not surrender or annuitize your Contract at the end of the applicable period:(4)


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $415      $1,255     $2,110     $4,314





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.52%, no election of optional features and investment in an Underlying Fund with total expenses of 0.54%)



(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $914      $1,161     $1,134     $2,441



(2) If you do not surrender or annuitize your Contract at the end of the applicable period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $214       $661      $1,134     $2,441



EXPLANATION OF FEE TABLE AND EXPENSE EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.


3. The Maximum Expense Examples reflect the highest possible combination of charges. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the MAV Benefit Base, which is used to calculate the fee of MarketLock For Two, includes the higher fee which is applied after the first withdrawal during the stated period.


4. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE POLARIS CHOICE
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:


     - Optional Living Benefit: If you elect one of the optional living benefits, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance.


     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.


This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract and build retirement savings. The Income Phase begins when you annuitize your contract and start taking annuity income payments.


The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

This variable annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           PURCHASING A POLARIS CHOICE
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

-------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
-------------------------------------------------------------------
      Qualified                $2,000                  $250
-------------------------------------------------------------------
    Non-Qualified             $10,000                  $500
-------------------------------------------------------------------


Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.


We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payments. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. The terms creating any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected.

FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.


Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.


ASSIGNMENT OF THE CONTRACT


You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.


We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.


Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:


First SunAmerica
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

First SunAmerica
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0357

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS


When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.


We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, we will refund to you the greater of (1) your Purchase Payments; or (2) value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

We reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the yield of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative yields, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.


     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES



     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"). On or about June 1, 2010, the investment adviser for the Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares, Invesco Van Kampen V.I. Comstock Fund, Series II Shares and the Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares will change from Van Kampen Asset Management to Invesco Advisers, Inc. In addition, the trust for the Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) subject to shareholder and other necessary approvals.



     AMERICAN FUNDS INSURANCE SERIES - CLASS 2 SHARES


     Capital Research and Management Company is the investment adviser to American Funds Insurance Series ("AFIS").


     ANCHOR SERIES TRUST - CLASS 3 SHARES


     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").


     COLUMBIA FUNDS VARIABLE INSURANCE TRUST I - CLASS A SHARES



     Columbia Management Investment Advisers, LLC is the investment adviser and various managers are the subadvisers to Columbia Funds Variable Insurance Trust I ("CFT I").



     LORD ABBETT SERIES FUND, INC. - CLASS VC SHARES


     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").


     SUNAMERICA SERIES TRUST - CLASS 3 SHARES



     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").


               (SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                                                    MANAGED BY:                                     TRUST
----------------                                                    -----------                                     -----
Aggressive Growth                                                   Wells Capital Management Incorporated           SAST
Alliance Growth                                                     AllianceBernstein L.P.                          SAST
American Funds Global Growth Fund                                   Capital Research and Management Company         AFIS
American Funds Growth Fund                                          Capital Research and Management Company         AFIS
American Funds Growth-Income Fund                                   Capital Research and Management Company         AFIS
Asset Allocation                                                    Edge Asset Management, Inc.                     AST
Balanced                                                            J.P. Morgan Investment Management Inc.          SAST
Blue Chip Growth                                                    SunAmerica Asset Management Corp.               SAST
Capital Appreciation                                                Wellington Management Company, LLP              AST
Capital Growth                                                      OppenheimerFunds, Inc.                          SAST
Cash Management                                                     BofA Advisors, LLC                              SAST
Columbia High Yield Funds, Variable Series                          MacKay Shields LLC                              CFT I
Columbia Marsico Focused Equities Funds, Variable Series            Marsico Capital Management, LLC                 CFT I
Corporate Bond                                                      Federated Investment Management Company         SAST
Davis Venture Value                                                 Davis Selected Advisers, L.P.                   SAST
"Dogs" of Wall Street                                               SunAmerica Asset Management Corp.               SAST
Emerging Markets                                                    Putnam Investment Management, LLC               SAST
Equity Opportunities                                                OppenheimerFunds, Inc.                          SAST
Foreign Value                                                       Templeton Investment Counsel, LLC               SAST
Fundamental Growth                                                  Wells Capital Management Incorporated           SAST
Global Bond                                                         Goldman Sachs Asset Management International    SAST
Global Equities                                                     J.P. Morgan Investment Management Inc.          SAST
Government and Quality Bond                                         Wellington Management Company, LLP              AST
Growth                                                              Wellington Management Company, LLP              AST
Growth-Income                                                       AllianceBernstein L.P.                          SAST
Growth Opportunities                                                Invesco Advisers, Inc.                          SAST
High-Yield Bond                                                     PineBridge Investments LLC                      SAST
International Diversified Equities                                  Morgan Stanley Investment Management Inc.       SAST
International Growth and Income                                     Putnam Investment Management, LLC               SAST
Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares       Invesco Advisers, Inc.                          AVIF
Invesco Van Kampen V.I. Comstock Fund, Series II Shares             Invesco Advisers, Inc.                          AVIF
Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares    Invesco Advisers, Inc.                          AVIF
Lord Abbett Growth and Income                                       Lord, Abbett & Co. LLC                          LASF
MFS Massachusetts Investors Trust                                   Massachusetts Financial Services Company        SAST
MFS Total Return                                                    Massachusetts Financial Services Company        SAST
Mid-Cap Growth                                                      J.P. Morgan Investment Management Inc.          SAST
Natural Resources                                                   Wellington Management Company, LLP              AST
Real Estate                                                         Davis Selected Advisers, L.P.                   SAST
Small Company Value                                                 Franklin Advisory Services, LLC                 SAST
Small & Mid Cap Value                                               AllianceBernstein L.P.                          SAST
Technology                                                          Columbia Management Investment Advisers, LLC    SAST
UNDERLYING FUNDS                                                    ASSET CLASS
----------------                                                    -----------
Aggressive Growth                                                   STOCK
Alliance Growth                                                     STOCK
American Funds Global Growth Fund                                   STOCK
American Funds Growth Fund                                          STOCK
American Funds Growth-Income Fund                                   STOCK
Asset Allocation                                                    BALANCED
Balanced                                                            BALANCED
Blue Chip Growth                                                    STOCK
Capital Appreciation                                                STOCK
Capital Growth                                                      STOCK
Cash Management                                                     CASH
Columbia High Yield Funds, Variable Series                          BOND
Columbia Marsico Focused Equities Funds, Variable Series            STOCK
Corporate Bond                                                      BOND
Davis Venture Value                                                 STOCK
"Dogs" of Wall Street                                               STOCK
Emerging Markets                                                    STOCK
Equity Opportunities                                                STOCK
Foreign Value                                                       STOCK
Fundamental Growth                                                  STOCK
Global Bond                                                         BOND
Global Equities                                                     STOCK
Government and Quality Bond                                         BOND
Growth                                                              STOCK
Growth-Income                                                       STOCK
Growth Opportunities                                                STOCK
High-Yield Bond                                                     BOND
International Diversified Equities                                  STOCK
International Growth and Income                                     STOCK
Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares       STOCK
Invesco Van Kampen V.I. Comstock Fund, Series II Shares             STOCK
Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares    STOCK
Lord Abbett Growth and Income                                       STOCK
MFS Massachusetts Investors Trust                                   STOCK
MFS Total Return                                                    BALANCED
Mid-Cap Growth                                                      STOCK
Natural Resources                                                   STOCK
Real Estate                                                         STOCK
Small Company Value                                                 STOCK
Small & Mid Cap Value                                               STOCK
Technology                                                          STOCK




YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.


FIXED ACCOUNTS



Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.



We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.


There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

If your contract offered Fixed Accounts subject to a market value adjustment, please see the Market Value Adjustment ("MVA") Appendix in this prospectus for additional information.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file. DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

PROGRAM DESCRIPTION

The Polaris Portfolio Allocator program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Polaris Portfolio Allocator program allows you to choose from one of the four Portfolio Allocator models designed to assist in meeting your stated investment goals. Each Portfolio Allocator model is comprised of a carefully selected combination of Variable Portfolios representing various asset classes. The models allocate amongst the various asset classes to attempt to match certain combinations of investors' investment time horizon and risk tolerance. Please consult your financial representative about investment in the Polaris Portfolio Allocator program.



ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

You may enroll in the Polaris Portfolio Allocator program by selecting the Portfolio Allocator model on the investment election form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a model by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Portfolio Allocator model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.


You may only invest in one Portfolio Allocator model at a time. Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Portfolio Allocator model. If you attempt to split your investment in one or more Portfolio Allocator models, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Portfolio Allocator model, such an investment may no longer be consistent with the Portfolio Allocator model's intended objectives.


You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Portfolio Allocator model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Portfolio Allocator model, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.


You can transfer 100% of your investment from one Portfolio Allocator model to another Portfolio Allocator model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and DCA target allocation instructions, if applicable, and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE DOLLAR COST AVERAGING PROGRAM ABOVE AND AUTOMATIC ASSET REBALANCING PROGRAM BELOW.



A subsequent Purchase Payment will be invested in the same Portfolio Allocator model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update both your allocation instructions, DCA target allocation instructions and Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.


REBALANCING THE MODELS

You can elect to have your investment in the Portfolio Allocator models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. If you choose to make investments outside of a Portfolio Allocator model, only those Variable Portfolios within the Portfolio Allocator model you selected will be rebalanced. Investments in other Variable Portfolios not included in the Portfolio Allocator model cannot be rebalanced if you wish to maintain your current Portfolio Allocator model allocations.

Over time, the Portfolio Allocator model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Portfolio Allocator model rebalanced at least annually, then your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change. You should consult with your financial representative about how to keep your Portfolio Allocator model's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the models no longer are consistent with their original investment goals.

IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Portfolio Allocator models are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Portfolio Allocator model should be revised or whether it remains appropriate to invest in accordance with any particular Portfolio Allocator model.

The Polaris Portfolio Allocator program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Portfolio Allocator models may have been built. Also, allocation to a single asset class may outperform a model, so that you could have better investment returns investing in a single asset class than in a Portfolio Allocator model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Portfolio Allocator model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Portfolio Allocator models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Portfolio Allocator models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Portfolio Allocator models can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME.

POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE MAY 1, 2007)





----------------------------------------------------------------------------------------
         VARIABLE PORTFOLIOS            MODEL 1      MODEL 2      MODEL 3      MODEL 4
----------------------------------------------------------------------------------------
 American Funds Growth-Income               3%           3%           4%           5%
----------------------------------------------------------------------------------------
 Capital Growth                             4%           5%           5%           9%
----------------------------------------------------------------------------------------
 Cash Management                            3%           0%           0%           0%
----------------------------------------------------------------------------------------
 Corporate Bond                            19%          14%           9%           0%
----------------------------------------------------------------------------------------
 Emerging Markets                           3%           3%           3%           5%
----------------------------------------------------------------------------------------
 Equity Opportunities                       0%           0%           0%           3%
----------------------------------------------------------------------------------------
 Fundamental Growth                         5%           9%           9%           9%
----------------------------------------------------------------------------------------
 Government and Quality Bond               27%          18%          11%           3%
----------------------------------------------------------------------------------------
 Growth                                     4%           5%           5%           0%
----------------------------------------------------------------------------------------
 Growth-Income                              0%           0%           0%           4%
----------------------------------------------------------------------------------------
 International Diversified Equities         0%           4%           7%           8%
----------------------------------------------------------------------------------------
 International Growth & Income              9%          10%          11%          14%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Growth and
  Income, Series II Shares*                 7%           8%           9%          11%
----------------------------------------------------------------------------------------
 Lord Abbett Growth and Income              6%           8%           9%           9%
----------------------------------------------------------------------------------------
 MFS Investors Trust                        2%           0%           0%           0%
----------------------------------------------------------------------------------------
 Mid-Cap Growth                             0%           0%           2%           3%
----------------------------------------------------------------------------------------
 Natural Resources                          0%           0%           0%           0%
----------------------------------------------------------------------------------------
 Real Estate                                3%           4%           4%           5%
----------------------------------------------------------------------------------------
 Small & Mid Cap Value                      5%           6%           8%           6%
----------------------------------------------------------------------------------------
 Small Company Value                        0%           3%           4%           6%
----------------------------------------------------------------------------------------
                               TOTAL      100%         100%         100%         100%
----------------------------------------------------------------------------------------





*    (formerly known as Van Kampen LIT Growth and Income, Class II Shares)



The Polaris Portfolio Allocator models listed above are those that are most currently available for this product. The year indicated was the last year in which the models were updated. Therefore, the Variable Portfolio allocations in each Polaris Portfolio Allocator model may no longer be consistent with the Polaris Portfolio Allocator model's intended objectives and/or your investment goals. Please consult your financial representative accordingly.



We reserve the right to change the Variable Portfolios and/or allocations to certain Variable Portfolios in each model to the extent that Variable Portfolios are liquidated, substituted, merged or otherwise reorganized.


TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by the Internet unless you tell us not to on your contract application. We may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 5 transfers in a rolling 6-month look-back period ("6-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 5th transfer in a 6-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 5th transfer in a 6-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12 months from the date of your 5th transfer request ("Standard U.S. Mail Policy").


For example, if you made a transfer on August 16, 2009 and within the previous six months (from February 17, 2009 forward) you made 5 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2009 must be submitted by U.S. Mail (from August 17, 2009 through August 16,
2010).


U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM


Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer ("Default Rebalancing Instructions"). For example, your current contract value is allocated 80% in Variable Portfolio A and 20% in Variable Portfolio B. You request a transfer of 50% from Variable Portfolio A to Variable Portfolio C. Then your Default Rebalancing Instructions would be 40% in Variable Portfolio A, 20% in Variable Portfolio B and 40% in Variable Portfolio C. You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.



Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.


     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation

     Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.

If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals or the withdrawal charges applicable upon a full surrender of your contract. As a result, if you surrender your contract in the future, and withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule, that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.




If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, during the first contract year, your free withdrawal amount is the greatest of:



     (1) your penalty-free earnings; or



     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or



     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.



If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, after the first contract year, your free withdrawal amount is the greatest of (1), (2) or (3) plus any portion of your total invested amount no longer subject to a withdrawal charge:



     (1) your penalty-free earnings; or



     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or



     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you do not elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your free withdrawal amount.



During the first contract year, your free withdrawal amount is the greater of:



     (1) your penalty-free earnings; or



     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or





After the first contract year, your free withdrawal amount is the greater of (1) or (2) plus any portion of your total invested amount no longer subject to a withdrawal charge:



     (1) your penalty-free earnings; or



     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge.



Amounts withdrawn free of a withdrawal charge under the 10% provision do not reduce the amount you invested for purposes of calculating the withdrawal charge and penalty-free earnings. As a result, if you surrender your contract in the future and withdrawal charges are still applicable, any previous free withdrawals under the 10% provision would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.


The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.


For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features, if applicable. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:


A-(B x C)=D, where:
    A=Your contract value at the time of your request for withdrawal ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)
    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 5% is the applicable percentage) [B x C=$5,000]
    D=Your full contract value ($85,000) available for total withdrawal

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


NONE OF THE LIVING BENEFITS DESCRIBED BELOW ARE AVAILABLE FOR ELECTION WITH NEW CONTRACTS.





MARKETLOCK AND MARKETLOCK FOR TWO



MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits that guarantee an income stream based on Purchase Payments made during the first two contract years and only guarantee lifetime withdrawals in the manner described below. These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans.



WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT.



Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.



MARKETLOCK


For contracts issued prior to May 1, 2006, MarketLock guarantees the Maximum Anniversary Value (MAV) can be taken during the first 10 years of the contract through a series of withdrawals. In addition, for contracts issued on or after May 1, 2006, if the owner begins withdrawals after age 65, the annual withdrawal amount is guaranteed to last for life.



MARKETLOCK SUMMARY TABLE:





-----------------------------------------------------------------------
                          MAXIMUM                           MAXIMUM
                           ANNUAL                            ANNUAL
                         WITHDRAWAL    INITIAL MINIMUM     WITHDRAWAL
                        PERCENTAGE*       WITHDRAWAL     PERCENTAGE IF
    TIME OF FIRST       PRIOR TO ANY   PERIOD PRIOR TO    EXTENSION IS
     WITHDRAWAL          EXTENSION      ANY EXTENSION       ELECTED
-----------------------------------------------------------------------
 Before 5th Benefit          5%            20 years            5%
  Year anniversary
-----------------------------------------------------------------------
 On or after 5th             7%          14.28 years           7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 10th           10%            10 years            7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 20th           10%            10 years           10%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after the             5%          Life of the           5%
  older contract                        older contract
  owner's 65th                              owner
  birthday**
-----------------------------------------------------------------------




* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of a RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another

   IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" below.



** For contracts issued on or after May 1, 2006, lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.



MARKETLOCK FOR TWO SUMMARY TABLE:



------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
             AGE OF THE YOUNGER SPOUSE                   WITHDRAWAL
            AT TIME OF FIRST WITHDRAWAL                  PERCENTAGE*
------------------------------------------------------------------------
    At least age 55 but prior to 63rd birthday               4%
------------------------------------------------------------------------
    At least age 63 but prior to 76th birthday               5%
------------------------------------------------------------------------
             On or after 76th birthday                       6%
------------------------------------------------------------------------




* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of a RMD withdrawal that is based on amounts other than this contract will not be considered a RMD from this contract. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK AND MARKETLOCK FOR TWO?" below.



How are the components for MarketLock and MarketLock For Two calculated?



FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions, if applicable; however, spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Eligible Purchase Payments are limited to $1.5 million without prior Company approval.



SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.



THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.



FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals (Excess Withdrawals for MarketLock For Two) of contract value are taken. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals (Excess Withdrawals for MarketLock For Two), the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.



FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year under the features and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.





If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payment by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.



FINALLY, for MarketLock only, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.



Can I extend the MAV Evaluation Period beyond 10 years?



Yes, the MAV Evaluation Period may be extended as long as the Benefit is still in effect and the older owner (younger spouse for MarketLock For Two) is age 85 or younger at the time extension is elected. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Please see "HOW ARE THE COMPONENTS OF MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee (and Maximum Annual Withdrawal Percentage for MarketLock), will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.



If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals, (Excess Withdrawals for MarketLock For Two). You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.



What are the fees for MarketLock and MarketLock For Two?





The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The entire fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolio, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.





The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken assessed at the end of the quarter in which the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.



An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolio, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.





What are the effects of withdrawals on MarketLock and MarketLock For Two?



MARKETLOCK


The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.



In addition, for contracts issued on or after May 1, 2006, if you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. Lifetime withdrawals do not change unless the MAV Benefit Base increases due to additional Eligible Purchase Payments or a MAV Benefit Base step-up anniversary. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above, based on when you took your first withdrawal and adjusted for withdrawals already taken.



Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess

Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or
2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal, as described below. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:



     MAV BENEFIT BASE:  Withdrawals reduce the MAV Benefit Base as follows:



     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;



     (2) Excess Withdrawals as described above reduce the MAV Benefit Base as follows:



         If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:



         (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;



         (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.



     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.



     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the table below.



------------------------------------------------------------------------
THE AMOUNT WITHDRAWN
  IN A BENEFIT YEAR           EFFECT ON MINIMUM WITHDRAWAL PERIOD
------------------------------------------------------------------------
  Amounts up to the     New Minimum Withdrawal Period = the MAV Benefit
   Maximum Annual      Base (which includes a deduction for any previous
  Withdrawal Amount   withdrawal), divided by the current Maximum Annual
                                       Withdrawal Amount
------------------------------------------------------------------------
Amounts in excess of      New Minimum Withdrawal Period = the Minimum
  the Maximum Annual      Withdrawal Period as of the prior contract
   Withdrawal Amount              anniversary minus one year
------------------------------------------------------------------------




MARKETLOCK FOR TWO


Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime. The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:



     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:



     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.



     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.



What happens if my contract value is reduced to zero?



MARKETLOCK


If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, for contracts issued on or after May 1, 2006, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.



When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:



     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) for contracts issued on or after May 1, 2006, if receiving lifetime withdrawals, the date of death of the older contract owner; or



     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or



     3. Any payment option mutually agreeable between you and us.



MARKETLOCK FOR TWO


If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if your contract value is reduced to zero due to an Excess Withdrawal, no Benefit remains.



The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.



Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:



     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or



     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or



     3. Any payment option mutually agreeable between you and us.



If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.



What happens to MarketLock and MarketLock For Two upon a spousal continuation?



MARKETLOCK


A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, for contracts issued on or after May 1, 2006, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life.



If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that
(1) the original owner did not previously extend the MAV Evaluation Period and
(2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Spousal continuation contributions are not considered to be Eligible Purchase Payments. However, spousal continuation contributions are included in the Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.

MARKETLOCK FOR TWO


The components of the feature will not change as a result of a spousal continuation. A Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a Continuing Spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.



If spousal continuation occurs during the MAV Evaluation Period, the Continuing Spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the Continuing Spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. Please see "CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?" above.



Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?



For contracts issued on or after May 1, 2006, upon the death of the older contract owner, lifetime withdrawals will no longer be available.



If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.



Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?



No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two.



What happens to MarketLock and MarketLock For Two upon the Latest Annuity Date?



Upon election of any of the options described below, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.



MARKETLOCK


If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:



     1. Annuitize the contract value under the contract's annuity provisions; or



     2. For contracts issued on or after May 1, 2006, if eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi- annual or annual frequency as selected by you, until your death; or



     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or



     4. Any payment option mutually agreeable between you and us.



MARKETLOCK FOR TWO


If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:



     1. Annuitize the contract value under the contract's annuity provisions; or



     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or



     3. Any payment option mutually agreeable between you and us.



Can MarketLock and MarketLock For Two be cancelled?



MarketLock and MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once the feature is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect the feature after cancellation.

Are there circumstances under which MarketLock and MarketLock For Two will automatically terminate?



MARKETLOCK


MarketLock automatically terminates upon the occurrence of one of the following:



     1. The Minimum Withdrawal Period has been reduced to zero unless, for contracts issued on or after May 1, 2006, conditions for lifetime withdrawals are met; or



     2. Annuitization of the contract; or



     3. Full surrender of the contract; or



     4. Death benefit is paid.



     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.



For contracts issued on or after May 1, 2006, lifetime withdrawals will not be available in the event of:



     1. An ownership change which results in a change of the older owner;* or



     2. Withdrawals prior to the 65th birthday of the older owner; or



     3. Death of the older owner; or



     4. A Spousal Continuation (upon the death of the older owner); or



     5. A withdrawal in excess of 5% of MAV Benefit Base.**



* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.



** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.



MARKETLOCK FOR TWO


MarketLock For Two automatically terminates upon the occurrence of one of the following:



     1. Annuitization of the contract; or



     2. Full surrender of the contract; or



     3. A death benefit is paid and the contract is not continued by the spouse; or



     4. Excess Withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or



     5. Death of surviving original spouse; or



     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?"*



* If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.



Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?



Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:



     1. One of the two original owners is removed from the contract; or



     2. The original spousal beneficiary is removed or replaced; or



     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce; or



     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.



Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "CAN MARKETLOCK AND MARKETLOCK FOR TWO BE CANCELLED?"



POLARIS INCOME REWARDS





Polaris Income Rewards is an optional guaranteed withdrawal benefit that guarantees an income stream based on all Purchase Payments made into your contract during the first 90 days after contract issue, with an opportunity for a Step-Up Amount, adjusted for withdrawals during that period (the "Benefit"). Polaris Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature does not guarantee lifetime income payments.



In order to determine the Benefit, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you chose.

Option 1 and 2 are available on contracts issued on and after May 3, 2004. In addition, Option 3 is available on contracts issued on or after May 2, 2005. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.



POLARIS INCOME REWARDS SUMMARY:





---------------------------------------------------------------------------------------------------------
                                                                                              MINIMUM
                                                                                             WITHDRAWAL
                                                                                            PERIOD* (IF
                                                                                              MAXIMUM
                                                                             MAXIMUM           ANNUAL
                                           BENEFIT                            ANNUAL         WITHDRAWAL
                          MAXIMUM        AVAILABILITY       STEP-UP         WITHDRAWAL      AMOUNT TAKEN
       OPTION           ELECTION AGE         DATE            AMOUNT       PERCENTAGE***      EACH YEAR)
---------------------------------------------------------------------------------------------------------
          1              Age 80 or         3 years          10%* of           10% of          11 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          2              Age 80 or         5 years          20%* of           10% of          12 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          3              Age 70 or         10 years         50%** of          10% of          15 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------




* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.



** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount. For contracts issued prior to June 14, 2005, the Maximum Election Age is 80 or younger on the contract issue date.



*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period.



How are the components for Polaris Income Rewards calculated?



First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable.



Second, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.



Third, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.



Fourth, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Polaris Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.



Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.



Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Polaris Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.



What is the fee for Polaris Income Rewards?



The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The entire fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios.



The fee is as follows:





------------------------------------------------------------------------
                   CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                     0-7 years                              0.65%
------------------------------------------------------------------------
                    8-10 years                              0.45%
------------------------------------------------------------------------
                        11+                                 None
------------------------------------------------------------------------

What are the effects of withdrawals on Polaris Income Rewards?



Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Polaris Income Rewards are further explained through the calculations below:



     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3. Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:



     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or



     (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:



          (a) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



          (b) is the Withdrawal Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.



     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals. If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.



     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:



     (a) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



     (b) is the Stepped-Up Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.



     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.



     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.



     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

What happens if my contract value is reduced to zero with Polaris Income
Rewards?



If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.



To receive your remaining Benefit, you may select one of the following options:



     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or



     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or



     3. Any payment option mutually agreeable between you and us.



If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.



What happens to Polaris Income Rewards upon a spousal continuation?



A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments.



Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards upon my death?



If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Polaris Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.



Can Polaris Income Rewards be cancelled?



Once you elect Polaris Income Rewards, you may not cancel the feature. However, there is no charge for Polaris Income Rewards after the 10th contract anniversary.



Additionally, the feature automatically terminates upon the occurrence of one of the following:



     1. The Stepped-Up Benefit Base is equal to zero; or



     2. Annuitization of the contract; or



     3. Full surrender of the contract; or



     4. Death benefit is paid; or



     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.



     6. For contracts issued from May 3, 2004 through October 3, 2004, withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.



What happens to Polaris Income Rewards upon the Latest Annuity Date?



If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option.



Withdrawals under this feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.



If you elect Polaris Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from your contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.



Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.



CAPITAL PROTECTOR





Capital Protector is an optional guaranteed minimum accumulation benefit. The feature provides a one-time adjustment ("Benefit") to your contract in the event that your contract value on the 10th contract anniversary

("Benefit Date") is less than the Purchase Payments made in the contract's first 90 days.



Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.



The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.



Your Benefit Base is equal to (a) minus (b) where:



     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;



     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.



Spousal continuation contributions, if applicable, are not considered Purchase Payments and are not used in the calculation of the Benefit Base.



The annualized fee is calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date. The entire fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to the Benefit Date. Once the feature is terminated, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.



For contracts issued on or after May 3, 2004, the fee is as follows:



------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                0-5 years                              0.65%
------------------------------------------------------------------------
               6-10 years                              0.45%
------------------------------------------------------------------------
                   11+                                 None
------------------------------------------------------------------------




For contracts issued prior to May 3, 2004, the fee is as follows:



------------------------------------------------------------------------
                   CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                     0-5 years                              0.55%
------------------------------------------------------------------------
                    6-10 years                              0.35%
------------------------------------------------------------------------
                        11+                                 None
------------------------------------------------------------------------




If your spouse chooses to continue this contract upon your death, this feature cannot be terminated and the fee will continue to be charged. The Benefit Date will not change as a result of a spousal continuation.



Capital Protector only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Capital Protector will not protect those Purchase Payments.



Since Capital Protector may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if you are approaching the Benefit Date and your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the first 10 full contract years.



We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, SunAmerica Annuity and Life Assurance Company, to the same owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

Payments must begin under the selected annuity income option no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equal total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

DEATH BENEFIT OPTIONS


This contract provides a Standard Death Benefit, which is automatically included in your contract for no additional fee, and optional enhanced death benefits, which you may elect for an additional fee. Enhanced death benefit options are designed to protect the contract value from poor investment performance and its potential effect on the amount of the standard death benefit.

STANDARD DEATH BENEFIT


The standard death benefit is the greater of:


     1. Contract value; or

     2. Net Purchase Payments.


THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED ON OR AFTER JUNE 2, 2004:


OPTIONAL ENHANCED DEATH BENEFIT

For an additional fee, you may elect the optional death benefit described below which can provide greater protection for your beneficiaries. You must elect the optional death benefit at the time you purchase your contract and you may not change this election thereafter at any time. The fee for the optional death benefit is 0.20% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase.


MAXIMUM ANNIVERSARY VALUE OPTION


The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 81st birthday or date of death. The anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments since that contract anniversary.

If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.


If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your Beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option.



THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO JUNE 1, 2004:



MAXIMUM ANNIVERSARY VALUE OPTION



The death benefit is the greatest of:



     1. Contract value; or



     2. Net Purchase Payments; or



     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that anniversary; and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



If you are age 90 or older at the time of death and selected the Maximum Anniversary Value death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 81 or older at the time of contract issue; or you are age 90 or older at the time of your death.


SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract. If the Continuing Spouse terminates any optional death benefit or dies after the Latest Annuity Date, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner. The Continuing Spouse may not terminate the optional Maximum Anniversary Value death benefit.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE

SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract level fees, such as Separate Account or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH THE DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 3 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:



------------------------------------------------------------------------------
------------------------------------------------------------------------------
 YEARS SINCE
  PURCHASE PAYMENT
  RECEIPT                 1              2              3              4+
 WITHDRAWAL
 CHARGE                   7%             6%             5%             0%
------------------------------------------------------------------------------



When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, we reduce the withdrawn amount from the contract value by any applicable withdrawal charges. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES


Certain Underlying Funds available in this product assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.


The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.


There is an annualized 0.25% fee applicable to the Class 3 shares of Anchor Series Trust and SunAmerica Series Trust, Series II shares of AIM Invesco Insurance Funds (Invesco Variable Insurance Funds) and Class 2 shares of American Funds Insurance Series. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.


FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $30 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from the portion of your contract value allocated to the Variable Portfolios on your contract anniversary. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.


OPTIONAL LIVING BENEFIT FEES



Please see FEE TABLE above for a description of the Optional Living Benefit fees offered over time in this contract.



OPTIONAL ENHANCED DEATH BENEFIT FEES



The fee for the optional Maximum Anniversary Value death benefit is 0.20% of the average daily ending net asset value allocated to the Variable Portfolio(s).


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.


COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 6.25% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.


The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative may purchase a contract on a basis in which a bonus amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.


We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2009 in the Statement of Additional Information which is available upon request.


We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your first contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. PLEASE SEE DEATH BENEFITS ABOVE.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no annuity income payments will be available. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. PLEASE SEE TAXES BELOW.

ANNUITY INCOME OPTIONS


You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your income option. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.


We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the

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

guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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The basic summary below addresses broad federal taxation matters based on the
Internal Revenue tax code, IRS regulations and interpretations existing as of the date of this prospectus and generally does not address state or local taxation issues or questions. It is not tax advice, nor does it include all the federal tax rules that may affect you and your contract. We caution you to seek competent tax advice about your own circumstances from a qualified tax advisor. We do not guarantee the tax status or treatment of your annuity. Tax laws constantly change; therefore, we cannot guarantee that information contained herein is complete and/or accurate. Federal income tax treatment of the contract is sometimes uncertain and Congress, the IRS and/or the courts may modify tax laws and treatment retroactively. We have included an additional discussion regarding taxes in the Statement of Additional Information.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.


If you do not purchase your contract under one of a number of types of employer-sponsored retirement plans, or any Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under one of a number of types of employee-sponsored retirement plans, or under an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.


AGGREGATION OF CONTRACTS


All Non-Qualified contracts that are issued by us to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.


On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.



A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange"). We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied.


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions, as well as any other after-tax amounts permitted under the employer's plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.


The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.


The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.



Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.



Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.



On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance permitted the adoption of the written plan, whether in the form of a single document or as a collection of documents, not later than December 31, 2009. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.


Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009 or, if later, prior to the transfer, the transfer would be considered a "failed" transfer that is subject to tax, and as such could be a violation of applicable withdrawal limitations. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer. The IRS may in the future issue new guidance, or revise its existing guidance, regarding corrections of defects in 403(b) plans, including such failed transfers.


In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any proposal or legislative or regulatory action to extend this exemption from the minimum distribution requirement for 2010 or later years.



If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.


You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.


Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could in the future take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.


If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts.


If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.


CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for Federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and (b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                                OTHER INFORMATION
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THE DISTRIBUTOR

SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority ("FINRA") formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.

THE COMPANY

First SunAmerica Life Insurance Company ("First SunAmerica") is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 70 Pine Street, New York, New York 10270. First SunAmerica conducts life insurance and annuity business only in the state of New York.

OWNERSHIP STRUCTURE OF THE COMPANY

First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation.


American International Group is an international insurance organization with operations in more than 130 countries and jurisdictions. Its activities include commercial, institutional and individual property-casualty, life insurance, and retirement services around the world. In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.


Pursuant to the terms of the credit facility, effective, March 4, 2009, the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), became the controlling stockholder of American International Group through the issuance of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"). The change of control does not in any way alter the Company's obligations to you.


Additional details regarding the transactions with the NY Fed, including subsequent modifications to the credit facility, American International Group's participation under the Troubled Assets Relief Program ("TARP") and American International Group's restructuring plans can be found in American International Group's Form 10-K and 10-K/A as well as in the financial statements of the Company and the Separate Account. For information on how to locate these financial statements, SEE FINANCIAL STATEMENTS, BELOW.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern during this period. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.



Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.


OPERATION OF THE COMPANY


The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. The financial condition of American International Group and rating downgrades that occurred late in the third quarter of 2008 and American International Group's restructuring plan, and other American International Group-related news also has had an impact on the Company's operations.


The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT


First SunAmerica originally established FS Variable Separate Account under New York law on September 9, 1994.


The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT


Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.


The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.


GUARANTEE OF INSURANCE OBLIGATIONS


The Company's insurance policy obligations for individual and group contracts issued prior to January 31, 2008 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.

As of January 31, 2008 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.


American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group.


FINANCIAL STATEMENTS


There are four sets of financial statements described below that are important for you to consider. Information about how to obtain these financial statements is also provided below.


THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTOR


The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. The financial statements of the Guarantor are provided in relation to its ability to meet its obligations under the Guarantee. PLEASE SEE GUARANTEE OF INSURANCE OBLIGATIONS ABOVE.


AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT

American International Group's annual report is incorporated herein by reference and we provide you notice of certain other filings made by American International Group because there is a Support Agreement in place whereby American International Group has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The Support Agreement requires American International Group to make payments solely to the Company and not to the policyholders. A policyholder cannot proceed against American International Group on its own behalf. All actions under the Support Agreement must be brought by the Company, or if the Company fails to assert its rights, in a representative capacity by a policyholder on behalf of the Company.


The consolidated financial statements and financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K, filed on February 26, 2010 and Amended Annual Report on Form 10-K/A, filed on March 31, 2010, of American International Group for the year ended December 31, 2009, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS


The financial statements of the Company, Separate Account and Guarantor are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.


We encourage both existing and prospective contract owners to read and understand the financial statements.

The SEC allows the Company to "incorporate by reference" some of the information American International Group files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus.


American International Group is subject to the informational requirements of the Securities Exchange Act of 1934. American International Group files reports and other information with the SEC to meet those requirements. American International Group files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and American International Group's website at http://www.aig.com.


You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, these matters are not material in relation to the financial position of the Company.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI are listed below.


Separate Account and the Company
General Account
Support Agreement Between the Company and American International Group
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing Payments
Distribution of Contracts
Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                 FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR
                                   INCEPTION TO     ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
       VARIABLE PORTFOLIOS           12/31/03      12/31/04     12/31/05     12/31/06     12/31/07     12/31/08     12/31/09
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 3
Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$12.465    (a)$12.720   (a)$14.595   (a)$15.591   (a)$17.353   (a)$16.976   (a)$7.892
                                   (b)$0         (b)$12.636   (b)$14.494   (b)$15.452   (b)$17.164   (b)$16.757   (b)$7.774
          Ending AUV.............  (a)$12.720    (a)$14.595   (a)$15.591   (a)$17.353   (a)$16.976   (a)$7.892    (a)$10.892
                                   (b)$0         (b)$14.494   (b)$15.452   (b)$17.164   (b)$16.757   (b)$7.774    (b)$10.709
          Ending Number of AUs...  (a)557        (a)5,089     (a)15,528    (a)22,857    (a)24,382    (a)21,072    (a)20,401
                                   (b)0          (b)1,886     (b)25,899    (b)29,033    (b)25,511    (b)24,288    (b)23,402

-----------------------------------------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 3
Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$26.094    (a)$27.122   (a)$28.764   (a)$32.957   (a)$32.629   (a)$36.738   (a)$21.389
                                   (b)$0         (b)$27.748   (b)$28.628   (b)$32.737   (b)$32.345   (b)$36.347   (b)$21.119
          Ending AUV.............  (a)$27.122    (a)$28.764   (a)$32.957   (a)$32.629   (a)$36.738   (a)$21.389   (a)$29.638
                                   (b)$0         (b)$28.628   (b)$32.737   (b)$32.345   (b)$36.347   (b)$21.119   (b)$29.204
          Ending Number of AUs...  (a)600        (a)8,684     (a)15,223    (a)35,626    (a)41,881    (a)37,906    (a)30,208
                                   (b)0          (b)8,781     (b)24,932    (b)45,874    (b)57,821    (b)50,374    (b)41,477
-----------------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS GLOBAL
GROWTH - AFIS Class 2 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$13.018    (a)$14.590   (a)$16.310   (a)$18.324   (a)$21.736   (a)$24.587   (a)$14.919
                                   (b)$0         (b)$15.167   (b)$16.235   (b)$18.205   (b)$21.551   (b)$24.329   (b)$14.733
          Ending AUV.............  (a)$14.590    (a)$16.310   (a)$18.324   (a)$21.736   (a)$24.587   (a)$14.919   (a)$20.911
                                   (b)$0         (b)$16.235   (b)$18.205   (b)$21.551   (b)$24.329   (b)$14.733   (b)$20.609
          Ending Number of AUs...  (a)2,086      (a)10,574    (a)28,924    (a)65,640    (a)92,713    (a)79,458    (a)61,336
                                   (b)0          (b)8,976     (b)78,572    (b)132,794   (b)127,669   (b)114,004   (b)75,901
-----------------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH - AFIS
Class 2 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$13.693    (a)$14.667   (a)$16.252   (a)$18.599   (a)$20.190   (a)$22.342   (a)$12.329
                                   (b)$13.636    (b)$14.629   (b)$16.179   (b)$18.478   (b)$20.019   (b)$22.108   (b)$12.175
          Ending AUV.............  (a)$14.667    (a)$16.252   (a)$18.599   (a)$20.190   (a)$22.342   (a)$12.329   (a)$16.929
                                   (b)$14.629    (b)$16.179   (b)$18.478   (b)$20.019   (b)$22.108   (b)$12.175   (b)$16.684
          Ending Number of AUs...  (a)2,718      (a)17,763    (a)48,865    (a)96,257    (a)125,068   (a)112,121   (a)93,407
                                   (b)284        (b)30,657    (b)49,739    (b)139,543   (b)129,764   (b)128,699   (b)111,837
-----------------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH-
INCOME - AFIS Class 2 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$13.087    (a)$14.197   (a)$15.434   (a)$16.088   (a)$18.254   (a)$18.886   (a)$11.561
                                   (b)$0         (b)$14.473   (b)$15.356   (b)$15.975   (b)$18.090   (b)$18.678   (b)$11.411
          Ending AUV.............  (a)$14.197    (a)$15.434   (a)$16.088   (a)$18.254   (a)$18.886   (a)$11.561   (a)$14.944
                                   (b)$0         (b)$15.356   (b)$15.975   (b)$18.090   (b)$18.678   (b)$11.411   (b)$14.720
          Ending Number of AUs...  (a)3,297      (a)35,125    (a)51,028    (a)88,071    (a)121,459   (a)112,784   (a)94,049
                                   (b)0          (b)37,249    (b)64,977    (b)146,078   (b)139,496   (b)124,679   (b)108,927
-----------------------------------------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 3
Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$18.939    (a)$20.421   (a)$22.135   (a)$22.828   (a)$24.966   (a)$26.599   (a)$20.109
                                   (b)$0         (b)$21.585   (b)$22.057   (b)$22.703   (b)$24.779   (b)$26.347   (b)$19.879
          Ending AUV.............  (a)$20.421    (a)$22.135   (a)$22.828   (a)$24.966   (a)$26.599   (a)$20.109   (a)$24.162
                                   (b)$0         (b)$22.057   (b)$22.703   (b)$24.779   (b)$26.347   (b)$19.879   (b)$23.838
          Ending Number of AUs...  (a)547        (a)5,094     (a)9,378     (a)23,311    (a)24,242    (a)12,818    (a)9,039
                                   (b)0          (b)3,224     (b)3,344     (b)6,681     (b)8,916     (b)8,369     (b)6,814
-----------------------------------------------------------------------------------------------------------------------------

BALANCED - SAST Class 3 Shares
(Inception Date - 04/01/04)
          Beginning AUV..........  (a)N/A        (a)$0        (a)$14.844   (a)$14.860   (a)$16.185   (a)$16.762   (a)$12.208
                                   (b)N/A        (b)$14.218   (b)$14.760   (b)$14.746   (b)$16.030   (b)$16.568   (b)$12.043
          Ending AUV.............  (a)N/A        (a)$0        (a)$14.860   (a)$16.185   (a)$16.762   (a)$12.208   (a)$14.876
                                   (b)N/A        (b)$14.760   (b)$14.746   (b)$16.030   (b)$16.568   (b)$12.043   (b)$14.644
          Ending Number of AUs...  (a)N/A        (a)0         (a)1,252     (a)2,655     (a)5,449     (a)5,034     (a)4,609
                                   (b)N/A        (b)4,999     (b)5,034     (b)5,655     (b)5,619     (b)1,289     (b)1,279
-----------------------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 3
Shares
(Inception Date - 02/18/04)
          Beginning AUV..........  (a)N/A        (a)$5.918    (a)$5.965    (a)$6.009    (a)$6.292    (a)$7.051    (a)$4.225
                                   (b)N/A        (b)$5.638    (b)$5.925    (b)$5.958    (b)$6.226    (b)$6.963    (b)$4.164
          Ending AUV.............  (a)N/A        (a)$5.965    (a)$6.009    (a)$6.292    (a)$7.051    (a)$4.225    (a)$5.681
                                   (b)N/A        (b)$5.925    (b)$5.958    (b)$6.226    (b)$6.963    (b)$4.164    (b)$5.587
          Ending Number of AUs...  (a)N/A        (a)10,094    (a)25,345    (a)53,698    (a)52,119    (a)33,233    (a)31,408
                                   (b)N/A        (b)7,007     (b)7,650     (b)18,207    (b)29,026    (b)24,678    (b)24,050
-----------------------------------------------------------------------------------------------------------------------------




                 (a) Without election of Optional Enhanced Death Benefit
                 (b) With election of Optional Enhanced Death Benefit AUV - Accumulation Unit Value
                 AU - Accumulation Units

                                                 FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR
                                   INCEPTION TO     ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
       VARIABLE PORTFOLIOS           12/31/03      12/31/04     12/31/05     12/31/06     12/31/07     12/31/08     12/31/09
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class
3 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$30.893    (a)$33.529   (a)$35.945   (a)$39.429   (a)$43.161   (a)$54.156   (a)$31.735
                                   (b)$30.756    (b)$33.457   (b)$35.797   (b)$39.188   (b)$42.812   (b)$53.611   (b)$31.353
          Ending AUV.............  (a)$33.529    (a)$35.945   (a)$39.429   (a)$43.161   (a)$54.156   (a)$31.735   (a)$42.640
                                   (b)$33.457    (b)$35.797   (b)$39.188   (b)$42.812   (b)$53.611   (b)$31.353   (b)$42.042
          Ending Number of AUs...  (a)879        (a)8,289     (a)18,751    (a)32,900    (a)33,541    (a)31,638    (a)25,666
                                   (b)124        (b)7,907     (b)22,232    (b)42,029    (b)39,953    (b)34,721    (b)28,927
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 3
Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$5.828     (a)$6.224    (a)$6.910    (a)$7.034    (a)$8.061    (a)$8.993    (a)$4.845
                                   (b)$0         (b)$0        (b)$6.878    (b)$6.987    (b)$7.991    (b)$8.898    (b)$4.784
          Ending AUV.............  (a)$6.224     (a)$6.910    (a)$7.034    (a)$8.061    (a)$8.993    (a)$4.845    (a)$6.831
                                   (b)$0         (b)$0        (b)$6.987    (b)$7.991    (b)$8.898    (b)$4.784    (b)$6.731
          Ending Number of AUs...  (a)2,094      (a)2,094     (a)2,590     (a)6,275     (a)10,320    (a)11,924    (a)12,698
                                   (b)0          (b)0         (b)1,155     (b)8,975     (b)12,830    (b)18,107    (b)20,476
-----------------------------------------------------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 3
Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$12.930    (a)$12.878   (a)$12.756   (a)$12.882   (a)$13.243   (a)$13.597   (a)$13.516
                                   (b)$0         (b)$12.835   (b)$12.696   (b)$12.796   (b)$13.127   (b)$13.452   (b)$13.345
          Ending AUV.............  (a)$12.878    (a)$12.756   (a)$12.882   (a)$13.243   (a)$13.597   (a)$13.516   (a)$13.286
                                   (b)$0         (b)$12.696   (b)$12.796   (b)$13.127   (b)$13.452   (b)$13.345   (b)$13.091
          Ending Number of AUs...  (a)879        (a)17,210    (a)26,735    (a)49,499    (a)68,814    (a)81,068    (a)46,751
                                   (b)0          (b)23,037    (b)52,678    (b)84,513    (b)117,069   (b)125,003   (b)225,759
-----------------------------------------------------------------------------------------------------------------------------

COLUMBIA HIGH YIELD FUND,
VARIABLE SERIES - CFT I Class A
Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$12.119    (a)$13.134   (a)$14.412   (a)$14.500   (a)$15.888   (a)$15.937   (a)$11.807
                                   (b)$12.048    (b)$13.098   (b)$14.344   (b)$14.403   (b)$15.750   (b)$15.767   (b)$11.658
          Ending AUV.............  (a)$13.134    (a)$14.412   (a)$14.500   (a)$15.888   (a)$15.937   (a)$11.807   (a)$16.764
                                   (b)$13.098    (b)$14.344   (b)$14.403   (b)$15.750   (b)$15.767   (b)$11.658   (b)$16.519
          Ending Number of AUs...  (a)8          (a)1,542     (a)2,409     (a)4,788     (a)4,884     (a)2,597     (a)5,518
                                   (b)8          (b)513       (b)4,003     (b)6,546     (b)7,862     (b)7,286     (b)6,435
-----------------------------------------------------------------------------------------------------------------------------

COLUMBIA MARSICO FOCUSED EQUITIES
FUND, VARIABLE SERIES - CFT I
Class A Shares
(formerly Nations Marsico Focused
Equities Portfolio)*
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$8.797     (a)$9.418    (a)$10.329   (a)$11.222   (a)$11.967   (a)$13.387   (a)$7.739
                                   (b)$8.754     (b)$9.401    (b)$10.290   (b)$11.157   (b)$11.874   (b)$13.255   (b)$7.648
          Ending AUV.............  (a)$9.418     (a)$10.329   (a)$11.222   (a)$11.967   (a)$13.387   (a)$7.739    (a)$9.808
                                   (b)$9.401     (b)$10.290   (b)$11.157   (b)$11.874   (b)$13.255   (b)$7.648    (b)$9.673
          Ending Number of AUs...  (a)11         (a)2,619     (a)6,499     (a)17,805    (a)30,328    (a)31,030    (a)26,840
                                   (b)11         (b)113       (b)4,883     (b)19,262    (b)19,973    (b)20,642    (b)21,530
-----------------------------------------------------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 3
Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$15.405    (a)$16.174   (a)$16.975   (a)$16.995   (a)$17.675   (a)$18.316   (a)$16.594
                                   (b)$0         (b)$16.314   (b)$16.954   (b)$16.940   (b)$17.583   (b)$18.184   (b)$16.442
          Ending AUV.............  (a)$16.174    (a)$16.975   (a)$16.995   (a)$17.675   (a)$18.316   (a)$16.594   (a)$21.354
                                   (b)$0         (b)$16.954   (b)$16.940   (b)$17.583   (b)$18.184   (b)$16.442   (b)$21.114
          Ending Number of AUs...  (a)651        (a)13,727    (a)26,033    (a)61,638    (a)69,454    (a)64,110    (a)57,180
                                   (b)0          (b)10,712    (b)48,769    (b)85,179    (b)108,875   (b)91,491    (b)87,127
-----------------------------------------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class
3 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$24.862    (a)$28.069   (a)$31.304   (a)$34.019   (a)$38.538   (a)$40.004   (a)$24.304
                                   (b)$24.748    (b)$28.000   (b)$31.166   (b)$33.802   (b)$38.216   (b)$39.590   (b)$24.004
          Ending AUV.............  (a)$28.069    (a)$31.304   (a)$34.019   (a)$38.538   (a)$40.004   (a)$24.304   (a)$31.879
                                   (b)$28.000    (b)$31.166   (b)$33.802   (b)$38.216   (b)$39.590   (b)$24.004   (b)$31.423
          Ending Number of AUs...  (a)996        (a)14,040    (a)43,763    (a)78,577    (a)85,554    (a)71,524    (a)58,582
                                   (b)148        (b)26,509    (b)71,049    (b)115,894   (b)115,871   (b)99,803    (b)84,750
-----------------------------------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST
Class 3 Shares
(Inception Date - 01/11/05)
          Beginning AUV..........  (a)N/A        (a)N/A       (a)$11.046   (a)$10.807   (a)$12.916   (a)$12.444   (a)$8.974
                                   (b)N/A        (b)N/A       (b)$10.993   (b)$10.734   (b)$12.803   (b)$12.310   (b)$8.860
          Ending AUV.............  (a)N/A        (a)N/A       (a)$10.807   (a)$12.916   (a)$12.444   (a)$8.974    (a)$10.593
                                   (b)N/A        (b)N/A       (b)$10.734   (b)$12.803   (b)$12.310   (b)$8.860    (b)$10.438
          Ending Number of AUs...  (a)N/A        (a)N/A       (a)7,525     (a)15,184    (a)15,237    (a)14,526    (a)12,903
                                   (b)N/A        (b)N/A       (b)3,394     (b)13,361    (b)13,304    (b)12,167    (b)9,374
-----------------------------------------------------------------------------------------------------------------------------






                 (a) Without election of Optional Enhanced Death Benefit
                 (b) With election of Optional Enhanced Death Benefit AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 * Effective October 2, 2006, the unnamed class of these shares of funds were replaced with Class A shares, which are not subject to 12b-1 distribution fees.

                                                 FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR
                                   INCEPTION TO     ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
       VARIABLE PORTFOLIOS           12/31/03      12/31/04     12/31/05     12/31/06     12/31/07     12/31/08     12/31/09
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 3
Shares
(Inception Date - 02/18/04)
          Beginning AUV..........  (a)N/A        (a)$9.819    (a)$10.934   (a)$14.738   (a)$18.981   (a)$26.368   (a)$11.238
                                   (b)N/A        (b)$9.459    (b)$10.866   (b)$14.618   (b)$18.788   (b)$26.049   (b)$11.080
          Ending AUV.............  (a)N/A        (a)$10.934   (a)$14.738   (a)$18.981   (a)$26.368   (a)$11.238   (a)$19.504
                                   (b)N/A        (b)$10.866   (b)$14.618   (b)$18.788   (b)$26.049   (b)$11.080   (b)$19.191
          Ending Number of AUs...  (a)N/A        (a)4,562     (a)28,248    (a)40,893    (a)43,886    (a)40,000    (a)34,566
                                   (b)N/A        (b)2,519     (b)73,149    (b)122,562   (b)105,223   (b)111,642   (b)74,040
-----------------------------------------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class
3 Shares
(Inception Date - 04/05/04)
          Beginning AUV..........  (a)N/A        (a)$16.735   (a)$17.475   (a)$17.970   (a)$20.603   (a)$20.262   (a)$12.248
                                   (b)N/A        (b)$16.361   (b)$17.378   (b)$17.836   (b)$20.408   (b)$20.030   (b)$12.083
          Ending AUV.............  (a)N/A        (a)$17.475   (a)$17.970   (a)$20.603   (a)$20.262   (a)$12.248   (a)$15.895
                                   (b)N/A        (b)$17.378   (b)$17.836   (b)$20.408   (b)$20.030   (b)$12.083   (b)$15.650
          Ending Number of AUs...  (a)N/A        (a)5,102     (a)8,167     (a)10,786    (a)11,215    (a)9,789     (a)6,853
                                   (b)N/A        (b)4,119     (b)13,116    (b)15,997    (b)15,054    (b)10,090    (b)5,070
-----------------------------------------------------------------------------------------------------------------------------

FOREIGN VALUE - SAST Class 3
Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$10.994    (a)$12.463   (a)$14.701   (a)$15.918   (a)$19.918   (a)$22.377   (a)$12.999
                                   (b)$0         (b)$12.789   (b)$14.632   (b)$15.811   (b)$19.745   (b)$22.138   (b)$12.834
          Ending AUV.............  (a)$12.463    (a)$14.701   (a)$15.918   (a)$19.918   (a)$22.377   (a)$12.999   (a)$16.636
                                   (b)$0         (b)$14.632   (b)$15.811   (b)$19.745   (b)$22.138   (b)$12.834   (b)$16.393
          Ending Number of AUs...  (a)2,641      (a)30,998    (a)51,774    (a)77,474    (a)84,936    (a)74,738    (a)61,721
                                   (b)0          (b)32,943    (b)158,007   (b)194,854   (b)162,984   (b)134,217   (b)97,488
-----------------------------------------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 3
Shares
(Inception Date - 08/31/04)
          Beginning AUV..........  (a)N/A        (a)$0        (a)$17.326   (a)$18.055   (a)$18.764   (a)$21.243   (a)$11.513
                                   (b)N/A        (b)$15.683   (b)$17.206   (b)$17.895   (b)$18.561   (b)$20.971   (b)$11.342
          Ending AUV.............  (a)N/A        (a)$0        (a)$18.055   (a)$18.764   (a)$21.243   (a)$11.513   (a)$15.380
                                   (b)N/A        (b)$17.206   (b)$17.895   (b)$18.561   (b)$20.971   (b)$11.342   (b)$15.122
          Ending Number of AUs...  (a)N/A        (a)0         (a)0         (a)0         (a)2,175     (a)3,484     (a)5,680
                                   (b)N/A        (b)3,893     (b)4,085     (b)4,496     (b)6,903     (b)6,209     (b)8,022
-----------------------------------------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 02/18/04)
          Beginning AUV..........  (a)N/A        (a)$16.822   (a)$16.968   (a)$17.435   (a)$17.792   (a)$19.469   (a)$20.211
                                   (b)N/A        (b)$16.902   (b)$16.844   (b)$17.274   (b)$17.592   (b)$19.212   (b)$19.904
          Ending AUV.............  (a)N/A        (a)$16.968   (a)$17.435   (a)$17.792   (a)$19.469   (a)$20.211   (a)$21.345
                                   (b)N/A        (b)$16.844   (b)$17.274   (b)$17.592   (b)$19.212   (b)$19.904   (b)$20.979
          Ending Number of AUs...  (a)N/A        (a)3,230     (a)8,870     (a)15,461    (a)20,871    (a)21,602    (a)16,958
                                   (b)N/A        (b)487       (b)2,150     (b)9,688     (b)12,279    (b)12,930    (b)12,208
-----------------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 3
Shares
(Inception Date - 02/09/04)
          Beginning AUV..........  (a)N/A        (a)$16.018   (a)$17.129   (a)$19.485   (a)$23.713   (a)$26.063   (a)$14.494
                                   (b)N/A        (b)$14.311   (b)$17.060   (b)$19.368   (b)$23.523   (b)$25.802   (b)$14.321
          Ending AUV.............  (a)N/A        (a)$17.129   (a)$19.485   (a)$23.713   (a)$26.063   (a)$14.494   (a)$18.427
                                   (b)N/A        (b)$17.060   (a)$19.368   (b)$23.523   (b)$25.802   (b)$14.321   (b)$18.170
          Ending Number of AUs...  (a)N/A        (a)1,236     (a)7,262     (a)8,501     (a)9,490     (a)8,385     (a)7,493
                                   (b)N/A        (b)857       (b)432       (b)11,546    (b)11,441    (b)11,609    (b)11,180
-----------------------------------------------------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST
Class 3 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$16.219    (a)$16.588   (a)$16.854   (a)$16.995   (a)$17.248   (a)$18.012   (a)$18.463
                                   (b)$0         (b)$16.745   (b)$16.780   (b)$16.887   (b)$17.104   (b)$17.825   (b)$18.235
          Ending AUV.............  (a)$16.588    (a)$16.854   (a)$16.995   (a)$17.248   (a)$18.012   (a)$18.463   (a)$18.913
                                   (b)$0         (b)$16.780   (b)$16.887   (b)$17.104   (b)$17.825   (b)$18.235   (b)$18.642
          Ending Number of AUs...  (a)2,777      (a)31,350    (a)64,296    (a)106,016   (a)115,990   (a)101,397   (a)96,258
                                   (b)0          (b)53,835    (b)131,212   (b)179,301   (b)195,264   (b)132,718   (b)125,669
-----------------------------------------------------------------------------------------------------------------------------

GROWTH - AST Class 3 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$24.515    (a)$26.615   (a)$28.987   (a)$30.508   (a)$33.954   (a)$36.761   (a)$21.517
                                   (b)$0         (b)$27.004   (b)$28.856   (b)$30.309   (b)$33.666   (b)$36.376   (b)$21.249
          Ending AUV.............  (a)$26.615    (a)$28.987   (a)$30.508   (a)$33.954   (a)$36.761   (a)$21.517   (a)$29.256
                                   (b)$0         (b)$28.856   (b)$30.309   (b)$33.666   (b)$36.376   (b)$21.249   (b)$28.834
          Ending Number of AUs...  (a)1,244      (a)10,468    (a)17,197    (a)25,878    (a)24,977    (a)20,664    (a)15,426
                                   (b)0          (b)10,011    (b)29,545    (b)37,010    (b)33,579    (b)25,737    (b)18,397
-----------------------------------------------------------------------------------------------------------------------------






                 (a) Without election of Optional Enhanced Death Benefit
                 (b) With election of Optional Enhanced Death Benefit AUV - Accumulation Unit Value
                 AU - Accumulation Units

                                                 FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR
                                   INCEPTION TO     ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
       VARIABLE PORTFOLIOS           12/31/03      12/31/04     12/31/05     12/31/06     12/31/07     12/31/08     12/31/09
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

GROWTH-INCOME - SAST Class 3
Shares
(Inception Date - 03/29/04)
          Beginning AUV..........  (a)N/A        (a)$26.472   (a)$28.116   (a)$29.613   (a)$31.254   (a)$34.122   (a)$19.139
                                   (b)N/A        (b)$24.126   (b)$27.959   (b)$29.388   (b)$30.955   (b)$33.727   (b)$18.880
          Ending AUV.............  (a)N/A        (a)$28.116   (a)$29.613   (a)$31.254   (a)$34.122   (a)$19.139   (a)$24.102
                                   (b)N/A        (b)$27.959   (b)$29.388   (b)$30.955   (b)$33.727   (b)$18.880   (b)$23.728
          Ending Number of AUs...  (a)N/A        (a)1,236     (a)1,833     (a)2,025     (a)2,335     (a)2,270     (a)2,110
                                   (b)N/A        (b)1,111     (b)1,032     (b)1,291     (b)859       (b)855       (b)769

-----------------------------------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class
3 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$4.379     (a)$4.557    (a)$4.753    (a)$5.027    (a)$5.603    (a)$6.692    (a)$4.215
                                   (b)$0         (b)$0        (b)$4.725    (b)$4.987    (b)$5.547    (b)$6.612    (b)$4.157
          Ending AUV.............  (a)$4.557     (a)$4.753    (a)$5.027    (a)$5.603    (a)$6.692    (a)$4.215    (a)$4.897
                                   (b)$0         (b)$0        (b)$4.987    (b)$5.547    (b)$6.612    (b)$4.157    (b)$4.820
          Ending Number of AUs...  (a)1,561      (a)2,483     (a)5,842     (a)29,516    (a)41,097    (a)39,417    (a)34,902
                                   (b)0          (b)0         (b)821       (b)46,516    (b)70,588    (b)67,187    (b)67,907
-----------------------------------------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 3
Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$13.700    (a)$14.978   (a)$17.285   (a)$18.488   (a)$20.828   (a)$20.746   (a)$13.828
                                   (b)$0         (b)$15.200   (b)$17.185   (b)$18.344   (b)$20.624   (b)$20.501   (b)$13.637
          Ending AUV.............  (a)$14.978    (a)$17.285   (a)$18.488   (a)$20.828   (a)$20.746   (a)$13.828   (a)$19.294
                                   (b)$0         (b)$17.185   (b)$18.344   (b)$20.624   (b)$20.501   (b)$13.637   (b)$18.991
          Ending Number of AUs...  (a)657        (a)4,296     (a)8,250     (a)15,278    (a)15,918    (a)20,085    (a)21,257
                                   (b)0          (b)4,117     (b)4,255     (b)7,007     (b)9,168     (b)9,830     (b)10,019
-----------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED
EQUITIES - SAST Class 3 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$8.018     (a)$9.286    (a)$10.269   (a)$11.883   (a)$14.413   (a)$16.333   (a)$9.714
                                   (b)$0         (b)$9.616    (b)$10.575   (b)$11.799   (b)$14.282   (b)$16.153   (b)$9.588
          Ending AUV.............  (a)$9.286     (a)$10.629   (a)$11.883   (a)$14.413   (a)$16.333   (a)$9.714    (a)$12.324
                                   (b)$0         (b)$10.575   (b)$11.799   (b)$14.282   (b)$16.153   (b)$9.588    (b)$12.140
          Ending Number of AUs...  (a)3,004      (a)29,259    (a)53,023    (a)92,693    (a)99,642    (a)85,131    (a)69,100
                                   (b)0          (b)23,945    (b)82,585    (b)125,759   (b)130,823   (b)111,664   (b)87,563
-----------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH AND
INCOME - SAST Class 3 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$9.552     (a)$11.204   (a)$13.305   (a)$14.940   (a)$18.647   (a)$19.633   (a)$10.433
                                   (b)$0         (b)$11.493   (b)$13.271   (b)$14.872   (b)$18.525   (b)$19.466   (b)$10.323
          Ending AUV.............  (a)$11.204    (a)$13.305   (a)$14.940   (a)$18.647   (a)$19.633   (a)$10.433   (a)$13.095
                                   (b)$0         (b)$13.271   (b)$14.872   (b)$18.525   (b)$19.466   (b)$10.323   (b)$12.932
          Ending Number of AUs...  (a)111        (a)4,395     (a)9,457     (a)34,779    (a)47,466    (a)47,463    (a)43,160
                                   (b)0          (b)10,265    (b)9,994     (b)44,550    (b)59,116    (b)64,852    (b)62,185
-----------------------------------------------------------------------------------------------------------------------------

LORD ABBETT GROWTH AND
INCOME - LASF Class VC Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$9.688     (a)$10.556   (a)$11.713   (a)$11.910   (a)$13.758   (a)$14.016   (a)$8.777
                                   (b)$0         (b)$10.700   (b)$11.615   (b)$11.790   (b)$13.589   (b)$13.816   (b)$8.634
          Ending AUV.............  (a)$10.556    (a)$11.713   (a)$11.910   (a)$13.758   (a)$14.016   (a)$8.777    (a)$10.278
                                   (b)$0         (b)$11.615   (b)$11.790   (b)$13.589   (b)$13.816   (b)$8.634    (b)$10.091
          Ending Number of AUs...  (a)8,451      (a)12,709    (a)26,001    (a)40,794    (a)57,591    (a)40,086    (a)35,048
                                   (b)0          (b)8,799     (b)21,362    (b)46,581    (b)51,830    (b)49,905    (b)47,678
-----------------------------------------------------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS
TRUST - SAST Class 3 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$16.904    (a)$17.969   (a)$19.749   (a)$20.902   (a)$23.242   (a)$25.248   (a)$16.758
                                   (b)$0         (b)$18.189   (b)$19.660   (b)$20.766   (b)$23.044   (b)$24.984   (b)$16.549
          Ending AUV.............  (a)$17.969    (a)$19.749   (a)$20.902   (a)$23.242   (a)$25.248   (a)$16.758   (a)$20.866
                                   (b)$0         (b)$19.660   (b)$20.766   (b)$23.044   (b)$24.984   (b)$16.549   (b)$20.565
          Ending Number of AUs...  (a)416        (a)5,858     (a)9,567     (a)11,425    (a)9,619     (a)7,759     (a)6,225
                                   (b)0          (b)5,781     (b)17,883    (b)20,655    (b)16,663    (b)11,129    (b)6,827
-----------------------------------------------------------------------------------------------------------------------------

MFS TOTAL RETURN - SAST Class 3
Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$21.494    (a)$22.797   (a)$24.931   (a)$25.240   (a)$27.772   (a)$28.439   (a)$21.787
                                   (b)$21.361    (b)$22.721   (b)$24.799   (b)$25.056   (b)$27.514   (b)$28.119   (b)$21.498
          Ending AUV.............  (a)$22.797    (a)$24.931   (a)$25.240   (a)$27.772   (a)$28.439   (a)$21.787   (a)$25.360
                                   (b)$22.721    (b)$24.799   (b)$25.056   (b)$27.514   (b)$28.119   (b)$21.498   (b)$24.974
          Ending Number of AUs...  (a)493        (a)6,803     (a)17,150    (a)21,188    (a)20,555    (a)19,970    (a)17,912
                                   (b)183        (b)8,512     (b)34,810    (b)47,032    (b)51,360    (b)42,295    (b)35,687
-----------------------------------------------------------------------------------------------------------------------------




                 (a) Without election of Optional Enhanced Death Benefit
                 (b) With election of Optional Enhanced Death Benefit AUV - Accumulation Unit Value
                 AU - Accumulation Units

                                                 FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR
                                   INCEPTION TO     ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
       VARIABLE PORTFOLIOS           12/31/03      12/31/04     12/31/05     12/31/06     12/31/07     12/31/08     12/31/09
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 3
Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$9.044     (a)$9.392    (a)$10.528   (a)$10.672   (a)$10.754   (a)$12.356   (a)$6.875
                                   (b)$0         (b)$9.786    (b)$10.478   (b)$10.601   (b)$10.661   (b)$12.224   (b)$6.788
          Ending AUV.............  (a)$9.392     (a)$10.528   (a)$10.672   (a)$10.754   (a)$12.356   (a)$6.875    (a)$9.620
                                   (b)$0         (b)$10.478   (b)$10.601   (b)$10.661   (b)$12.224   (b)$6.788    (b)$9.480
          Ending Number of AUs...  (a)1,952      (a)8,239     (a)17,630    (a)36,799    (a)36,740    (a)29,534    (a)28,756
                                   (b)0          (b)12,629    (b)87,956    (b)117,307   (b)109,474   (b)102,166   (b)94,474

-----------------------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES - AST Class 3
Shares
(Inception Date - 05/10/04)
          Beginning AUV..........  (a)N/A        (a)$20.594   (a)$27.232   (a)$39.093   (a)$47.983   (a)$66.094   (a)$32.598
                                   (b)N/A        (b)$0        (b)$27.066   (b)$38.778   (b)$47.502   (b)$65.300   (b)$32.142
          Ending AUV.............  (a)N/A        (a)$27.232   (a)$39.093   (a)$47.983   (a)$66.094   (a)$32.598   (a)$50.623
                                   (b)N/A        (b)$27.066   (b)$38.778   (b)$47.502   (b)$65.300   (b)$32.142   (b)$49.815
          Ending Number of AUs...  (a)N/A        (a)354       (a)5,971     (a)14,266    (a)15,689    (a)15,460    (a)13,498
                                   (b)N/A        (b)0         (b)14,360    (b)31,930    (b)33,254    (b)32,491    (b)27,070
-----------------------------------------------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 3 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$14.502    (a)$16.050   (a)$21.219   (a)$23.619   (a)$31.207   (a)$26.262   (a)$14.476
                                   (b)$0         (b)$16.088   (b)$21.106   (b)$23.446   (b)$30.917   (b)$25.965   (b)$14.284
          Ending AUV.............  (a)$16.050    (a)$21.219   (a)$23.619   (a)$31.207   (a)$26.262   (a)$14.476   (a)$18.458
                                   (b)$0         (b)$21.106   (b)$23.446   (b)$30.917   (b)$25.965   (b)$14.284   (b)$18.177
          Ending Number of AUs...  (a)159        (a)3,003     (a)9,479     (a)23,254    (a)31,862    (a)30,022    (a)28,868
                                   (b)0          (b)4,452     (b)19,527    (b)48,383    (b)57,618    (b)53,993    (b)53,546
-----------------------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE - SAST Class
3 Shares
(Inception Date - 05/01/06)
          Beginning AUV..........  (a)N/A        (a)N/A       (a)N/A       (a)$10.000   (a)$10.117   (a)$9.283    (a)$6.043
                                   (b)N/A        (b)N/A       (b)N/A       (b)$10.000   (b)$10.104   (b)$9.252    (b)$6.011
          Ending AUV.............  (a)N/A        (a)N/A       (a)N/A       (a)$10.117   (a)$9.283    (a)$6.043    (a)$7.836
                                   (b)N/A        (b)N/A       (b)N/A       (b)$10.104   (b)$9.252    (b)$6.011    (b)$7.779
          Ending Number of AUs...  (a)N/A        (a)N/A       (a)N/A       (a)17,574    (a)31,391    (a)28,799    (a)26,229
                                   (b)N/A        (b)N/A       (b)N/A       (b)19,881    (b)40,718    (b)39,534    (b)39,204
-----------------------------------------------------------------------------------------------------------------------------

SMALL & MID CAP VALUE - SAST
Class 3 Shares
(Inception Date - 09/03/03)
          Beginning AUV..........  (a)$12.073    (a)$13.588   (a)$15.770   (a)$16.432   (a)$18.363   (a)$18.366   (a)$11.728
                                   (b)$0         (b)$13.985   (b)$15.690   (b)$16.316   (b)$18.197   (b)$18.164   (b)$11.576
          Ending AUV.............  (a)$13.588    (a)$15.770   (a)$16.432   (a)$18.363   (a)$18.366   (a)$11.728   (a)$16.419
                                   (b)$0         (b)$15.690   (b)$16.316   (b)$18.197   (b)$18.164   (b)$11.576   (b)$16.173
          Ending Number of AUs...  (a)1,262      (a)13,951    (a)31,159    (a)63,016    (a)72,166    (a)59,125    (a)50,563
                                   (b)0          (b)9,332     (b)105,806   (b)143,648   (b)149,423   (b)138,755   (b)132,863
-----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 01/27/05)
          Beginning AUV..........  (a)N/A        (a)N/A       (a)$2.264    (a)$2.388    (a)$2.373    (a)$2.842    (a)$1.364
                                   (b)N/A        (b)N/A       (b)$2.251    (b)$2.370    (b)$2.350    (b)$2.810    (b)$1.346
          Ending AUV.............  (a)N/A        (a)N/A       (a)$2.388    (a)$2.373    (a)$2.842    (a)$1.364    (a)$2.016
                                   (b)N/A        (b)N/A       (b)$2.370    (b)$2.350    (b)$2.810    (b)$1.346    (b)$1.985
          Ending Number of AUs...  (a)N/A        (a)N/A       (a)30,909    (a)47,693    (a)49,585    (a)57,724    (a)72,763
                                   (b)N/A        (b)N/A       (b)2,735     (b)65,983    (b)70,428    (b)74,251    (b)70,329
-----------------------------------------------------------------------------------------------------------------------------

VAN KAMPEN LIT CAPITAL GROWTH,
CLASS II SHARES* - VKT
          Beginning AUV..........  (a)$8.362     (a)$8.755    (a)$9.208    (a)$9.762    (a)$9.867    (a)$11.335   (a)$5.681
                                   (b)$0         (b)$0        (b)$9.170    (b)$9.702    (b)$9.787    (b)$11.221   (b)$5.612
          Ending AUV.............  (a)$8.755     (a)$9.208    (a)$9.762    (a)$9.867    (a)$11.335   (a)$5.681    (a)$9.268
                                   (b)$0         (b)$0        (b)$9.702    (b)$9.787    (b)$11.221   (b)$5.612    (b)$9.138
          Ending Number of AUs...  (a)2,821      (a)3,099     (a)4,060     (a)4,658     (a)6,263     (a)1,340     (a)2,683
                                   (b)0          (b)0         (b)2,260     (b)17,243    (b)20,145    (b)19,322    (b)17,249
-----------------------------------------------------------------------------------------------------------------------------

VAN KAMPEN LIT COMSTOCK, CLASS II
SHARES* - VKT
          Beginning AUV..........  (a)$9.595     (a)$10.504   (a)$12.149   (a)$12.458   (a)$14.239   (a)$13.698   (a)$8.661
                                   (b)$9.472     (b)$10.504   (b)$12.125   (b)$12.408   (b)$14.154   (b)$13.589   (b)$8.574
          Ending AUV.............  (a)$10.504    (a)$12.149   (a)$12.458   (a)$14.239   (a)$13.698   (a)$8.661    (a)$10.954
                                   (b)$10.504    (b)$12.125   (b)$12.408   (b)$14.154   (b)$13.589   (b)$8.574    (b)$10.823
          Ending Number of AUs...  (a)3,363      (a)11,251    (a)38,753    (a)50,547    (a)44,762    (a)32,990    (a)24,507
                                   (b)396        (b)10,010    (b)19,787    (b)44,395    (b)47,943    (b)41,998    (b)31,761
-----------------------------------------------------------------------------------------------------------------------------






                 (a) Without election of Optional Enhanced Death Benefit
                 (b) With election of Optional Enhanced Death Benefit
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 * On or about June 1, 2010, (1) Van Kampen LIT Capital Growth,
                   Class II Shares will be renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; (2) Van Kampen LIT Comstock, Class II Shares will be renamed to Invesco Van Kampen V.I. Comstock Fund, Series II Shares (an equity fund seeking capital growth and income); (3) Van Kampen LIT Growth and Income, Class II Shares will be renamed to Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares; and (4) the trust for these Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), subject to shareholder and other necessary approvals.

                                                 FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR
                                   INCEPTION TO     ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
       VARIABLE PORTFOLIOS           12/31/03      12/31/04     12/31/05     12/31/06     12/31/07     12/31/08     12/31/09
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

VAN KAMPEN LIT GROWTH AND INCOME,
CLASS II SHARES* - VKT
          Beginning AUV..........  (a)$10.067    (a)$11.056   (a)$12.428   (a)$13.430   (a)$15.341   (a)$15.491   (a)$10.343
                                   (b)$0         (b)$11.183   (b)$12.372   (b)$13.340   (b)$15.211   (b)$15.329   (b)$10.214
          Ending AUV.............  (a)$11.056    (a)$12.428   (a)$13.430   (a)$15.341   (a)$15.491   (a)$10.343   (a)$12.643
                                   (b)$0         (b)$12.372   (b)$13.340   (b)$15.211   (b)$15.329   (b)$10.214   (b)$12.461
          Ending Number of AUs...  (a)2,916      (a)31,062    (a)26,001    (a)89,467    (a)95,330    (a)80,577    (a)70,012
                                   (b)0          (b)30,357    (b)88,941    (b)130,327   (b)145,289   (b)118,331   (b)96,154
-----------------------------------------------------------------------------------------------------------------------------




                 (a) Without election of Optional Enhanced Death Benefit
                 (b) With election of Optional Enhanced Death Benefit
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 * On or about June 1, 2010, (1) Van Kampen LIT Capital Growth,
                   Class II Shares will be renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; (2) Van Kampen LIT Comstock, Class II Shares will be renamed to Invesco Van Kampen V.I. Comstock Fund, Series II Shares (an equity fund seeking capital growth and income); (3) Van Kampen LIT Growth and Income, Class II Shares will be renamed to Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares; and (4) the trust for these Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), subject to shareholder and other necessary approvals.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. FURTHERMORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit is applicable upon the Continuing Spouse's death we will pay the beneficiary the greater of:

     1.  Contract Value; or

     2.  Continuation Net Purchase Payments.

ENHANCED DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Enhanced Death Benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary this death benefit.


MAXIMUM ANNIVERSARY VALUE


If the continuing Spouse is younger than age 90 at the time of death, the death benefit is the greatest of:

          a.  Contract Value; or

          b.  Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary, reduced for any withdrawals (and fees and charges applicable to those withdrawals) since that anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and increased by any Purchase Payments received after that contract anniversary.

If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, the death benefit will be equal to the contract value at the time we receive satisfactory proof of death and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


FOR CONTRACTS ISSUED PRIOR TO JUNE 1, 2004, THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL
CONTINUATION:



MAXIMUM ANNIVERSARY VALUE OPTION - if the Continuing Spouse is younger than age 90 at the time of death, and:



If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:



     a.  Contract value; or



     b. Continuation Net Purchase Payments plus Purchase Payments made since the Continuation Date; and reduced for withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or



     c. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.



If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:



     a.  Contract value; or



     b.  Net Purchase Payments received since the original issue date; or



     c. Maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

         Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.



If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we could credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

     where:

          I is the interest rate you are earning on the money invested in the Fixed Account;

          J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

          N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

          L is 0.0025

We do not assess an MVA against withdrawals under the following circumstances:

     - If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;

     - If a withdrawal or transfer is made within 30 days after the end of a guarantee period;

     -   If a withdrawal or transfer is made to pay contract fees and charges;

     -   To pay a death benefit; and

     -   Upon beginning an income option, if occurring on the Latest Annuity
         Date.

EXAMPLES OF THE MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was not issued in a state where L = 0.0025.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn fall within the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1
                  = [(1.05)/(1.04+0.0025)]18/12 - 1
                  = (1.007194)(1.5) - 1
                  = 1.010811 - 1
                  = +0.010811

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.010811) = +$43.24

$43.24 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.0025)]N/12 - 1
                  = [(1.05)/(1.04+0.0025)]18/12 - 1
                  = (1.007194)1.5 - 1
                  = 1.010811 - 1
                  = +0.010811

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% x $4,000 = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.010811) = +$40.65

$40.65 represents the positive MVA that would be added to the withdrawal.

  Please forward a copy (without charge) of the Polaris Choice Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299

                            (POLARIS CHOICE III LOGO)
                                   PROSPECTUS
                                   MAY 1, 2010

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             in all states except in New York where it is issued by
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               in connection with
                            VARIABLE SEPARATE ACCOUNT
                                       and
                          FS VARIABLE SEPARATE ACCOUNT


This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(7), Anchor Series Trust, BB&T Variable Insurance Funds, Columbia Funds Variable Insurance Trust I, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Principal Variable Contracts Funds, Inc., Seasons Series Trust and SunAmerica Series Trust. All of the Underlying Funds listed below may not be available to you for investment.



UNDERLYING FUNDS:                                        MANAGED BY:
     Aggressive Growth                                   Wells Capital Management Incorporated
     Alliance Growth                                     AllianceBernstein L.P.
     American Funds Asset Allocation SAST                Capital Research and Management
                                                         Company(2)
     American Funds Global Growth SAST                   Capital Research and Management
                                                         Company(2)
     American Funds Growth SAST                          Capital Research and Management
                                                         Company(2)
     American Funds Growth-Income SAST                   Capital Research and Management
                                                         Company(2)
     Asset Allocation                                    Edge Asset Management, Inc.
     Balanced                                            J.P. Morgan Investment Management Inc.
     Blue Chip Growth                                    SunAmerica Asset Management Corp.
     Capital Appreciation                                Wellington Management Company, LLP
     Capital Growth                                      OppenheimerFunds, Inc.
     Cash Management                                     BofA Advisors, LLC(4)
     Columbia High Yield Fund, Variable Series           MacKay Shields LLC
     Columbia Marsico Focused Equities Fund, Variable    Marsico Capital Management, LLC
       Series
     Corporate Bond                                      Federated Investment Management Company
     Davis Venture Value                                 Davis Selected Advisers, L.P.
     "Dogs" of Wall Street(1)                            SunAmerica Asset Management Corp.
     Emerging Markets                                    Putnam Investment Management, LLC
     Equity Opportunities                                OppenheimerFunds, Inc.
     Foreign Value                                       Templeton Investment Counsel, LLC
     Franklin Income Securities Fund                     Franklin Advisers, Inc.
     Franklin Templeton VIP Founding Funds Allocation    Franklin Templeton Services, LLC(3)
       Fund
     Fundamental Growth                                  Wells Capital Management Incorporated
     Global Bond                                         Goldman Sachs Asset Management
                                                         International
     Global Equities                                     J.P. Morgan Investment Management Inc.
     Government and Quality Bond                         Wellington Management Company, LLP
     Growth                                              Wellington Management Company, LLP
     Growth-Income                                       AllianceBernstein L.P.
     Growth Opportunities                                Invesco Advisers, Inc.(5)
     High-Yield Bond                                     PineBridge Investments LLC(6)
     International Diversified Equities                  Morgan Stanley Investment Management
                                                         Inc.
     International Growth and Income                     Putnam Investment Management, LLC
     Invesco Van Kampen V.I. Capital Growth Fund,        Invesco Advisers, Inc.
       Series II Shares(7)
     Invesco Van Kampen V.I. Comstock Fund, Series II    Invesco Advisers, Inc.
       Shares(7)
     Invesco Van Kampen V.I. Growth and Income Fund,     Invesco Advisers, Inc.
       Series II Shares(7)
     Lord Abbett Growth and Income                       Lord, Abbett & Co. LLC
     Managed Allocation Balanced                         Ibbotson Associates Advisors, LLC
     Managed Allocation Moderate                         Ibbotson Associates Advisors, LLC
     Managed Allocation Moderate Growth                  Ibbotson Associates Advisors, LLC
     Managed Allocation Growth                           Ibbotson Associates Advisors, LLC
     Marsico Focused Growth                              Marsico Capital Management, LLC
     MFS Massachusetts Investors Trust(1)                Massachusetts Financial Services Company
     MFS Total Return                                    Massachusetts Financial Services Company
     Mid-Cap Growth                                      J.P. Morgan Investment Management Inc.
     Natural Resources                                   Wellington Management Company, LLP
     Real Estate                                         Davis Selected Advisers, L.P.
     Real Return                                         Wellington Management Company, LLP
     Small Company Value                                 Franklin Advisory Services, LLC

UNDERLYING FUNDS:                                        MANAGED BY:
     Small & Mid Cap Value                               AllianceBernstein L.P.
     Technology                                          Columbia Management Investment Advisers,
                                                         LLC(4)
     Telecom Utility                                     Massachusetts Financial Services Company
     Total Return Bond                                   Pacific Investment Management Company
                                                         LLC




YOU MAY ALSO INVEST IN THESE UNDERLYING FUNDS IF YOU PURCHASED YOUR CONTRACT THROUGH BB&T INVESTMENT SERVICES, INC.:


UNDERLYING FUNDS:                                        MANAGED BY:
     BB&T Capital Manager Equity VIF                     BB&T Asset Management, Inc.
     BB&T Select Equity VIF(8)                           BB&T Asset Management, Inc.
     BB&T Special Opportunities Equity VIF               BB&T Asset Management, Inc.
     BB&T Total Return Bond VIF                          BB&T Asset Management, Inc.




YOU MAY ALSO INVEST IN THESE UNDERLYING FUNDS IF YOU PURCHASED YOUR CONTRACT THROUGH CHASE INVESTMENT SERVICES CORPORATION (FORMERLY KNOWN WAMU INVESTMENTS, INC.):


UNDERLYING FUNDS:                                        MANAGED BY:
     Balanced                                            Edge Asset Management, Inc.
     Conservative Balanced                               Edge Asset Management, Inc.
     Conservative Growth                                 Edge Asset Management, Inc.
     Equity Income Account                               Edge Asset Management, Inc.
     Flexible Income                                     Edge Asset Management, Inc.
     Strategic Growth                                    Edge Asset Management, Inc.



(1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.


(2) Capital Research and Management Company manages the corresponding Master Fund (defined below) in which the Underlying Fund invests.

(3) Franklin Templeton Services, LLC is the administrator of this fund of funds. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the underlying funds and the VIP Founding Fund's investment in the underlying funds.


(4) On or about May 1, 2010, Bank of America, N.A., the indirect parent of Columbia Management Advisors, LLC ("CMA"), is expected to sell a portion of the asset management business to Ameriprise Financial, Inc. including the business of managing the series of the Columbia Funds Variable Insurance Trust I ("CFVT I"). Upon the closing of the transaction, the Technology Variable Portfolio, will change investment managers from CMA to RiverSource Investments, LLC ("RiverSource"). RiverSource expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the transaction closing. As part of this transaction, the Cash Management Variable Portfolio's investment adviser, CMA, will also change its name to BofA Advisors, LLC.



(5) On or about June 1, 2010, the investment manager of the Growth Opportunities Variable Portfolio will change from Morgan Stanley Investment Management Inc. to Invesco Advisers, Inc.



(6) On March 29, 2010, the investment manager of the High-Yield Bond portfolio was changed SunAmerica Asset Management Corp. to PineBridge Investments LLC.



(7) On or about June 1, 2010, (1) Van Kampen LIT Capital Growth, Class II Shares will be renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; (2) Van Kampen LIT Comstock, Class II Shares will be renamed to Invesco Van Kampen V.I. Comstock Fund, Series II Shares (an equity fund seeking capital growth and income); (3) Van Kampen LIT Growth and Income, Class II Shares will be renamed to Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares; (4) the investment manager of these Variable Portfolios will change from Van Kampen Asset Management to Invesco Advisers, Inc.; and (5) the trust for these Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), subject to shareholder and other necessary approvals.



(8) On May 1, 2010, the BB&T Large Cap VIF portfolio was renamed to BB&T Select Equity VIF.


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2010. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GLOSSARY...................................................................      3
HIGHLIGHTS.................................................................      4
FEE TABLE..................................................................      6
     Maximum Owner Transaction Expenses....................................      6
     Contract Maintenance Fee..............................................      6
     Separate Account Annual Expenses......................................      6
     Additional Optional Feature Fees......................................      6
          Optional SunAmerica Income Plus Fee..............................      6
          Optional SunAmerica Income Builder Fee...........................      6
          Optional MarketLock For Life Fee.................................      6
     Underlying Fund Expenses..............................................      6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.......................................      8
THE POLARIS CHOICE(III) VARIABLE ANNUITY...................................      9
PURCHASING A POLARIS CHOICE(III) VARIABLE ANNUITY..........................      9
     Allocation of Purchase Payments.......................................     10
     Accumulation Units....................................................     11
     Free Look.............................................................     11
     Exchange Offers.......................................................     12
     Important Information for Military Servicemembers.....................     12
INVESTMENT OPTIONS.........................................................     12
     Variable Portfolios...................................................     12
          AIM Variable Insurance Funds (Invesco Variable Insurance Funds)..     12
          Anchor Series Trust..............................................     13
          BB&T Variable Insurance Funds....................................     13
          Columbia Funds Variable Insurance Trust I........................     13
          Franklin Templeton Variable Insurance Products Trust.............     13
          Lord Abbett Series Fund, Inc. ...................................     13
          Principal Variable Contracts Funds, Inc. ........................     13
          Seasons Series Trust.............................................     13
          SunAmerica Series Trust..........................................     14
     Substitution, Addition or Deletion of Variable Portfolios.............     17
     Fixed Accounts........................................................     17
     Dollar Cost Averaging Fixed Accounts..................................     17
     Dollar Cost Averaging Program.........................................     18
     Polaris Portfolio Allocator Program...................................     18
     50%-50% Combination Model Program.....................................     20
     Transfers During the Accumulation Phase...............................     21
     Automatic Asset Rebalancing Program...................................     24
     Return Plus Program...................................................     24
     Voting Rights.........................................................     24
ACCESS TO YOUR MONEY.......................................................     25
     Free Withdrawal Provision.............................................     25
     Systematic Withdrawal Program.........................................     26
     Nursing Home Waiver...................................................     26
     Minimum Contract Value................................................     27
     Qualified Contract Owners.............................................     27
OPTIONAL LIVING BENEFITS...................................................     27
     SunAmerica Income Plus and SunAmerica Income Builder..................     29
     MarketLock For Life ..................................................     35
ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO ALL OPTIONAL LIVING
  BENEFITS.................................................................     39
DEATH BENEFITS.............................................................     42
     Death Benefit Defined Terms...........................................     43
     Standard Death Benefit................................................     44
     Optional Combination HV & Roll-Up Death Benefit.......................     44
     Optional Maximum Anniversary Value Death Benefit......................     44
     Optional EstatePlus Benefit...........................................     45
     Spousal Continuation..................................................     45
EXPENSES...................................................................     46
     Separate Account Expenses.............................................     46
     Withdrawal Charges....................................................     46
     Underlying Fund Expenses..............................................     47
     Contract Maintenance Fee..............................................     47
     Transfer Fee..........................................................     47
     Optional Living Benefit Fees..........................................     47
     Optional SunAmerica Income Plus and SunAmerica Income Builder Fee.....     47
     Optional MarketLock For Life Fee......................................     48
     Optional Combination HV & Roll-Up Death Benefit Fee...................     48
     Optional Maximum Anniversary Value Death Benefit Fee..................     48
     Optional EstatePlus Fee...............................................     48
     Premium Tax...........................................................     48
     Income Taxes..........................................................     48
     Reduction or Elimination of Fees, Expenses and Additional Amounts
            Credited.......................................................     48
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT...................     49
ANNUITY INCOME OPTIONS.....................................................     50
     Annuity Date..........................................................     50
     Annuity Income Options................................................     50
     Fixed or Variable Annuity Income Payments.............................     51
     Annuity Income Payments...............................................     51
     Transfers During the Income Phase.....................................     52
     Deferment of Payments.................................................     52
TAXES......................................................................     52
     Annuity Contracts in General..........................................     52
     Tax Treatment of Distributions - Non-Qualified Contracts..............     52
     Tax Treatment of Distributions - Qualified Contracts..................     53
     Required Minimum Distributions........................................     54
     Tax Treatment of Death Benefits.......................................     55
     Tax Treatment of Optional Living Benefits.............................     55
     Contracts Owned by a Trust or Corporation.............................     56
     Gifts, Pledges and/or Assignments of a Contract.......................     56
     Diversification and Investor Control..................................     56
OTHER INFORMATION..........................................................     56
     The Distributor.......................................................     56
     The Company...........................................................     56
     The Separate Account..................................................     58
     The General Account...................................................     58
     Financial Statements..................................................     58
     Administration........................................................     59
     Legal Proceedings.....................................................     60
     Registration Statements...............................................     60
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...................     60
APPENDIX A - CONDENSED FINANCIAL INFORMATION...............................    A-1
APPENDIX B - FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA INCOME
  PLUS AND SUNAMERICA INCOME BUILDER FEE...................................    B-1
APPENDIX C - OPTIONAL LIVING BENEFITS EXAMPLES.............................    C-1
APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY................    D-1
APPENDIX E - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.................    E-1
APPENDIX F - IMPORTANT INFORMATION REGARDING THE GUARANTEE FOR CONTRACTS
  ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES
  EXCEPT NEW YORK) PRIOR TO JANUARY 1, 2007................................    F-1
APPENDIX G - IMPORTANT INFORMATION REGARDING THE GUARANTEE FOR CONTRACTS
  ISSUED BY FIRST SUNAMERICA LIFE INSURANCE COMPANY (IN NEW YORK ONLY)
  PRIOR TO FEBRUARY 1, 2008................................................    G-1
APPENDIX H - LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 19,
  2010.....................................................................    H-1
APPENDIX I - DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH BENEFITS FOR
  CONTRACTS ISSUED PRIOR TO MAY 1, 2010....................................    I-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") or First SunAmerica Life Insurance Company ("First SunAmerica" for contracts issued in New York only), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FEEDER FUNDS - American Funds Global Growth SAST, American Funds Growth SAST, American Funds Growth-Income SAST, and American Funds Asset Allocation SAST Variable Portfolios. Each Feeder Fund invests exclusively in shares of a corresponding Master Fund.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds.


GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.


INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - For contracts issued by SunAmerica Annuity, your 95th birthday or tenth contract anniversary, whichever is later. For contracts issued in New York only by First SunAmerica, your 90th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, BB&T Variable Insurance Funds, Columbia Funds Variable Insurance Trust I, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Principal Variable Contracts Funds, Inc., Seasons Series Trust and SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris Choice(III) Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. PLEASE SEE FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. If you elect optional features available under the contract, we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. Your contract provides for a free withdrawal amount each year. Withdrawal charges no longer apply to that Purchase Payment after a Purchase Payment has been in the contract for four complete years. There are investment charges on amounts invested in the Variable Portfolios including 12b-1 fees of up to 0.25%. PLEASE SEE FEE TABLE, PURCHASING A POLARIS CHOICE(III) VARIABLE ANNUITY, FREE WITHDRAWAL PROVISION AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract for an additional fee. These living benefits are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.



DEATH BENEFIT: A standard death benefit is available and in addition, enhanced additional optional death benefits are available for an additional fee. These benefits are designed to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.



ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.


INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE
OF EACH PURCHASE PAYMENT)(2)................  7%



TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.



THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(3)...........  $35 per year


SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

Separate Account Charges(4)..............   1.52%
Optional Combination HV & Roll-Up Death
  Benefit Fee............................   0.65%
Optional Maximum Anniversary Value Death
  Benefit Fee............................   0.25%
Optional EstatePlus Fee(5)...............   0.25%
MAXIMUM SEPARATE ACCOUNT ANNUAL
  EXPENSES(6)............................   2.17%




ADDITIONAL OPTIONAL FEATURE FEES

You may elect one of the following optional living benefits below, all of which are guaranteed minimum withdrawal benefits:

OPTIONAL SUNAMERICA INCOME PLUS FEE
(calculated as a percentage of the Income Base)(7)

                                                           MAXIMUM
NUMBER OF COVERED PERSONS                            ANNUAL FEE RATE(8)
-------------------------                           --------------------
For One Covered Person............................          2.20%
For Two Covered Persons...........................          2.70%


OPTIONAL SUNAMERICA INCOME BUILDER FEE
(calculated as a percentage of the Income Base)(7)

                                                           MAXIMUM
NUMBER OF COVERED PERSONS                            ANNUAL FEE RATE(8)
-------------------------                           --------------------
For One Covered Person............................          2.20%
For Two Covered Persons...........................          2.70%



OPTIONAL MARKETLOCK FOR LIFE FEE


(calculated as a percentage of the Income Base)(7)



NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.70%
For Two Covered Persons...........................           0.95%






UNDERLYING FUND EXPENSES
(AS OF DECEMBER 31, 2009)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES(9)                        MINIMUM   MAXIMUM
----------------------------       -------   -------
(expenses that are deducted from
  Underlying Funds of the
  Trusts, including management
  fees, other expenses and 12b-1
  fees if applicable)...........    0.72%     1.83%

FOOTNOTES TO THE FEE TABLE:
  (1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.



  (2) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 4 years as follows:

YEARS SINCE RECEIPT:.....................................................   1    2    3    4    5+
                                                                            7%   6%   6%   5%   0%






     Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL PROVISION BELOW.



  (3) The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more.



  (4) If you do not elect any optional features, your total separate account annual expenses would be 1.52%.



  (5) EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if the optional Maximum Anniversary Value death benefit is also elected. If you do not elect the EstatePlus feature and you elect the optional Maximum Anniversary Value death benefit, your separate account annual expenses would be 1.77%. This feature is not available on contracts issued in New York and Washington.




  (6) The Combination HV & Roll-Up death benefit is not available on contracts issued in New York and Washington. You cannot elect the Combination HV & Roll-Up death benefit if you elect the Maximum Anniversary Value with or without EstatePlus death benefits and/or a living benefit. Therefore, the Maximum Separate Account Annual Expenses of 2.17% reflects election of the Combination HV & Roll-Up death benefit only.





  (7) The fee is assessed against the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to January 19, 2010, please see APPENDIX H for a description of the living benefit you may have elected.




  (8) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases from the previous Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly, subject to the maximums and minimums identified in the Fee Table. PLEASE SEE APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE BELOW.

---------------------------------------------------------------------------
                                                                 MAXIMUM
                                                                ANNUALIZED
                                                                 FEE RATE
                                                               DECREASE OR
                                 INITIAL         MINIMUM      INCREASE EACH
                                  ANNUAL          ANNUAL         BENEFIT
 NUMBER OF COVERED PERSONS       FEE RATE        FEE RATE        QUARTER*
-------------------------------------------- --------------- --------------
-------------------------------------------- --------------- --------------
 One Covered Person                1.10%           0.60%         +/-0.25%
-------------------------------------------- --------------- --------------
 Two Covered Persons               1.35%           0.60%         +/-0.25%
-------------------------------------------- --------------- --------------



         * The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).




 (9) The maximum expense is for an American Funds SAST Master-Feeder Underlying Fund. SAAMCo has entered into a contractual agreement with SunAmerica Series Trust under which it will waive 0.70% of its advisory fee for such time as the Underlying Fund is operated as a Feeder Fund. This fee waiver will continue as long as the Underlying Fund is part of a Master-Feeder structure unless the Board of SunAmerica Series Trust approves a change in or elimination of the waiver. If the fee waiver was reflected in the maximum expense, the expense would be lower.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming separate account annual expenses of 2.02% (including the optional Maximum Anniversary Value death benefit and EstatePlus), the optional SunAmerica Income Plus feature (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for the remaining years) and investment in an Underlying Fund with total expenses of 1.83%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,224     $2,420     $3,075     $6,040



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:(4)


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $524      $1,820     $3,075     $6,040





MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.52%, no election of optional features and investment in an Underlying Fund with total expenses of 0.72%)





(1) If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $932      $1,315     $1,225     $2,626


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $232       $715      $1,225     $2,626


EXPLANATION OF FEE TABLE AND EXPENSE EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the SunAmerica Income Plus fee, equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate has been reached. When SunAmerica Income Plus is elected, the fee for two Covered Persons is 1.35% for the first Benefit Year. After the first Benefit Year, the fee is recalculated each Benefit Quarter based on a non-discretionary formula. This formula also allows the fee to decrease for two Covered Persons to a minimum annual fee rate of 0.60%

4. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

5. The Maximum Expense Examples reflect the highest possible combination of charges. The Maximum Expense Examples do not reflect election of the Combination HV & Roll-Up Death Benefit which would result in 2.17% maximum separate account expenses because this death benefit cannot be elected with any optional living benefit.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    THE POLARIS CHOICE(III) VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:


     - Optional Living Benefit: If you elect one of the optional living benefits, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance.


     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.


This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract and build retirement savings. The Income Phase begins when you annuitize your contract and start taking annuity income payments.


The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

This variable annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        PURCHASING A POLARIS CHOICE(III)
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

-------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
-------------------------------------------------------------------
      Qualified                $4,000                  $250
-------------------------------------------------------------------
    Non-Qualified             $10,000                  $500
-------------------------------------------------------------------




Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.


We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payments. Purchase Payments that would cause total Purchase Payments in all contracts issued by SunAmerica Annuity and/or First SunAmerica to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.


Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.


ASSIGNMENT OF THE CONTRACT


You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.


We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.


Purchase Payments submitted by check can only be accepted by the Company at the Payment Centers at the following addresses:


SunAmerica Annuity
P.O. Box 100330
Pasadena, CA 91189-0330

First SunAmerica (New York contracts only)
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

SunAmerica Annuity
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330

First SunAmerica (New York contracts only)
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0357

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS


When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.


We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.


If you elect the SunAmerica Income Plus or SunAmerica Income Builder living benefits, we will allocate 10% of your Purchase Payment to the Secure Value Account and we reserve the right to invest the remaining 90% of your Purchase Payment in the Cash Management Variable Portfolio during the free look period. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the yield of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative yields, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.


     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES



     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"). On or about June 1, 2010, the investment adviser for the Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares, Invesco Van

     Kampen V.I. Comstock Fund, Series II Shares and the Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares will change from Van Kampen Asset Management to Invesco Advisers, Inc. In addition, the trust for the Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) subject to shareholder and other necessary approvals.


     ANCHOR SERIES TRUST - CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").

     BB&T VARIABLE INSURANCE FUNDS

     BB&T Asset Management, Inc. is the investment adviser to BB&T Variable Insurance Funds ("VIF").


     BB&T Capital Manager Equity VIF ("BB&T Capital Manager") is structured as a Fund-of-Funds. A Fund-of-Funds invests in other Underlying Funds. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests.


     Please see the BB&T Variable Insurance Funds prospectus for details.

     COLUMBIA FUNDS VARIABLE INSURANCE TRUST I - CLASS A SHARES


     Columbia Management Investment Advisers, LLC is the investment adviser and various managers are the subadvisers to Columbia Funds Variable Insurance Trust I ("CFT I").


     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES

     Franklin Advisers, Inc. is the investment adviser to Franklin Templeton Variable Insurance Products Trust ("FTVIPT").


     Franklin Templeton VIP Founding Funds Allocation Fund ("VIP Founding Funds") is structured as a Fund-of-Funds. A Fund-of-Funds invests in other underlying funds. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests. The administrator for the VIP Founding Funds is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the VIP Founding Fund's investment in the Underlying Funds. Each Underlying Fund of the VIP Founding Funds has its own investment adviser.


     Please see the Franklin Templeton Variable Insurance Products prospectus for details.

     LORD ABBETT SERIES FUND, INC. - CLASS VC SHARES

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. - CLASS 2 SHARES

     Principal Management Corporation is the investment adviser and Edge Asset Management, Inc. is the subadviser to the Principal Variable Contracts Funds, Inc. ("PVCF").


     Balanced, Conservative Balance, Conservative Growth, Flexible Income and Strategic Growth funds are Strategic Asset Management Portfolios structured as Fund-of-Funds. A Fund-of-Funds invests in other Underlying Funds. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests.


     Please see the Principal Variable Contracts Funds, Inc. prospectus for details.

     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Managed Allocation Portfolios and Real Return Portfolio listed below are part of Seasons Series Trust ("SST"). SAAMCo manages this Trust and generally engages subadvisers to provide investment advice for the Underlying Funds.

     Each Managed Allocation Portfolio has a different investment goal and is structured as a Fund-of-Funds, investing its assets in a combination of Underlying Funds of the Seasons Series Trust. A Fund-of-Funds generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

     Each Managed Allocation Portfolio is managed by Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson creates a target asset class allocation for each Managed Allocation Portfolio. Based on the target asset class allocations, Ibbotson determines a range and a target portfolio allocation in which each Managed Allocation Portfolio will invest in Underlying Funds of the Seasons Series Trust. Due to market movements, portfolio management decisions or cash flow considerations, Ibbotson may determine that a Managed Allocation Portfolio requires adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments for each Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary. Ibbotson may change the asset class allocation ranges and the percentage invested in any of the Underlying Funds from time to time.

     This approach allows the Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each of the Underlying Funds of Seasons Series Trust in which the Managed Allocation Portfolio invests; and 2) the overlay portfolio management provided by Ibbotson.

     If you invest in a Managed Allocation Portfolio, you pay the expenses of the Managed Allocation Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Funds in which the Managed Allocation Portfolio invests. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure.

     SUNAMERICA SERIES TRUST - CLASS 3 SHARES

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST"). SAST also offers Master-Feeder funds. Capital Research and Management Company is the investment adviser of the Master Fund in which the Feeder Funds invest. SAAMCo is the investment adviser to the Feeder Funds.

     Unlike other Underlying Funds, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of American Funds Insurance Series ("AFIS"), which invests directly in individual securities.

     Under the Master-Feeder structure, you pay the fees and expenses of both the Feeder Fund and the Master Fund. As a result, you will pay higher fees and expenses under a Master-Feeder structure than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.

     Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors ("Board") of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so. If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment adviser to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION for more discussion of the Master-Feeder structure.



           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

ALL OF THE UNDERLYING FUNDS LISTED BELOW MAY NOT BE AVAILABLE TO YOU FOR INVESTMENT.


UNDERLYING FUNDS                                 MANAGED BY:                                     TRUST   ASSET CLASS
----------------                                 -----------                                    ------   -----------
Aggressive Growth                                Wells Capital Management Incorporated          SAST     STOCK
Alliance Growth                                  AllianceBernstein L.P.                         SAST     STOCK
American Funds Asset Allocation SAST             Capital Research and Management Company        SAST     BALANCED
American Funds Global Growth SAST                Capital Research and Management Company        SAST     STOCK
American Funds Growth SAST                       Capital Research and Management Company        SAST     STOCK
American Funds Growth-Income SAST                Capital Research and Management Company        SAST     STOCK
Asset Allocation                                 Edge Asset Management, Inc.                    AST      BALANCED
Balanced                                         J.P. Morgan Investment Management Inc.         SAST     BALANCED
Blue Chip Growth                                 SunAmerica Asset Management Corp.              SAST     STOCK
Capital Appreciation                             Wellington Management Company, LLP             AST      STOCK
Capital Growth                                   OppenheimerFunds, Inc.                         SAST     STOCK
Cash Management                                  BofA Advisors, LLC                             SAST     CASH
Columbia High Yield Fund, Variable Series        MacKay Shields LLC                             CFT I    BOND
Columbia Marsico Focused Equities Fund,          Marsico Capital Management, LLC                CFT I    STOCK
  Variable Series
Corporate Bond                                   Federated Investment Management Company        SAST     BOND
Davis Venture Value                              Davis Selected Advisers, L.P.                  SAST     STOCK
"Dogs" of Wall Street                            SunAmerica Asset Management Corp.              SAST     STOCK
Emerging Markets                                 Putnam Investment Management, LLC              SAST     STOCK
Equity Opportunities                             OppenheimerFunds, Inc.                         SAST     STOCK
Foreign Value                                    Templeton Investment Counsel, LLC              SAST     STOCK
Franklin Income Securities Fund                  Franklin Advisers, Inc.                        FTVIPT   BALANCED
Franklin Templeton VIP Founding Funds            Franklin Templeton Services, LLC               FTVIPT   BALANCED
  Allocation Fund
Fundamental Growth                               Wells Capital Management Incorporated          SAST     STOCK
Global Bond                                      Goldman Sachs Asset Management International   SAST     BOND
Global Equities                                  J.P. Morgan Investment Management Inc.         SAST     STOCK
Government and Quality Bond                      Wellington Management Company, LLP             AST      BOND
Growth                                           Wellington Management Company, LLP             AST      STOCK
Growth-Income                                    AllianceBernstein L.P.                         SAST     STOCK
Growth Opportunities                             Invesco Advisers, Inc.                         SAST     STOCK
High-Yield Bond                                  PineBridge Investments LLC                     SAST     BOND
International Diversified Equities               Morgan Stanley Investment Management Inc.      SAST     STOCK
International Growth and Income                  Putnam Investment Management, LLC              SAST     STOCK
Invesco Van Kampen V.I. Capital Growth Fund,     Invesco Advisers, Inc.                         AVIF     STOCK
  Series II Shares
Invesco Van Kampen V.I. Comstock Fund, Series    Invesco Advisers, Inc.                         AVIF     STOCK
  II Shares
Invesco Van Kampen V.I. Growth and Income        Invesco Advisers, Inc.                         AVIF     STOCK
  Fund, Series II Shares
Lord Abbett Growth and Income                    Lord, Abbett & Co. LLC                         LASF     STOCK
Managed Allocation Balanced                      Ibbotson Associates Advisors, LLC              SST      BALANCED
Managed Allocation Moderate                      Ibbotson Associates Advisors, LLC              SST      BALANCED
Managed Allocation Moderate Growth               Ibbotson Associates Advisors, LLC              SST      BALANCED
Managed Allocation Growth                        Ibbotson Associates Advisors, LLC              SST      STOCK
Marsico Focused Growth                           Marsico Capital Management, LLC                SAST     STOCK
MFS Massachusetts Investors Trust                Massachusetts Financial Services Company       SAST     STOCK
MFS Total Return                                 Massachusetts Financial Services Company       SAST     BALANCED
Mid-Cap Growth                                   J.P. Morgan Investment Management Inc.         SAST     STOCK
Natural Resources                                Wellington Management Company, LLP             AST      STOCK
Real Estate                                      Davis Selected Advisers, L.P.                  SAST     STOCK
Real Return                                      Wellington Management Company, LLP             SST      BOND
Small Company Value                              Franklin Advisory Services, LLC                SAST     STOCK
Small & Mid Cap Value                            AllianceBernstein L.P.                         SAST     STOCK
Technology                                       Columbia Management Investment Advisers, LLC   SAST     STOCK
Telecom Utility                                  Massachusetts Financial Services Company       SAST     STOCK
Total Return Bond                                Pacific Investment Management Company LLC      SAST     BOND

YOU MAY ALSO INVEST IN THESE UNDERLYING FUNDS IF YOU PURCHASED YOUR CONTRACT THROUGH BB&T INVESTMENT SERVICES, INC.:


                                                                         ASSET
UNDERLYING FUNDS             MANAGED BY:                        TRUST    CLASS
----------------             -----------                       ------    ---------
BB&T Capital Manager         BB&T Asset Management, Inc.       VIF       STOCK
  Equity VIF
BB&T Select Equity VIF       BB&T Asset Management, Inc.       VIF       STOCK
BB&T Special                 BB&T Asset Management, Inc.       VIF       STOCK
  Opportunities Equity
  VIF
BB&T Total Return Bond       BB&T Asset Management, Inc.       VIF       BOND
  VIF




YOU MAY ALSO INVEST IN THESE UNDERLYING FUNDS IF YOU PURCHASED YOUR CONTRACT THROUGH CHASE INVESTMENT SERVICES CORPORATION (FORMERLY KNOWN AS WAMU INVESTMENTS, INC.):


                                                                         ASSET
UNDERLYING FUNDS             MANAGED BY:                        TRUST    CLASS
----------------             -----------                       ------    ---------
Balanced                     Edge Asset Management, Inc.       PVCF      BALANCED
Conservative Balanced        Edge Asset Management, Inc.       PVCF      BALANCED
Conservative Growth          Edge Asset Management, Inc.       PVCF      BALANCED
Equity Income Account        Edge Asset Management, Inc.       PVCF      STOCK
Flexible Income              Edge Asset Management, Inc.       PVCF      BALANCED
Strategic Growth             Edge Asset Management, Inc.       PVCF      STOCK


YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

If you elect SunAmerica Income Plus or SunAmerica Income Builder, 10% of your investment is automatically allocated to a Fixed Account known as the Secure Value Account. The Secure Value Account is only available with election of these Living Benefits.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS


You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600, for the 12-month DCA Fixed Account ("1-Year DCA Fixed Account") is $1,200 and the 24-month DCA Fixed Account ("2-Year DCA Fixed Account") is $2,400. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file. The 2-Year DCA Fixed Account may not be available in your state. Please check with your financial representative for availability.


DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

PROGRAM DESCRIPTION

The Polaris Portfolio Allocator program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Polaris Portfolio Allocator program allows you to choose from one of the four Portfolio Allocator models designed to assist in meeting your stated investment goals. Each Portfolio Allocator model is comprised of a carefully selected combination of Variable Portfolios representing various asset classes. The models allocate amongst the various asset classes to attempt to match certain combinations of investors' investment time horizon and risk tolerance. Please consult your financial representative about investment in the Polaris Portfolio Allocator program.

ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

You may enroll in the Polaris Portfolio Allocator program by selecting the Portfolio Allocator model on the investment election form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a model by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Portfolio Allocator model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.


You may only invest in one Portfolio Allocator model at a time. Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Portfolio Allocator model. If you attempt to split your investment in one or more Portfolio Allocator models, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Portfolio Allocator model, such an investment may no longer be consistent with the Portfolio Allocator model's intended objectives.


You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Portfolio Allocator model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Portfolio Allocator model, your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.


You can transfer 100% of your investment from one Portfolio Allocator model to another Portfolio Allocator model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and DCA target allocation instructions, if applicable, and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE DOLLAR COST AVERAGING PROGRAM ABOVE AND AUTOMATIC ASSET REBALANCING PROGRAM BELOW.



A subsequent Purchase Payment will be invested in the same Portfolio Allocator model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update both your allocation instructions, DCA target allocation instructions and Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.


REBALANCING THE MODELS

You can elect to have your investment in the Portfolio Allocator models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. If you choose to make investments outside of a Portfolio Allocator model, only those Variable Portfolios within the Portfolio Allocator model you selected will be rebalanced. Investments in other Variable Portfolios not included in the Portfolio Allocator model cannot be rebalanced if you wish to maintain your current Portfolio Allocator model allocations.

Over time, the Portfolio Allocator model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Portfolio Allocator model rebalanced at least annually, then your investment may no longer be consistent with the Portfolio Allocator model's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change. You should consult with your financial representative about how to keep your Portfolio Allocator model's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the models no longer are consistent with their original investment goals.

If you elect an optional Living Benefit, you may elect a model that complies with the investment requirements of the optional Living Benefit and your model will be rebalanced quarterly. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Portfolio Allocator models are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Portfolio Allocator model should be revised or whether it remains appropriate to invest in accordance with any particular Portfolio Allocator model.

The Polaris Portfolio Allocator program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Portfolio Allocator models may have been built. Also, allocation to a single asset class may outperform a model, so that you could have better investment returns investing in a single asset class than in a Portfolio Allocator model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Portfolio Allocator model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Portfolio Allocator models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Portfolio Allocator models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Portfolio Allocator models can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME.

POLARIS PORTFOLIO ALLOCATOR MODELS
(EFFECTIVE JANUARY 19, 2010)



----------------------------------------------------------------------------------------
         VARIABLE PORTFOLIOS            MODEL 1      MODEL 2      MODEL 3      MODEL 4
----------------------------------------------------------------------------------------
 American Funds Global Growth SAST          6%           9%           9%          10%
----------------------------------------------------------------------------------------
 American Funds Growth SAST                 2%           2%           3%           3%
----------------------------------------------------------------------------------------
 American Funds Growth-Income SAST          1%           1%           1%           1%
----------------------------------------------------------------------------------------
 Blue Chip Growth                           2%           2%           2%           2%
----------------------------------------------------------------------------------------
 Capital Appreciation                       2%           3%           3%           4%
----------------------------------------------------------------------------------------
 Corporate Bond                             8%           7%           5%           0%
----------------------------------------------------------------------------------------
 Davis Venture Value                        4%           4%           4%           5%
----------------------------------------------------------------------------------------
 Emerging Markets                           0%           0%           2%           3%
----------------------------------------------------------------------------------------
 Foreign Value                              6%           9%          10%          10%
----------------------------------------------------------------------------------------
 Global Bond                                3%           2%           0%           0%
----------------------------------------------------------------------------------------
 Government and Quality Bond                8%           5%           3%           0%
----------------------------------------------------------------------------------------
 Growth Opportunities                       2%           3%           5%           6%
----------------------------------------------------------------------------------------
 High-Yield Bond                            4%           0%           0%           0%
----------------------------------------------------------------------------------------
 International Diversified Equities         0%           0%           0%           5%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Comstock
  Fund, Series II Shares*                   4%           5%           6%           6%
----------------------------------------------------------------------------------------
 Invesco Van Kampen V.I. Growth and
  Income Fund, Series II Shares**           6%           6%           7%           7%
----------------------------------------------------------------------------------------
 Lord Abbett Growth and Income              1%           2%           3%           3%
----------------------------------------------------------------------------------------
 Marsico Focused Growth                     0%           1%           2%           3%
----------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust          4%           5%           6%           7%
----------------------------------------------------------------------------------------
 Mid-Cap Growth                             1%           1%           2%           2%
----------------------------------------------------------------------------------------
 Real Estate                                2%           3%           4%           5%
----------------------------------------------------------------------------------------
 Real Return                               13%           9%           4%           1%
----------------------------------------------------------------------------------------
 Small & Mid Cap Value                      5%           6%           6%           7%
----------------------------------------------------------------------------------------
 Small Company Value                        2%           3%           5%           6%
----------------------------------------------------------------------------------------
 Total Return Bond                         14%          12%           8%           4%
----------------------------------------------------------------------------------------
                               TOTAL      100%         100%         100%         100%
----------------------------------------------------------------------------------------





*     (formerly known as Van Kampen LIT Comstock, Class II Shares)



**    (formerly known as Van Kampen LIT Growth and Income, Class II Shares)


The Polaris Portfolio Allocator models listed above are those that are currently available. The Polaris Portfolio Allocator models are reconfigured annually. However, once you invest in a Polaris Portfolio Allocator model, the percentages of your contract value allocated to each Variable Portfolio within a model will not be changed by us. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Polaris Portfolio Allocator model in line with your investment goals over time.


We reserve the right to change the Variable Portfolios and/or allocations to certain Variable Portfolios in each model to the extent that Variable Portfolios are liquidated, substituted, merged or otherwise reorganized.


50%-50% COMBINATION MODEL PROGRAM

PROGRAM DESCRIPTION

The 50%-50% Combination Model Program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The 50%-50% Combination Model Program allows you to choose from one of the four 50%- 50% Combination Models ("Combination Models") designed to assist in meeting your stated investment goals.

Each of the Combination Models allocate 50% of your investment in a Polaris Portfolio Allocator Model and the remaining 50% in a corresponding Managed Allocation Portfolio to attempt to match a stated investment time horizon and risk tolerance. Each Managed Allocation Portfolio is a Fund-of-Funds managed by Ibbotson. The 50% of your investment allocated to the Polaris Portfolio Allocator Model is considered "static" because the composition of the Polaris Portfolio Allocator Model will not be changed by us and is not actively managed. However, the 50% of your investment allocated to the Managed Allocation Portfolio is considered "active" because each Managed Allocation Portfolio is an Underlying Fund that Ibbotson manages in order to maintain the investment objective of the Managed Allocation Portfolio. FOR MORE INFORMATION, PLEASE SEE SEASONS SERIES TRUST AND POLARIS PORTFOLIO ALLOCATOR MODEL PROGRAM ABOVE.

ENROLLING AND INVESTING IN THE COMBINATION MODEL PROGRAM


You may enroll in the Combination Model Program by selecting a Combination Model on the investment option election form. You and your financial representative should determine the Combination Model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a Combination Model by sending a written request or calling our Annuity Service Center.


You may also choose to invest gradually into a Combination Model through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.


You may only invest in one Combination Model at a time and participation in the Combination Model Program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in the same Combination Model. If you attempt to split your investment between one or more Combination Models, your investment may no longer be consistent with the Combination Models' intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Combination Model, such an investment may no longer be consistent with the Combination Models' intended objectives.



You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the

Variable Portfolios in the Combination Model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Combination Model, your investment may no longer be consistent with the Combination Model's intended objectives. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.


You can transfer 100% of your investment from one Combination Model to another Combination Model at any time; you will be transferred into the most current model available in your contract. As a result of a transfer, we will automatically update your allocation instructions on file with respect to subsequent Purchase Payments and we will automatically update your Automatic Asset Rebalancing Program instructions to reflect your new investment. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM BELOW.



A subsequent Purchase Payment will be invested in the same Combination Model as your current investment unless we receive different instructions from you. You should consult with your financial representative to determine if you should update both your allocation instruction and Automatic Asset Rebalancing Program instructions on file when you make a subsequent Purchase Payment.


REBALANCING


You can elect to have your investment in the Combination Models rebalanced quarterly, semi-annually or annually to maintain the target asset allocation among the Variable Portfolios of the Combination Model you selected. If you make such an election to rebalance, both the allocation to the Polaris Portfolio Allocator Model and the Managed Allocation Portfolio will be rebalanced to equal the 50%-50% split discussed above. The investments in the Underlying Funds of each Managed Allocation Portfolio are not rebalanced as part of the Combination Model Program. PLEASE SEE SEASONS SERIES TRUST ABOVE.


Over time, the Combination Model may no longer align with its original investment objective due to the effects of Underlying Fund performance, changes in the Underlying Funds, and the ever-changing investment markets. Therefore, if you do not elect to have your investment in the Combination Model rebalanced at least annually, then your investment may no longer be consistent with the Combination Model's intended objectives.

If you elect an optional Living Benefit, you may elect a Combination Model that complies with the investment requirements of the optional Living Benefit and your Combination Model will be rebalanced quarterly. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

IMPORTANT INFORMATION ABOUT THE COMBINATION MODEL PROGRAM

The Combination Model Program is not intended as ongoing or personalized advice about investing in the Variable Portfolios. We do not provide investment advice regarding whether a Combination Model should be selected or rebalanced or whether it remains appropriate for any individual to invest in accordance with any particular Combination Model as your investment needs change. The Combination Model Program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Combination Model may have been built. Also, allocation to a single asset class may outperform a Combination Model, so that you could have better investment returns investing in a single asset class than in a Combination Model. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Combination Model will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Combination Models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Combination Models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning a specific Combination Model can be obtained from your financial representative.

Below are the Combination Models available for election.

-----------------------------------------------------------------
 50%-50% COMBINATION
        MODEL          50% ALLOCATION TO:     50% ALLOCATION TO:
------------------------------------------- ---------------------
          1             Polaris Portfolio     Managed Allocation
                        Allocator Model 1          Balanced
------------------------------------------- ---------------------
          2             Polaris Portfolio     Managed Allocation
                        Allocator Model 2          Moderate
------------------------------------------- ---------------------
          3             Polaris Portfolio     Managed Allocation
                        Allocator Model 3       Moderate Growth
------------------------------------------- ---------------------
          4             Polaris Portfolio     Managed Allocation
                        Allocator Model 4           Growth
------------------------------------------- ---------------------


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE COMBINATION MODEL PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 5 transfers in a rolling 6-month look-back period ("6-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 5th transfer in a 6-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 5th transfer in a 6-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12 months from the date of your 5th transfer request ("Standard U.S. Mail Policy").


For example, if you made a transfer on August 16, 2009 and within the previous six months (from February 17, 2009 forward) you made 5 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2009 must be submitted by U.S. Mail (from August 17, 2009 through August 16,
2010).


U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM


Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. However, if you have elected SunAmerica Income Plus or SunAmerica Income Builder, the amount of your investment allocated to the Secure Value Account cannot be allocated.



If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer ("Default Rebalancing Instructions"). For example, your current contract value is allocated 80% in Variable Portfolio A and 20% in Variable Portfolio B. You request a transfer of 50% from Variable Portfolio A to Variable Portfolio C. Then your Default Rebalancing Instructions would be 40% in Variable Portfolio A, 20% in Variable Portfolio B and 40% in Variable Portfolio C. You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.



Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect an optional living benefit with investment requirements, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing and you have not made any transfer, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.

If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals or the withdrawal charges applicable upon a full surrender of your contract. As a result, if you surrender your contract in the future, and withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule, that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.




If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, during the first contract year, your free withdrawal amount is the greatest of:



     (1) your penalty-free earnings; or



     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or



     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.



If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, after the first contract year, your free withdrawal amount is the greatest of (1), (2) or (3) plus any portion of your total invested amount no longer subject to a withdrawal charge:



     (1) your penalty-free earnings; or



     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or



     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.



If you do not elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your free withdrawal amount.



During the first contract year, your free withdrawal amount is the greater of:



     (1) your penalty-free earnings; or



     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

After the first contract year, your free withdrawal amount is the greater of (1) or (2) plus any portion of your total invested amount no longer subject to a withdrawal charge:



     (1) your penalty-free earnings; or



     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge.



Amounts withdrawn free of a withdrawal charge under the 10% provision do not reduce the amount you invested for purposes of calculating the withdrawal charge and penalty-free earnings. As a result, if you surrender your contract in the future and withdrawal charges are still applicable, any previous free withdrawals under the 10% provision would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.


The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 3, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 4th contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:
    A=Your contract value at the time of your request for withdrawal ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)
    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 5% is the applicable percentage) [B x C = $5,000] D=Your full contract value ($85,000) available for total withdrawal

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $2,500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $2,500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

We will only waive the withdrawal charges on withdrawals or surrenders of contract value paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OVERVIEW OF LIVING BENEFITS




The optional Living Benefits are designed to help you create a guaranteed income stream based on a series of withdrawals you may take from your contract that may last as long as you live, or as long as you and your spouse live. As long as you take these withdrawals within the parameters of the Living Benefit, you may receive a guaranteed income stream for life even if the entire contract value has been reduced to zero. Alternatively, you should know that you may also receive annuity income payments for life if you annuitize your contract. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.



Living Benefits may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on this protection as the benefit's value is dependent on your contract's performance, your withdrawal activity and your longevity.



You may elect one of the following optional Living Benefits, all of which are guaranteed minimum withdrawal benefits, for an additional fee. Though the optional Living Benefits offer additional protections, the additional fee associated with the benefits has the impact of reducing the net investment return.



Below is a summary of the key features of the three optional Living Benefits offered in your contract followed by a glossary of defined terms used to describe the Living Benefits.



     - If you are concerned about having more income now or in the near future, you may consider SunAmerica Income Plus 6%.



     - If you are concerned about having more income later and would prefer to build assets and maximize income potential, you may consider SunAmerica Income Builder 8%.



     - If you are concerned about having more income with greater flexibility and the ability to start and stop withdrawals, you may consider MarketLock For Life.



Please read carefully the more detailed description of each Living Benefit following the summary for information regarding how the benefit works, its availability, applicable restrictions, fees and additional considerations. YOU SHOULD ANALYZE EACH LIVING BENEFIT THOROUGHLY AND UNDERSTAND IT COMPLETELY BEFORE ELECTING.


SUNAMERICA INCOME PLUS 6%(SM) offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract's highest Anniversary Value, or an annual Income Credit. The annual 6% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years.

The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than your Maximum Annual Withdrawal Amount, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. After the first 12 years, only the highest Anniversary Value increase may be available. In addition, if you do not take any withdrawals during the first 12 years, you could be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

SUNAMERICA INCOME BUILDER 8%(SM) offers guaranteed lifetime income and the opportunity to increase income by locking in the greater of either the contract's highest Anniversary Value, or an annual Income Credit. The annual 8% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years.

The Income Credit is only available in years when no withdrawals are taken. After the first 12 years, only the highest Anniversary Value increase may be available. In addition, if you do not take any withdrawals during the first 12 years, you could be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

MARKETLOCK FOR LIFE offers guaranteed lifetime income based on the contract's highest Anniversary Value during the contract's first 5 years. After the first 5 years, you have the opportunity to extend the period in which Anniversary Values are evaluated to lock in highest Anniversary Value.


GENERAL INFORMATION APPLICABLE TO ALL LIVING BENEFITS

You must invest in accordance with investment requirements outlined below.

Living Benefits may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The Living Benefits guarantee that only certain Purchase Payments received during the contract's first 5 years are included in the Income Base.

These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the full contract value must be paid within 5 years of death, in compliance with the IRC, after which time the contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the Living Benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.




Certain living benefits are no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO JANUARY 19, 2010, PLEASE SEE APPENDIX H FOR DETAILS REGARDING THOSE BENEFITS.


LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE
The contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments (defined below).

BENEFIT EFFECTIVE DATE
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.

BENEFIT QUARTER
Each consecutive 3 month period starting on the Benefit Effective Date.

BENEFIT QUARTER ANNIVERSARY
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary is on any non-business day of the month for which there is no corresponding date, the Benefit Quarter Anniversary will be deemed to be the following business day.

BENEFIT YEAR
Each consecutive one year period starting on the Benefit Effective Date.

BENEFIT YEAR ANNIVERSARY
The date on which each Benefit Year begins.

CONTRACT YEAR
Each consecutive one year period starting on the contract issue date.

COVERED PERSON(S)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.

ELIGIBLE PURCHASE PAYMENTS

Eligible Purchase Payments are Purchase Payments, or portions thereof, made on or after the Benefit Effective Date as shown in the table below and are included in the calculation of the Income Base (defined below). The calculation of Eligible Purchase Payments does not include Income Credits (defined below) or the Continuation Contribution, if any. However, Continuation Contributions, if any are included in the calculation of Anniversary Values. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Purchase Payments are limited to $1,500,000 without prior Company approval.




-------------------------------------------------
    OPTIONAL
     LIVING           FIRST          SUBSEQUENT
     BENEFIT      CONTRACT YEAR    CONTRACT YEARS
-------------------------------------------------
  SunAmerica         100% of          Purchase
  Income Plus       Purchase          Payments
  and                Payments       received in
  SunAmerica         received      contract years
  Income                           2-5, capped at
  Builder                             200% of
                                      Purchase
                                      Payments
                                  received in the
                                   first contract
                                        year

-------------------------------------------------
  MarketLock         100% of          Purchase
  For Life           Purchase         Payments
                     Payments       received in
                     Received      contract years
                                   2-5, capped at
                                      100% of
                                      Purchase
                                      Payments
                                  received in the
                                   first contract
                                        year

-------------------------------------------------



SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER EXAMPLE: If you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

MARKETLOCK FOR LIFE EXAMPLE: If you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 for years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

EXCESS WITHDRAWAL

Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year. This withdrawal may include, but is not limited to, any withdrawal taken in a Benefit Year taken after the maximum amount allowed. An

Excess Withdrawal will also cause the Income Base and Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.


INCOME BASE
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year.

INCOME BASE EVALUATION PERIOD (FOR MARKETLOCK FOR LIFE ONLY)

The period of time over which we will consider Anniversary Values in evaluating the Income Base.


INCOME CREDIT (FOR SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER ONLY) An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:

-------------------------------------------------
                                       INCOME
    OPTIONAL                           CREDIT
 LIVING BENEFIT   INCOME CREDIT     AVAILABILITY
-------------------------------------------------
  SunAmerica            6%           Available
  Income Plus                        during the
                                      first 12
                                   Benefit Years
                                   -- the Income
                                     Credit is
                                     reduced in
                                       years
                                  withdrawals are
                                       taken
-------------------------------------------------
  SunAmerica            8%           Available
  Income                             during the
  Builder                             first 12
                                   Benefit Years
                                   -- the Income
                                     Credit is
                                   eliminated in
                                     years any
                                   withdrawal is
                                       taken
-------------------------------------------------
  MarketLock      Not applicable   Not applicable
  For Life
-------------------------------------------------


INCOME CREDIT BASE (FOR SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER
ONLY)
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.

INCOME CREDIT PERIOD (FOR SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER
ONLY)
The period of time over which we calculate the Income Credit.

INELIGIBLE PURCHASE PAYMENTS
Purchase Payments, or portions thereof, received after the 5th contract year, or that are in excess of the caps discussed in the table under "ELIGIBLE PURCHASE PAYMENTS" above.

INVESTMENT REQUIREMENTS (FOR SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER ONLY)
We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account (the "Secure Value Account"). The remaining 90% of every Purchase Payment and Continuation Contribution, if any, (the "Flexible Allocation"), must be allocated by you in accordance with the investment options outlined under "ARE THERE INVESTMENT REQUIREMENTS IF I ELECT SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER?" below.

INVESTMENT REQUIREMENTS (FOR MARKETLOCK FOR LIFE ONLY)
Every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined under "ARE THERE INVESTMENT REQUIREMENTS IF I ELECT MARKETLOCK FOR LIFE?" below.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.

MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.

MINIMUM INCOME BASE (FOR SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER
ONLY)
The guaranteed minimum amount to which the Income Base could be increased on the 12th Benefit Year Anniversary provided no withdrawals are taken before the 12th Benefit Year Anniversary.

PROTECTED INCOME PAYMENT (FOR SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER ONLY)
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero.

PROTECTED INCOME PAYMENT PERCENTAGE (FOR SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER ONLY)
The percentage used to determine the Protected Income Payment.

SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER

How do SunAmerica Income Plus and SunAmerica Income Builder work?

Both Living Benefits lock in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit.

If you elect SunAmerica Income Plus, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than your Maximum Annual Withdrawal Amount, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect SunAmerica Income Builder, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Year Anniversary; the Income Base could be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). PLEASE SEE "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" BELOW.

What determines the amount I can receive each year?

The amount you can receive differs depending on which Living Benefit you have elected and whether your contract value is greater than or equal to zero. While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base or Income Credit Base. If your contract value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" AND "WHAT HAPPENS TO MY LIVING BENEFIT UPON THE LATEST ANNUITY DATE?" BELOW.




SUNAMERICA INCOME PLUS



------------------------------------------------------------------
       NUMBER OF            MAXIMUM ANNUAL       PROTECTED INCOME
    COVERED PERSONS     WITHDRAWAL PERCENTAGE   PAYMENT PERCENTAGE
---------------------------------------------- -------------------
 One Covered Person              6.0%                   4.0%*
---------------------------------------------- -------------------
 Two Covered Persons             5.5%                   4.0%*
---------------------------------------------- -------------------




SUNAMERICA INCOME BUILDER



------------------------------------------------------------------
       NUMBER OF            MAXIMUM ANNUAL       PROTECTED INCOME
    COVERED PERSONS     WITHDRAWAL PERCENTAGE   PAYMENT PERCENTAGE
---------------------------------------------- -------------------
 One Covered Person              5.5%                   4.0%*
---------------------------------------------- -------------------
 Two Covered Persons             5.0%                   4.0%*
---------------------------------------------- -------------------



* The Protected Income Payment Percentage is 3.0% if the first withdrawal from the contract is taken before age 65 (based on the age of the younger of two Covered Persons, if applicable).

Are there investment requirements if I elect SunAmerica Income Plus and SunAmerica Income Builder?

Yes. We will allocate 10% of every Purchase Payment and spousal continuation contribution, if applicable, to a Fixed Account ("Secure Value Account"). The Secure Value Account is only available for investment with election of SunAmerica Income Plus and SunAmerica Income Builder. The remaining 90% of every Purchase Payment and spousal continuation contribution, if applicable (the "Flexible Allocation"), must be allocated by you in accordance with the investment requirements outlined below.

Your Flexible Allocation must comply with the investment requirements in one of four ways.

FLEXIBLE ALLOCATION -- CHECK-THE-BOX OPTIONS 1-3


After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested in accordance with Option 1, 2 or 3:


------------------------------------------------------------------------------
---------------- -------------------------------------------------------------
 Option 1         Invest in one of three available Polaris Portfolio Allocator
                  Models:
                    Model 1, Model 2 or Model 3
                  or
                  Invest in one of three available 50%-50% Combination Models:
                    Model 1, Model 2 or Model 3
 Option 2         Invest in one or more of the following balanced Variable
                  Portfolios:
                    American Funds Asset Allocation SAST
                    Asset Allocation
                    Balanced
                    Franklin Income Securities Fund
                    Managed Allocation Balanced
                    Managed Allocation Moderate
                    Managed Allocation Moderate Growth
                    MFS Total Return
---------------- -------------------------------------------------------------
 Option 3         Invest in the Cash Management Variable Portfolio
---------------- -------------------------------------------------------------


FLEXIBLE ALLOCATION -- BUILD-YOUR-OWN OPTION 4


After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested among the Variable Portfolios and available Fixed Accounts, as follows:

------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. BOND, CASH AND         Minimum 20%      BB&T Total Return Bond VIF(1)
    FIXED                  Maximum 90%      Cash Management
    ACCOUNTS                                Corporate Bond
                                            Global Bond
                                            Government and Quality Bond
                                            Real Return
                                            Total Return Bond

                                            DCA FIXED ACCOUNTS*
                                            6-Month DCA
                                            1-Year DCA
                                            2-Year DCA

                                            FIXED ACCOUNTS
                                            1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. EQUITY                 Minimum 0%       Aggressive Growth
                           Maximum 70%      Alliance Growth
                                            American Funds Asset Allocation SAST
                                            American Funds Global Growth SAST
                                            American Funds Growth SAST
                                            American Funds Growth-Income SAST
                                            Asset Allocation
                                            Balanced
                                            BB&T Capital Manager Equity VIF(1)
                                            BB&T Select Equity VIF(1)
                                            BB&T Special Opportunities Equity VIF(1)
                                            Blue Chip Growth
                                            Capital Appreciation
                                            Columbia High Yield Fund, VS
                                            Columbia Marsico Focused Equities, VS
                                            Davis Venture Value
                                            "Dogs" of Wall Street
                                            Equity Opportunities
                                            Foreign Value
                                            Franklin Income Securities Fund
                                            Franklin Templeton VIP Founding
                                              Funds Allocation Fund
                                            Fundamental Growth
                                            Global Equities
                                            Growth
                                            Growth-Income
                                            High-Yield Bond
                                            International Diversified Equities
                                            International Growth and Income
                                            Invesco Van Kampen V.I. Capital Growth
                                              Fund, Series II Shares(2)
                                            Invesco Van Kampen V.I. Comstock Fund,
                                              Series II Shares(3)
                                            Invesco Van Kampen V.I. Growth and
                                              Income Fund, Series II Shares(4)
                                            Lord Abbett Growth and Income
                                            Managed Allocation Balanced
                                            Managed Allocation Moderate
                                            Managed Allocation Moderate Growth
                                            Managed Allocation Growth
                                            Marsico Focused Growth
                                            MFS Massachusetts Investors Trust
                                            MFS Total Return
                                            Small & Mid Cap Value
                                            Telecom Utility
------------------------------------------------------------------------------------
 C. LIMITED EQUITY         Minimum 0%       Capital Growth
                           Maximum 10%      Emerging Markets
                                            Growth Opportunities
                                            Mid-Cap Growth
                                            Natural Resources
                                            Real Estate
                                            Small Company Value
                                            Technology
------------------------------------------------------------------------------------




 (1) Only available if you purchased your contract through BB&T Investment Services, Inc.



 (2) (formerly Van Kampen LIT Capital Growth, Class II Shares)



 (3) (formerly Van Kampen LIT Comstock, Class II Shares)



 (4) (formerly Van Kampen LIT Growth and Income, Class II Shares)


* You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

Your allocation instructions accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's Flexible Allocations going outside these requirements. Quarterly rebalancing will ensure that your Flexible Allocation will continue to comply with the investment requirements for this feature.

We will initiate rebalancing of your Flexible Allocation in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any transfer you initiate, or any withdrawal you initiate. Because automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs, if you make a transfer, you must provide updated rebalancing instructions for your Flexible Allocation. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-year Fixed Account, if available, resulting from your transfer ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE.


You may not transfer any amounts between the Secure Value Account and the Flexible Allocation Variable Portfolios or Fixed Accounts. You may not use the Dollar Cost Averaging program in connection with the Secure Value Account. In addition, we will not rebalance amounts in the Secure Value Account under the Automatic Asset Rebalancing Program. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value. PLEASE SEE "WHAT HAPPENS TO THE SECURE VALUE ACCOUNT IF I ELECT TO CANCEL SUNAMERICA INCOME PLUS OR SUNAMERICA INCOME BUILDER?" BELOW.

If compliant rebalancing instructions are not provided with every Purchase Payment, we will rebalance your Flexible Allocation as described in the example below:


     Assume that you want your Purchase Payment split between Group A and Group B under the Flexible Allocation Build-Your-Own option. 10% of your Purchase Payment is allocated to the Secure Value Account and 90% of your Purchase Payment is allocated to the Flexible Allocation. You want to invest 40% of the Purchase Payment in a bond Variable Portfolio and 50% of the Purchase Payment in a stock Variable Portfolio.


     We will set your rebalancing instructions as follows unless you instruct otherwise: 44.4% in the bond Variable Portfolio (40%/90% = 44.4%) and 55.6% in the stock Variable Portfolio (50%/90% = 55.6%). We may need to allocate slightly more or less to each fund in order for the rebalancing instructions to total 100% and for each Investment Group to meet the applicable investment requirement.



     Over the next Benefit Quarter, the bond market does very well while the stock market performs poorly. At the end of the Benefit Quarter, the bond Variable Portfolio now represents 50% of your holdings because it has increased in value and the stock Variable Portfolio represents 40% of your holdings. Upon quarterly rebalancing on the last day of the Benefit Quarter, we will proportionately rebalance your Flexible Allocation based on the Flexible Allocation percentages provided for your Purchase Payment. We would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 44% of the Flexible Allocation value and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 56% of the Flexible Allocation value.


The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations.

What are the factors used to calculate SunAmerica Income Plus and SunAmerica Income Builder?

The benefit offered by SunAmerica Income Plus and SunAmerica Income Builder is calculated by considering the factors described below.




FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS. It is important to note that only Purchase Payments made during the first 5 contract years are taken into consideration in determining the Eligible Purchase Payments. If you anticipate that you will be making Purchase Payments after the first 5 contract years, you should know that those Purchase Payments will not be included in the calculation of the Eligible Purchase Payments.


SECOND, we consider the INCOME CREDIT PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.


THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Eligible Purchase Payments.


FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals. If you do not take any withdrawals before the 12th Benefit Year Anniversary; the Income Base could be increased to at least the MINIMUM INCOME BASE on the 12th Benefit Year Anniversary. The Minimum Income is equal to at least 200% of your first Benefit Year's Eligible Purchase Payments.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

SIXTH, we determine the INCOME CREDIT.


If you elect SUNAMERICA INCOME PLUS, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than or equal to your Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year Anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base. For example, if you take a withdrawal that is equal to 4% of the Income Base, the Income Credit Percentage for that Benefit

Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit Percentage for that Benefit Year is equal to zero.

If you elect SUNAMERICA INCOME BUILDER, the Income Credit is equal to 8% of the Income Credit Base, on each Benefit Year Anniversary during the Income Credit Period. The Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Income Base on your second Benefit Year Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Income Base on your third Benefit Year Anniversary.

SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the PROTECTED INCOME PAYMENT is determined by multiplying the Income Base by the applicable Protected Income Payment Percentage.

FINALLY, we consider any EXCESS WITHDRAWALS.

How can the Income Base and Income Credit Base be increased?


On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base can also be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.


On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the highest Anniversary Value, if the Income Base is increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.


Increases of your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Eligible Purchase Payments increase your Income Base and Income Credit Base at the time they are received. SINCE HIGHEST ANNIVERSARY VALUES ARE DETERMINED ONLY ON THE BENEFIT YEAR ANNIVERSARIES, YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR CONTRACT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT YEAR ANNIVERSARIES.


If the contract value has been reduced to zero, the Income Base will no longer be recalculated on each Benefit Year Anniversary. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER?" BELOW.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year Anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE

Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER?" BELOW.

What are the effects of withdrawals on SunAmerica Income Plus and SunAmerica Income Builder?

The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be increased to the Minimum Income Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.


YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

The impact of withdrawals on specific factors is further explained below:


     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.


     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.


     PROTECTED INCOME PAYMENT: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. PLEASE SEE "WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO WHILE THE INCOME BASE IS GREATER THAN ZERO?" BELOW.



All withdrawals, including withdrawals taken under these Living Benefits, reduce your contract value and your death benefit and may impact other provisions of your contract. In addition, withdrawals under these Living Benefits will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under these Living Benefits must be deducted proportionately from each Variable Portfolio and Fixed Account in which you are invested. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.


What is the fee for SunAmerica Income Plus and SunAmerica Income Builder?

The fee for SunAmerica Income Plus and SunAmerica Income Builder is assessed against the Income Base and deducted from the contract value at the end of each Benefit Quarter beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter.


----------------------------------------------------------------------------
                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
----------------------------------------------------------------------------
 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
----------------------------------------------------------------------------
 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
----------------------------------------------------------------------------


* The quarterly fee rate will not increase or decrease by more than 0.0625% each quarter (0.25% / 4).

The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases from the previous Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly, subject to the maximums and minimums identified in the table above. Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.

PLEASE SEE APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE BELOW.

Since the fee rate is assessed against the Income Base, an increase in the Income Base due to an adjustment to an Income Credit, higher Anniversary Value or subsequent Eligible Purchase Payments, will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.

If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

What happens if the contract value is reduced to zero while the Income Base is greater than zero?

All withdrawals from the contract, including withdrawals under these Living Benefits, will reduce your contract value. Unfavorable investment experience and/or fees will also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR CONTRACT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH THE LIVING BENEFIT WILL TERMINATE.

If your contract value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract. In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable

When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

     1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any payment option mutually agreeable between you and us.


Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.


PLEASE SEE ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO ALL OPTIONAL LIVING BENEFITS BELOW FOR MORE INFORMATION REGARDING SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER



MARKETLOCK FOR LIFE

How does MarketLock For Life work?

MarketLock For Life locks in the highest contract anniversary value in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years) following the Effective Date.

You may elect to extend the Income Base Evaluation Period for additional periods. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

What determines the amount I can receive each year?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

ONE COVERED PERSON

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
           AGE OF THE COVERED PERSON AT                  WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday        5% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday                6% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR SURVIVING       MAXIMUM ANNUAL
                 COVERED PERSON AT                       WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday      4.75% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday              5.75% of Income Base
------------------------------------------------------------------------




Are there investment requirements if I elect MarketLock For Life?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below.

INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in one of four ways or if using a DCA Fixed Account or a DCA Program, by indicating your target allocations, in one of four ways:

     1. 100% in the Cash Management Variable Portfolio; or

     2. 100% in either Polaris Portfolio Allocator Model 1, 2 or 3, or

        100% in either 50%-50% Combination Model 1, 2 or 3; or

     3. 100% in one or a combination of the following balanced Variable
        Portfolios:

        American Funds Asset Allocation SAST
        Asset Allocation
        Balanced (JPM)
        Franklin Income Securities Fund
        Managed Allocation Balanced
        Managed Allocation Moderate
        Managed Allocation Moderate Growth
        MFS Total Return; or


------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. BOND, CASH AND         Minimum 30%      BB&T Total Return Bond VIF(1)
    FIXED                 Maximum 100%      Cash Management
    ACCOUNTS                                Corporate Bond
                                            Global Bond
                                            Government and Quality Bond
                                            Real Return
                                            Total Return Bond

                                            DCA FIXED ACCOUNTS*
                                            6-Month DCA
                                            1-Year DCA
                                            2-Year DCA

                                            FIXED ACCOUNTS
                                            1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. EQUITY                 Minimum 0%       Aggressive Growth
                           Maximum 70%      Alliance Growth
                                            American Funds Asset Allocation SAST
                                            American Funds Global Growth SAST
                                            American Funds Growth SAST
                                            American Funds Growth-Income SAST
                                            Asset Allocation
                                            Balanced
                                            BB&T Capital Manager Equity VIF(1)
                                            BB&T Select Equity VIF(1)
                                            BB&T Special Opportunities Equity VIF(1)
                                            Blue Chip Growth
                                            Capital Appreciation
                                            Columbia High Yield Fund, VS
                                            Columbia Marsico Focused Equities, VS
                                            Davis Venture Value
                                            "Dogs" of Wall Street
                                            Equity Opportunities
                                            Foreign Value
                                            Franklin Income Securities Fund
                                            Franklin Templeton VIP Founding
                                              Funds Allocation Fund
                                            Fundamental Growth
                                            Global Equities
                                            Growth
                                            Growth-Income
                                            High-Yield Bond
                                            International Diversified Equities
                                            International Growth and Income
                                            Invesco Van Kampen V.I. Capital Growth
                                              Fund, Series II Shares(2)
                                            Invesco Van Kampen V.I. Comstock Fund,
                                              Series II Shares(3)
                                            Invesco Van Kampen V.I. Growth and
                                              Income Fund, Series II Shares(4)
                                            Lord Abbett Growth and Income
                                            Managed Allocation Balanced
                                            Managed Allocation Moderate
                                            Managed Allocation Moderate Growth
                                            Managed Allocation Growth
                                            Marsico Focused Growth
                                            MFS Massachusetts Investors Trust
                                            MFS Total Return
                                            Small & Mid Cap Value
                                            Telecom Utility
------------------------------------------------------------------------------------
 C. LIMITED EQUITY         Minimum 0%       Capital Growth
                           Maximum 10%      Emerging Markets
                                            Growth Opportunities
                                            Mid-Cap Growth
                                            Natural Resources
                                            Real Estate
                                            Small Company Value
                                            Technology
------------------------------------------------------------------------------------




 (1) Only available if you purchased your contract through BB&T Investment Services, Inc.



 (2) (formerly Van Kampen LIT Capital Growth, Class II Shares)



 (3) (formerly Van Kampen LIT Comstock, Class II Shares)



 (4) (formerly Van Kampen LIT Growth and Income, Class II Shares)


* You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.

Your allocation instructions accompanying any Purchase Payment as well as your target allocations if you invest in a

DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature.

We will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any transfer you initiate, or any withdrawal you initiate. Because automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs, if you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-year Fixed Account, if available, resulting from your transfer ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE.

The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit market volatility. As a result, you may have better or worse investment returns by allocating your investments more aggressively. We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations.

What are the factors used to calculate MarketLock For Life?

The benefit offered by MarketLock For Life is calculated by considering the factors described below:




FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS. It is important to note that only Purchase Payments made during the first 5 contract years are taken into consideration in determining the Eligible Purchase Payments. If you anticipate that you will be making Purchase Payments after the first 5 contract years, you should know that those Purchase Payments will not be included in the calculation of the Eligible Purchase Payments.


SECOND, we consider the INCOME BASE EVALUATION PERIOD. The Income Base Evaluation Period begins on the Effective Date and ends 5 years later. At the end of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.


THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any Benefit Anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; and
(2) Eligible Purchase Payments.


FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.


FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage.


FINALLY, we determine the EXCESS WITHDRAWALS.

How can the Income Base be increased?

On each Benefit Year Anniversary during the Income Base Evaluation Period, the Income Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Income Base.


Increases to your Income Base occur on Benefit Year Anniversaries as described above. However, Eligible Purchase Payments can increase your Income Base at the time they are received. SINCE HIGHEST ANNIVERSARY VALUES ARE DETERMINED ONLY ON THE BENEFIT YEAR ANNIVERSARIES, YOUR INCOME BASE WILL NOT INCREASE IF YOUR CONTRACT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT YEAR ANNIVERSARIES.


What is the fee for MarketLock For Life?

The fee for MarketLock For Life is assessed against the Income Base and deducted quarterly from your contract value at the end of each Benefit Quarter beginning on the first Benefit Quarter Anniversary following the Benefit

Effective Date. The fee depends on whether you elect to cover one life or two lives. The fee is as follows:

--------------------------------------------------------
         NUMBER OF
      COVERED PERSONS              ANNUAL FEE RATE
--------------------------------------------------------
 For One Covered Person          0.70% of Income Base
--------------------------------------------------------
 For Two Covered Persons         0.95% of Income Base
--------------------------------------------------------


An increase in the Income Base due to an adjustment to a higher Anniversary Value, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.


If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the feature is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata charge is calculated by multiplying the fee by the number of days between the date the prior fee was last assessed and the date of surrender divided by the number of days between the prior and the next Benefit Quarter Anniversaries.


What are the effects of withdrawals on MarketLock For Life?

The Maximum Annual Withdrawal Amount and the Income Base may change over time as a result of the timing and amount of withdrawals.


Withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.


You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the feature.

The impact of withdrawals and the effect on each component of MarketLock For Life are further explained below:

     INCOME BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals.


     For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.


     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "WHAT ARE THE FACTORS USED TO CALCULATE MARKETLOCK FOR LIFE?").

If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

All withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may impact other provisions of your contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

Can I extend the Income Base Evaluation Period beyond 5 years?

After the initial Income Base Evaluation Period, you may elect to extend the Income Base Evaluation Period for an additional 5 year period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of each Income Base Evaluation Period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each Income Base Evaluation Period. If you elect to extend the feature, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.


If you do not elect the First Extension, Subsequent Extensions are no longer available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. We also reserve the right to modify MarketLock For Life at the time of extension for existing contracts as indicated above.


PLEASE SEE ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO ALL OPTIONAL LIVING BENEFITS BELOW FOR MORE INFORMATION REGARDING MARKETLOCK FOR LIFE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO ALL OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When and how may I elect a Living Benefit?

You may elect a Living Benefit at the time of contract issue (the "Benefit Effective Date"). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Persons must meet the age requirement. The age requirement varies depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                   AGE
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
             Joint Owners(1)                       45                    80
------------------------------------------------------------------------------------


IF YOU ELECT TWO COVERED PERSONS:

----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE      MAXIMUM AGE      MINIMUM AGE      MAXIMUM AGE
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   Joint Owners(1)           45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------


(1) Based on the age of the older Owner.

(2) The age requirement is based solely on the single owner for purposes of issuing the contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?

As the original owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.

Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your withdrawals must be set up on the Systematic Withdrawal Program for RMDs administered by our Annuity Service Center.

We will provide RMD favorable treatment, once each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by us. Therefore, if you are transferring from another company and are already 70 1/2, you should take the current tax year's RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning 70 1/2, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of age 70 1/2, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.

If you have elected SunAmerica Income Plus and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Income Base, an Income Credit will be included in determining any Income Base increase in that Benefit Year.

If you have elected SunAmerica Income Builder, no Income Credit will be included in the calculation of the Income Base when an RMD is taken.

What happens to my Living Benefit upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and, if you have elected SunAmerica Income Plus or SunAmerica Income Builder, the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.

If you have elected SunAmerica Income Plus or SunAmerica Income Builder and spousal continuation occurs during the Income Credit Period, the Continuing Spouse will continue to receive any increases to the Income Base for highest Anniversary Values or if applicable, any Income Credit while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.

If you have elected MarketLock For Life and spousal continuation occurs during the Income Base Evaluation Period, the Continuing Spouse will continue to receive any increases to the Income Base for the duration of the Income Base Evaluation Period, while the contract value is greater than zero. The Continuing Spouse will also be eligible to elect to extend the Income Base Evaluation Period, upon expiration of the applicable period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" ABOVE.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW.

What happens to my Living Benefit upon the Latest Annuity Date?




For all Living Benefits, if the contract value and the Income Base are greater than zero on the Latest Annuity Date, you can begin the Income Phase and therefore, you must select one of the following annuity income options:



     1. Annuitize the contract value under the contract's annuity provisions (please see ANNUITY INCOME OPTIONS below); or



     2. If you have elected MARKETLOCK FOR LIFE, annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you; or,



     3. If you have elected SUNAMERICA INCOME PLUS or SUNAMERICA INCOME BUILDER, annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive; the fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent

        Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.



     4. Any annuity income payment option mutually agreeable between you and us.



Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for highest Anniversary Values or additional Income Credits.



If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years, as described in ANNUITY INCOME OPTIONS below.


Can I elect to cancel my Living Benefit?

The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.

-------------------------------------------------
    Optional       Cancellation
     Living          Request        Cancellation
     Benefit         Received      Effective Date
-------------------------------------------------
  SunAmerica        Years 1-5       5th Benefit
  Income Plus                           Year
  and                               Anniversary
                 --------------------------------
  SunAmerica         Years 5+     Benefit Quarter
  Income                            Anniversary
  Builder                          following the
                                   receipt of the
                                    cancellation
                                      request
-------------------------------------------------
  MarketLock        Years 1-5       5th Benefit
  For Life                              Year
                                    Anniversary
                 --------------------------------
                    Years 6-10      10th Benefit
                                        Year
                                    Anniversary
                 --------------------------------
                    Years 10+       Benefit Year
                                    Anniversary
                                   following the
                                   receipt of the
                                    cancellation
                                      request
-------------------------------------------------



On the cancellation effective date of the Living Benefit, you will be charged one final fee applicable to the Benefit Quarter (Benefit Year for MarketLock For
Life) in which the cancellation occurs, on the Benefit Quarter Anniversary (Benefit Year Anniversary for MarketLock For Life). Thereafter, you will no longer be charged a fee.


Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation. If you elected MarketLock For Life and cancelled the feature, you may not extend the Income Base Evaluation Period.


If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. After the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter (Benefit Year for MarketLock For Life) in which the cancellation occurs, on the Benefit Quarter Anniversary (Benefit Year Anniversary for MarketLock For Life). Thereafter, the fee will no longer be charged.


If you elected MarketLock For Life and cancelled the feature, the surviving Covered Person may not extend the Income Base Evaluation Period. The surviving Covered Person may no longer re-elect or reinstate the Living Benefit after cancellation.

What happens to the Secure Value Account if I elect to cancel SunAmerica Income Plus or SunAmerica Income Builder?

Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available, amounts will be transferred to the Cash Management Variable Portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. Purchase Payments will no longer be allocated to the Secure Value Account after cancellation.

Are there circumstances under which my Living Benefit will be automatically cancelled?

The Living Benefit will automatically be cancelled upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid resulting in the contract being terminated; or

     4. An Excess Withdrawal that reduces the contract value and Income Base to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT?" above.

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Purchase Payments in contracts issued by SunAmerica Annuity and/or First SunAmerica to the same owner/annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

Certain death benefits are either no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO MAY 1, 2010, PLEASE SEE APPENDIX I FOR DETAILS REGARDING THOSE FEATURES.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original Owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take withdrawals in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the owner's death.

A Beneficiary may withdraw all or a portion of the contract value at any time, name their own Beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-Qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).

Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.

STANDARD DEATH BENEFIT

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING
BENEFIT:


The standard death benefit is the greater of:


     1. Contract value; or


     2. Net Purchase Payments.


THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING
BENEFIT:


The standard death benefit is the greater of:


     1. Contract value; or


     2. Purchase Payments reduced by any Withdrawal Adjustment.


OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT


IF YOU ELECT THE COMBINATION HV & ROLL-UP DEATH BENEFIT, YOU MAY NOT ELECT THE MAXIMUM ANNIVERSARY VALUE AND ESTATEPLUS DEATH BENEFITS AND/OR A LIVING BENEFIT OR ANY AVAILABLE FIXED ACCOUNT(S). For an additional fee, you may elect the optional Combination HV & Roll-Up death benefit which can provide greater protection for your Beneficiaries. You may only elect this death benefit at the time you purchase your contract and once elected, the Owner cannot change the election thereafter at any time. The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolios. You may pay for this optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Combination HV & Roll-Up death benefit can only be elected prior to your 76th birthday at contract issue. It is not available for election in New York and Washington.


Please note that this feature may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and additional restrictions.

The death benefit is the greatest of:

     1. Contract value; or

     2. The Maximum anniversary value on any contract anniversary prior to the earlier of your 85th birthday or date of death, adjusted for any Net Purchase Payments since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

     3. Net Purchase Payments received prior to your 80th birthday accumulated at 5% through the earliest of:

          (a) 15 years after the contract date; or

          (b) The day before your 80th birthday; or

          (c) The date of death,


         adjusted for Net Purchase Payments received after the timeframes outlined in (a)-(c). Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.


OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

For an additional fee, you may elect the optional Maximum Anniversary Value death benefit below which can provide greater protection for your beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 83rd birthday.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, adjusted for any Net Purchase Payments since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Purchase Payments reduced by any Withdrawal Adjustment; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that contract anniversary and reduced by any Withdrawal Adjustment since that contract anniversary. The anniversary value for any year is equal to the contract value on the applicable anniversary.


OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional earnings enhancement benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract. EstatePlus is not available if you elected the Combination HV & Roll-Up death benefit. This benefit is not available for election in New York and Washington.

In order to elect EstatePlus, you must have also elected the optional Maximum Anniversary Value death benefit described above.

You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0 - 4                      25% of Earnings         40% of Net Purchase Payments
----------------------------------------------------------------------------------------
 Years 5 - 9                      40% of Earnings         65% of Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+                        50% of Earnings         75% of Net Purchase Payments*
----------------------------------------------------------------------------------------




The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years               25% of Earnings         40% of Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

If the Continuing Spouse terminates the optional Combination HV & Roll-Up death benefit on the Continuation Date, no optional Combination HV & Roll-Up death benefit will be payable to the Continuing Spouse's Beneficiary. The Continuing Spouse may not terminate the optional Maximum Anniversary Value death benefit.


To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for four complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:


----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 YEAR SINCE
  RECEIPT                 1             2             3             4             5
 WITHDRAWAL
 CHARGE                  7%            6%            6%            5%            0%
----------------------------------------------------------------------------------------



When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, we reduce the withdrawn amount from the contract value by any applicable withdrawal charges. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. The Accumulation Unit value for Variable Portfolios that invest in Feeder Funds also will reflect the investment management fee and other expenses of the corresponding Master Fund in which the Feeder Funds invest. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES


Certain Underlying Funds available in this product, including the Feeder Funds, assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.


The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.


There is an annualized 0.25% fee applicable to Class 3 shares of Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust, Series II shares of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Class 2 shares of Franklin Templeton Variable Insurance Products Trust and Class 2 shares of Principal Variable Contracts Funds. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.


FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

OPTIONAL LIVING BENEFIT FEES

The annual Living Benefit fees will be assessed as a percentage of the Income Base for all years in which the Living Benefits are in effect. The fee depends on whether you elect to cover one or two lives.

The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Fixed Accounts, which in total equals the amount of the fee. If your contract value is reduced to zero before the Living Benefit has been cancelled, the fee will no longer be assessed.

We will not assess a quarterly fee if you annuitize your contract or if a death benefit is paid before the end of the Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

OPTIONAL SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE

----------------------------------------------------------------------------
                                                                   MAXIMUM
                                                                 ANNUALIZED
                                                                  FEE RATE
                                                                 DECREASE OR
                                                                  INCREASE
                         INITIAL       MAXIMUM       MINIMUM        EACH
      NUMBER OF        ANNUAL FEE    ANNUAL FEE    ANNUAL FEE      BENEFIT
   COVERED PERSONS        RATE          RATE          RATE        QUARTER*
----------------------------------------------------------------------------
 One Covered Person       1.10%         2.20%         0.60%       +/-0.25%
----------------------------------------------------------------------------
 Two Covered Persons      1.35%         2.70%         0.60%       +/-0.25%
----------------------------------------------------------------------------

* The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary," we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in VIX. If the value of the VIX increases or decreases from the previous Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly, subject to the maximum and minimums identified in the table above. PLEASE SEE APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLE OF THE SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE BELOW.

OPTIONAL MARKETLOCK FOR LIFE FEE

----------------------------------------------------------------------------------
        NUMBER OF COVERED PERSONS                      ANNUAL FEE RATE
----------------------------------------------------------------------------------
 One Covered Person                                         0.70%
----------------------------------------------------------------------------------
 Two Covered Persons                                        0.95%
----------------------------------------------------------------------------------


The fee for MarketLock For Life will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon cancellation of this feature. You will be notified of any change in fee prior to the First and Subsequent Extensions. We guarantee that the current fee reflected above will not increase by more than 0.25% at the time of First Extension.



Certain optional Living Benefits are no longer offered or have changed since first being offered. If your contract was issued with an optional Living Benefit prior to January 19, 2010, please see Appendix H for details regarding your Living Benefit.


OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT FEE

The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolio(s).

OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT FEE

The fee for the optional Maximum Anniversary Value death benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

Certain death benefits are either no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO MAY 1, 2010, PLEASE SEE APPENDIX I FOR DETAILS REGARDING THOSE FEATURES.

PREMIUM TAX


Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 1.50% to 6.25% of the initial Purchase Payment.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PAYMENTS IN CONNECTION WITH DISTRIBUTION
                                   OF CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.


COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 6.25% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.


The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative may purchase a contract on a basis in which a bonus amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.


We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2009 in the Statement of Additional Information which is available upon request.


We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds, including the Feeder Funds. These fees are deducted directly from the assets of the Underlying Funds with the exception of the Managed Allocation Portfolios. The Managed Allocation Portfolios, which are structured as Fund-of-Funds, are not subject to 12b-1 fees but indirectly bear the expenses of the Underlying Funds, including the 12b-1 fees, in which they invest. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. PLEASE SEE DEATH BENEFITS ABOVE.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no annuity income payments will be available. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. PLEASE SEE TAXES BELOW.

ANNUITY INCOME OPTIONS


You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your income option. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.


We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

For contracts issued in New York, only a 10-year period guarantee is available.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the

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Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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The basic summary below addresses broad federal taxation matters based on the
Internal Revenue tax code, IRS regulations and interpretations existing as of the date of this prospectus and generally does not address state or local taxation issues or questions. It is not tax advice, nor does it include all the federal tax rules that may affect you and your contract. We caution you to seek competent tax advice about your own circumstances from a qualified tax advisor. We do not guarantee the tax status or treatment of your annuity. Tax laws constantly change; therefore, we cannot guarantee that information contained herein is complete and/or accurate. Federal income tax treatment of the contract is sometimes uncertain and Congress, the IRS and/or the courts may modify tax laws and treatment retroactively. We have included an additional discussion regarding taxes in the Statement of Additional Information.


ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.


If you do not purchase your contract under one of a number of types of employer-sponsored retirement plans, or any Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under one of a number of types of employee-sponsored retirement plans, or under an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.


AGGREGATION OF CONTRACTS


All Non-Qualified contracts that are issued by us to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually)

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       made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.


On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.



A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange"). We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied.


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions, as well as any other after-tax amounts permitted under the employer's plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.


The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or

                                       53

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(5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.



Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.



Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.



On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance permitted the adoption of the written plan, whether in the form of a single document or as a collection of documents, not later than December 31, 2009. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.



Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009 or, if later, prior to the transfer, the transfer would be considered a "failed" transfer that is subject to tax, and as such could be a violation of applicable withdrawal limitations. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer. The IRS may in the future issue new guidance, or revise its existing guidance, regarding corrections of defects in 403(b) plans, including such failed transfers.


In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in

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which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any proposal or legislative or regulatory action to extend this exemption from the minimum distribution requirement for 2010 or later years.



If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.


You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.


Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could in the future take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.


If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts.


If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.



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CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for Federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                                OTHER INFORMATION
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THE DISTRIBUTOR

SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority ("FINRA") formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.

THE COMPANY

SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") is a stock life insurance company organized under the laws of the state of Arizona on January 1, 1996. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. SunAmerica Annuity conducts life insurance and annuity business in the District of Columbia and all states except New York.

For details regarding name changes and redomestication of SunAmerica Annuity, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.


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

First SunAmerica Life Insurance Company ("First SunAmerica") is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 70 Pine Street, New York, New York 10270. First SunAmerica conducts life insurance and annuity business only in the state of New York.

OWNERSHIP STRUCTURE OF THE COMPANY

SunAmerica Annuity and First SunAmerica are indirect, wholly owned subsidiaries of American International Group, Inc. ("American International Group"), a Delaware corporation.


American International Group is an international insurance organization with operations in more than 130 countries and jurisdictions. Its activities include commercial, institutional and individual property-casualty, life insurance, and retirement services around the world. In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.


Pursuant to the terms of the credit facility, effective, March 4, 2009, the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), became the controlling stockholder of American International Group through the issuance of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"). The change of control does not in any way alter the Company's obligations to you.


Additional details regarding the transactions with the NY Fed, including subsequent modifications to the credit facility, American International Group's participation under the Troubled Assets Relief Program ("TARP") and American International Group's restructuring plans can be found in American International Group's Form 10-K and 10-K/A as well as in the financial statements of the Company and the Separate Account. For information on how to locate these financial statements, SEE FINANCIAL STATEMENTS, BELOW.



In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern during this period. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.



Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.


OPERATION OF THE COMPANY


The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. The financial condition of American International Group and rating downgrades that occurred late in the third quarter of 2008 and American International Group's restructuring plan, and other American International Group-related news also has had an impact on the Company's operations.


The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT


SunAmerica Annuity established Variable Separate Account under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981.



First SunAmerica originally established FS Variable Separate Account under New York law on September 9, 1994.


These Separate Accounts are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT


Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.


The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

PLEASE SEE APPENDIX F IF YOUR CONTRACT WAS ISSUED PRIOR TO JANUARY 1, 2007 BY SUNAMERICA ANNUITY OR APPENDIX G IF YOUR CONTRACT WAS ISSUED PRIOR TO FEBRUARY 1, 2008 BY FIRST SUNAMERICA FOR IMPORTANT INFORMATION REGARDING CERTAIN GUARANTEES BY AMERICAN HOME ASSURANCE COMPANY ("GUARANTOR").

FINANCIAL STATEMENTS


There are various sets of financial statements described below that are important for you to consider. Information about how to obtain these financial statements is also provided below.


THE COMPANY AND SEPARATE ACCOUNT


The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix F and Appendix G for more information.

AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT

American International Group's annual report is incorporated herein by reference and we provide you notice of certain other filings made by American International Group because there is a Support Agreement in place whereby American International Group has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The Support Agreement requires American International Group to make payments solely to the Company and not to the policyholders. A policyholder cannot proceed against American International Group on its own behalf. All actions under the Support Agreement must be brought by the Company, or if the Company fails to assert its rights, in a representative capacity by a policyholder on behalf of the Company.


The consolidated financial statements and financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K, filed on February 26, 2010 and Amended Annual Report on Form 10-K/A, filed on March 31, 2010, of American International Group for the year ended December 31, 2009, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS


The financial statements of the Company, Separate Account and Guarantor, if applicable are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.


We encourage both existing and prospective contract owners to read and understand the financial statements.

The SEC allows the Company to "incorporate by reference" some of the information American International Group files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus.


American International Group is subject to the informational requirements of the Securities Exchange Act of 1934. American International Group files reports and other information with the SEC to meet those requirements. American International Group files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and American International Group's website at http://www.aig.com.


You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

Along with other companies, SunAmerica Annuity has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. SunAmerica Annuity is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. SunAmerica Annuity is cooperating fully with the investigation. The impact of this matter, if any, on SunAmerica Annuity's financial position cannot be reasonably estimated at this time.


There are no pending legal proceedings affecting Variable Separate Account and FS Variable Separate Account. Various lawsuits against SunAmerica Annuity, First SunAmerica and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of SunAmerica Annuity, First SunAmerica and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of SunAmerica Annuity and First SunAmerica.


REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 THE CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI are listed below.




Separate Account and the Company
General Account
Support Agreement Between the Company and
  American International Group
Master-Feeder Structure
Information Regarding the Use of the
  Volatility Index ("VIX")
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Forms Receiving Revenue Sharing
  Payments
Distribution of Contracts
Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW YORK)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                               ENDED          ENDED          ENDED          ENDED
                                                              12/31/06      12/31/07       12/31/08       12/31/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$15.910    (a)$17.353     (a)$16.976     (a)$7.892
                                                            (b)$15.748    (b)$17.152     (b)$16.669     (b)$7.711
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$7.858
          Ending AUV.....................................   (a)$17.353    (a)$16.976     (a)$7.892      (a)$10.892
                                                            (b)$17.152    (b)$16.669     (b)$7.711      (b)$10.590
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$10.546
          Ending Number of AUs...........................   (a)657        (a)72,174      (a)115,495     (a)149,294
                                                            (b)19         (b)5,196       (b)1,898       (b)1,315
                                                            (c)N/A        (c)N/A         (c)N/A         (c)221
--------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$31.497    (a)$32.629     (a)$36.738     (a)$21.389
                                                            (b)$31.153    (b)$32.173     (b)$36.044     (b)$20.880
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$22.189
          Ending AUV.....................................   (a)$32.629    (a)$36.738     (a)$21.389     (a)$29.638
                                                            (b)$32.173    (b)$36.044     (b)$20.880     (b)$28.788
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$28.710
          Ending Number of AUs...........................   (a)12,540     (a)194,741     (a)192,122     (a)155,807
                                                            (b)609        (b)7,550       (b)7,196       (b)7,053
                                                            (c)N/A        (c)N/A         (c)N/A         (c)155
--------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION SAST - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$10.000    (a)$10.534     (a)$11.019     (a)$7.614
                                                            (b)$10.000    (b)$10.521     (b)$10.951     (b)$7.529
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$7.657
          Ending AUV.....................................   (a)$10.534    (a)$11.019     (a)$7.614      (a)$9.254
                                                            (b)$10.521    (b)$10.951     (b)$7.529      (b)$9.105
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$9.059
          Ending Number of AUs...........................   (a)2,546      (a)507,152     (a)1,303,751   (a)1,632,066
                                                            (b)20,538     (b)42,207      (b)89,666      (b)95,485
                                                            (c)N/A        (c)N/A         (c)N/A         (c)13
--------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH SAST - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$10.000    (a)$10.768     (a)$12.137     (a)$7.337
                                                            (b)$10.000    (b)$10.757     (b)$12.064     (b)$7.257
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$7.646
          Ending AUV.....................................   (a)$10.768    (a)$12.137     (a)$7.337      (a)$10.244
                                                            (b)$10.757    (b)$12.064     (b)$7.257      (b)$10.081
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$10.061
          Ending Number of AUs...........................   (a)54,516     (a)1,653,452   (a)3,756,533   (a)4,439,178
                                                            (b)11,382     (b)82,064      (b)121,247     (b)126,634
                                                            (c)N/A        (c)N/A         (c)N/A         (c)16,422
--------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME SAST - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$10.000    (a)$10.537     (a)$10.859     (a)$6.625
                                                            (b)$10.000    (b)$10.524     (b)$10.791     (b)$6.551
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$6.701
          Ending AUV.....................................   (a)$10.537    (a)$10.859     (a)$6.625      (a)$8.535
                                                            (b)$10.524    (b)$10.791     (b)$6.551      (b)$8.398
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$8.377
          Ending Number of AUs...........................   (a)58,472     (a)1,930,393   (a)4,693,898   (a)4,973,582
                                                            (b)5,689      (b)199,679     (b)306,787     (b)297,632
                                                            (c)N/A        (c)N/A         (c)N/A         (c)10,802
--------------------------------------------------------------------------------------------------------------------







AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account charges
(b) With election of optional enhanced death benefit and optional EstatePlus benefit
(c) Reflecting maximum Separate Account charges, with election of the optional Combination HV & Roll-Up death benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                               ENDED          ENDED          ENDED          ENDED
                                                              12/31/06      12/31/07       12/31/08       12/31/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH SAST - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$10.000    (a)$10.656     (a)$11.748     (a)$6.458
                                                            (b)$10.000    (b)$10.647     (b)$11.679     (b)$6.388
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$6.828
          Ending AUV.....................................   (a)$10.656    (a)$11.748     (a)$6.458      (a)$8.838
                                                            (b)$10.647    (b)$11.679     (b)$6.388      (b)$8.699
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$8.680
          Ending Number of AUs...........................   (a)59,496     (a)1,986,067   (a)4,662,954   (a)5,117,038
                                                            (b)4,193      (b)311,908     (b)462,655     (b)434,678
                                                            (c)N/A        (c)N/A         (c)N/A         (c)11,121
--------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$23.880    (a)$24.966     (a)$26.599     (a)$20.109
                                                            (b)$23.860    (b)$24.884     (b)$26.352     (b)$19.823
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$19.700
          Ending AUV.....................................   (a)$24.966    (a)$26.599     (a)$20.109     (a)$24.162
                                                            (b)$24.884    (b)$26.352     (b)$19.823     (b)$23.699
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$23.528
          Ending Number of AUs...........................   (a)882        (a)28,541      (a)38,101      (a)70,440
                                                            (b)13         (b)3,067       (b)1,194       (b)1,190
                                                            (c)N/A        (c)N/A         (c)N/A         (c)5
--------------------------------------------------------------------------------------------------------------------
BALANCED - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$15.502    (a)$16.185     (a)$16.762     (a)$12.208
                                                            (b)$15.334    (b)$15.976     (b)$16.439     (b)$11.913
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$12.017
          Ending AUV.....................................   (a)$16.185    (a)$16.762     (a)$12.208     (a)$14.876
                                                            (b)$15.976    (b)$16.439     (b)$11.913     (b)$14.444
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$14.385
          Ending Number of AUs...........................   (a)1          (a)17,355      (a)38,823      (a)135,696
                                                            (b)20         (b)5,937       (b)5,858       (b)3,469
                                                            (c)N/A        (c)N/A         (c)N/A         (c)8
--------------------------------------------------------------------------------------------------------------------
BALANCED - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV..................................   (a)N/A        (a)$10.048     (a)$10.668     (a)$7.732
                                                            (b)N/A        (b)$9.904      (b)$10.265     (b)$7.367
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$7.402
          Ending AUV.....................................   (a)N/A        (a)$10.668     (a)$7.732      (a)$9.414
                                                            (b)N/A        (b)$10.265     (b)$7.367      (b)$8.943
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$8.910
          Ending Number of AUs...........................   (a)N/A        (a)12,170      (a)45,656      (a)60,700
                                                            (b)N/A        (b)10          (b)5           (b)4
                                                            (c)N/A        (c)N/A         (c)N/A         (c)13
--------------------------------------------------------------------------------------------------------------------
BB&T CAPITAL MANAGER EQUITY VIF - VIF
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$11.169    (a)$11.947     (a)$12.011     (a)$7.308
                                                            (b)$11.098    (b)$11.851     (b)$11.816     (b)$7.104
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$6.877
          Ending AUV.....................................   (a)$11.947    (a)$12.011     (a)$7.308      (a)$9.014
                                                            (b)$11.851    (b)$11.816     (b)$7.104      (b)$8.688
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$8.697
          Ending Number of AUs...........................   (a)3          (a)25,839      (a)26,754      (a)26,027
                                                            (b)27         (b)27          (b)26          (b)26
                                                            (c)N/A        (c)N/A         (c)N/A         (c)29
--------------------------------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account charges
(b) With election of optional enhanced death benefit and optional EstatePlus benefit
(c) Reflecting maximum Separate Account charges, with election of the optional Combination HV & Roll-Up death benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                                 ENDED         ENDED         ENDED         ENDED
                                                                12/31/06      12/31/07      12/31/08      12/31/09
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
BB&T SELECT EQUITY VIF* - VIF
(formerly BB&T Large Cap VIF Portfolio)
(Inception Date - 09/29/06)
          Beginning AUV....................................   (a)$11.691    (a)$12.529    (a)$11.616    (a)$7.159
                                                              (b)$11.628    (b)$12.429    (b)$11.399    (b)$6.963
                                                              (c)N/A        (c)N/A        (c)N/A        (c)$6.523
          Ending AUV.......................................   (a)$12.529    (a)$11.616    (a)$7.159     (a)$8.354
                                                              (b)$12.429    (b)$11.399    (b)$6.963     (b)$8.074
                                                              (c)N/A        (c)N/A        (c)N/A        (c)$8.053
          Ending Number of AUs.............................   (a)3          (a)8,652      (a)8,370      (a)1,956
                                                              (b)26         (b)51         (b)50         (b)49
                                                              (c)N/A        (c)N/A        (c)N/A        (c)31
-------------------------------------------------------------------------------------------------------------------
BB&T MID CAP GROWTH VIF - VIF
(Inception Date - 09/29/06)
          Beginning AUV....................................   (a)$10.283    (a)$10.893    (a)$14.486    (a)$6.879
                                                              (b)$10.237    (b)$10.820    (b)$14.286    (b)$6.750
                                                              (c)N/A        (c)N/A        (c)N/A        (c)$6.468
          Ending AUV.......................................   (a)$10.893    (a)$14.486    (a)$6.879     (a)$8.651
                                                              (b)$10.820    (b)$14.286    (b)$6.750     (b)$8.439
                                                              (c)N/A        (c)N/A        (c)N/A        (c)$8.426
          Ending Number of AUs.............................   (a)322        (a)21,722     (a)29,709     (a)21,343
                                                              (b)29         (b)270        (b)1,750      (b)28
                                                              (c)N/A        (c)N/A        (c)N/A        (c)31
-------------------------------------------------------------------------------------------------------------------
BB&T SPECIAL OPPORTUNITIES EQUITY VIF - VIF
(Inception Date - 09/29/06)
          Beginning AUV....................................   (a)$11.728    (a)$12.731    (a)$14.221    (a)$9.284
                                                              (b)$11.684    (b)$12.658    (b)$14.044    (b)$9.124
                                                              (c)N/A        (c)N/A        (c)N/A        (c)$10.097
          Ending AUV.......................................   (a)$12.731    (a)$14.221    (a)$9.284     (a)$13.124
                                                              (b)$12.658    (b)$14.044    (b)$9.124     (b)$12.834
                                                              (c)N/A        (c)N/A        (c)N/A        (c)$12.854
          Ending Number of AUs.............................   (a)3          (a)85,654     (a)142,173    (a)150,167
                                                              (b)26         (b)4,574      (b)16,876     (b)22,335
                                                              (c)N/A        (c)N/A        (c)N/A        (c)20
-------------------------------------------------------------------------------------------------------------------
BB&T TOTAL RETURN BOND VIF - VIF
(Inception Date - 09/29/06)
          Beginning AUV....................................   (a)$10.158    (a)$10.202    (a)$10.698    (a)$10.893
                                                              (b)$10.128    (b)$10.134    (b)$10.450    (b)$10.567
                                                              (c)N/A        (c)N/A        (c)N/A        (c)$10.678
          Ending AUV.......................................   (a)$10.202    (a)$10.698    (a)$10.893    (a)$11.647
                                                              (b)$10.134    (b)$10.450    (b)$10.567    (b)$11.243
                                                              (c)N/A        (c)N/A        (c)N/A        (c)$11.217
          Ending Number of AUs.............................   (a)3          (a)86,943     (a)99,293     (a)110,978
                                                              (b)29         (b)30         (b)25,521     (b)28
                                                              (c)N/A        (c)N/A        (c)N/A        (c)19
-------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV....................................   (a)$6.048     (a)$6.292     (a)$7.051     (a)$4.225
                                                              (b)$5.975     (b)$6.203     (b)$6.902     (b)$4.115
                                                              (c)N/A        (c)N/A        (c)N/A        (c)$4.341
          Ending AUV.......................................   (a)$6.292     (a)$7.051     (a)$4.225     (a)$5.681
                                                              (b)$6.203     (b)$6.902     (b)$4.115     (b)$5.505
                                                              (c)N/A        (c)N/A        (c)N/A        (c)$5.499
          Ending Number of AUs.............................   (a)3          (a)69,149     (a)147,002    (a)416,482
                                                              (b)50         (b)43,488     (b)49,603     (b)55,094
                                                              (c)N/A        (c)N/A        (c)N/A        (c)6,036
-------------------------------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account charges
(b) With election of optional enhanced death benefit and optional EstatePlus benefit
(c) Reflecting maximum Separate Account charges, with election of the optional Combination HV & Roll-Up death benefit

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             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                             FISCAL YEAR   FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                                ENDED         ENDED          ENDED          ENDED
                                                               12/31/06      12/31/07      12/31/08       12/31/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$40.687    (a)$43.161    (a)$54.156     (a)$31.735
                                                             (b)$40.268    (b)$42.580    (b)$53.161     (b)$30.996
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$30.642
          Ending AUV......................................   (a)$43.161    (a)$54.156    (a)$31.735     (a)$42.640
                                                             (b)$42.580    (b)$53.161    (b)$30.996     (b)$41.439
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$41.268
          Ending Number of AUs............................   (a)11,371     (a)292,798    (a)628,154     (a)688,460
                                                             (b)668        (b)54,977     (b)76,840      (b)71,601
                                                             (c)N/A        (c)N/A        (c)N/A         (c)1,431
--------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$7.637     (a)$8.061     (a)$8.993      (a)$4.845
                                                             (b)$7.623     (b)$8.027     (b)$8.918      (b)$4.780
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$5.183
          Ending AUV......................................   (a)$8.061     (a)$8.993     (a)$4.845      (a)$6.831
                                                             (b)$8.027     (b)$8.918     (b)$4.780      (b)$6.706
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$6.673
          Ending Number of AUs............................   (a)2,535      (a)749,819    (a)1,905,877   (a)1,625,437
                                                             (b)483        (b)33,619     (b)70,678      (b)64,588
                                                             (c)N/A        (c)N/A        (c)N/A         (c)19
--------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$13.139    (a)$13.243    (a)$13.597     (a)$13.516
                                                             (b)$12.982    (b)$13.067    (b)$13.350     (b)$13.204
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$13.102
          Ending AUV......................................   (a)$13.243    (a)$13.597    (a)$13.516     (a)$13.286
                                                             (b)$13.067    (b)$13.350    (b)$13.204     (b)$12.914
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$12.804
          Ending Number of AUs............................   (a)14,968     (a)499,721    (a)1,824,303   (a)1,557,981
                                                             (b)5,790      (b)9,728      (b)53,824      (b)45,425
                                                             (c)N/A        (c)N/A        (c)N/A         (c)8
--------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES - CFT I Class A Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$15.228    (a)$15.946    (a)$15.994     (a)$11.850
                                                             (b)$15.029    (b)$15.711    (b)$15.658     (b)$11.544
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$13.345
          Ending AUV......................................   (a)$15.946    (a)$15.994    (a)$11.850     (a)$16.824
                                                             (b)$15.711    (b)$15.658    (b)$11.544     (b)$16.309
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$16.222
          Ending Number of AUs............................   (a)385        (a)25,704     (a)44,198      (a)105,589
                                                             (b)20         (b)879        (b)1,349       (b)1,867
                                                             (c)N/A        (c)N/A        (c)N/A         (c)389
--------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES FUND, VARIABLE SERIES - CFT I Class A Shares
(Inception Date - 09/29/06)

          Beginning AUV...................................   (a)$10.981    (a)$11.921    (a)$13.334     (a)$7.709
                                                             (b)$10.827    (b)$11.730    (b)$13.071     (b)$7.520
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$7.557
          Ending AUV......................................   (a)$11.921    (a)$13.334    (a)$7.709      (a)$9.770
                                                             (b)$11.730    (b)$13.071    (b)$7.520      (b)$9.480
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$9.442
          Ending Number of AUs............................   (a)5,514      (a)142,901    (a)177,307     (a)210,945
                                                             (b)337        (b)819        (b)1,879       (b)1,813
                                                             (c)N/A        (c)N/A        (c)N/A         (c)13
--------------------------------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account charges
(b) With election of optional enhanced death benefit and optional EstatePlus benefit
(c) Reflecting maximum Separate Account charges, with election of the optional Combination HV & Roll-Up death benefit

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--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                               ENDED          ENDED          ENDED          ENDED
                                                              12/31/06      12/31/07       12/31/08       12/31/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
CONSERVATIVE BALANCED - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV..................................   (a)N/A        (a)$10.000     (a)$10.557     (a)$8.379
                                                            (b)N/A        (b)$10.000     (b)$10.351     (b)$8.130
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$8.279
          Ending AUV.....................................   (a)N/A        (a)$10.557     (a)$8.379      (a)$9.963
                                                            (b)N/A        (b)$10.351     (b)$8.130      (b)$9.675
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$9.587
          Ending Number of AUs...........................   (a)N/A        (a)32,926      (a)51,039      (a)18,922
                                                            (b)N/A        (b)10          (b)5           (b)6
                                                            (c)N/A        (c)N/A         (c)N/A         (c)12
--------------------------------------------------------------------------------------------------------------------
CONSERVATIVE GROWTH - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV..................................   (a)N/A        (a)$10.695     (a)$11.394     (a)$7.485
                                                            (b)N/A        (b)$10.559     (b)$10.980     (b)$7.170
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$7.103
          Ending AUV.....................................   (a)N/A        (a)$11.394     (a)$7.485      (a)$9.242
                                                            (b)N/A        (b)$10.980     (b)$7.170      (b)$8.822
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$8.807
          Ending Number of AUs...........................   (a)N/A        (a)11,708      (a)13,537      (a)12,429
                                                            (b)N/A        (b)9           (b)4           (b)4
                                                            (c)N/A        (c)N/A         (c)N/A         (c)14
--------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$17.455    (a)$17.675     (a)$18.316     (a)$16.594
                                                            (b)$17.291    (b)$17.481     (b)$18.024     (b)$16.249
                                                            (c)N/A        (c)N/A         (c)            (c)$17.839
          Ending AUV.....................................   (a)$17.675    (a)$18.316     (a)$16.594     (a)$21.354
                                                            (b)$17.481    (b)$18.024     (b)$16.249     (b)$20.804
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$20.723
          Ending Number of AUs...........................   (a)14,876     (a)1,486,431   (a)2,742,637   (a)3,147,064
                                                            (b)1,090      (b)127,739     (b)171,859     (b)201,786
                                                            (c)N/A        (c)N/A         (c)N/A         (c)3,072
--------------------------------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$35.890    (a)$38.538     (a)$40.004     (a)$24.304
                                                            (b)$35.500    (b)$38.020     (b)$39.269     (b)$23.739
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$24.290
          Ending AUV.....................................   (a)$38.538    (a)$40.004     (a)$24.304     (a)$31.879
                                                            (b)$38.020    (b)$39.269     (b)$23.739     (b)$30.982
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$30.859
          Ending Number of AUs...........................   (a)17,229     (a)628,354     (a)1,216,210   (a)1,363,068
                                                            (b)2,065      (b)65,520      (b)83,309      (b)82,815
                                                            (c)N/A        (c)N/A         (c)N/A         (c)2,010
--------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$12.143    (a)$12.916     (a)$12.444     (a)$8.974
                                                            (b)$12.026    (b)$12.776     (b)$12.256     (b)$8.794
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$8.177
          Ending AUV.....................................   (a)$12.916    (a)$12.444     (a)$8.974      (a)$10.593
                                                            (b)$12.776    (b)$12.256     (b)$8.794      (b)$10.330
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$10.280
          Ending Number of AUs...........................   (a)72         (a)62,424      (a)98,282      (a)104,025
                                                            (b)376        (b)3,860       (b)4,072       (b)3,704
                                                            (c)N/A        (c)N/A         (c)N/A         (c)12
--------------------------------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account charges
(b) With election of optional enhanced death benefit and optional EstatePlus benefit
(c) Reflecting maximum Separate Account charges, with election of the optional Combination HV & Roll-Up death benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                             FISCAL YEAR   FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                                ENDED         ENDED          ENDED          ENDED
                                                               12/31/06      12/31/07      12/31/08       12/31/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$16.243    (a)$18.981    (a)$26.368     (a)$11.238
                                                             (b)$16.074    (b)$18.737    (b)$25.900     (b)$10.984
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$13.268
          Ending AUV......................................   (a)$18.981    (a)$26.368    (a)$11.238     (a)$19.504
                                                             (b)$18.737    (b)$25.900    (b)$10.984     (b)$18.968
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$18.913
          Ending Number of AUs............................   (a)10,396     (a)438,081    (a)1,061,428   (a)941,018
                                                             (b)228        (b)33,830     (b)34,648      (b)43,957
                                                             (c)N/A        (c)N/A        (c)N/A         (c)2,020
--------------------------------------------------------------------------------------------------------------------
EQUITY INCOME ACCOUNT - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV...................................   (a)N/A        (a)$10.000    (a)$10.247     (a)$6.649
                                                             (b)N/A        (b)$10.000    (b)$9.995      (b)$6.513
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$6.153
          Ending AUV......................................   (a)N/A        (a)$10.247    (a)$6.649      (a)$7.842
                                                             (b)N/A        (b)$9.995     (b)$6.513      (b)$7.691
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$7.653
          Ending Number of AUs............................   (a)N/A        (a)215,078    (a)290,226     (a)242,859
                                                             (b)N/A        (b)10         (b)5           (b)4
                                                             (c)N/A        (c)N/A        (c)N/A         (c)16
--------------------------------------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$19.149    (a)$20.603    (a)$20.262     (a)$12.248
                                                             (b)$18.945    (b)$20.314    (b)$19.830     (b)$11.937
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$12.370
          Ending AUV......................................   (a)$20.603    (a)$20.262    (a)$12.248     (a)$15.895
                                                             (b)$20.314    (b)$19.830    (b)$11.937     (b)$15.408
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$15.354
          Ending Number of AUs............................   (a)293        (a)27,227     (a)35,878      (a)30,485
                                                             (b)16         (b)203        (b)669         (b)671
                                                             (c)N/A        (c)N/A        (c)N/A         (c)8
--------------------------------------------------------------------------------------------------------------------
FLEXIBLE INCOME - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV...................................   (a)N/A        (a)$10.000    (a)$10.449     (a)$8.848
                                                             (b)N/A        (b)$10.000    (b)$10.198     (b)$8.551
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$8.805
          Ending AUV......................................   (a)N/A        (a)$10.449    (a)$8.848      (a)$10.424
                                                             (b)N/A        (b)$10.198    (b)$8.551      (b)$10.025
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$9.961
          Ending Number of AUs............................   (a)N/A        (a)51,487     (a)7,988       (a)13,765
                                                             (b)N/A        (b)10         (b)5           (b)4
                                                             (c)N/A        (c)N/A        (c)N/A         (c)11
--------------------------------------------------------------------------------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$17.992    (a)$19.918    (a)$22.377     (a)$12.999
                                                             (b)$17.792    (b)$19.637    (b)$21.940     (b)$12.681
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$12.731
          Ending AUV......................................   (a)$19.918    (a)$22.377    (a)$12.999     (a)$16.636
                                                             (b)$19.637    (b)$21.940    (b)$12.681     (b)$16.148
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$16.101
          Ending Number of AUs............................   (a)4,696      (a)474,608    (a)1,439,267   (a)2,103,834
                                                             (b)298        (b)30,369     (b)42,836      (b)45,381
                                                             (c)N/A        (c)N/A        (c)N/A         (c)8,222
--------------------------------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account charges
(b) With election of optional enhanced death benefit and optional EstatePlus benefit
(c) Reflecting maximum Separate Account charges, with election of the optional Combination HV & Roll-Up death benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                             FISCAL YEAR   FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                                ENDED         ENDED          ENDED          ENDED
                                                               12/31/06      12/31/07      12/31/08       12/31/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
          Beginning AUV...................................   (a)N/A        (a)N/A        (a)$10.000     (a)$7.040
                                                             (b)N/A        (b)N/A        (b)$10.000     (b)$6.956
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$7.356
          Ending AUV......................................   (a)N/A        (a)N/A        (a)$7.040      (a)$9.402
                                                             (b)N/A        (b)N/A        (b)$6.956      (b)$9.243
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$9.212
          Ending Number of AUs............................   (a)N/A        (a)N/A        (a)274,125     (a)659,014
                                                             (b)N/A        (b)N/A        (b)3,121       (b)6,971
                                                             (c)N/A        (c)N/A        (c)N/A         (c)3,938
--------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
          Beginning AUV...................................   (a)N/A        (a)N/A        (a)$10.000     (a)$6.617
                                                             (b)N/A        (b)N/A        (b)$10.000     (b)$6.558
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$6.647
          Ending AUV......................................   (a)N/A        (a)N/A        (a)$6.617      (a)$8.488
                                                             (b)N/A        (b)N/A        (b)$6.558      (b)$8.368
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$8.336
          Ending Number of AUs............................   (a)N/A        (a)N/A        (a)827,242     (a)973,207
                                                             (b)N/A        (b)N/A        (b)34,422      (b)50,797
                                                             (c)N/A        (c)N/A        (c)N/A         (c)8,684
--------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$17.550    (a)$18.764    (a)$21.243     (a)$11.513
                                                             (b)$17.349    (b)$18.499    (b)$20.794     (b)$11.213
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$11.371
          Ending AUV......................................   (a)$18.764    (a)$21.243    (a)$11.513     (a)$15.380
                                                             (b)$18.499    (b)$20.794    (b)$11.213     (b)$14.905
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$14.860
          Ending Number of AUs............................   (a)0          (a)530,111    (a)1,342,796   (a)1,197,904
                                                             (b)17         (b)23,578     (b)47,909      (b)44,908
                                                             (c)N/A        (c)N/A        (c)N/A         (c)158
--------------------------------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$17.581    (a)$17.792    (a)$19.469     (a)$20.211
                                                             (b)$17.332    (b)$17.514    (b)$19.036     (b)$19.663
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$19.136
          Ending AUV......................................   (a)$17.792    (a)$19.469    (a)$20.211     (a)$21.345
                                                             (b)$17.514    (b)$19.036    (b)$19.663     (b)$20.663
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$20.589
          Ending Number of AUs............................   (a)1,999      (a)375,686    (a)744,301     (a)1,020,141
                                                             (b)17         (b)10,802     (b)47,013      (b)46,381
                                                             (c)N/A        (c)N/A        (c)N/A         (c)2,783
--------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$21.582    (a)$23.713    (a)$26.063     (a)$14.494
                                                             (b)$21.273    (b)$23.329    (b)$25.508     (b)$14.115
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$13.912
          Ending AUV......................................   (a)$23.713    (a)$26.063    (a)$14.494     (a)$18.427
                                                             (b)$23.329    (b)$25.508    (b)$14.115     (b)$17.855
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$17.805
          Ending Number of AUs............................   (a)1,522      (a)66,332     (a)108,573     (a)120,682
                                                             (b)14         (b)2,031      (b)3,500       (b)7,464
                                                             (c)N/A        (c)N/A        (c)N/A         (c)126
--------------------------------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account charges
(b) With election of optional enhanced death benefit and optional EstatePlus benefit
(c) Reflecting maximum Separate Account charges, with election of the optional Combination HV & Roll-Up death benefit

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             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY
SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                               ENDED          ENDED          ENDED          ENDED
                                                              12/31/06      12/31/07       12/31/08       12/31/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$17.147    (a)$17.248     (a)$18.012     (a)$18.463
                                                            (b)$16.961    (b)$17.031     (b)$17.696     (b)$18.049
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$18.200
          Ending AUV.....................................   (a)$17.248    (a)$18.012     (a)$18.463     (a)$18.913
                                                            (b)$17.031    (b)$17.696     (b)$18.049     (b)$18.396
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$18.315
          Ending Number of AUs...........................   (a)22,573     (a)1,701,963   (a)3,162,154   (a)4,055,134
                                                            (b)2,058      (b)84,837      (b)139,247     (b)169,961
                                                            (c)N/A        (c)N/A         (c)N/A         (c)3,761
--------------------------------------------------------------------------------------------------------------------
GROWTH - AST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$31.912    (a)$33.954     (a)$36.761     (a)$21.517
                                                            (b)$31.558    (b)$33.504     (b)$36.094     (b)$21.021
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$21.984
          Ending AUV.....................................   (a)$33.954    (a)$36.761     (a)$21.517     (a)$29.256
                                                            (b)$33.504    (b)$36.094     (b)$21.021     (b)$28.440
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$28.286
          Ending Number of AUs...........................   (a)1,435      (a)211,145     (a)459,702     (a)410,783
                                                            (b)122        (b)10,994      (b)16,686      (b)15,395
                                                            (c)N/A        (c)N/A         (c)N/A         (c)5
--------------------------------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$29.767    (a)$31.254     (a)$34.122     (a)$19.139
                                                            (b)$29.437    (b)$30.838     (b)$33.364     (b)$18.625
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$18.684
          Ending AUV.....................................   (a)$31.254    (a)$34.122     (a)$19.139     (a)$24.102
                                                            (b)$30.838    (b)$33.364     (b)$18.625     (b)$23.348
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$23.191
          Ending Number of AUs...........................   (a)51         (a)22,237      (a)37,304      (a)36,759
                                                            (b)10         (b)632         (b)570         (b)584
                                                            (c)N/A        (c)N/A         (c)N/A         (c)5
--------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$5.310     (a)$5.603      (a)$6.692      (a)$4.215
                                                            (b)$5.259     (b)$5.540      (b)$6.583      (b)$4.126
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$3.783
          Ending AUV.....................................   (a)$5.603     (a)$6.692      (a)$4.215      (a)$4.897
                                                            (b)$5.540     (b)$6.583      (b)$4.126      (b)$4.770
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$4.757
          Ending Number of AUs...........................   (a)20,442     (a)399,570     (a)1,699,091   (a)2,758,920
                                                            (b)733        (b)33,447      (b)68,698      (b)61,263
                                                            (c)N/A        (c)N/A         (c)N/A         (c)11,719
--------------------------------------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$20.152    (a)$20.828     (a)$20.746     (a)$13.828
                                                            (b)$19.924    (b)$20.548     (b)$20.364     (b)$13.506
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$15.109
          Ending AUV.....................................   (a)$20.828    (a)$20.746     (a)$13.828     (a)$19.294
                                                            (b)$20.548    (b)$20.364     (b)$13.506     (b)$18.751
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$18.661
          Ending Number of AUs...........................   (a)4,601      (a)82,692      (a)250,560     (a)418,967
                                                            (b)2,065      (b)7,118       (b)7,326       (b)9,646
                                                            (c)N/A        (c)N/A         (c)N/A         (c)252
--------------------------------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account charges
(b) With election of optional enhanced death benefit and optional EstatePlus benefit
(c) Reflecting maximum Separate Account charges, with election of the optional Combination HV & Roll-Up death benefit

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--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                               ENDED          ENDED          ENDED          ENDED
                                                              12/31/06      12/31/07       12/31/08       12/31/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$13.160    (a)$14.413     (a)$16.333     (a)$9.714
                                                            (b)$13.013    (b)$14.231     (b)$16.047     (b)$9.496
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$9.244
          Ending AUV.....................................   (a)$14.413    (a)$16.333     (a)$9.714      (a)$12.325
                                                            (b)$14.231    (b)$16.047     (b)$9.496      (b)$11.988
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$11.939
          Ending Number of AUs...........................   (a)20,929     (a)933,916     (a)1,608,490   (a)1,523,368
                                                            (b)385        (b)42,549      (b)55,946      (b)55,073
                                                            (c)N/A        (c)N/A         (c)N/A         (c)1,613
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$16.949    (a)$18.647     (a)$19.633     (a)$10.433
                                                            (b)$16.824    (b)$18.477     (b)$19.357     (b)$10.234
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$9.765
          Ending AUV.....................................   (a)$18.647    (a)$19.633     (a)$10.433     (a)$13.095
                                                            (b)$18.477    (b)$19.357     (b)$10.234     (b)$12.783
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$12.740
          Ending Number of AUs...........................   (a)17,676     (a)1,106,240   (a)3,103,500   (a)3,271,712
                                                            (b)504        (b)46,584      (b)98,545      (b)102,004
                                                            (c)N/A        (c)N/A         (c)N/A         (c)10
--------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$13.126    (a)$13.758     (a)$14.016     (a)$8.777
                                                            (b)$12.970    (b)$13.554     (b)$13.740     (b)$8.561
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$8.100
          Ending AUV.....................................   (a)$13.758    (a)$14.016     (a)$8.777      (a)$10.278
                                                            (b)$13.554    (b)$13.740     (b)$8.561      (b)$9.976
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$9.953
          Ending Number of AUs...........................   (a)2,549      (a)1,046,984   (a)2,518,138   (a)2,907,993
                                                            (b)7,993      (b)73,609      (b)105,694     (b)116,319
                                                            (c)N/A        (c)N/A         (c)N/A         (c)3,969
--------------------------------------------------------------------------------------------------------------------
MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$11.112    (a)$12.058     (a)$13.463     (a)$7.827
                                                            (b)$10.993    (b)$11.913     (b)$13.223     (b)$7.650
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$7.753
          Ending AUV.....................................   (a)$12.058    (a)$13.463     (a)$7.827      (a)$10.052
                                                            (b)$11.913    (b)$13.223     (b)$7.650      (b)$9.774
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$9.742
          Ending Number of AUs...........................   (a)1,299      (a)191,621     (a)254,802     (a)461,394
                                                            (b)27         (b)17,620      (b)16,042      (b)22,436
                                                            (c)N/A        (c)N/A         (c)N/A         (c)4,305
--------------------------------------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$22.221    (a)$23.242     (a)$25.248     (a)$16.758
                                                            (b)$21.985    (b)$22.950     (b)$24.748     (b)$16.339
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$16.241
          Ending AUV.....................................   (a)$23.242    (a)$25.248     (a)$16.758     (a)$20.866
                                                            (b)$22.950    (b)$24.748     (b)$16.339     (b)$20.243
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$20.188
          Ending Number of AUs...........................   (a)263        (a)16,382      (a)529,587     (a)910,975
                                                            (b)14         (b)189         (b)9,666       (b)14,528
                                                            (c)N/A        (c)N/A         (c)N/A         (c)4,169
--------------------------------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account charges
(b) With election of optional enhanced death benefit and optional EstatePlus benefit
(c) Reflecting maximum Separate Account charges, with election of the optional Combination HV & Roll-Up death benefit

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--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                             FISCAL YEAR   FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                                ENDED         ENDED          ENDED          ENDED
                                                               12/31/06      12/31/07      12/31/08       12/31/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$26.567    (a)$27.772    (a)$28.439     (a)$21.787
                                                             (b)$26.268    (b)$27.402    (b)$27.920     (b)$21.282
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$21.399
          Ending AUV......................................   (a)$27.772    (a)$28.439    (a)$21.787     (a)$25.360
                                                             (b)$27.402    (b)$27.920    (b)$21.282     (b)$24.649
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$24.529
          Ending Number of AUs............................   (a)4,101      (a)285,013    (a)337,724     (a)436,107
                                                             (b)551        (b)29,629     (b)36,366      (b)33,928
                                                             (c)N/A        (c)N/A        (c)N/A         (c)5
--------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$10.044    (a)$10.754    (a)$12.356     (a)$6.875
                                                             (b)$9.929     (b)$10.594    (b)$12.073     (b)$6.684
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$7.110
          Ending AUV......................................   (a)$10.754    (a)$12.356    (a)$6.875      (a)$9.620
                                                             (b)$10.594    (b)$12.073    (b)$6.684      (b)$9.307
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$9.267
          Ending Number of AUs............................   (a)435        (a)260,004    (a)523,565     (a)559,828
                                                             (b)30         (b)12,241     (b)16,293      (b)19,685
                                                             (c)N/A        (c)N/A        (c)N/A         (c)2,184
--------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$42.399    (a)$47.983    (a)$66.094     (a)$32.598
                                                             (b)$41.972    (b)$47.347    (b)$64.901     (b)$31.850
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$37.718
          Ending AUV......................................   (a)$47.983    (a)$66.094    (a)$32.598     (a)$50.623
                                                             (b)$47.347    (b)$64.901    (b)$31.850     (b)$49.215
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$48.964
          Ending Number of AUs............................   (a)1,444      (a)165,865    (a)302,208     (a)286,231
                                                             (b)75         (b)25,634     (b)45,340      (b)42,398
                                                             (c)N/A        (c)N/A        (c)N/A         (c)1,934
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$28.527    (a)$31.207    (a)$26.262     (a)$14.476
                                                             (b)$28.230    (b)$30.792    (b)$25.783     (b)$14.141
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$12.455
          Ending AUV......................................   (a)$31.207    (a)$26.262    (a)$14.476     (a)$18.458
                                                             (b)$30.792    (b)$25.783    (b)$14.141     (b)$17.941
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$17.891
          Ending Number of AUs............................   (a)7,986      (a)403,031    (a)1,138,871   (a)1,392,560
                                                             (b)264        (b)25,490     (b)44,947      (b)48,724
                                                             (c)N/A        (c)N/A        (c)N/A         (c)3,552
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$9.359     (a)$10.117    (a)$9.283      (a)$6.043
                                                             (b)$9.344     (b)$10.084    (b)$9.207      (b)$5.964
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$5.771
          Ending AUV......................................   (a)$10.117    (a)$9.283     (a)$6.043      (a)$7.836
                                                             (b)$10.084    (b)$9.207     (b)$5.964      (b)$7.694
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$7.678
          Ending Number of AUs............................   (a)11,274     (a)899,895    (a)2,075,625   (a)2,456,196
                                                             (b)624        (b)51,343     (b)63,871      (b)75,131
                                                             (c)N/A        (c)N/A        (c)N/A         (c)6,244
--------------------------------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account charges
(b) With election of optional enhanced death benefit and optional EstatePlus benefit
(c) Reflecting maximum Separate Account charges, with election of the optional Combination HV & Roll-Up death benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                             FISCAL YEAR   FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                                ENDED         ENDED          ENDED          ENDED
                                                               12/31/06      12/31/07      12/31/08       12/31/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$17.114    (a)$18.363    (a)$18.366     (a)$11.728
                                                             (b)$16.917    (b)$18.123    (b)$18.036     (b)$11.460
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$11.683
          Ending AUV......................................   (a)$18.363    (a)$18.366    (a)$11.728     (a)$16.419
                                                             (b)$18.123    (b)$18.036    (b)$11.460     (b)$15.963
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$15.907
          Ending Number of AUs............................   (a)11,671     (a)895,741    (a)2,526,691   (a)2,856,977
                                                             (b)254        (b)36,668     (b)87,308      (b)84,953
                                                             (c)N/A        (c)N/A        (c)N/A         (c)6,239
--------------------------------------------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV...................................   (a)N/A        (a)$11.828    (a)$12.615     (a)$7.758
                                                             (b)N/A        (b)$11.652    (b)$12.089     (b)$7.393
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$7.265
          Ending AUV......................................   (a)N/A        (a)$12.615    (a)$7.758      (a)$9.708
                                                             (b)N/A        (b)$12.089    (b)$7.393      (b)$9.273
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$9.181
          Ending Number of AUs............................   (a)N/A        (a)63,329     (a)37,878      (a)36,871
                                                             (b)N/A        (b)9          (b)8           (b)8
                                                             (c)N/A        (c)N/A        (c)N/A         (c)14
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$2.301     (a)$2.373     (a)$2.842      (a)$1.364
                                                             (b)$2.278     (b)$2.343     (b)$2.783      (b)$1.329
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$1.422
          Ending AUV......................................   (a)$2.373     (a)$2.842     (a)$1.364      (a)$2.016
                                                             (b)$2.343     (b)$2.783     (b)$1.329      (b)$1.954
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$1.941
          Ending Number of AUs............................   (a)4          (a)333,150    (a)488,265     (a)589,698
                                                             (b)132        (b)133,610    (b)81,218      (b)139,202
                                                             (c)N/A        (c)N/A        (c)N/A         (c)70
--------------------------------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$13.686    (a)$15.021    (a)$17.850     (a)$10.971
                                                             (b)$13.678    (b)$14.992    (b)$17.714     (b)$10.834
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$10.918
          Ending AUV......................................   (a)$15.021    (a)$17.850    (a)$10.971     (a)$14.235
                                                             (b)$14.992    (b)$17.714    (b)$10.834     (b)$13.987
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$13.918
          Ending Number of AUs............................   (a)576        (a)53,314     (a)78,037      (a)90,016
                                                             (b)22         (b)1,485      (b)2,069       (b)3,893
                                                             (c)N/A        (c)N/A        (c)N/A         (c)9
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV...................................   (a)$20.363    (a)$21.174    (a)$21.958     (a)$22.667
                                                             (b)$20.314    (b)$21.066    (b)$21.617     (b)$22.201
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$23.138
          Ending AUV......................................   (a)$21.174    (a)$21.958    (a)$22.667     (a)$24.850
                                                             (b)$21.066    (b)$21.617    (b)$22.201     (b)$24.218
                                                             (c)N/A        (c)N/A        (c)N/A         (c)$24.164
          Ending Number of AUs............................   (a)0          (a)20,093     (a)917,171     (a)2,150,941
                                                             (b)15         (b)242        (b)17,612      (b)34,035
                                                             (c)N/A        (c)N/A        (c)N/A         (c)9,305
--------------------------------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account charges
(b) With election of optional enhanced death benefit and optional EstatePlus benefit
(c) Reflecting maximum Separate Account charges, with election of the optional Combination HV & Roll-Up death benefit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                                YORK) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                               ENDED          ENDED          ENDED          ENDED
                                                              12/31/06      12/31/07       12/31/08       12/31/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT CAPITAL GROWTH, CLASS II SHARES*
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$9.251     (a)$9.752      (a)$11.204     (a)$5.615
                                                            (b)$9.150     (b)$9.617      (b)$10.927     (b)$5.444
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$6.534
          Ending AUV.....................................   (a)$9.752     (a)$11.204     (a)$5.615      (a)$9.161
                                                            (b)$9.617     (b)$10.927     (b)$5.444      (b)$8.834
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$8.794
          Ending Number of AUs...........................   (a)1          (a)16,925      (a)33,290      (a)88,587
                                                            (b)33         (b)33          (b)32          (b)1,521
                                                            (c)N/A        (c)N/A         (c)N/A         (c)15
--------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK, CLASS II SHARES*
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$13.395    (a)$14.143     (a)$13.606     (a)$8.603
                                                            (b)$13.259    (b)$13.977     (b)$13.378     (b)$8.417
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$8.283
          Ending AUV.....................................   (a)$14.143    (a)$13.606     (a)$8.603      (a)$10.880
                                                            (b)$13.977    (b)$13.378     (b)$8.417      (b)$10.592
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$10.568
          Ending Number of AUs...........................   (a)5,469      (a)202,547     (a)1,280,838   (a)1,980,041
                                                            (b)3,463      (b)20,870      (b)37,390      (b)41,934
                                                            (c)N/A        (c)N/A         (c)N/A         (c)7,524
--------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME, CLASS II SHARES*
(Inception Date - 09/29/06)
          Beginning AUV..................................   (a)$14.522    (a)$15.400     (a)$15.551     (a)$10.383
                                                            (b)$14.377    (b)$15.202     (b)$15.275     (b)$10.148
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$9.652
          Ending AUV.....................................   (a)$15.400    (a)$15.551     (a)$10.383     (a)$12.692
                                                            (b)$15.202    (b)$15.275     (b)$10.148     (b)$12.343
                                                            (c)N/A        (c)N/A         (c)N/A         (c)$12.300
          Ending Number of AUs...........................   (a)15,244     (a)1,204,718   (a)3,193,588   (a)3,936,986
                                                            (b)289        (b)40,823      (b)84,945      (b)94,696
                                                            (c)N/A        (c)N/A         (c)N/A         (c)7,262
--------------------------------------------------------------------------------------------------------------------




AU - Accumulation Unit
AUV - Accumulation Unit Value
(a) Reflecting minimum Separate Account charges
(b) With election of optional enhanced death benefit and optional EstatePlus benefit
(c) Reflecting maximum Separate Account charges, with election of the optional Combination HV & Roll-Up death benefit


* On or about June 1, 2010, (1) Van Kampen LIT Capital Growth, Class II Shares will be renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; (2) Van Kampen LIT Comstock, Class II Shares will be renamed to Invesco Van Kampen V.I. Comstock Fund, Series II Shares; (3) Van Kampen LIT Growth and Income, Class II Shares will be renamed to Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares; and (4) the trust for these Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), subject to shareholder and other necessary approvals.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED
           BY FIRST SUNAMERICA LIFE INSURANCE COMPANY (NEW YORK ONLY)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                            INCEPTION TO       ENDED          ENDED          ENDED
                                                              12/31/06        12/31/07       12/31/08       12/31/09
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$15.910      (a)$17.353     (a)$16.976     (a)$7.892
                                                            (b)$15.748      (b)$17.165     (b)$16.750     (b)$7.768
          Ending AUV....................................    (a)$17.353      (a)$16.976     (a)$7.892      (a)$10.892
                                                            (b)$17.165      (b)$16.750     (b)$7.768      (b)$10.694
          Ending Number of AUs..........................    (a)1,895        (a)14,953      (a)16,670      (a)21,458
                                                            (b)0            (b)1,945       (b)2,360       (b)2,747

---------------------------------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$31.497      (a)$32.629     (a)$36.738     (a)$21.389
                                                            (b)$31.153      (b)$32.252     (b)$36.224     (b)$21.037
          Ending AUV....................................    (a)$32.629      (a)$36.738     (a)$21.389     (a)$29.638
                                                            (b)$32.252      (b)$36.224     (b)$21.037     (b)$29.077
          Ending Number of AUs..........................    (a)640          (a)18,387      (a)19,917      (a)16,708
                                                            (b)218          (b)8,485       (b)11,037      (b)10,160
---------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS ASSET ALLOCATION SAST - SAST Class 3
Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$10.000      (a)$10.534     (a)$11.019     (a)$7.614
                                                            (b)$10.000      (b)$10.529     (b)$10.988     (b)$7.574
          Ending AUV....................................    (a)$10.534      (a)$11.019     (a)$7.614      (a)$9.254
                                                            (b)$10.529      (b)$10.988     (b)$7.574      (b)$9.182
          Ending Number of AUs..........................    (a)599          (a)41,210      (a)66,652      (a)82,910
                                                            (b)0            (b)8,253       (b)28,674      (b)59,932
---------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS GLOBAL GROWTH SAST - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$10.000      (a)$10.768     (a)$12.137     (a)$7.337
                                                            (b)$10.000      (b)$10.764     (b)$12.101     (b)$7.297
          Ending AUV....................................    (a)$10.768      (a)$12.137     (a)$7.337      (a)$10.244
                                                            (b)$10.764      (b)$12.101     (b)$7.297      (b)$10.163
          Ending Number of AUs..........................    (a)1,990        (a)48,691      (a)111,465     (a)127,091
                                                            (b)279          (b)59,309      (b)151,960     (b)162,283
---------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH-INCOME SAST - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$10.000      (a)$10.537     (a)$10.859     (a)$6.625
                                                            (b)$10.000      (b)$10.531     (b)$10.826     (b)$6.589
          Ending AUV....................................    (a)$10.537      (a)$10.859     (a)$6.625      (a)$8.535
                                                            (b)$10.531      (b)$10.826     (b)$6.589      (b)$8.467
          Ending Number of AUs..........................    (a)733          (a)76,476      (a)174,396     (a)184,330
                                                            (b)238          (b)50,803      (b)158,244     (b)177,348
---------------------------------------------------------------------------------------------------------------------

AMERICAN FUNDS GROWTH SAST - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$10.000      (a)$10.656     (a)$11.748     (a)$6.458
                                                            (b)$10.000      (b)$10.651     (b)$11.713     (b)$6.423
          Ending AUV....................................    (a)$10.656      (a)$11.748     (a)$6.458      (a)$8.838
                                                            (b)$10.651      (b)$11.713     (b)$6.423      (b)$8.768
          Ending Number of AUs..........................    (a)788          (a)45,341      (a)134,312     (a)142,843
                                                            (b)0            (b)24,615      (b)161,522     (b)170,529
---------------------------------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$23.880      (a)$24.966     (a)$26.599     (a)$20.109
                                                            (b)$23.860      (b)$24.934     (b)$26.499     (b)$19.984
          Ending AUV....................................    (a)$24.966      (a)$26.599     (a)$20.109     (a)$24.162
                                                            (b)$24.934      (b)$26.499     (b)$19.984     (b)$23.952
          Ending Number of AUs..........................    (a)14           (a)1,737       (a)2,857       (a)2,843
                                                            (b)0            (b)636         (b)842         (b)655
---------------------------------------------------------------------------------------------------------------------




                 AU - Accumulation Unit
                 AUV - Accumulation Unit Value
                 (a) Without election of the optional Maximum Anniversary Value Death Benefit feature
                 (b) With election of the optional Maximum Anniversary Value Death Benefit feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED
     BY FIRST SUNAMERICA LIFE INSURANCE COMPANY (NEW YORK ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                            INCEPTION TO       ENDED          ENDED          ENDED
                                                              12/31/06        12/31/07       12/31/08       12/31/09
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

BALANCED - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$15.502      (a)$16.185     (a)$16.762     (a)$12.208
                                                            (b)$15.335      (b)$16.001     (b)$16.529     (b)$12.009
          Ending AUV....................................    (a)$16.185      (a)$16.762     (a)$12.208     (a)$14.876
                                                            (b)$16.001      (b)$16.529     (b)$12.009     (b)$14.597
          Ending Number of AUs..........................    (a)22           (a)22          (a)545         (a)544
                                                            (b)0            (b)13,332      (b)0           (b)433
---------------------------------------------------------------------------------------------------------------------

BALANCED - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.................................    (a)N/A          (a)$10.048     (a)$10.668     (a)$7.732
                                                            (b)N/A          (b)$9.904      (b)$10.492     (b)$7.584
          Ending AUV....................................    (a)N/A          (a)$10.668     (a)$7.732      (a)$9.414
                                                            (b)N/A          (b)$10.492     (b)$7.584      (b)$9.213
          Ending Number of AUs..........................    (a)N/A          (a)9,379       (a)15,440      (a)36,654
                                                            (b)N/A          (b)215,285     (b)271,134     (b)358,934
---------------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$6.048       (a)$6.292      (a)$7.051      (a)$4.225
                                                            (b)$5.975       (b)$6.213      (b)$6.944      (b)$4.151
          Ending AUV....................................    (a)$6.292       (a)$7.051      (a)$4.225      (a)$5.681
                                                            (b)$6.213       (b)$6.944      (b)$4.151      (b)$5.567
          Ending Number of AUs..........................    (a)5,185        (a)20,370      (a)38,878      (a)39,064
                                                            (b)0            (b)10,242      (b)31,852      (b)18,711
---------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$40.687      (a)$43.161     (a)$54.156     (a)$31.735
                                                            (b)$40.268      (b)$42.691     (b)$53.432     (b)$31.233
          Ending AUV....................................    (a)$43.161      (a)$54.156     (a)$31.735     (a)$42.640
                                                            (b)$42.691      (b)$53.432     (b)$31.233     (b)$41.860
          Ending Number of AUs..........................    (a)383          (a)10,722      (a)23,075      (a)23,527
                                                            (b)70           (b)5,238       (b)19,149      (b)20,756
---------------------------------------------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$7.637       (a)$8.061      (a)$8.993      (a)$4.845
                                                            (b)$7.623       (b)$8.043      (b)$8.951      (b)$4.810
          Ending AUV....................................    (a)$8.061       (a)$8.993      (a)$4.845      (a)$6.831
                                                            (b)$8.043       (b)$8.951      (b)$4.810      (b)$6.764
          Ending Number of AUs..........................    (a)45           (a)34,533      (a)82,421      (a)74,018
                                                            (b)0            (b)37,618      (b)76,206      (b)69,967
---------------------------------------------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$13.139      (a)$13.243     (a)$13.597     (a)$13.516
                                                            (b)$12.982      (b)$13.076     (b)$13.392     (b)$13.280
          Ending AUV....................................    (a)$13.243      (a)$13.597     (a)$13.516     (a)$13.286
                                                            (b)$13.076      (b)$13.392     (b)$13.280     (b)$13.020
          Ending Number of AUs..........................    (a)26           (a)2,290       (a)49,172      (a)67,162
                                                            (b)0            (b)18,202      (b)17,564      (b)68,911
---------------------------------------------------------------------------------------------------------------------

COLUMBIA HIGH YIELD BOND FUND, VARIABLE SERIES - CFT I
Class A Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$15.228      (a)$15.946     (a)$15.994     (a)$11.850
                                                            (b)$15.029      (b)$15.727     (b)$15.736     (b)$11.629
          Ending AUV....................................    (a)$15.946      (a)$15.994     (a)$11.850     (a)$16.824
                                                            (b)$15.727      (b)$15.736     (b)$11.629     (b)$16.470
          Ending Number of AUs..........................    (a)22           (a)1,708       (a)4,723       (a)5,469
                                                            (b)0            (b)0           (b)0           (b)151
---------------------------------------------------------------------------------------------------------------------




                 AU - Accumulation Unit
                 AUV - Accumulation Unit Value
                 (a) Without election of the optional Maximum Anniversary Value Death Benefit feature
                 (b) With election of the optional Maximum Anniversary Value Death Benefit feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED
     BY FIRST SUNAMERICA LIFE INSURANCE COMPANY (NEW YORK ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                            INCEPTION TO       ENDED          ENDED          ENDED
                                                              12/31/06        12/31/07       12/31/08       12/31/09
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

COLUMBIA MARSICO FOCUSED EQUITIES FUND, VARIABLE
SERIES - CFT I Class A Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$10.981      (a)$11.921     (a)$13.334     (a)$7.709
                                                            (b)$10.827      (b)$11.747     (b)$13.107     (b)$7.558
          Ending AUV....................................    (a)$11.921      (a)$13.334     (a)$7.709      (a)$9.770
                                                            (b)$11.747      (b)$13.107     (b)$7.558      (b)$9.555
          Ending Number of AUs..........................    (a)31           (a)3,899       (a)8,811       (a)8,635
                                                            (b)0            (b)49          (b)1,263       (b)1,835
---------------------------------------------------------------------------------------------------------------------

CONSERVATIVE BALANCED PORTFOLIO - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.................................    (a)N/A          (a)$10.000     (a)$10.557     (a)$8.379
                                                            (b)N/A          (b)$10.000     (b)$10.538     (b)$8.343
          Ending AUV....................................    (a)N/A          (a)$10.557     (a)$8.379      (a)$9.963
                                                            (b)N/A          (b)$10.538     (b)$8.343      (b)$9.894
          Ending Number of AUs..........................    (a)N/A          (a)0           (a)0           (a)0
                                                            (b)N/A          (b)3,250       (b)2,946       (b)2,900
---------------------------------------------------------------------------------------------------------------------

CONSERVATIVE GROWTH PORTFOLIO - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.................................    (a)N/A          (a)$10.695     (a)$11.394     (a)$7.485
                                                            (b)N/A          (b)$10.559     (b)$11.224     (b)$7.355
          Ending AUV....................................    (a)N/A          (a)$11.394     (a)$7.485      (a)$9.242
                                                            (b)N/A          (b)$11.224     (b)$7.355      (b)$9.058
          Ending Number of AUs..........................    (a)N/A          (a)0           (a)0           (a)0
                                                            (b)N/A          (b)0           (b)0           (b)0
---------------------------------------------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$17.455      (a)$17.675     (a)$18.316     (a)$16.594
                                                            (b)$17.291      (b)$17.498     (b)$18.087     (b)$16.346
          Ending AUV....................................    (a)$17.675      (a)$18.316     (a)$16.594     (a)$21.354
                                                            (b)$17.498      (b)$18.087     (b)$16.346     (b)$20.982
          Ending Number of AUs..........................    (a)485          (a)55,308      (a)98,523      (a)107,463
                                                            (b)172          (b)55,855      (b)109,471     (b)124,922
---------------------------------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$35.890      (a)$38.538     (a)$40.004     (a)$24.304
                                                            (b)$35.500      (b)$38.095     (b)$39.445     (b)$23.905
          Ending AUV....................................    (a)$38.538      (a)$40.004     (a)$24.304     (a)$31.879
                                                            (b)$38.095      (b)$39.445     (b)$23.905     (b)$31.277
          Ending Number of AUs..........................    (a)1,553        (a)24,153      (a)49,030      (a)53,739
                                                            (b)132          (b)12,964      (b)38,973      (b)43,077
---------------------------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$12.143      (a)$12.916     (a)$12.444     (a)$8.974
                                                            (b)$12.026      (b)$12.783     (b)$12.284     (b)$8.837
          Ending AUV....................................    (a)$12.916      (a)$12.444     (a)$8.974      (a)$10.593
                                                            (b)$12.783      (b)$12.284     (b)$8.837      (b)$10.406
          Ending Number of AUs..........................    (a)28           (a)15,272      (a)18,040      (a)17,065
                                                            (b)0            (b)3,549       (b)7,655       (b)7,159
---------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$16.243      (a)$18.981     (a)$26.368     (a)$11.238
                                                            (b)$16.075      (b)$18.773     (b)$26.014     (b)$11.059
          Ending AUV....................................    (a)$18.981      (a)$26.368     (a)$11.238     (a)$19.504
                                                            (b)$18.773      (b)$26.014     (b)$11.059     (b)$19.147
          Ending Number of AUs..........................    (a)1,684        (a)37,274      (a)66,426      (a)54,967
                                                            (b)107          (b)28,888      (b)78,145      (b)65,885
---------------------------------------------------------------------------------------------------------------------




                 AU - Accumulation Unit
                 AUV - Accumulation Unit Value
                 (a) Without election of the optional Maximum Anniversary Value Death Benefit feature
                 (b) With election of the optional Maximum Anniversary Value Death Benefit feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED
     BY FIRST SUNAMERICA LIFE INSURANCE COMPANY (NEW YORK ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                            INCEPTION TO       ENDED          ENDED          ENDED
                                                              12/31/06        12/31/07       12/31/08       12/31/09
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

EQUITY INCOME - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.................................    (a)N/A          (a)$10.000     (a)$10.247     (a)$6.649
                                                            (b)N/A          (b)$10.000     (b)$10.229     (b)$6.621
          Ending AUV....................................    (a)N/A          (a)$10.247     (a)$6.649      (a)$7.842
                                                            (b)N/A          (b)$10.229     (b)$6.621      (b)$7.790
          Ending Number of AUs..........................    (a)N/A          (a)0           (a)0           (a)0
                                                            (b)N/A          (b)0           (b)0           (b)0
---------------------------------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$19.149      (a)$20.603     (a)$20.262     (a)$12.248
                                                            (b)$18.945      (b)$20.371     (b)$19.984     (b)$12.050
          Ending AUV....................................    (a)$20.603      (a)$20.262     (a)$12.248     (a)$15.895
                                                            (b)$20.371      (b)$19.984     (b)$12.050     (b)$15.599
          Ending Number of AUs..........................    (a)18           (a)3,106       (a)3,009       (a)3,220
                                                            (b)0            (b)2,522       (b)2,622       (b)2,332
---------------------------------------------------------------------------------------------------------------------

FLEXIBLE INCOME - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.................................    (a)N/A          (a)$10.000     (a)$10.449     (a)$8.848
                                                            (b)N/A          (b)$10.000     (b)$10.398     (b)$8.809
          Ending AUV....................................    (a)N/A          (a)$10.449     (a)$8.848      (a)$10.424
                                                            (b)N/A          (b)$10.398     (b)$8.809      (b)$10.353
          Ending Number of AUs..........................    (a)N/A          (a)0           (a)0           (a)0
                                                            (b)N/A          (b)0           (b)15,860      (b)15,847
---------------------------------------------------------------------------------------------------------------------

FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$17.992      (a)$19.918     (a)$22.377     (a)$12.999
                                                            (b)$17.792      (b)$19.684     (b)$22.059     (b)$12.782
          Ending AUV....................................    (a)$19.918      (a)$22.377     (a)$12.999     (a)$16.636
                                                            (b)$19.684      (b)$22.059     (b)$12.782     (b)$16.317
          Ending Number of AUs..........................    (a)315          (a)15,235      (a)63,294      (a)85,238
                                                            (b)0            (b)15,158      (b)75,348      (b)93,540
---------------------------------------------------------------------------------------------------------------------

FRANKLIN INCOME SECURITIES FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
          Beginning AUV.................................    (a)N/A          (a)N/A         (a)$10.000     (a)$7.040
                                                            (b)N/A          (b)N/A         (b)$10.000     (b)$7.024
          Ending AUV....................................    (a)N/A          (a)N/A         (a)$7.040      (a)$9.402
                                                            (b)N/A          (b)N/A         (b)$7.024      (b)$9.358
          Ending Number of AUs..........................    (a)N/A          (a)N/A         (a)2,984       (a)16,691
                                                            (b)N/A          (b)N/A         (b)6,478       (b)19,609
---------------------------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION
FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
          Beginning AUV.................................    (a)N/A          (a)N/A         (a)$10.000     (a)$6.617
                                                            (b)N/A          (b)N/A         (b)$10.000     (b)$6.605
          Ending AUV....................................    (a)N/A          (a)N/A         (a)$6.617      (a)$8.488
                                                            (b)N/A          (b)N/A         (b)$6.605      (b)$8.452
          Ending Number of AUs..........................    (a)N/A          (a)N/A         (a)47,581      (a)46,670
                                                            (b)N/A          (b)N/A         (b)14,973      (b)54,399
---------------------------------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$17.550      (a)$18.764     (a)$21.243     (a)$11.513
                                                            (b)$17.349      (b)$18.539     (b)$20.935     (b)$11.317
          Ending AUV....................................    (a)$18.764      (a)$21.243     (a)$11.513     (a)$15.380
                                                            (b)$18.539      (b)$20.935     (b)$11.317     (b)$15.081
          Ending Number of AUs..........................    (a)19           (a)25,050      (a)60,346      (a)56,812
                                                            (b)0            (b)28,629      (b)57,177      (b)55,240
---------------------------------------------------------------------------------------------------------------------




                 AU - Accumulation Unit
                 AUV - Accumulation Unit Value
                 (a) Without election of the optional Maximum Anniversary Value Death Benefit feature
                 (b) With election of the optional Maximum Anniversary Value Death Benefit feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED
     BY FIRST SUNAMERICA LIFE INSURANCE COMPANY (NEW YORK ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                            INCEPTION TO       ENDED          ENDED          ENDED
                                                              12/31/06        12/31/07       12/31/08       12/31/09
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$17.581      (a)$17.792     (a)$19.469     (a)$20.211
                                                            (b)$17.332      (b)$17.529     (b)$19.133     (b)$19.813
          Ending AUV....................................    (a)$17.792      (a)$19.469     (a)$20.211     (a)$21.345
                                                            (b)$17.529      (b)$19.133     (b)$19.813     (b)$20.872
          Ending Number of AUs..........................    (a)19           (a)7,864       (a)16,655      (a)24,951
                                                            (b)0            (b)6,297       (b)18,913      (b)29,960
---------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$21.582      (a)$23.713     (a)$26.063     (a)$14.494
                                                            (b)$21.273      (b)$23.360     (b)$25.610     (b)$14.207
          Ending AUV....................................    (a)$23.713      (a)$26.063     (a)$14.494     (a)$18.427
                                                            (b)$23.360      (b)$25.610     (b)$14.207     (b)$18.016
          Ending Number of AUs..........................    (a)16           (a)9,031       (a)16,203      (a)19,880
                                                            (b)0            (b)2,295       (b)7,221       (b)8,773
---------------------------------------------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$17.147      (a)$17.248     (a)$18.012     (a)$18.463
                                                            (b)$16.961      (b)$17.050     (b)$17.760     (b)$18.160
          Ending AUV....................................    (a)$17.248      (a)$18.012     (a)$18.463     (a)$18.913
                                                            (b)$17.050      (b)$17.760     (b)$18.160     (b)$18.556
          Ending Number of AUs..........................    (a)656          (a)72,484      (a)109,570     (a)150,762
                                                            (b)235          (b)76,504      (b)119,443     (b)159,796
---------------------------------------------------------------------------------------------------------------------

GROWTH - AST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$31.912      (a)$33.954     (a)$36.761     (a)$21.517
                                                            (b)$31.558      (b)$33.557     (b)$36.240     (b)$21.159
          Ending AUV....................................    (a)$33.954      (a)$36.761     (a)$21.517     (a)$29.256
                                                            (b)$33.557      (b)$36.240     (b)$21.159     (b)$28.698
          Ending Number of AUs..........................    (a)11           (a)8,440       (a)19,350      (a)18,062
                                                            (b)0            (b)14,553      (b)23,329      (b)20,156
---------------------------------------------------------------------------------------------------------------------

GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$29.767      (a)$31.254     (a)$34.122     (a)$19.139
                                                            (b)$29.437      (b)$30.888     (b)$33.637     (b)$18.820
          Ending AUV....................................    (a)$31.254      (a)$34.122     (a)$19.139     (a)$24.102
                                                            (b)$30.888      (b)$33.637     (b)$18.820     (b)$23.641
          Ending Number of AUs..........................    (a)11           (a)2,257       (a)6,417       (a)6,199
                                                            (b)0            (b)333         (b)1,376       (b)265
---------------------------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$5.310       (a)$5.603      (a)$6.692      (a)$4.215
                                                            (b)$5.259       (b)$5.545      (b)$6.606      (b)$4.151
          Ending AUV....................................    (a)$5.603       (a)$6.692      (a)$4.215      (a)$4.897
                                                            (b)$5.545       (b)$6.606      (b)$4.151      (b)$4.811
          Ending Number of AUs..........................    (a)890          (a)38,422      (a)91,175      (a)122,330
                                                            (b)271          (b)13,310      (b)89,893      (b)129,440
---------------------------------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$20.152      (a)$20.828     (a)$20.746     (a)$13.828
                                                            (b)$19.924      (b)$20.579     (b)$20.447     (b)$13.594
          Ending AUV....................................    (a)$20.828      (a)$20.746     (a)$13.828     (a)$19.295
                                                            (b)$20.579      (b)$20.447     (b)$13.594     (b)$18.921
          Ending Number of AUs..........................    (a)17           (a)604         (a)10,263      (a)13,287
                                                            (b)0            (b)2,355       (b)9,365       (b)13,126
---------------------------------------------------------------------------------------------------------------------




                 AU - Accumulation Unit
                 AUV - Accumulation Unit Value
                 (a) Without election of the optional Maximum Anniversary Value Death Benefit feature
                 (b) With election of the optional Maximum Anniversary Value Death Benefit feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED
     BY FIRST SUNAMERICA LIFE INSURANCE COMPANY (NEW YORK ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                            INCEPTION TO       ENDED          ENDED          ENDED
                                                              12/31/06        12/31/07       12/31/08       12/31/09
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$13.160      (a)$14.413     (a)$16.333     (a)$9.714
                                                            (b)$13.013      (b)$14.243     (b)$16.101     (b)$9.551
          Ending AUV....................................    (a)$14.413      (a)$16.333     (a)$9.714      (a)$12.324
                                                            (b)$14.243      (b)$16.101     (b)$9.551      (b)$12.089
          Ending Number of AUs..........................    (a)2,858        (a)65,553      (a)105,107     (a)101,097
                                                            (b)282          (b)37,074      (b)77,379      (b)77,691
---------------------------------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$16.949      (a)$18.647     (a)$19.633     (a)$10.433
                                                            (b)$16.824      (b)$18.498     (b)$19.427     (b)$10.298
          Ending AUV....................................    (a)$18.647      (a)$19.633     (a)$10.433     (a)$13.095
                                                            (b)$18.498      (b)$19.427     (b)$10.298     (b)$12.893
          Ending Number of AUs..........................    (a)1,466        (a)61,681      (a)146,579     (a)155,470
                                                            (b)271          (b)55,242      (b)141,073     (b)155,067
---------------------------------------------------------------------------------------------------------------------

LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$13.126      (a)$13.758     (a)$14.016     (a)$8.777
                                                            (b)$12.970      (b)$13.586     (b)$13.806     (b)$8.624
          Ending AUV....................................    (a)$13.758      (a)$14.016     (a)$8.777      (a)$10.278
                                                            (b)$13.586      (b)$13.806     (b)$8.624      (b)$10.074
          Ending Number of AUs..........................    (a)26           (a)53,557      (a)120,014     (a)140,844
                                                            (b)0            (b)53,494      (b)119,225     (b)135,830
---------------------------------------------------------------------------------------------------------------------

MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$11.112      (a)$12.058     (a)$13.463     (a)$7.827
                                                            (b)$10.993      (b)$11.920     (b)$13.277     (b)$7.700
          Ending AUV....................................    (a)$12.058      (a)$13.463     (a)$7.827      (a)$10.052
                                                            (b)$11.920      (b)$13.277     (b)$7.700      (b)$9.863
          Ending Number of AUs..........................    (a)1,042        (a)14,647      (a)29,877      (a)38,439
                                                            (b)0            (b)11,737      (b)17,610      (b)24,926
---------------------------------------------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$22.221      (a)$23.242     (a)$25.248     (a)$16.758
                                                            (b)$21.985      (b)$22.981     (b)$24.902     (b)$16.487
          Ending AUV....................................    (a)$23.242      (a)$25.248     (a)$16.758     (a)$20.866
                                                            (b)$22.981      (b)$24.902     (b)$16.487     (b)$20.478
          Ending Number of AUs..........................    (a)15           (a)235         (a)21,603      (a)33,260
                                                            (b)0            (b)349         (b)30,033      (b)43,172
---------------------------------------------------------------------------------------------------------------------

MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$26.567      (a)$27.772     (a)$28.439     (a)$21.787
                                                            (b)$26.268      (b)$27.443     (b)$28.032     (b)$21.421
          Ending AUV....................................    (a)$27.772      (a)$28.439     (a)$21.787     (a)$25.360
                                                            (b)$27.443      (b)$28.032     (b)$21.421     (b)$24.872
          Ending Number of AUs..........................    (a)334          (a)3,987       (a)4,690       (a)16,672
                                                            (b)0            (b)4,475       (b)6,924       (b)6,878
---------------------------------------------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$10.044      (a)$10.754     (a)$12.356     (a)$6.875
                                                            (b)$9.929       (b)$10.625     (b)$12.177     (b)$6.758
          Ending AUV....................................    (a)$10.754      (a)$12.356     (a)$6.875      (a)$9.620
                                                            (b)$10.625      (b)$12.177     (b)$6.758      (b)$9.434
          Ending Number of AUs..........................    (a)34           (a)18,869      (a)38,749      (a)39,568
                                                            (b)0            (b)15,280      (b)29,985      (b)22,034
---------------------------------------------------------------------------------------------------------------------




                 AU - Accumulation Unit
                 AUV - Accumulation Unit Value
                 (a) Without election of the optional Maximum Anniversary Value Death Benefit feature
                 (b) With election of the optional Maximum Anniversary Value Death Benefit feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED
     BY FIRST SUNAMERICA LIFE INSURANCE COMPANY (NEW YORK ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                            INCEPTION TO       ENDED          ENDED          ENDED
                                                              12/31/06        12/31/07       12/31/08       12/31/09
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$42.399      (a)$47.983     (a)$66.094     (a)$32.598
                                                            (b)$41.972      (b)$47.471     (b)$65.225     (b)$32.089
          Ending AUV....................................    (a)$47.983      (a)$66.094     (a)$32.598     (a)$50.623
                                                            (b)$47.471      (b)$65.225     (b)$32.089     (b)$49.709
          Ending Number of AUs..........................    (a)136          (a)5,846       (a)11,411      (a)11,624
                                                            (b)0            (b)12,899      (b)35,910      (b)46,660
---------------------------------------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$28.527      (a)$31.207     (a)$26.262     (a)$14.476
                                                            (b)$28.230      (b)$30.864     (b)$25.908     (b)$14.244
          Ending AUV....................................    (a)$31.207      (a)$26.262     (a)$14.476     (a)$18.458
                                                            (b)$30.864      (b)$25.908     (b)$14.244     (b)$18.118
          Ending Number of AUs..........................    (a)1,226        (a)25,273      (a)58,453      (a)65,086
                                                            (b)81           (b)24,294      (b)63,793      (b)74,542
---------------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$9.359       (a)$10.117     (a)$9.283      (a)$6.043
                                                            (b)$9.344       (b)$10.094     (b)$9.239      (b)$6.000
          Ending AUV....................................    (a)$10.117      (a)$9.283      (a)$6.043      (a)$7.836
                                                            (b)$10.094      (b)$9.239      (b)$6.000      (b)$7.760
          Ending Number of AUs..........................    (a)3,647        (a)47,906      (a)97,905      (a)106,296
                                                            (b)149          (b)41,711      (b)104,766     (b)117,841
---------------------------------------------------------------------------------------------------------------------

SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$17.114      (a)$18.363     (a)$18.366     (a)$11.728
                                                            (b)$16.917      (b)$18.140     (b)$18.098     (b)$11.528
          Ending AUV....................................    (a)$18.363      (a)$18.366     (a)$11.728     (a)$16.419
                                                            (b)$18.140      (b)$18.098     (b)$11.528     (b)$16.099
          Ending Number of AUs..........................    (a)653          (a)55,038      (a)130,682     (a)136,162
                                                            (b)138          (b)58,153      (b)137,510     (b)149,482
---------------------------------------------------------------------------------------------------------------------

STRATEGIC GROWTH PORTFOLIO - PVCF Class 2 Shares
(Inception Date - 01/29/07)
          Beginning AUV.................................    (a)N/A          (a)$11.828     (a)$12.615     (a)$7.758
                                                            (b)N/A          (b)$11.652     (b)$12.399     (b)$7.606
          Ending AUV....................................    (a)N/A          (a)$12.615     (a)$7.758      (a)$9.708
                                                            (b)N/A          (b)$12.399     (b)$7.606      (b)$9.494
          Ending Number of AUs..........................    (a)N/A          (a)0           (a)0           (a)0
                                                            (b)N/A          (b)0           (b)0           (b)0
---------------------------------------------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$2.301       (a)$2.373      (a)$2.842      (a)$1.364
                                                            (b)$2.278       (b)$2.347      (b)$2.805      (b)$1.343
          Ending AUV....................................    (a)$2.373       (a)$2.842      (a)$1.364      (a)$2.016
                                                            (b)$2.347       (b)$2.805      (b)$1.343      (b)$1.980
          Ending Number of AUs..........................    (a)149          (a)42,121      (a)102,130     (a)113,294
                                                            (b)0            (b)5,352       (b)58,999      (b)57,663
---------------------------------------------------------------------------------------------------------------------

TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$13.686      (a)$15.021     (a)$17.850     (a)$10.971
                                                            (b)$13.678      (b)$15.004     (b)$17.785     (b)$10.904
          Ending AUV....................................    (a)$15.021      (a)$17.850     (a)$10.971     (a)$14.235
                                                            (b)$15.004      (b)$17.785     (b)$10.904     (b)$14.113
          Ending Number of AUs..........................    (a)25           (a)2,569       (a)10,208      (a)9,780
                                                            (b)0            (b)657         (b)1,487       (b)2,017
---------------------------------------------------------------------------------------------------------------------




                 AU - Accumulation Unit
                 AUV - Accumulation Unit Value
                 (a) Without election of the optional Maximum Anniversary Value Death Benefit feature
                 (b) With election of the optional Maximum Anniversary Value Death Benefit feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              CONDENSED FINANCIAL INFORMATION FOR CONTRACTS ISSUED
     BY FIRST SUNAMERICA LIFE INSURANCE COMPANY (NEW YORK ONLY) - CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                            INCEPTION TO       ENDED          ENDED          ENDED
                                                              12/31/06        12/31/07       12/31/08       12/31/09
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$20.363      (a)$21.174     (a)$21.958     (a)$22.667
                                                            (b)$20.314      (b)$21.098     (b)$21.812     (b)$22.460
          Ending AUV....................................    (a)$21.174      (a)$21.958     (a)$22.667     (a)$24.850
                                                            (b)$21.098      (b)$21.812     (b)$22.460     (b)$24.562
          Ending Number of AUs..........................    (a)17           (a)964         (a)38,490      (a)77,984
                                                            (b)0            (b)231         (b)49,799      (b)93,166
---------------------------------------------------------------------------------------------------------------------

VAN KAMPEN LIT CAPITAL GROWTH, CLASS II SHARES*
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$9.251       (a)$9.752      (a)$11.204     (a)$5.615
                                                            (b)$9.150       (b)$9.640      (b)$11.048     (b)$5.523
          Ending AUV....................................    (a)$9.752       (a)$11.204     (a)$5.615      (a)$9.161
                                                            (b)$9.640       (b)$11.048     (b)$5.523      (b)$8.988
          Ending Number of AUs..........................    (a)37           (a)37          (a)2,897       (a)2,660
                                                            (b)0            (b)786         (b)1,800       (b)2,155
---------------------------------------------------------------------------------------------------------------------

VAN KAMPEN LIT COMSTOCK, CLASS II SHARES*
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$13.395      (a)$14.143     (a)$13.606     (a)$8.603
                                                            (b)$13.259      (b)$13.991     (b)$13.425     (b)$8.467
          Ending AUV....................................    (a)$14.143      (a)$13.606     (a)$8.603      (a)$10.880
                                                            (b)$13.991      (b)$13.425     (b)$8.467      (b)$10.682
          Ending Number of AUs..........................    (a)25           (a)17,879      (a)58,664      (a)77,858
                                                            (b)0            (b)4,594       (b)64,352      (b)84,742
---------------------------------------------------------------------------------------------------------------------

VAN KAMPEN LIT GROWTH AND INCOME, CLASS II SHARES*
(Inception Date - 09/29/06)
          Beginning AUV.................................    (a)$14.522      (a)$15.400     (a)$15.551     (a)$10.383
                                                            (b)$14.377      (b)$15.236     (b)$15.347     (b)$10.221
          Ending AUV....................................    (a)$15.400      (a)$15.551     (a)$10.383     (a)$12.692
                                                            (b)$15.236      (b)$15.347     (b)$10.221     (b)$12.463
          Ending Number of AUs..........................    (a)1,459        (a)58,521      (a)142,121     (a)166,280
                                                            (b)230          (b)60,944      (b)161,901     (b)190,960
---------------------------------------------------------------------------------------------------------------------




                 AU - Accumulation Unit
                 AUV - Accumulation Unit Value
                 (a) Without election of the optional Maximum Anniversary Value Death Benefit feature
                 (b) With election of the optional Maximum Anniversary Value Death Benefit feature

* On or about June 1, 2010, (1) Van Kampen LIT Capital Growth, Class II Shares will be renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; (2) Van Kampen LIT Comstock, Class II Shares will be renamed to Invesco Van Kampen V.I. Comstock Fund, Series II Shares; (3) Van Kampen LIT Growth and Income, Class II Shares will be renamed to Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares; and (4) the trust for these Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), subject to shareholder and other necessary approvals.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             APPENDIX B - FORMULA FOR CALCULATING AND EXAMPLE OF THE
            SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The fee for SunAmerica Income Plus and SunAmerica Income Builder is assessed against the Income Base and deducted from the contract value at the end of each Benefit Quarter.

--------------------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                                          FEE RATE
                                                         DECREASE OR
                                                          INCREASE
  NUMBER OF      INITIAL       MAXIMUM       MINIMUM        EACH
   COVERED       ANNUAL        ANNUAL        ANNUAL        BENEFIT
   PERSONS      FEE RATE      FEE RATE      FEE RATE      QUARTER*
--------------------------------------------------------------------
 One              1.10%         2.20%         0.60%       +/-0.25%
  Covered
  Person
--------------------------------------------------------------------
 Two              1.35%         2.70%         0.60%       +/-0.25%
  Covered
  Persons
--------------------------------------------------------------------


* The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases from the previous Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly, subject to the maximums and minimums identified in the table above.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT SUNAMERICA INCOME PLUS FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

--------------------------------------------------------------------
                             CALCULATED
   BENEFIT      VALUE OF       FORMULA       ANNUAL       QUARTERLY
   QUARTER         VIX         VALUE*       FEE RATE     FEE RATE**
--------------------------------------------------------------------
     1st          24.82          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     2nd          21.49          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     3rd          24.16          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     4th          19.44          N/A          1.10%        0.2750%
--------------------------------------------------------------------
     5th          16.88         0.94%         0.94%        0.2350%
--------------------------------------------------------------------


* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.

** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

     1.10% + [0.05% x (16.88 - 20)]


     1.10% +[0.05% x (-3.12)]



     1.10% + (-0.0016) = 0.94% (Annual Fee Rate)


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.10% - 0.94% = 0.16% which is within 0.25% of the previous Annual Fee Rate (1.10%).

0.94% is higher than the Minimum Annual Fee Rate (0.60%) and is lower than the Maximum Annual Fee Rate (2.20%).

Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:


--------------------------------------------------------------------
                             CALCULATED
   BENEFIT      VALUE OF       FORMULA       ANNUAL       QUARTERLY
   QUARTER         VIX          VALUE       FEE RATE      FEE RATE
--------------------------------------------------------------------
     6th          20.00         1.10%         1.10%        0.2750%
--------------------------------------------------------------------
     7th          25.57         1.38%         1.35%        0.3375%
--------------------------------------------------------------------
     8th          30.22         1.61%         1.60%        0.4000%
--------------------------------------------------------------------
     9th          26.02         1.40%         1.40%        0.3500%
--------------------------------------------------------------------
    10th          22.83         1.24%         1.24%        0.3100%
--------------------------------------------------------------------
    11th          19.88         1.09%         1.09%        0.2725%
--------------------------------------------------------------------
    12th          20.60         1.13%         1.13%        0.2825%
--------------------------------------------------------------------
    13th          14.44         0.82%         0.88%        0.2200%
--------------------------------------------------------------------
    14th          13.41         0.77%         0.77%        0.1925%
--------------------------------------------------------------------
    15th          9.11          0.56%         0.60%        0.1500%
--------------------------------------------------------------------
    16th          16.30         0.92%         0.85%        0.2125%
--------------------------------------------------------------------



IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

     1.10% + [0.05% x (25.57 - 20)]


     1.10% + [0.05% x (5.57)]



     1.10% + (0.00278) = 1.38% (Annual Fee Rate)


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.10% - 1.38% = 0.28% which is more than 0.25% higher than the previous Annual Fee Rate of 1.10%.

The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35% (1.10% + 0.25%). This is within the Minimum and Maximum Annual Fee Rates.

Therefore, the Quarterly Fee Rate is 0.3375% (or 1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Fee Rate + [0.05% x (Value of VIX - 20)]

     1.10% + [0.05% x (14.44 - 20)]


     1.10% + [0.05% x (-5.56)]



     1.10% + (-0.00278) = 0.82% (Annual Fee Rate)


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

1.13% - 0.82% = 0.31% which is more than a 0.25% Quarterly Annualized Fee Rate Decrease from the previous Annual Fee Rate of 1.13%.

Therefore, the Annual Fee Rate is adjusted to be exactly 0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13% - 0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

     Initial Fee Rate + [0.05% x (Value of VIX - 20)]

     1.10% + [0.05% x (9.11 - 20)]


     1.10% + [0.05% x (-10.89)]



     1.10% + (-0.005445) = 0.56% (Annual Fee Rate)


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE
        MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

The Annual Fee Rate of 0.56% is lower than the Minimum Annual Fee Rate (0.60%).

Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX, If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 APPENDIX C - OPTIONAL LIVING BENEFITS EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the SunAmerica Income Plus, SunAmerica Income Builder and MarketLock For Life features:

SUNAMERICA INCOME PLUS AND SUNAMERICA INCOME BUILDER EXAMPLES

The following examples demonstrate the operation of the SunAmerica Income Plus and SunAmerica Income Builder features:

EXAMPLE 1:

Assume you elect SUNAMERICA INCOME BUILDER and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $103,000.

Your initial Income Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit ($8,000) on the 1st contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000). On your 1st contract anniversary, your Income Base is equal to the greatest of your current Income Base ($100,000), your contract value ($103,000), or your Income Credit plus your current Income Base ($108,000). Assume your Maximum Annual Withdrawal Percentage is 5.5%, then as of your 1st contract anniversary, you may take withdrawals of up to your $5,940 Maximum Annual Withdrawal Amount (5.5% of the Income Base) each year as long as your contract value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Income Base at the time your contract value is reduced to zero remains at $108,000, then your $4,320 Protected Income Payment (4% of the Income Base) is your guaranteed income each year as long as the Covered Person(s) is(are) alive once your contract value is reduced to zero due to reasons other than an Excess Withdrawal.

EXAMPLE 2: IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS
           AND NO HIGHEST ANNIVERSARY VALUES

Assume you elect SUNAMERICA INCOME PLUS, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $230,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th contract anniversary. Assume further that on your 1st contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Your contract values, Income Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:

----------------------------------------------------------------------------------
                                                                         MAXIMUM
                                             INCOME                      ANNUAL
   CONTRACT     CONTRACT       INCOME        CREDIT        INCOME      WITHDRAWAL
 ANNIVERSARY      VALUE         BASE          BASE         CREDIT        AMOUNT
----------------------------------------------------------------------------------
    1(st)       $103,000      $106,000      $100,000       $6,000        $6,360
----------------------------------------------------------------------------------
    2(nd)       $333,000      $324,000      $300,000       $18,000       $19,440
----------------------------------------------------------------------------------
    3(rd)       $333,000      $342,000      $300,000       $18,000       $20,520
----------------------------------------------------------------------------------
    4(th)       $333,000      $360,000      $300,000       $18,000       $21,600
----------------------------------------------------------------------------------
    5(th)       $363,000      $409,800      $330,000       $19,800       $24,588
----------------------------------------------------------------------------------
    6(th)       $413,000      $429,600      $330,000       $19,800       $25,776
----------------------------------------------------------------------------------


Since the Income Base equals the Income Base at the beginning of that contract year plus the subsequent Eligible Purchase Payments made in Benefit Year 2, your new Income Base at the time of deposit equals $306,000 and Income Credit Base at the time of deposit equals $300,000. $30,000 of the $230,000 Purchase Payment is considered Ineligible Purchase Payments because it exceeds 200% of the Eligible Purchase Payment made in the 1st contract year. On your 2nd contract anniversary, your Income Credit is $18,000 and your Income Base equals $324,000. Your Income Base is not increased to the $333,000 contract value because the highest Anniversary Value is reduced for $30,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount would be $19,440 if you were to start taking withdrawals after the 2nd contract anniversary. However, continuing to assume you do not take any withdrawals in years 3 and 4, your Income Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Income Base at the time of deposit equals $390,000. On your 5th contract anniversary, your Income Credit Base is $330,000, Income Credit equals $19,800, and Income Base equals $409,800. Any Purchase Payments made on or after your 5th contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Income Base, Income Credit Base, or Income Credit. And your Income Base is $429,600. If you were to start taking withdrawals after the 6th contract anniversary, and your Maximum Annual Withdrawal Percentage remains at 6%, your Maximum Annual Withdrawal Amount would be $25,776. Assume your Protected Income Payment Percentage is 4% and your Income Base at the time your contract value is reduced to zero remains at $429,600, then your Protected Income Payment is 4% of the Income Base ($17,184).

EXAMPLE 3 - IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect SUNAMERICA INCOME BUILDER, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your contract values, Income Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

----------------------------------------------------------------------------------
                                                                         MAXIMUM
                                             INCOME                      ANNUAL
   CONTRACT     CONTRACT       INCOME        CREDIT        INCOME      WITHDRAWAL
 ANNIVERSARY      VALUE         BASE          BASE         CREDIT        AMOUNT
----------------------------------------------------------------------------------
     1st        $103,000      $108,000      $100,000       $8,000        $5,940
----------------------------------------------------------------------------------
     2nd        $118,000      $118,000      $118,000        N/A*         $6,490
----------------------------------------------------------------------------------
     3rd        $107,000      $127,440      $118,000       $9,440        $7,009
----------------------------------------------------------------------------------
     4th        $110,000      $136,880      $118,000       $9,440        $7,528
----------------------------------------------------------------------------------
     5th        $150,000      $150,000      $150,000        N/A*         $8,250
----------------------------------------------------------------------------------
     6th        $145,000      $162,000      $150,000       $12,000       $8,910
----------------------------------------------------------------------------------


* The Income Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Income Base; therefore, the Income Credit Base and Income Base are increased to the current Anniversary Value, and the Income Base is not increased by the Income Credit.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT


Assume you elect SUNAMERICA INCOME BUILDER, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th contract anniversary. Contract values, Income Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th contract year, after your 6th contract anniversary, your contract value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,910), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annul Withdrawal Amount ($4,020). Your contract value after the Maximum Annual Withdrawal Amount is withdrawn is $100,500. Your Income Base, Income Credit Base and Income Credit are reduced by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,020 / $100,500 = 4%). The Income Base is adjusted to $155,520 and the Income Credit Base to $144,000. No Income Credit will be available on the 7th contract anniversary. If there are no withdrawals in year 7, your new Income Credit on the 8th contract anniversary is 8% of your new Income Credit Base ($11,520). Your new Maximum Annual Withdrawal Amount is $8,553.60. The Protected Income Payment is adjusted similarly.



EXAMPLE 5 - IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect SUNAMERICA INCOME PLUS and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th contract anniversary. Assume further that on your 1st contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Assume that your contract values, Income Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

----------------------------------------------------------------------------------
                                                                         MAXIMUM
                                             INCOME                      ANNUAL
   CONTRACT     CONTRACT       INCOME        CREDIT        INCOME      WITHDRAWAL
 ANNIVERSARY      VALUE         BASE          BASE         CREDIT        AMOUNT
----------------------------------------------------------------------------------
     1st        $103,000      $106,000      $100,000       $6,000        $6,360
----------------------------------------------------------------------------------
     2nd        $103,000      $112,000      $100,000       $6,000        $6,720
----------------------------------------------------------------------------------
     3rd        $103,000      $118,000      $100,000       $6,000        $7,080
----------------------------------------------------------------------------------
     4th        $103,000      $124,000      $100,000       $6,000        $7,440
----------------------------------------------------------------------------------
     5th        $103,000      $130,000      $100,000       $6,000        $7,800
----------------------------------------------------------------------------------
     6th        $103,000      $136,000      $100,000       $6,000        $8,160
----------------------------------------------------------------------------------
     7th        $103,000      $142,000      $100,000       $6,000        $8,520
----------------------------------------------------------------------------------
     8th        $103,000      $148,000      $100,000       $6,000        $8,880
----------------------------------------------------------------------------------
     9th         $98,560      $151,000      $100,000       $3,000        $9,060
----------------------------------------------------------------------------------
    10th         $91,010      $152,000      $100,000       $1,000        $9,120
----------------------------------------------------------------------------------


On your 8th contract anniversary your Income Base is stepped-up to $148,000, and assume your Maximum Annual Withdrawal Percentage is 6%, your Maximum Annual Withdrawal Amount would be $8,880. But if you make a withdrawal of only $4,440 (3% of the $148,000 Income Base) which is less than your Maximum Annual Withdrawal Amount, then your Net Income Credit Percentage for that year equals 3%. Therefore, your new Income Credit is 3% of your Income Credit Base ($3,000). Your Income Base is equal to the greatest of your contract value ($98,560) or your Income Credit plus your current Income Base ($151,000). Other withdrawals of less than the Maximum Annual Withdrawal Amount have similar impact. On your 10th contract anniversary, if your Maximum Annual Withdrawal Percentage is 6%, your new Maximum Annual Withdrawal Amount will be $9,120. Therefore, if you do not take any Excess Withdrawals, you may take up to $9,120 each year as long as your contract value is greater then zero. Your Protected Income Payment is $6,080.

MARKETLOCK FOR LIFE EXAMPLES

The following examples demonstrate the operation of the MarketLock For Life feature:


EXAMPLE 1


Assume you elect MarketLock For Life and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $103,000.


Your initial Income Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your 1st contract anniversary, your Income Base is equal to the greater of your current Income Base ($100,000), or your contract value ($103,000), which is $103,000. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st anniversary is 5% of the Income Base
(5% x $103,000 = $5,150). Therefore, as of your 1st contract anniversary, you may take withdrawals of up to $5,150 each year as long as the Covered Person(s) is(are both) alive and you do not take any Excess Withdrawals.


EXAMPLE 2 - IMPACT OF MAXIMUM ANNIVERSARY VALUES

Assume you elect MarketLock For Life and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your contract values, Income Bases, and Maximum Annual Withdrawal Amount are as follows:

------------------------------------------------------
                                             MAXIMUM
                                             ANNUAL
                CONTRACT                   WITHDRAWAL
 ANNIVERSARY      VALUE      INCOME BASE     AMOUNT
------------------------------------------------------
------------------------------------------------------
     1st        $103,000      $103,000       $5,150
------------------------------------------------------
     2nd        $115,000      $115,000       $5,750
------------------------------------------------------
     3rd        $107,000      $115,000       $5,750
------------------------------------------------------
     4th        $110,000      $115,000       $5,750
------------------------------------------------------
     5th        $140,000      $140,000       $7,000
------------------------------------------------------


On your 2nd anniversary, your Income Base is equal to the greater of your current Income Base ($103,000), or your contract value ($115,000), which is $115,000. On your 3rd and 4th anniversary, your Income Base stays at $115,000 because your contract values on those anniversaries are less than current Income Base ($115,000). Then, on your 5th anniversary, your contract value is $140,000, so your Income Base is stepped-up to $140,000. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,000 (5% of the $140,000 Income
Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 5th anniversary, you may take up to $7,000 each year as long as the Covered Person(s) is(are both) alive.

EXAMPLE 3 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT


Assume you elect MarketLock For Life, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Contract values, Income Bases, and Maximum Annual Withdrawal Amount are as described in EXAMPLE 2 above. Also assume that during your 6th contract year, after your 5th contract anniversary, your contract value is $117,800 and you make a withdrawal of $11,432. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,000), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,432 - $7,000), or $4,432. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,000. Your contract value after this portion of the withdrawal is $110,800 ($117,800 - $7,000), but your Income Base is unchanged. Next, we recalculate your Income Base by reducing the Income Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,432 / $110,800 = 4%). The Income Base is adjusted to $134,400, or $140,000 * 96%. Your new Maximum Annual Withdrawal Amount is your Income Base multiplied by your Maximum Annual Withdrawal Percentage ($134,400 * 5%), which equals $6,720. Therefore, if you do not take additional Excess Withdrawals, you may take up to $6,720 each year as long as the Covered Person(s) is (are both) alive.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION               STATES
-------------------------------------------------------------------- ----------------
 Administration Charge     Contract Maintenance Fee is $30.           New Mexico
                                                                      North Dakota
-------------------------------------------------------------------- ----------------
 Administration Charge     Charge will be deducted pro-rata from      Oregon
                           Variable Portfolios only.                  Texas
                                                                      Washington
-------------------------------------------------------------------- ----------------
 Death Benefits            The Combination HV & Roll-Up death         New York
                           benefit and the EstatePlus death benefit   Washington
                           are not available.
-------------------------------------------------------------------- ----------------
 Free Look                 If you reside in Arizona and are age 65    Arizona
                           or older on your Contract Date, the Free
                           Look period is 30 days.
-------------------------------------------------------------------- ----------------
 Free Look                 If you reside in California and are age    California
                           60 or older on your Contract Date, the
                           Free Look period is 30 days.
-------------------------------------------------------------------- ----------------
 Free Look                 The Free Look amount is calculated as      New York
                           the greater of (1) Purchase Payments or
                           (2) the value of your contract on the
                           day we receive your request in Good
                           Order at the Annuity Service Center.
-------------------------------------------------------------------- ----------------
 Free Withdrawal           Free Withdrawal amounts are calculated     Washington
                           as of the greatest of:
                           (a) penalty-free earnings;
                           (b) interest earnings on amounts
                           allocated to the Fixed Account Option
                           that have not been previously withdrawn;
                           or
                           (c) 10% of the Total Invested Amount.
                           You will receive the benefit of a free
                           withdrawal upon full surrender.
-------------------------------------------------------------------- ----------------
 Income Phase              You may switch to the Income Phase any     Florida
                           time after your first contract
                           anniversary.
-------------------------------------------------------------------- ----------------
 Income Phase              You may begin the Income Phase any time    New York
                           13 or more months after contract issue.
-------------------------------------------------------------------- ----------------
 Latest Annuity Date       Latest Annuity Date is the later of Age    New York
                           90 or 10 years after issue.
-------------------------------------------------------------------- ----------------
 MarketLock For Life       You may elect the current Maximum Annual   Oregon
                           Withdrawal Amount to be received
                           monthly.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 0.50%     California
                           for Qualified contracts and 2.35% for
                           Non-Qualified contracts based on
                           contract value when you begin the Income
                           Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 0% for    Maine
                           Qualified contracts and 2.0% for Non-
                           Qualified contracts based on total
                           Purchase Payments when you begin the
                           Income Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 0% for    Nevada
                           Qualified contracts and 3.5% for Non-
                           Qualified contracts based on contract
                           value when you begin the Income Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               For the first $500,000 in the contract,    South Dakota
                           we deduct premium tax charges of 0% for
                           Qualified contracts and 1.25% for Non-
                           Qualified contracts based on total
                           Purchase Payments when you begin the
                           Income Phase. For any amount in excess
                           of $500,000 in the contract, we deduct
                           front-end premium tax charges of 0% for
                           Qualified contracts and 0.80% for Non-
                           Qualified contracts based on total
                           Purchase Payments when you begin the
                           Income Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 1.0%      West Virginia
                           for Qualified contracts and 1.0% for
                           Non-Qualified contracts based on
                           contract value when you begin the Income
                           Phase.
-------------------------------------------------------------------- ----------------
 Premium Tax               We deduct premium tax charges of 0% for    Wyoming
                           Qualified contracts and 1.0% for Non-
                           Qualified contracts based on total
                           Purchase Payments when you begin the
                           Income Phase.
-------------------------------------------------------------------- ----------------
 SunAmerica Income Plus,   Charge will be deducted pro-rata from      New York
 SunAmerica Income         Variable Portfolios only.                  Oregon
 Builder,                                                             Texas
 MarketLock For Life                                                  Washington
-------------------------------------------------------------------- ----------------
 Systematic Withdrawal     Minimum withdrawal amount is $250 per      Oregon
                           withdrawal.
-------------------------------------------------------------------- ----------------
 Transfer Privilege        Any transfer over the limit of 15 will     Pennsylvania
                           incur a $10 transfer fee.                  Texas
-------------------------------------------------------------------- ----------------
 Withdrawals               The minimum amount that must remain in     Texas
                           the contract after a partial withdrawal
                           is $2,000.
-------------------------------------------------------------------- ----------------
 Withdrawals               You receive the benefit of a free          Washington
                           withdrawal upon a full surrender.
-------------------------------------------------------------------- ----------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX E - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Certain death benefits are either no longer offered or have changed since first being offered. If your contract was issued prior to May 1, 2010, please see Appendix I for a description of the death benefit calculations and death benefit calculations following a Spousal Continuation for your contract.


The following details the standard and Maximum Anniversary Value death benefits, the Combination HV & Roll-Up death benefit and the EstatePlus death benefit payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether Living Benefits were elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment.

The term "Continuation Purchase Payment" is used to describe the death benefit payable upon a spousal continuation. We define Continuation Purchase Payment as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used, if a Living Benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse's 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing Spouse's 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected one of the Living Benefits, described above.

A. STANDARD AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments.


          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.


     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT


          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:


          a.  Contract value; or

          b.  Continuation Net Purchase Payments; or


          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, adjusted for any Continuation Net Purchase Payments received since that anniversary. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.


          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the

          Standard Death Benefit described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT


          If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:


          a. Contract value; or


          b. Continuation Purchase Payments reduced by any Withdrawal Adjustment after the Continuation Date.


          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          1. Contract value; or

          2. Continuation Purchase Payments reduced by any Withdrawal Adjustment after the Continuation Date; or

          3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments received and reduced by any Withdrawal Adjustment since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary after the Continuation Date.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit with election of a Living Benefit, described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.



B.  COMBINATION HV & ROLL-UP DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S
    DEATH:

If the original owner elected the Optional Combination HV & Roll-Up Death Benefit and the Continuing Spouse continues the contract on the Continuation Date before their 85th birthday and does not terminate this optional death benefit, the death benefit will be the greatest of:

     1. Contract value; or


     2. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 85th birthday or date of death, and adjusted for any Continuation Net Purchase Payments received since that anniversary. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.


     3. Continuation Net Purchase Payments received prior to the Continuing Spouse's 80th birthday accumulated at 5% through the earliest of:

          (a) 15 years after the contract date; or

          (b) The day before the Continuing Spouse's 80th birthday; or


          (c) The Continuing Spouse's date of death, adjusted for Continuation Net Purchase Payments received after the timeframes outlined in
              (a)-(c). Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.


If the Continuing Spouse is age 85 or older on the Continuation Date, the death benefit is equal to contract value and the optional Combination HV & Roll-Up Death Benefit fee will no longer be deducted.


If the Continuing Spouse terminates the Combination HV & Roll-Up death benefit on the Continuation Date, the standard death benefit for the Continuing Spouse applies upon his/her death and the fee for the Combination HV & Roll-Up death benefit no longer applies.


C.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Maximum Anniversary Value option.


On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:


----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0-4              25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 5-9              40% of Earnings    65% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+              50% of Earnings    75% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------



On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years     25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------



* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.


What is the Contract Year of Death?


Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.


What is the EstatePlus benefit?


We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where


     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?


The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

APPENDIX F - IMPORTANT INFORMATION REGARDING THE GUARANTEE FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY (IN ALL STATES EXCEPT NEW
                         YORK)  PRIOR TO JANUARY 1, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GUARANTEE OF INSURANCE OBLIGATIONS


The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.


American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

APPENDIX G - IMPORTANT INFORMATION REGARDING THE GUARANTEE FOR CONTRACTS ISSUED BY FIRST SUNAMERICA LIFE INSURANCE COMPANY (IN NEW YORK ONLY) PRIOR TO FEBRUARY
                                     1, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GUARANTEE OF INSURANCE OBLIGATIONS


The Company's insurance policy obligations for individual and group contracts issued prior to January 31, 2008 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.

As of January 31, 2008 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.


American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   APPENDIX H - LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO JANUARY 19, 2010

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


None of the Living Benefits described below are currently being offered.



TABLE OF CONTENTS



MarketLock Income Plus and MarketLock For Life Plus........................    H-1
MarketLock Income Plus and MarketLock For Life Plus Fee....................    H-8
MarketLock and MarketLock For Two..........................................   H-11
MarketLock and MarketLock For Two Fee......................................   H-13
Polaris Income Rewards.....................................................   H-18
Polaris Income Rewards Fee.................................................   H-19
Capital Protector..........................................................   H-21
Capital Protector Fee......................................................   H-21



MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS


The MarketLock Income Plus and MarketLock For Life Plus living benefit may vary depending on the option you elected when you purchased your contract, please see details below.


MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal features, available for an additional fee. The features are designed to help you create a guaranteed income stream that may last as long as you live, or as long as you or your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature elected. These features may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may not need to rely on the feature as its value is dependent on your contract's performance, your withdrawal activity and your longevity.


MarketLock Income Plus and MarketLock For Life Plus offer guaranteed lifetime income plus the opportunity to lock in the greater of investment gains or an annual Income Credit (previously referred to as "Bonus").


These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The features guarantee that only certain Purchase Payments received during the contract's first five years are included in the Income Base (previously referred to as "Benefit Base").

Please remember that all withdrawals, including withdrawals taken under these features, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under these features will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the Maximum Annual Withdrawal Amount, as defined below. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge.

In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals, as defined below, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.


These optional living benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the full contract value must be paid within 5 years of death, in compliance with the IRC, after which time the contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the living benefit.



You may have elected MarketLock Income Plus or any of the MarketLock For Life Plus options and you may have chosen to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under the features as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect one of these features, Covered Persons must have met the age requirement. The age requirement varies depending on the type of contract you purchased, when the contract was issued(1) and the number of Covered Persons. The tables below provide the age requirements for the features.


IF YOU ELECT ONE COVERED PERSON(1):

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                 AGE(2)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
   (based on the age of the older Owner)           45                    80
------------------------------------------------------------------------------------


IF YOU ELECT TWO COVERED PERSONS(1):


----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                          MINIMUM          MAXIMUM          MINIMUM          MAXIMUM
                            AGE             AGE(2)            AGE             AGE(2)
----------------------------------------------------------------------------------------
    NON-QUALIFIED:
     Joint Owners            45               80               45               85
----------------------------------------------------------------------------------------
    NON-QUALIFIED:
    One Owner with
       Spousal               45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------
      QUALIFIED:
    One Owner with
       Spousal               45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------

(1) If you elected MarketLock For Life Plus +6% Option and you purchased your contract prior to November 19, 2007, references to age 45 above are replaced with age 50 and references to age 80 above are replaced with age 75. References to age 85 remain unchanged.

(2) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the feature. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How do MarketLock Income Plus and MarketLock For Life Plus work?


MarketLock Income Plus and MarketLock For Life Plus lock-in the greater of two values in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years if you elected MarketLock Income Plus, the first 5 years if you elected MarketLock For Life Plus on or after May 1, 2009 or the first 10 years if you elected MarketLock For Life Plus prior to May 1, 2009) following the Effective Date based on the greater of (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit, as defined below.



You may elect to extend the Income Base Evaluation Period and the Income Credit Period for additional periods. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.



Is there an additional guarantee if I delay taking withdrawals?



Yes, depending on which feature you elect and when you elected the feature, there is an additional guarantee if you delay taking withdrawals.



If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 and you do not take any withdrawals before the 12th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.



If you elected MarketLock Income Plus or MarketLock For Life Plus +7% prior to May 1, 2009 and you do not take any withdrawals before the 10th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% or your first Benefit Year's Eligible Purchase Payments (Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.



What determines the maximum amount of withdrawals I can withdraw each year?



The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without reducing the Income Base and the Income Credit, if applicable. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below and varies depending on the feature you elected and when your contract was issued.



ONE COVERED PERSON -- MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)



If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:



------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday                5% of Income Base
------------------------------------------------------------------------




TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)



If the feature is elected to cover two lives, the following is applicable:



------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR
       SURVIVING COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday              4.75% of Income Base
------------------------------------------------------------------------




ONE OR TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09)


If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 62nd birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 62nd birthday                5% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON AND AFTER 7/30/07)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
       Prior to the 60th birthday                4% of Income Base
------------------------------------------------------------------------
  At least age 60 but prior to the 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
      On or after the 76th birthday              6% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED PRIOR TO 7/30/07)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
------------------------------------------------------------------------
       Prior to the 65th birthday                4% of Income Base
------------------------------------------------------------------------
  At least age 65 but prior to the 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
      On or after the 76th birthday              6% of Income Base
------------------------------------------------------------------------



As the original owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.


Are there investment requirements if I elect MarketLock Income Plus or MarketLock For Life Plus?

Yes, as long as you have not elected to cancel the feature, you must comply with investment requirements by allocating your investments as outlined below. You may also use a DCA Fixed Account to comply with investment requirements by setting up your DCA target allocations in accordance with the investment requirements outlined below.


MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09) AND MARKETLOCK FOR LIFE PLUS +7% OPTION


     1. Invest 100% in the Cash Management Variable Portfolio; or

     2. Invest 100% in either Polaris Portfolio Allocator Model 1, 2 or 3, or 50%-50% Combination Model 1, 2 or 3; or


     3. Invest 100% in one or a combination of the following balanced Variable
        Portfolios: American Funds Asset Allocation SAST, Asset Allocation, Balanced, Balanced (JPM), Franklin Income Securities Fund, Franklin Templeton VIP Founding Funds Allocation Funds, Managed Allocation Balanced, Managed Allocation Moderate, Managed Allocation Moderate Growth and MFS Total Return



MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09), MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09) AND MARKETLOCK FOR LIFE PLUS +6% OPTION (CONTRACTS ISSUED PRIOR TO 5/1/09)


     1. Invest 100% in the Cash Management Variable Portfolio; or

     2. Invest 100% in either Polaris Portfolio Allocator Model 1, 2 or 3, or 50%-50% Combination Model 1, 2 or 3; or

     3. Invest 100% in one or a combination of the following balanced Variable
        Portfolios: American Funds Asset Allocation SAST, Asset Allocation, Balanced, Balanced (JPM), Franklin Income Securities Fund, Managed Allocation Balanced, Managed Allocation

        Moderate, Managed Allocation Moderate Growth and MFS Total Return; or

     4. Invest in accordance with the requirements outlined in the table below:


----------------------------------------------------------------------------------------------------
        INVESTMENT            INVESTMENT                       VARIABLE PORTFOLIOS
          GROUP              REQUIREMENT                      AND/OR FIXED ACCOUNTS
------------------------------------------- --------------------------------------------------------
 A. Bond, Cash and Fixed   Minimum 20%*      BB&T Total Return Bond VIF(1)
    Accounts               Maximum 100%      Cash Management
                                             Corporate Bond
                           *(30%, for        Global Bond
                           MarketLock        Government and Quality Bond
                           Income Plus and   Real Return
                           MarketLock For    Total Return Bond
                           Life Plus
                           issued on or      DCA FIXED ACCOUNTS
                           after 5/1/09)     6-Month DCA
                                             1-Year DCA
                                             2-Year DCA (if available)

                                             FIXED ACCOUNTS
                                             1-Year Fixed (if available)
------------------------------------------- --------------------------------------------------------
 B. Equity Maximum         Minimum 0%        Aggressive Growth
                           Maximum 80%**     Alliance Growth
                                             American Fund Asset Allocation SAST
                           **(70%, for       American Funds Global Growth SAST
                           MarketLock        American Funds Growth SAST
                           Income Plus and   American Funds Growth-Income SAST
                           MarketLock For    Asset Allocation
                           Life Plus         Balanced(2)
                           issued on or      Balanced
                           after 5/1/09)     BB&T Select Equity VIF(1)
                                             BB&T Capital Manager Equity VIF(1)
                                             BB&T Special Opportunities Equity VIF(1)
                                             Blue Chip Growth
                                             Capital Appreciation
                                             Columbia High Yield Fund, VS
                                             Columbia Marsico Focused Equities, VS
                                             Conservative Balanced(2)
                                             Conservative Growth(2)
                                             Davis Venture Value
                                             "Dogs" of Wall Street
                                             Equity Income(2)
                                             Equity Opportunities
                                             Flexible Income(2)
                                             Foreign Value
                                             Franklin Income Securities Funds
                                             Franklin Templeton VIP Founding
                                              Funds Allocation Fund
                                             Fundamental Growth
                                             Global Equities
                                             Growth
                                             Growth-Income
                                             High Yield Bond
                                             International Diversified Equities
                                             International Growth and Income
                                             Invesco Van Kampen V.I. Capital Growth
                                              Fund, Series II Shares*
                                             Invesco Van Kampen V.I. Comstock
                                              Fund, Series II Shares**
                                             Invesco Van Kampen V.I. Growth and
                                              Income Fund, Series II Shares***
                                             Lord Abbett Growth and Income
                                             Managed Allocation Balanced
                                             Managed Allocation Growth
                                             Managed Allocation Moderate
                                             Managed Allocation Moderate Growth
                                             Marsico Focused Growth
                                             MFS Massachusetts Investor Trust
                                             MFS Total Return
                                             Small & Mid Cap Value
                                             Strategic Growth(2)
                                             Telecom Utility
------------------------------------------- --------------------------------------------------------





----------------------------------------------------------------------------------------------------
        INVESTMENT            INVESTMENT                       VARIABLE PORTFOLIOS
          GROUP              REQUIREMENT                      AND/OR FIXED ACCOUNTS
------------------------------------------- --------------------------------------------------------
 C. Limited Equity         Minimum 0%        Capital Growth
                           Maximum 20%***    Emerging Markets
                                             Growth Opportunities
                           ***(10%, for      Mid-Cap Growth
                           MarketLock        Natural Resources
                           Income Plus and   Real Estate
                           MarketLock For    Small Company Value
                           Life Plus         Technology
                           issued on or
                           after 5/1/09)
------------------------------------------- --------------------------------------------------------




(1) Only available if you purchased your contract through BB&T Investment Services, Inc.





(2) Only available if you purchased your contract through Chase Investment Services Corporation (formerly WaMu Investments, Inc.).



(*)    (formerly Van Kampen LIT Capital Growth, Class II Shares)



(**)   (formerly Van Kampen LIT Comstock, Class II Shares)



(***)  (formerly Van Kampen LIT Growth and Income, Class II Shares)


If we offer additional allocations that comply with investment requirements in the future we will give you the opportunity to allocate your investments accordingly.


Your allocation instructions accompanying any Purchase Payment as well as target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your subsequent Purchase Payment(s) to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any of the following transactions:



     - any transfer or reallocation you initiate; or



     - any withdrawal you initiate.



Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-Year Fixed Account, if available, resulting from your transfer ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.


We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations promptly.


How are the components for MarketLock Income Plus and MarketLock For Life Plus calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.


SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus any available Income Credit during the Income Credit Period. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later if you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 (10 years later if you elected MarketLock For Life Plus prior to May 1, 2009). Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.


THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.


FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. The Income Base is increased by each subsequent Eligible Purchase Payment, less proportionate adjustments for Excess Withdrawals, as defined below. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE IN INCREASED?" and "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.



FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. The Income Credit Base is increased by each subsequent Eligible Purchase Payment less proportionate adjustments for Excess Withdrawals, as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" below.


SIXTH, we determine the INCOME CREDIT which varies by feature as outlined in the table below and is an amount equal to a percentage ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary. If you elected MarketLock Income Plus and you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. If you elected MarketLock For Life Plus, the Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year.


------------------------------------------------------------------------
       FEATURE                     INCOME CREDIT PERCENTAGE
------------------------------------------------------------------------
  MarketLock Income      6% (reduced for withdrawals up to the Maximum
         Plus                      Annual Withdrawal Amount)
   (contracts issued
      on or after
        5/1/09)
------------------------------------------------------------------------
  MarketLock Income      7% (reduced for withdrawals up to the Maximum
         Plus                      Annual Withdrawal Amount)
   (contracts issued
  between 5/1/08 and
       4/30/09)
------------------------------------------------------------------------
    MarketLock For          6% (0% in years withdrawals are taken)
       Life Plus
   (contracts issued
      on or after
        5/1/09)
------------------------------------------------------------------------
    MarketLock For          7% (0% in years withdrawals are taken)
     Life Plus +7%
        Option
------------------------------------------------------------------------
    MarketLock For          6% (0% in years withdrawals are taken)
    Life +6% Option
------------------------------------------------------------------------






SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.



FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.


How can the Income Base and Income Credit Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base, increased by the Income Credit, if any; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

     (a) the Income Base calculated based on the maximum Anniversary Value; and

     (b) the current Income Base plus the Income Credit.

If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.


INCREASES TO YOUR INCOME BASE AND INCOME CREDIT BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AND INCOME CREDIT BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.



The Income Credit Base is increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the contract value is reduced by the Excess Withdrawal. The Income Base and Income Credit Base are not used in the calculation of the contract value or any other benefits under the contract.


The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made, and adjusted each time an Excess Withdrawal is taken. Other than adjustments made for Excess Withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.


If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Income Base can also be increased to at least the Minimum Income Base on the 12th Benefit Year anniversary PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 12th Benefit Year anniversary is the greater of (a) and (b), where:



     (a) is the current Income Base, or if the First and Subsequent Extensions were elected, the Income Base calculated based on the maximum Anniversary Value; and



     (b) is the Minimum Income Base.



If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% Option prior to May 1, 2009, the Income Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:


     (a) is the current Income Base, or if extension was elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the current Income Base plus the Income Credit, if applicable; and

     (c) is the Minimum Income Base.

On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and for MarketLock Income Plus only, if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:

     (a) is the Income Base calculated based on the maximum Anniversary Value;
         and

     (b) is the current Income Credit Base; and

     (c) is the Minimum Income Base.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE
In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE
Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?" below. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.

What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?


The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary (10th Benefit Year anniversary if you elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009), your Income Base, and if applicable, the Income Credit Base, is not eligible to be increased to the Minimum Income Base.



You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base, if applicable. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.



You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you have elected MarketLock For Life Plus and you plan to take withdrawals in any year during the Income Credit Period, an Income Credit will not be added to your Income Base on that contract anniversary.


The impact of withdrawals and the effect on certain components of MarketLock Income Plus and MarketLock For Life Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.


     Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit available in subsequent Benefit Years during the Income Credit Period.


     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount.

What are the fees for MarketLock Income Plus and MarketLock For Life Plus?


The fee for each feature depends on whether you elect to cover one life or two lives and when you purchased your contract, as follows:



----------------------------------------------------------------------------------------------
                                                          NUMBER OF
                                                           COVERED             ANNUALIZED
                      FEATURE                              PERSONS                 FEE
----------------------------------------------------------------------------------------------
 MarketLock Income Plus (contracts issued on or              One                  1.10%
  after 5/1/09)                                              Two                  1.35%
----------------------------------------------------------------------------------------------
 MarketLock Income Plus (contracts issued between            One                  0.95%
  5/1/08 and 4/30/09)                                        Two                  1.20%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus (contracts issued on or            One                  0.95%
  after 5/1/09)                                              Two                  1.25%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus 7%                                 One                  0.75%
  Option                                                     Two                  1.00%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus 6%                                 One                  0.65%
  Option                                                     Two                  0.90%
----------------------------------------------------------------------------------------------



The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect a feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under the feature.


For contracts issued in New York, Oregon, Texas and Washington, the entire fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios.


An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.


If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.


Can I extend the Income Base Evaluation Period and Income Credit Period?

MARKETLOCK INCOME PLUS

Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods (one additional 5 year period if you elected MarketLock Income Plus on or after May 1, 2009), as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension and Second Extension").



After election of the First Extension and Second Extension, if applicable, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").



If your contract was issued on or after May 1, 2009 and you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91(st) birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").



Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.


The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above will not increase by more than 0.25% at the time of First Extension.


If you do not elect the First Extension and the Second Extension, if applicable, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary (10th Benefit Year anniversary if elected on or after May 1, 2009), your

Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

MARKETLOCK FOR LIFE PLUS

Depending on when your contract was issued, you may be able to extend the initial Income Base Evaluation Period and the initial Income Credit Period.



IF YOUR CONTRACT WAS ISSUED BETWEEN MAY 1, 2008 AND APRIL 30, 2009, there is an option to extend only the Income Base Evaluation Period as long as the feature is in effect and the age of the Covered Person or younger of two Covered Persons is age 85 or younger at the time of extension. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation Period which is a period of 5 years. However, you may not elect to extend the Income Credit period beyond the initial 10 years.



Prior to the end of the initial Income Base Evaluation Period and prior to the end of each evaluation period you elect to extend, we will notify you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.


The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature.


If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.



IF YOUR CONTRACT WAS ISSUED ON OR AFTER MAY 1, 2009, you may elect to extend both the Income Base Evaluation Period and Income Credit Period for an additional 5 year period after the end of the initial Income Base Evaluation Period and initial Income Credit Period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").



After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").



If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").



Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period, and prior to the end of each Income Base Evaluation Period you elect to extend thereafter, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each evaluation period. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current evaluation period.



The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.



If you do not elect the First Extension, Subsequent Extensions are not available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.



What happens if the contract value is reduced to zero while my Living Benefit is still in effect?



All withdrawals from the contract, including withdrawals under these features, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of the Living Benefit over the lifetime of the Covered Person(s); however, the Income Base is no longer eligible to be increased.


However, if at any time an Excess Withdrawal(s) reduce your contract value to zero, no further benefits will remain under the feature and your contract along with the feature will terminate. An Income Credit is no longer available and the Living Benefit is terminated.


If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the feature may reduce the contract value to zero and eliminate any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following options for payment:


     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or


     2. Any payment option mutually agreeable between you and us.


If you do not select a payment option above, the remaining Living Benefit will be paid as the current Maximum Annual Withdrawal Amount based on the Maximum Annual Withdrawal Percentage applicable to the Living Benefit divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).


Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

What happens to MarketLock Income Plus and MarketLock For Life Plus upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates the feature and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the feature and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the feature and the contract; or

     2. Continue the contract with the feature and its corresponding fee.

The components of the feature in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.


If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period.



If you have elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 12 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"



If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"



For all Living Benefits, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, upon the expiration of the applicable period. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" above.


Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock Income Plus or MarketLock For Life Plus upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the feature.

What happens to MarketLock Income Plus and MarketLock For Life Plus upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or


     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS in the prospectus. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can I elect to cancel the MarketLock Income Plus or MarketLock For Life Plus feature?


You may cancel your Living Benefit on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the feature, you will no longer be charged a fee after the cancellation is effective and the guarantees under the benefit are terminated. In addition, the investment requirements will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and you may not re-elect or reinstate the feature after cancellation.


Are there circumstances under which MarketLock Income Plus and MarketLock For Life Plus will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or full surrender of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the feature. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the feature. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, MarketLock Income Plus and MarketLock For Life Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who is the Covered Person, is no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the feature based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for one remaining Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN I ELECT TO CANCEL THE MARKETLOCK INCOME PLUS OR MARKETLOCK FOR LIFE PLUS FEATURE?"

MARKETLOCK AND MARKETLOCK FOR TWO



MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits that guarantee an income stream based on Purchase Payments made during the first two contract years and only guarantee lifetime withdrawals in the manner described below. These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

MARKETLOCK SUMMARY TABLE:

-----------------------------------------------------------------------
                          MAXIMUM                           MAXIMUM
                           ANNUAL                            ANNUAL
                         WITHDRAWAL    INITIAL MINIMUM     WITHDRAWAL
                        PERCENTAGE*       WITHDRAWAL     PERCENTAGE IF
    TIME OF FIRST       PRIOR TO ANY   PERIOD PRIOR TO    EXTENSION IS
     WITHDRAWAL          EXTENSION      ANY EXTENSION       ELECTED
-----------------------------------------------------------------------
 Before 5th Benefit          5%            20 years            5%
  Year anniversary
-----------------------------------------------------------------------
 On or after 5th             7%          14.28 years           7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 10th           10%            10 years            7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 20th           10%            10 years           10%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after the             5%          Life of the           5%
  older contract                        older contract
  owner's 65th                              owner
  birthday**
-----------------------------------------------------------------------



* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. See "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" below.


** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

MARKETLOCK FOR TWO SUMMARY TABLE:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
             AGE OF THE YOUNGER SPOUSE                   WITHDRAWAL
            AT TIME OF FIRST WITHDRAWAL                  PERCENTAGE*
------------------------------------------------------------------------
    At least age 55 but prior to 63rd birthday               4%
------------------------------------------------------------------------
    At least age 63 but prior to 76th birthday               5%
------------------------------------------------------------------------
             On or after 76th birthday                       6%
------------------------------------------------------------------------



* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will not be considered RMD from this contract. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK AND MARKETLOCK FOR TWO?" BELOW.


How are the components for MarketLock and MarketLock For Two calculated?


FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal Continuation Contributions, if applicable; however, spousal Continuation Contributions are included in the calculation of Anniversary Values, as defined below. Eligible Purchase Payments are limited to $1.5 million without prior Company approval.


SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals (Excess Withdrawals for MarketLock For Two) of contract value are taken. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals (Excess Withdrawals for MarketLock For Two), the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.


FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year under the features and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage differs by feature as follows:


     MarketLock: The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals.

     MarketLock For Two: The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal.

If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payment by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, for MarketLock only, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes, the MAV Evaluation Period may be extended as long as the Benefit is still in effect and the older owner (younger spouse for MarketLock For Two) is age 85 or younger at the time extension is elected. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the Components of MarketLock and MarketLock For Two calculated?" above. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee (and Maximum Annual Withdrawal Percentage for MarketLock), will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals, (Excess Withdrawals for MarketLock For Two). You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What are the fees for MarketLock and MarketLock For Two?

MARKETLOCK
The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.


For contracts issued in New York and Washington, the entire fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios.


An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible

Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee.

If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume.

MARKETLOCK FOR TWO
The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. The 0.80% fee applicable after the first withdrawal is assessed at the end of the quarter in which the withdrawal is taken. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

For contracts issued in New York and Washington, the fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios.

What are the effects of withdrawals on MarketLock and MarketLock For Two?

MARKETLOCK
The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.


If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. Lifetime withdrawals do not change unless the MAV Benefit Base increases due to additional Eligible Purchase Payments or a MAV Benefit Base step-up anniversary. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above, based on when you took your first withdrawal and adjusted for withdrawals already taken.



Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal, as described below. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:


     MAV BENEFIT BASE:  Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2) Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

     (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

     (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the table below.

------------------------------------------------------------------------
THE AMOUNT WITHDRAWN
  IN A BENEFIT YEAR           EFFECT ON MINIMUM WITHDRAWAL PERIOD
------------------------------------------------------------------------
  Amounts up to the     New Minimum Withdrawal Period = the MAV Benefit
   Maximum Annual      Base (which includes a deduction for any previous
  Withdrawal Amount   withdrawal), divided by the current Maximum Annual
                                       Withdrawal Amount
------------------------------------------------------------------------
Amounts in excess of      New Minimum Withdrawal Period = the Minimum
  the Maximum Annual      Withdrawal Period as of the prior contract
   Withdrawal Amount              anniversary minus one year
------------------------------------------------------------------------


MARKETLOCK FOR TWO
Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime. The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock For Two Calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

What happens if my contract value is reduced to zero?

MARKETLOCK
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:


     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving lifetime withdrawals, the date of death of the older contract owner; or


     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

MARKETLOCK FOR TWO

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if your contract value is reduced to zero due to an Excess Withdrawal, no Benefit remains.


The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:


     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or


     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

What happens to MarketLock and MarketLock For Two upon a spousal continuation?

MARKETLOCK
A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life.


If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that
(1) the original owner did not previously extend the MAV Evaluation Period and
(2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Spousal continuation contributions are not considered to be Eligible Purchase Payments. However, spousal continuation contributions are included in the Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.


MARKETLOCK FOR TWO
The components of the feature will not change as a result of a spousal continuation. A Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a Continuing Spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the Continuing Spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the Continuing Spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. See "Can I extend the MAV Evaluation Period beyond 10 years?" above.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two.

What happens to MarketLock and MarketLock For Two upon the Latest Annuity Date?

Upon election of any of the options described below, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

MARKETLOCK
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or


     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi- annual or annual frequency as selected by you, until your death; or


     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

MARKETLOCK FOR TWO
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or


     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or


     3. Any payment option mutually agreeable between you and us.

Can MarketLock and MarketLock For Two be cancelled?

MarketLock and MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once the feature is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect the feature after cancellation.

Are there circumstances under which MarketLock and MarketLock For Two will automatically terminate?

MARKETLOCK
MarketLock automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO
MarketLock For Two automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess Withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?"*

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce; or

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.


Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "Can MarketLock and MarketLock For Two be cancelled?"


POLARIS INCOME REWARDS



Polaris Income Rewards is an optional guaranteed withdrawal benefit that guarantees an income stream based on all Purchase Payments made into your contract during the first 90 days after contract issue, with an opportunity for a Step-Up Amount, adjusted for withdrawals during that period (the "Benefit"). Polaris Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature does not guarantee lifetime income payments.

In order to determine the Benefit, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you chose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

POLARIS INCOME REWARDS SUMMARY:

---------------------------------------------------------------------------------------------------------
                                                                                              MINIMUM
                                                                                             WITHDRAWAL
                                                                                            PERIOD* (IF
                                                                                              MAXIMUM
                                                                             MAXIMUM           ANNUAL
                                           BENEFIT                            ANNUAL         WITHDRAWAL
                          MAXIMUM        AVAILABILITY       STEP-UP         WITHDRAWAL      AMOUNT TAKEN
       OPTION           ELECTION AGE         DATE            AMOUNT       PERCENTAGE***      EACH YEAR)
---------------------------------------------------------------------------------------------------------
          1              Age 80 or         3 years          10%* of           10% of          11 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          2              Age 80 or         5 years          20%* of           10% of          12 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          3              Age 70 or         10 years         50%** of          10% of          15 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------


* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period.

How are the components for Polaris Income Rewards calculated?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable.

Second, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

Third, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

Fourth, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Polaris Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Polaris Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Polaris Income Rewards?


The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.



For contracts issued in New York and Washington, the entire fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios.


The fee is as follows:

------------------------------------------------------------------------
                   CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                     0-7 years                              0.65%
------------------------------------------------------------------------
                    8-10 years                              0.45%
------------------------------------------------------------------------
                        11+                                 None
------------------------------------------------------------------------


What are the effects of withdrawals on Polaris Income Rewards?

Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Polaris Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3. Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or

     (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:

          (a) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          (b) is the Withdrawal Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the

     Withdrawal Benefit Base, adjusted for such withdrawals. If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

     (a) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

     (b) is the Stepped-Up Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

What happens if my contract value is reduced to zero with Polaris Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Polaris Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Polaris Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.

Can Polaris Income Rewards be cancelled?

Once you elect Polaris Income Rewards, you may not cancel the feature. However, there is no charge for Polaris Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

What happens to Polaris Income Rewards upon the Latest Annuity Date?

If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option.

WITHDRAWALS UNDER THIS FEATURE ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT.

If you elect Polaris Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from your contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.

CAPITAL PROTECTOR



Capital Protector is an optional guaranteed minimum accumulation benefit. The feature provides a one-time adjustment ("Benefit") to your contract in the event that your contract value on the 10th contract anniversary ("Benefit Date") is less than the Purchase Payments made in the contract's first 90 days.

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.


Spousal continuation contributions, if applicable, are not considered Purchase Payments and are not used in the calculation of the Benefit Base.



The annualized fee is calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date. The entire fee will be calculated and deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to the Benefit Date. Once the feature is terminated, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.



For contracts issued in New York and Washington, the entire fee will be calculated and deducted from the portion of your contract value allocated to the Variable Portfolios each quarter through the first 10 full contract years.


The fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-5                                 0.65%
------------------------------------------------------------------------
                  6-10                                 0.45%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


For contracts issued in Oregon and Washington, the fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-7                                 0.65%
------------------------------------------------------------------------
                  8-10                                 0.30%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


If your spouse chooses to continue this contract upon your death, this feature cannot be terminated and the fee will continue to be charged. The Benefit Date will not change as a result of a spousal continuation.

Capital Protector only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Capital Protector will not protect those Purchase Payments.

Since Capital Protector may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if you are approaching the Benefit Date and your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the first 10 full contract years.

We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

APPENDIX I -- DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH BENEFITS FOR
                      CONTRACTS ISSUED PRIOR TO MAY 1, 2010

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


If you elected the optional Combination HV & Roll-Up death benefit or the optional Maximum Anniversary Value death benefit after May 1, 2009, please see OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT or OPTIONAL MAXIMUM ANNIVERSARY DEATH VALUE BENEFIT in the prospectus for details. If original owner of the contract elected the optional Combination HV & Roll-Up death benefit or the optional Maximum Anniversary Value death benefit after May 1, 2009, please see OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT or OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT in APPENDIX E -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION in the prospectus for details.



If you elected the optional EstatePlus death benefit prior to May 1, 2009, please see OPTIONAL ESTATEPLUS BENEFIT in the prospectus for details. If original owner of the contract elected the optional EstatePlus death benefit prior to May 1, 2009, please see OPTIONAL ESTATEPLUS DEATH BENEFIT in APPENDIX E -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION in the prospectus for details.



For contracts issued in Washington prior to May 1, 2010, the standard death benefit is only available to contract owners or Continuing Spouses who are age 82 and younger.



DEATH BENEFIT DEFINED TERMS


Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.



THE FOLLOWING IS THE DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN MAY 1, 2009 AND APRIL 30, 2010.



STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:


If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or


     2. Net Purchase Payments



If you contract was issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or


     2. The lesser of:


          a.  Net Purchase Payments; or


          b.  125% of Contract value.



STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:


If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or


     2. Purchase Payments reduced by any Withdrawal Adjustment.



If you contract was issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or


     2. The lesser of:


          a.  Net Purchase Payments; or


          b.  125% of Contract value.



THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN MAY 1, 2009 AND APRIL 30, 2010.



STANDARD DEATH BENEFIT PAYABLE UPON A CONTINUING SPOUSE'S DEATH WITHOUT ELECTION OF A LIVING BENEFIT:


If the Continuing Spouse is age 82 or younger on the Continuation Date, the standard death benefit will be the greater of:


     1. Contract value; or


     2. Continuation Net Purchase Payments



If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:


     1. Contract value; or


     2. The lesser of:


          a  Continuation Net Purchase Payments; or


          b.  125% of Contract value.



If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.



STANDARD DEATH BENEFIT PAYABLE UPON A CONTINUING SPOUSE'S DEATH WITH ELECTION OF A LIVING BENEFIT:


If the Continuing Spouse is age 82 or younger on the Continuation Date, the standard death benefit will be the greater of:


     1. Contract value; or


     2. Continuation Purchase Payments reduced by any Withdrawal Adjustment after the Continuation Date.



If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:


     1. Contract value; or


     2. The lesser of:


          a.  Continuation Net Purchase Payments; or


          b.  125% of Contract value.



If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2009.



STANDARD DEATH BENEFIT


If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or


     2. Net Purchase Payments.



If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or


     2. The lesser of:


          a.  Net Purchase Payments; or


          b.  125% of Contract value.





OPTIONAL ENHANCED DEATH BENEFITS


If you elected the Purchase Payment Accumulation or the Maximum Anniversary Value death benefit option, the fee is 0.25% of the average daily net asset value allocated to the Variable Portfolios.



PURCHASE PAYMENT ACCUMULATION OPTION


The death benefit is the greatest of:


     1. Contract value; or


     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the 75th birthday; or


     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the seventh contract anniversary.



Purchase Payment Accumulation was not available in New York and Washington.



MAXIMUM ANNIVERSARY VALUE OPTION


The death benefit is the greatest of:


     1. Contract value; or


     2. Net Purchase Payments; or


     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.



If you purchased your contract prior to May 1, 2007, under the Maximum Anniversary Value option, if you die on or after your 90th birthday, the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of death.



THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2009.



STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:


     1. Contract value; or


     2. Continuation Net Purchase Payments.



If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:


     1. Contract value; or


     2. The lesser of:


          a.  Continuation Net Purchase Payments; or


          b.  125% of the contract value.



If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.



PURCHASE PAYMENT ACCUMULATION OPTION PAYABLE UPON CONTINUING SPOUSE'S DEATH


If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:


     1. Contract value; or


     2. Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments received after the Continuing Spouse's 75th birthday; or


     3. Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary.



If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:


     1. Contract value; or


     2. Continuation Net Purchase Payments; or


     3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments received since that anniversary date.



If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.



If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the fee for the Purchase Payment Accumulation will no longer be deducted as of the Continuation Date.



Purchase Payment Accumulation was not available in New York and Washington.



MAXIMUM ANNIVERSARY VALUE OPTION PAYABLE UPON CONTINUING SPOUSE'S DEATH


If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:


     1. Contract value; or


     2. Continuation Net Purchase Payments; or


     3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.



If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.



If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.



If the contract was issued prior to May 1, 2007, and the Continuing Spouse is age 86 and older on the Continuation Date or age 90 and older at death, the death benefit is equal to the contract value.

  Please forward a copy (without charge) of the Polaris Choice(III) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ---------------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------



  Return to:  Issuing Company ------------------------------------------
  Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299

                     STATEMENT OF ADDITIONAL INFORMATION


              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS


                                   ISSUED BY

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              IN CONNECTION WITH

                         FS VARIABLE SEPARATE ACCOUNT

            POLARIS CHOICE AND POLARIS CHOICE III VARIABLE ANNUITIES


      This Statement of Additional Information is not a prospectus; it should be read with the prospectus, May 1, 2010, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or by written request to:




                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299



                         The Date of this Statement of
                           Additional Information is
                                   May 1, 2010

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Separate Account and the Company..........................................     3

General Account...........................................................     4

Support Agreement Between the Company and American International Group....     5

Master-Feeder Structure for Polaris Choice III Contracts..................     5

Performance Data..........................................................     6

Annuity Income Payments...................................................     9

Annuity Unit Values.......................................................    10

Market Value Adjustment ("MVA") for Contracts Issued Before May 2, 2005...    12

Taxes.....................................................................    14

Broker-Dealer Firms Receiving Revenue Sharing Payments....................    24

Distribution of Contracts.................................................    25

Financial Statements......................................................    25

                               SEPARATE ACCOUNT


      FS Variable Separate Account ("Separate Account") was originally established by First SunAmerica Life Insurance Company (the "Company") on September 9, 1994, pursuant to the provisions of New York law, as a segregated asset account of the Company. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. The Company is a New York-domiciled life insurance company principally engaged in the business of writing annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.


      The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

      The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios ("Underlying Funds"). The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable Annuity Income Payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges.

      The basic objective of a variable annuity contract is to provide variable Annuity Income Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable Annuity Income Payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable Annuity Income Payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

      Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable Annuity Income Payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable Annuity Income Payments).

                        AMERICAN HOME ASSURANCE COMPANY


      All references in this SAI to American Home Assurance Company ("American Home") apply only to contracts with a date of issue of January 31, 2008 or earlier. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.


                                 GENERAL ACCOUNT

      The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available fixed account options and/or available DCA fixed accounts in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

      The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

     SUPPORT AGREEMENT BETWEEN THE COMPANY AND AMERICAN INTERNATIONAL GROUP
     ----------------------------------------------------------------------



     The Company has a support agreement in effect between the Company and American International Group (the "Support Agreement"), pursuant to which American International Group has agreed that American International Group will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, American International Group will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by American International Group to any person of any obligations of the Company. American International Group may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against American International Group and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against American International Group on behalf of the Company.


            MASTER-FEEDER STRUCTURE FOR POLARIS CHOICE III CONTRACTS

The following underlying funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management Corp. ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the Portfolio ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

   o Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

   o Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

                               PERFORMANCE DATA


      From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

      We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

      The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

      For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).


      Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

      Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

      Base Period Return = (EV-SV-CMF)/(SV)

      where:

SV. =   value of one Accumulation Unit at the start of a 7 day period
EV. =   value of one Accumulation Unit at the end of the 7 day period
CMF = an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days

      The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of contract owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Cash Management Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

      The current yield is then obtained by annualizing the Base Period Return:

      Current Yield = (Base Period Return) x (365/7)

      The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

      Effective Yield = [(Base Period Return + 1) 365/7 - 1]

      For the seven day period ended December 31, 2002, the effective yield for the Cash Management Portfolio was -0.51%. The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

      Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.

OTHER VARIABLE PORTFOLIOS

     The Variable Portfolios of the Separate Account compute their performance data as "total return."

     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula.

         P(1+T)(n) = ERV

         where:

         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof).





      The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.

      These rates of return do not reflect election of the optional features. As a fee is charged for optional features, the rates of return would be lower if these features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.

POLARIS PORTFOLIO ALLOCATOR MODELS PERFORMANCE

      The Separate Account also computes "total return" data for each of the Polaris Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

      Total return for a Polaris Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.





                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

      The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Annuity Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

      The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Annuity Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Annuity Income Payment. The number of Annuity Units determined for the first variable Annuity Income Payment remains constant for the second and subsequent monthly variable Annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

      For fixed Annuity Income Payments, the amount of the second and each subsequent monthly Annuity Income Payment is the same as that determined above for the first monthly payment.

      For variable Annuity Income Payments, the amount of the second and each subsequent monthly Annuity Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each Annuity Income Payment is due.

                               ANNUITY UNIT VALUES

      The value of an Annuity Unit is determined independently for each Variable Portfolio.

      The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable Annuity Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable Annuity Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable Annuity Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for Annuity Income Payments to increase (or not to decrease).

      The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Annuity Income Payment will vary accordingly.

      For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

      The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.


      The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

      (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

      (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

      The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

      ILLUSTRATIVE EXAMPLE

      Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

NIF =   ($11.46/$11.44)
    =   1.00174825

      The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Annuity Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Annuity Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/(1/12)/] = 0.99713732

      In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

      To determine the initial payment, the initial annuity income payment for variable annuitization is calculated based on Our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

      The NIF measures the performance of the funds that are basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is less that one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

      ILLUSTRATIVE EXAMPLE

      Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Annuity Income Payment date is $13.327695.

      P's first variable Annuity Income Payment is determined from annuity factor tables, using the information assumed above. From the tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable Annuity Income Payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

             First Payment = $4.79 x ($116,412.31/$1,000) = $557.61

      The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable Annuity Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $557.61/$13.256932 = 42.062143

      P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 42.062143 x $13.327695 = $560.59

      The third and subsequent variable Annuity Income Payments are computed in a manner similar to the second variable Annuity Income Payment.

      Note that the amount of the first variable Annuity Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.

    MARKET VALUE ADJUSTMENT ("MVA") FOR CONTRACTS ISSUED BEFORE MAY 2, 2005

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we could credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

     where:

       I is the interest rate you are earning on the money invested in the Fixed Account;

       J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

       N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

       L is 0.0025

We do not assess an MVA against withdrawals under the following circumstances:

     - If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;

     - If a withdrawal or transfer is made within 30 days after the end of a guarantee period;

     -   If a withdrawal or transfer is made to pay contract fees and charges;

     -   To pay a death benefit; and

     -   Upon beginning an income option, if occurring on the Latest Annuity
         Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.


If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified contract.


For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the

Contracts should seek competent financial advice about the tax consequences of any distributions.


On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     -   after attainment of age 59 1/2;

     -   when paid to your beneficiary after you die;

     -   after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     -   dividends paid with respect to stock of a corporation described in IRC
         Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     -   distributions from IRAs for higher education expenses;

     -   distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal income tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 expanded the reservist provision to include all individuals called up to active duty since September 11, 2001.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a Qualified contract may be rolled directly over to a Roth IRA.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS


Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.


MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS


Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the (other than a plan funded with IRAs) assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)


TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS


The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules could have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a contract or custodial account in a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.


In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES


Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it would consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. The IRS made this earlier guidance permanent in Revenue Procedure 2008-24, superseding Notice 2003-51, although it shortened the presumption period from 24 months to 12 months. Revenue Procedure 2008-24 provides that a transfer will be treated as a tax-free exchange under Code section 1035 if either (a) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in exchange (the date of transfer); or (b) the taxpayer demonstrates that one of the conditions described in Code section 72(q) or any similar life event (such as divorce or loss of employment) occurred between the date of the transfer and the date of the withdrawal or surrender. We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied. Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.


QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.


One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2010 is the lesser of 100% of includible compensation or $16,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2010 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2010 may not exceed the lesser of $49,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or
Roth) contribution for 2010 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2010. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $89,000, your contribution may be fully deductible; if your income is between $89,000 and $109,000, your contribution may be partially deductible and if your income is $109,000 or more, your contribution may not be deductible. If you are single and your income is less than $56,000, your contribution may be fully deductible; if your income is between $56,000 and $66,000, your contribution may be partially deductible and if your income is $66,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is and if your modified AGI is between $167,000 and $177,000, your contribution may be partially deductible.



(d) Roth IRAs


Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2010 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2010. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $167,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $105,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA.


Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the

Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                               BROKER-DEALER FIRMS
                       RECEIVING REVENUE SHARING PAYMENTS


The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2009, from SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.



AmTrust Investment Services, Inc.
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Financial Network Investment Corporation
FSC Securities Corp.
ING Financial Partners, Inc.
LPL Financial Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
Summit Brokerage Services, Inc.
UBS Financial Services Inc.
WAMU Investments, Inc.


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                            DISTRIBUTION OF CONTRACTS


     The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS

The following financial statements of FS Variable Separate Account are included in this Statement of Additional Information:


            -     Report of Independent Registered Public Accounting Firm
            -     Statement of Assets and Liabilities as of December 31, 2009
            -     Schedule of Portfolio Investments as of December 31, 2009
            - Statement of Operations for the year ended December 31, 2009, except as indicated
            - Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, except as indicated
            -     Notes to Financial Statements


The following financial statements of First SunAmerica Life Insurance Company are included in this Statement of Additional Information:


            -     Report of Independent Registered Public Accounting Firm
            -     Balance Sheet as of December 31, 2009 and 2008
            - Statement of Income and Comprehensive Income for the years ended December 31, 2009, 2008 and 2007
            - Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007
            -     Notes to Financial Statements


The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

The following statutory financial statements of American Home Assurance Company are included in this Statement of Additional Information:


            -     Report of Independent Auditors
            - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2009 and 2008
            - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2009, 2008 and 2007
            - Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007
            -     Notes to Statutory Basis Financial Statements

You should only consider the statutory financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued on or before January 31, 2008, at 4 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.


PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for American Home Assurance Company. The audited financial statements referred to above are included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                          FS VARIABLE SEPARATE ACCOUNT

                                       OF

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2009 AND 2008

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

                                    CONTENTS

Report of Independent Registered Public Accounting Firm  ...................    1
Statement of Assets and Liabilities, December 31, 2009 .....................    2
Schedule of Portfolio Investments, December 31, 2009 .......................   18
Statement of Operations, for the year ended December 31, 2009 ..............   19
Statement of Changes in Net Assets, for the year ended December 31, 2009 ...   33
Statement of Changes in Net Assets, for the year ended December 31, 2008 ...   47
Notes to Financial Statements ..............................................   61

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, FS Variable Separate Account:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Separate Account, a separate account of First SunAmerica Life Insurance Company (the "Separate Account") at December 31, 2009, and the results of their operations for the periods indicated and the changes in each of their net assets for the periods indicated in each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
April 27, 2010

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                Government                                                Government
                                                    and                                                      and
                           Asset      Capital     Quality               Natural    Asset      Capital      Quality
                        Allocation Appreciation    Bond      Growth    Resources Allocation Appreciation     Bond      Growth
                         Portfolio   Portfolio   Portfolio  Portfolio  Portfolio  Portfolio   Portfolio   Portfolio   Portfolio
                         (Class 1)   (Class 1)   (Class 1)  (Class 1)  (Class 1)  (Class 3)   (Class 3)   (Class 3)   (Class 3)
                        ---------- ------------ ---------- ---------- ---------- ---------- ------------ ----------- ----------
Assets:
   Investments in
      Trusts, at net
      asset value       $4,814,637  $10,927,035 $8,599,798 $6,025,306 $4,829,005 $2,499,747  $16,185,271 $28,711,309 $7,462,189
   Dividends
      receivable                 0            0          0          0          0          0            0           0          0
                        ----------  ----------- ---------- ---------- ---------- ----------  ----------- ----------- ----------
      Total assets      $4,814,637  $10,927,035 $8,599,798 $6,025,306 $4,829,005 $2,499,747  $16,185,271 $28,711,309 $7,462,189
Liabilities:                     0            0          0          0          0          0            0           0          0
                        ----------  ----------- ---------- ---------- ---------- ----------  ----------- ----------- ----------
Net assets:             $4,814,637  $10,927,035 $8,599,798 $6,025,306 $4,829,005 $2,499,747  $16,185,271 $28,711,309 $7,462,189
                        ==========  =========== ========== ========== ========== ==========  =========== =========== ==========
   Accumulation units   $4,628,943  $10,800,814 $8,454,411 $5,967,827 $4,829,005 $2,499,747  $16,185,271 $28,711,309 $7,462,189
   Contracts in payout
      (annuitization)
      period               185,694      126,221    145,387     57,479          0          0            0           0          0
                        ----------  ----------- ---------- ---------- ---------- ----------  ----------- ----------- ----------
      Total net assets: $4,814,637  $10,927,035 $8,599,798 $6,025,306 $4,829,005 $2,499,747  $16,185,271 $28,711,309 $7,462,189
                        ==========  =========== ========== ========== ========== ==========  =========== =========== ==========
Accumulation units
   outstanding:            195,126      251,946    445,901    202,291     93,613    107,044      457,119   1,567,119    271,693
                        ==========  =========== ========== ========== ========== ==========  =========== =========== ==========

    The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                                                                                                  Davis
                          Natural  Aggressive   Alliance             Blue Chip  Capital     Cash     Corporate   Venture
                         Resources   Growth      Growth    Balanced    Growth    Growth  Management    Bond       Value
                         Portfolio  Portfolio  Portfolio   Portfolio Portfolio Portfolio  Portfolio  Portfolio  Portfolio
                         (Class 3)  (Class 1)  (Class 1)   (Class 1) (Class 1) (Class 1)  (Class 1)  (Class 1)  (Class 1)
                        ---------- ---------- ----------- ---------- --------- --------- ---------- ---------- -----------
Assets:
   Investments in
      Trusts, at net
      asset value       $8,506,937 $1,995,706 $11,652,077 $4,009,735  $896,360  $556,944 $6,187,757 $5,354,550 $20,066,885
   Dividends receivable          0          0           0          0         0         0          0          0           0
                        ---------- ---------- ----------- ----------  --------  -------- ---------- ---------- -----------
      Total assets      $8,506,937 $1,995,706 $11,652,077 $4,009,735  $896,360  $556,944 $6,187,757 $5,354,550 $20,066,885
Liabilities:                     0          0           0          0         0         0          0          0           0
                        ---------- ---------- ----------- ----------  --------  -------- ---------- ---------- -----------
Net assets:             $8,506,937 $1,995,706 $11,652,077 $4,009,735  $896,360  $556,944 $6,187,757 $5,354,550 $20,066,885
                        ========== ========== =========== ==========  ========  ======== ========== ========== ===========
   Accumulation units   $8,506,937 $1,973,461 $11,323,327 $3,967,020  $896,360  $556,944 $6,149,931 $5,185,716 $19,752,654
   Contracts in payout
      (annuitization)
      period                     0     22,245     328,750     42,715         0         0     37,826    168,834     314,231
                        ---------- ---------- ----------- ----------  --------  -------- ---------- ---------- -----------
      Total net assets: $8,506,937 $1,995,706 $11,652,077 $4,009,735  $896,360  $556,944 $6,187,757 $5,354,550 $20,066,885
                        ========== ========== =========== ==========  ========  ======== ========== ========== ===========
Accumulation units
   outstanding:            188,193    179,178     384,009    264,181   154,942    79,753    457,045    245,067     616,932
                        ========== ========== =========== ==========  ========  ======== ========== ========== ===========

    The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                         "Dogs" of   Emerging      Equity    Fundamental   Global     Global       Growth      Growth-  High-Yield
                        Wall Street   Markets  Opportunities    Growth      Bond     Equities  Opportunities   Income      Bond
                         Portfolio   Portfolio   Portfolio    Portfolio   Portfolio  Portfolio   Portfolio    Portfolio  Portfolio
                         (Class 1)  (Class 1)    (Class 1)    (Class 1)   (Class 1)  (Class 1)   (Class 1)    (Class 1)  (Class 1)
                        ----------- ---------- ------------- ----------- ---------- ---------- ------------- ---------  ---------
Assets:
   Investments in
      Trusts, at net
      asset value        $1,157,504 $4,027,781   $3,219,225   $3,142,876 $2,731,498 $2,390,781   $479,989    $7,982,777 $5,273,300
   Dividends receivable           0          0            0            0          0          0          0             0          0
                         ---------- ----------   ----------   ---------- ---------- ----------   --------    ---------- ----------
      Total assets       $1,157,504 $4,027,781   $3,219,225   $3,142,876 $2,731,498 $2,390,781   $479,989    $7,982,777 $5,273,300
Liabilities:                      0          0            0            0          0          0          0             0          0
                         ---------- ----------   ----------   ---------- ---------- ----------   --------    ---------- ----------
Net assets:              $1,157,504 $4,027,781   $3,219,225   $3,142,876 $2,731,498 $2,390,781   $479,989    $7,982,777 $5,273,300
                         ========== ==========   ==========   ========== ========== ==========   ========    ========== ==========
   Accumulation units    $1,151,776 $3,948,989   $3,178,325   $3,132,170 $2,611,965 $2,382,777   $479,989    $7,926,257 $5,245,576
   Contracts in payout
      (annuitization)
      period                  5,728     78,792       40,900       10,706    119,533      8,004          0        56,520     27,724
                         ---------- ----------   ----------   ---------- ---------- ----------   --------    ---------- ----------
      Total net assets:  $1,157,504 $4,027,781   $3,219,225   $3,142,876 $2,731,498 $2,390,781   $479,989    $7,982,777 $5,273,300
                         ========== ==========   ==========   ========== ========== ==========   ========    ========== ==========
Accumulation units
   outstanding:             107,196    202,309      198,476      200,267    125,515    126,957     96,120       324,465    268,143
                         ========== ==========   ==========   ========== ========== ==========   ========    ========== ==========

    The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                      International      MFS
                        International     Growth    Massachusetts     MFS                                                   Total
                         Diversified        and       Investors      Total     Mid-Cap     Real                 Telecom    Return
                          Equities        Income        Trust        Return     Growth    Estate   Technology   Utility     Bond
                          Portfolio     Portfolio     Portfolio    Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
                          (Class 1)     (Class 1)     (Class 1)    (Class 1)  (Class 1)  (Class 1)  (Class 1)  (Class 1) (Class 1)
                        ------------- ------------- ------------- ---------- ---------- ---------- ---------- ---------- ----------
Assets:
   Investments in
      Trusts, at net
      asset value         $3,439,741    $3,488,884    $3,702,865  $8,429,102 $2,623,238 $1,974,109  $285,225  $1,149,385 $2,535,349
   Dividends receivable            0             0             0           0          0          0         0           0          0
                          ----------    ----------    ----------  ---------- ---------- ----------  --------  ---------- ----------
      Total assets        $3,439,741    $3,488,884    $3,702,865  $8,429,102 $2,623,238 $1,974,109  $285,225  $1,149,385 $2,535,349
Liabilities:                       0             0             0           0          0          0         0           0          0
                          ----------    ----------    ----------  ---------- ---------- ----------  --------  ---------- ----------
Net assets:               $3,439,741    $3,488,884    $3,702,865  $8,429,102 $2,623,238 $1,974,109  $285,225  $1,149,385 $2,535,349
                          ==========    ==========    ==========  ========== ========== ==========  ========  ========== ==========
   Accumulation units     $3,408,798    $3,461,767    $3,680,436  $8,141,641 $2,614,594 $1,967,764  $285,225  $1,142,593 $2,459,707
   Contracts in payout
      (annuitization)
      period                  30,943        27,117        22,429     287,461      8,644      6,345         0       6,792     75,642
                          ----------    ----------    ----------  ---------- ---------- ----------  --------  ---------- ----------
      Total net assets:   $3,439,741    $3,488,884    $3,702,865  $8,429,102 $2,623,238 $1,974,109  $285,225  $1,149,385 $2,535,349
                          ==========    ==========    ==========  ========== ========== ==========  ========  ========== ==========
Accumulation units
   outstanding:              274,122       260,669       174,253     325,970    267,269    104,904   138,511      79,279    100,191
                          ==========    ==========    ==========  ========== ========== ==========  ========  ========== ==========

    The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                               American    American              American
                                                 Funds      Funds     American     Funds
                                                 Asset      Global     Funds      Growth-                Blue
                        Aggressive  Alliance  Allocation   Growth     Growth      Income                 Chip     Capital
                          Growth     Growth      SAST       SAST       SAST        SAST    Balanced     Growth    Growth
                         Portfolio  Portfolio Portfolio   Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
                         (Class 3)  (Class 3)  (Class 3)  (Class 3)  (Class 3)  (Class 3)  (Class 3)  (Class 3)  (Class 3)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Assets:
   Investments in
      Trusts, at net
      asset value       $1,033,878 $8,095,527 $1,861,924 $6,514,268 $6,542,389 $7,615,960 $  983,825 $1,506,109 $2,712,195
   Dividends receivable          0          0          0          0          0          0          0          0          0
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
      Total assets      $1,033,878 $8,095,527 $1,861,924 $6,514,268 $6,542,389 $7,615,960 $  983,825 $1,506,109 $2,712,195
Liabilities:                     0          0          0          0          0          0          0          0          0
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Net assets:             $1,033,878 $8,095,527 $1,861,924 $6,514,268 $6,542,389 $7,615,960 $  983,825 $1,506,109 $2,712,195
                        ========== ========== ========== ========== ========== ========== ========== ========== ==========
   Accumulation units   $1,033,878 $8,095,527 $1,861,924 $6,514,268 $6,542,389 $7,615,960 $  983,825 $1,506,109 $2,712,195
   Contracts in payout
      (annuitization)
      period                     0          0          0          0          0          0          0          0          0
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
      Total net assets: $1,033,878 $8,095,527 $1,861,924 $6,514,268 $6,542,389 $7,615,960 $  983,825 $1,506,109 $2,712,195
                        ========== ========== ========== ========== ========== ========== ========== ========== ==========
Accumulation units
   outstanding:             95,750    285,087    201,680    637,110    742,619    892,987     67,333    263,250    391,049
                        ========== ========== ========== ========== ========== ========== ========== ========== ==========

    The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                                   Davis      "Dogs"
                           Cash      Corporate    Venture     of Wall   Emerging      Equity      Foreign   Fundamental   Global
                         Management     Bond       Value      Street     Markets  Opportunities    Value       Growth      Bond
                         Portfolio   Portfolio   Portfolio   Portfolio  Portfolio   Portfolio    Portfolio   Portfolio   Portfolio
                         (Class 3)   (Class 3)   (Class 3)   (Class 3)  (Class 3)   (Class 3)    (Class 3)   (Class 3)   (Class 3)
                        ----------- ----------- ----------- ---------- ---------- ------------- ----------- ----------- ----------
Assets:
   Investments in
      Trusts, at net
      asset value       $12,943,778 $21,246,873 $21,381,236 $1,034,956 $8,178,986   $1,382,672  $16,917,906  $4,300,384 $5,634,101
   Dividends receivable           0           0           0          0          0            0            0           0          0
                        ----------- ----------- ----------- ---------- ----------   ----------  -----------  ---------- ----------
      Total assets      $12,943,778 $21,246,873 $21,381,236 $1,034,956 $8,178,986   $1,382,672  $16,917,906  $4,300,384 $5,634,101
Liabilities:                      0           0           0          0          0            0            0           0          0
                        ----------- ----------- ----------- ---------- ----------   ----------  -----------  ---------- ----------
Net assets:             $12,943,778 $21,246,873 $21,381,236 $1,034,956 $8,178,986   $1,382,672  $16,917,906  $4,300,384 $5,634,101
                        =========== =========== =========== ========== ==========   ==========  ===========  ========== ==========
   Accumulation units   $12,853,431 $21,246,873 $21,381,236 $1,034,956 $8,178,986   $1,382,672  $16,917,906  $4,300,384 $5,634,101
   Contracts in payout
      (annuitization)
      period                 90,347           0           0          0          0            0            0           0          0
                        ----------- ----------- ----------- ---------- ----------   ----------  -----------  ---------- ----------
      Total net assets: $12,943,778 $21,246,873 $21,381,236 $1,034,956 $8,178,986   $1,382,672  $16,917,906  $4,300,384 $5,634,101
                        =========== =========== =========== ========== ==========   ==========  ===========  ========== ==========
Accumulation units
   outstanding:             982,999   1,033,682     739,671     98,526    428,555       89,751    1,070,788     300,518    276,313
                        =========== =========== =========== ========== ==========   ==========  ===========  ========== ==========

    The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                                                                                                 MFS
                                                                     International International   Marsico  Massachusetts     MFS
                          Global      Growth     Growth   High-Yield  Diversified    Growth and    Focused    Investors      Total
                         Equities Opportunities  -Income     Bond       Equities       Income      Growth      Trust        Return
                        Portfolio   Portfolio   Portfolio  Portfolio   Portfolio     Portfolio    Portfolio   Portfolio    Portfolio
                        (Class 3)   (Class 3)   (Class 3)  (Class 3)   (Class 3)     (Class 3)    (Class 3)   (Class 3)    (Class 3)
                       ---------- ------------- --------- ---------- ------------- ------------- ---------- ------------- ----------
Assets:
   Investments in
      Trusts, at net
      asset value      $1,772,927   $3,835,506   $652,024 $3,358,939  $11,683,893   $12,567,396  $2,091,297   $5,372,230  $8,812,134
   Dividends
      receivable                0            0          0          0            0             0           0            0           0
                       ----------   ----------   -------- ----------  -----------   -----------  ----------   ----------  ----------
      Total assets     $1,772,927   $3,835,506   $652,024 $3,358,939  $11,683,893   $12,567,396  $2,091,297   $5,372,230  $8,812,134
Liabilities:                    0            0          0          0            0             0           0            0           0
                       ----------   ----------   -------- ----------  -----------   -----------  ----------   ----------  ----------
Net assets:            $1,772,927   $3,835,506   $652,024 $3,358,939  $11,683,893   $12,567,396  $2,091,297   $5,372,230  $8,812,134
                       ==========   ==========   ======== ==========  ===========   ===========  ==========   ==========  ==========
   Accumulation units  $1,772,927   $3,835,506   $652,024 $3,358,939  $11,683,893   $12,567,396  $2,091,297   $5,372,230  $8,812,134
   Contracts in payout
      (annuitization)
      period                    0            0          0          0            0             0           0            0           0
                       ----------   ----------   -------- ----------  -----------   -----------  ----------   ----------  ----------
      Total net
         assets:       $1,772,927   $3,835,506   $652,024 $3,358,939  $11,683,893   $12,567,396  $2,091,297   $5,372,230  $8,812,134
                       ==========   ==========   ======== ==========  ===========   ===========  ==========   ==========  ==========
Accumulation units
   outstanding:           100,765      766,648     29,881    184,146      961,374     1,004,459     209,617      287,485     387,504
                       ==========   ==========   ======== ==========  ===========   ===========  ==========   ==========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                                Small &      Small                           Total
                          Mid-Cap      Real     Mid Cap     Company              Telecom     Return    Capital
                          Growth      Estate     Value       Value   Technology  Utility      Bond      Growth    Comstock
                         Portfolio  Portfolio  Portfolio   Portfolio  Portfolio Portfolio  Portfolio  Portfolio   Portfolio
                         (Class 3)  (Class 3)  (Class 3)   (Class 3)  (Class 3) (Class 3)  (Class 3)  (Class II)  (Class II)
                        ---------- ---------- ----------- ---------- ---------- --------- ----------- ---------- -----------
Assets:
   Investments in
      Trusts, at net
      asset value       $4,235,266 $8,413,904 $16,126,683 $5,137,580 $1,354,489  $572,716 $11,673,085  $629,870  $7,602,226
   Dividends receivable          0          0           0          0          0         0           0         0           0
                        ---------- ---------- ----------- ---------- ----------  -------- -----------  --------  ----------
      Total assets      $4,235,266 $8,413,904 $16,126,683 $5,137,580 $1,354,489  $572,716 $11,673,085  $629,870  $7,602,226
Liabilities:                     0          0           0          0          0         0           0         0           0
                        ---------- ---------- ----------- ---------- ----------  -------- -----------  --------  ----------
Net assets:             $4,235,266 $8,413,904 $16,126,683 $5,137,580 $1,354,489  $572,716 $11,673,085  $629,870  $7,602,226
                        ========== ========== =========== ========== ==========  ======== ===========  ========  ==========
   Accumulation units   $4,235,266 $8,413,904 $16,126,683 $5,137,580 $1,354,489  $572,716 $11,673,085  $629,870  $7,602,226
   Contracts in payout
      (annuitization)
      period                     0          0           0          0          0         0           0         0           0
                        ---------- ---------- ----------- ---------- ----------  -------- -----------  --------  ----------
      Total net assets: $4,235,266 $8,413,904 $16,126,683 $5,137,580 $1,354,489  $572,716 $11,673,085  $629,870  $7,602,226
                        ========== ========== =========== ========== ==========  ======== ===========  ========  ==========
Accumulation units
   outstanding:            443,352    489,433   1,035,009    653,304    673,066    40,649     528,169    67,920     700,802
                        ========== ========== =========== ========== ==========  ======== ===========  ========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                           Growth
                            and      Diversified    Equity              LargeCap   LargeCap   MidCap     Money    Mortgage
                           Income   International   Income     Income    Blend      Growth     Blend     Market  Securities
                         Portfolio     Account      Account   Account  Account II  Account    Account   Account    Account
                         (Class II)   (Class 2)    (Class 2) (Class 2)  (Class 2) (Class 2)  (Class 2) (Class 2)  (Class 2)
                        ----------- ------------- ---------- --------- ---------- --------- ---------- --------- ----------
Assets:
   Investments in
      Trusts, at net
      asset value       $18,697,780    $470,303   $1,041,372  $308,706   $95,490   $49,180  $1,687,684  $178,972   $1,785
   Dividends receivable           0           0            0         0         0         0           0         0        0
                        -----------    --------   ----------  --------   -------   -------  ----------  --------   ------
      Total assets      $18,697,780    $470,303   $1,041,372  $308,706   $95,490   $49,180  $1,687,684  $178,972   $1,785
Liabilities:                      0           0            0         0         0         0           0         0        0
                        -----------    --------   ----------  --------   -------   -------  ----------  --------   ------
Net assets:             $18,697,780    $470,303   $1,041,372  $308,706   $95,490   $49,180  $1,687,684  $178,972   $1,785
                        ===========    ========   ==========  ========   =======   =======  ==========  ========   ======
   Accumulation units   $18,697,780    $470,303   $1,041,372  $308,706   $95,490   $49,180  $1,687,684  $178,972   $1,785
   Contracts in payout
      (annuitization)
      period                      0           0            0         0         0         0           0         0        0
                        -----------    --------   ----------  --------   -------   -------  ----------  --------   ------
      Total net assets: $18,697,780    $470,303   $1,041,372  $308,706   $95,490   $49,180  $1,687,684  $178,972   $1,785
                        ===========    ========   ==========  ========   =======   =======  ==========  ========   ======
Accumulation units
   outstanding:           1,498,350      81,570      128,587    37,750    16,785     8,239     203,119    30,188      245
                        ===========    ========   ==========  ========   =======   =======  ==========  ========   ======

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                          Principal      Real                    SAM          SAM        SAM       SAM
                           Capital      Estate      SAM     Conservative Conservative  Flexible Strategic Short-Term  SmallCap
                        Appreciation Securities   Balanced    Balanced      Growth      Income    Growth    Income     Growth
                           Account     Account   Portfolio    Portfolio    Portfolio  Portfolio Portfolio   Account  Account II
                          (Class 2)   (Class 2)  (Class 2)    (Class 2)    (Class 2)  (Class 2) (Class 2)  (Class 2)  (Class 2)
                        ------------ ---------- ----------- ------------ ------------ --------- --------- ---------- ----------
Assets:
   Investments in
      Trusts, at net
      asset value         $423,978     $23,057  $10,236,599   $267,611    $1,509,098   $991,084  $278,293   $142,002   $14,113
   Dividends receivable          0           0            0          0             0          0         0          0         0
                          --------     -------  -----------   --------    ----------   --------  --------   --------   -------
      Total assets        $423,978     $23,057  $10,236,599   $267,611    $1,509,098   $991,084  $278,293   $142,002   $14,113
Liabilities:                     0           0            0          0             0          0         0          0         0
                          --------     -------  -----------   --------    ----------   --------  --------   --------   -------
Net assets:               $423,978     $23,057  $10,236,599   $267,611    $1,509,098   $991,084  $278,293   $142,002   $14,113
                          ========     =======  ===========   ========    ==========   ========  ========   ========   =======
   Accumulation units     $423,978     $23,057  $10,236,599   $267,611    $1,509,098   $991,084  $278,293   $142,002   $14,113
   Contracts in payout
      (annuitization)
      period                     0           0            0          0             0          0         0          0         0
                          --------     -------  -----------   --------    ----------   --------  --------   --------   -------
      Total net assets:   $423,978     $23,057  $10,236,599   $267,611    $1,509,098   $991,084  $278,293   $142,002   $14,113
                          ========     =======  ===========   ========    ==========   ========  ========   ========   =======
Accumulation units
   outstanding:             38,916       1,620    1,099,459     36,525       164,436    113,930    28,872     19,963     2,718
                          ========     =======  ===========   ========    ==========   ========  ========   ========   =======

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                   Columbia
                         Columbia  Marsico
                           High    Focused                                                                           MTB
                          Yield    Equities                                                  Growth                Managed
                          Fund,     Fund,      Asset      Global                 Growth-      and       Mid Cap  Allocation
                         Variable  Variable Allocation    Growth      Growth      Income     Income      Value     Fund -
                          Series    Series     Fund        Fund        Fund        Fund     Portfolio  Portfolio  Moderate
                        (Class A) (Class A)  (Class 2)  (Class 2)   (Class 2)   (Class 2)  (Class VC) (Class VC)  Growth II
                        --------- --------- ---------- ----------- ----------- ----------- ---------- ---------- ----------
Assets:
   Investments in
      Trusts, at net
      asset value        $293,312  $573,393 $2,069,569 $10,945,587 $10,694,952 $12,870,904 $9,972,867  $190,371   $135,865
   Dividends receivable         0         0          0           0           0           0          0         0          0
                         --------  -------- ---------- ----------- ----------- ----------- ----------  --------   --------
      Total assets       $293,312  $573,393 $2,069,569 $10,945,587 $10,694,952 $12,870,904 $9,972,867  $190,371   $135,865
Liabilities:                    0         0          0           0           0           0          0         0          0
                         --------  -------- ---------- ----------- ----------- ----------- ----------  --------   --------
Net assets:              $293,312  $573,393 $2,069,569 $10,945,587 $10,694,952 $12,870,904 $9,972,867  $190,371   $135,865
                         ========  ======== ========== =========== =========== =========== ==========  ========   ========
   Accumulation units    $293,312  $573,393 $2,069,569 $10,945,587 $10,694,952 $12,870,904 $9,972,867  $190,371   $135,865
   Contracts in payout
      (annuitization)
      period                    0         0          0           0           0           0          0         0          0
                         --------  -------- ---------- ----------- ----------- ----------- ----------  --------   --------
      Total net assets:  $293,312  $573,393 $2,069,569 $10,945,587 $10,694,952 $12,870,904 $9,972,867  $190,371   $135,865
                         ========  ======== ========== =========== =========== =========== ==========  ========   ========
Accumulation units
   outstanding:            17,574    58,840    137,713     519,722     628,545     854,158    984,662    16,254     15,143
                         ========  ======== ========== =========== =========== =========== ==========  ========   ========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                            Franklin
                                           Templeton
                                          VIP Founding
                        Franklin Income      Funds
                        Securities Fund Allocation Fund
                           (Class 2)       (Class 2)
                        --------------- ---------------
Assets:
   Investments in
      Trusts, at net
      asset value          $1,843,992      $2,360,067
   Dividends receivable             0               0
                           ----------      ----------
      Total assets         $1,843,992      $2,360,067
Liabilities:                        0               0
                           ----------      ----------
Net assets:                $1,843,992      $2,360,067
                           ==========      ==========
   Accumulation units      $1,843,992      $2,360,067
   Contracts in payout
      (annuitization)
      period                        0               0
                           ----------      ----------
      Total net assets:    $1,843,992      $2,360,067
                           ==========      ==========
Accumulation units
   outstanding:               196,116         278,168
                           ==========      ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                                      Contracts With Total      Contracts With Total      Contracts With Total
                                                        Expenses of 0.85          Expenses of 1.30        Expenses of 1.52(1)
                                                   ------------------------- ------------------------- -------------------------
                                                                 Unit value                Unit value                Unit value
                                                   Accumulation      of      Accumulation      of      Accumulation      of
                                                       units    accumulation    units     accumulation     units    accumulation
Variable Accounts                                   outstanding     units     outstanding     units     outstanding     units
-----------------                                  ------------ ------------ ------------ ------------ ------------ ------------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                    --      $   --           --       $   --       195,126      $24.68
   Capital Appreciation Portfolio (Class 1)                --          --           --           --       251,946       43.37
   Government and Quality Bond Portfolio (Class 1)         --          --           --           --       445,901       19.28
   Growth Portfolio (Class 1)                              --          --           --           --       202,291       29.78
   Natural Resources Portfolio (Class 1)                   --          --           --           --        93,613       51.58
   Asset Allocation Portfolio (Class 3)                 5,802       13.61           12        10.30        89,268       24.16
   Capital Appreciation Portfolio (Class 3)            99,407       14.20        2,149        10.79       263,265       42.64
   Government and Quality Bond Portfolio (Class 3)     73,208       15.34        6,134        11.13       984,710       18.91
   Growth Portfolio (Class 3)                           6,123       11.08           14         9.39       191,125       29.26
   Natural Resources Portfolio (Class 3)               10,077       10.75        2,838        11.09        78,809       50.62
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                   --      $   --           --       $   --       179,178      $11.14
   Alliance Growth Portfolio (Class 1)                     --          --           --           --       384,009       30.34
   Balanced Portfolio (Class 1)                            --          --           --           --       264,181       15.18
   Blue Chip Growth Portfolio (Class 1)                    --          --           --           --       154,942        5.78
   Capital Growth Portfolio (Class 1)                      --          --           --           --        79,753        6.98
   Cash Management Portfolio (Class 1)                     --          --           --           --       457,045       13.54
   Corporate Bond Portfolio (Class 1)                      --          --           --           --       245,067       21.85
   Davis Venture Value Portfolio (Class 1)                 --          --           --           --       616,932       32.53
   "Dogs" of Wall Street Portfolio (Class 1)               --          --           --           --       107,196       10.80
   Emerging Markets Portfolio (Class 1)                    --          --           --           --       202,309       19.91
   Equity Opportunities Portfolio (Class 1)                --          --           --           --       198,476       16.22
   Fundamental Growth Portfolio (Class 1)                  --          --           --           --       200,267       15.69
   Global Bond Portfolio (Class 1)                         --          --           --           --       125,515       21.77
   Global Equities Portfolio (Class 1)                     --          --           --           --       126,957       18.83
   Growth Opportunities Portfolio (Class 1)                --          --           --           --        96,120        4.99
   Growth-Income Portfolio (Class 1)                       --          --           --           --       324,465       24.60
   High-Yield Bond Portfolio (Class 1)                     --          --           --           --       268,143       19.67
   International Diversified Equities Portfolio
      (Class 1)                                            --          --           --           --       274,122       12.55
   International Growth and Income Portfolio
      (Class 1)                                            --          --           --           --       260,669       13.39
   MFS Massachusetts Investors Trust Portfolio
      (Class 1)                                            --          --           --           --       174,253       21.25
   MFS Total Return Portfolio (Class 1)                    --          --           --           --       325,970       25.85
   Mid-Cap Growth Portfolio (Class 1)                      --          --           --           --       267,269        9.81
   Real Estate Portfolio (Class 1)                         --          --           --           --       104,904       18.82
   Technology Portfolio (Class 1)                          --          --           --           --       138,511        2.06
   Telecom Utility Portfolio (Class 1)                     --          --           --           --        79,279       14.50
   Total Return Bond Portfolio (Class 1)                   --          --           --           --       100,191       25.31
   Aggressive Growth Portfolio (Class 3)                1,060        6.95           19         7.06        47,064       10.89
   Alliance Growth Portfolio (Class 3)                 13,429        7.58           14         9.76       197,292       29.64
   American Funds Asset Allocation SAST Portfolio
      (Class 3)                                            --          --        6,788         9.25        49,236        9.25
   American Funds Global Growth SAST Portfolio
      (Class 3)                                            --          --       18,857        10.33       292,138       10.24
   American Funds Growth SAST Portfolio (Class 3)          --          --        3,572         8.81       354,211        8.84
   American Funds Growth-Income SAST Portfolio
      (Class 3)                                            --          --       15,361         8.70       466,282        8.54
   Balanced Portfolio (Class 3)                            --          --           13         9.80        61,707       14.88
   Blue Chip Growth Portfolio (Class 3)                 5,550        5.63        1,720         9.63       171,956        5.68
   Capital Growth Portfolio (Class 3)                   5,999        7.21           15         9.13       199,583        6.83
   Cash Management Portfolio (Class 3)                  5,608       11.78          235        10.15       601,700       13.29
   Corporate Bond Portfolio (Class 3)                  83,628       18.17        4,693        12.41       576,295       21.35
   Davis Venture Value Portfolio (Class 3)             60,436       13.17       10,626         9.02       453,893       31.88
   "Dogs" of Wall Street Portfolio (Class 3)            1,517       12.94           14         9.11        57,554       10.59
   Emerging Markets Portfolio (Class 3)                 6,690       25.14          130        12.20       204,118       19.50
   Equity Opportunities Portfolio (Class 3)             5,186       10.54           15         8.48        72,043       15.90
   Foreign Value Portfolio (Class 3)                   68,364        9.54        7,466         9.41       677,219       16.64
   Fundamental Growth Portfolio (Class 3)               8,471        6.19           14         9.11       136,816       15.38
   Global Bond Portfolio (Class 3)                     38,765       16.39        2,011        12.13       164,696       21.35
   Global Equities Portfolio (Class 3)                     --          --           16         8.65        49,946       18.43
   Growth Opportunities Portfolio (Class 3)            34,557        5.05        2,508         9.52       392,057        4.90
   Growth-Income Portfolio (Class 3)                    1,815        8.14           15         8.22        18,400       24.10
   High-Yield Bond Portfolio (Class 3)                 30,676       14.20          690         9.72       113,955       19.29
   International Diversified Equities Portfolio
      (Class 3)                                         9,743        8.56           15         9.41       654,448       12.32
   International Growth and Income Portfolio
      (Class 3)                                        54,134       10.86           18         7.84       498,594       13.10
   Marsico Focused Growth Portfolio (Class 3)           3,632        8.83        1,854         9.32       135,233       10.05
   MFS Massachusetts Investors Trust Portfolio
      (Class 3)                                        24,254       10.06        4,160         9.72       149,312       20.87
   MFS Total Return Portfolio (Class 3)                74,903       14.88           12         9.76       239,816       25.36
   Mid-Cap Growth Portfolio (Class 3)                   9,020        8.10           13         9.82       259,551        9.62
   Real Estate Portfolio (Class 3)                     10,690       23.08        4,766         6.60       232,824       18.46
   Small & Mid Cap Value Portfolio (Class 3)           48,402        9.49        4,941         9.86       500,263       16.42
   Small Company Value Portfolio (Class 3)             48,420        8.03        2,407         8.53       309,163        7.84
   Technology Portfolio (Class 3)                       3,094        2.03           15         9.13       425,160        2.02
   Telecom Utility Portfolio (Class 3)                     --          --           13        10.65        27,343       14.24
   Total Return Bond Portfolio (Class 3)               40,663       17.66       25,751        12.24       227,056       24.85
VAN KAMPEN LIFE INVESTMENT TRUST (Class II):
   Capital Growth Portfolio                            10,207        9.61           14        10.05        35,635        9.27
   Comstock Portfolio                                 104,970      $11.48        4,838       $ 8.36       360,671      $10.95
   Growth and Income Portfolio                        109,346       13.44        5,552         8.98       858,519       12.64
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
   (Class 2):
   Diversified International Account                       --      $   --           --       $   --            --      $   --
   Equity Income Account                                   --          --           --           --            --          --
   Income Account                                          --          --           --           --            --          --
   LargeCap Blend Account II                               --          --           --           --            --          --
   LargeCap Growth Account                                 --          --           --           --            --          --
   MidCap Blend Account                                    --          --           --           --            --          --
   Money Market Account                                    --          --           --           --            --          --
   Mortgage Securities Account                             --          --           --           --            --          --
   Principal Capital Appreciation Account                  --          --           --           --            --          --
   Real Estate Securities Account                          --          --           --           --            --          --
   SAM Balanced Portfolio                                  --          --           --           --         8,370        9.41
   SAM Conservative Balanced Portfolio                     --          --           --           --            --          --
   SAM Conservative Growth Portfolio                       --          --           --           --            --          --
   SAM Flexible Income Portfolio                           --          --           --           --            --          --
   SAM Strategic Growth Portfolio                          --          --           --           --            --          --
   Short-Term Income Account                               --          --           --           --            --          --
   SmallCap Growth Account II                              --          --           --           --            --          --
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
   (Class A):
   Columbia High Yield Fund, Variable Series               --      $   --           --       $   --         5,518      $16.76
   Columbia Marsico Focused Equities Fund,
      Variable Series                                      --          --           --           --        26,840        9.81
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                              137,713      $15.03           --       $   --            --      $   --
   Global Growth Fund                                  96,964       21.95           --           --       346,857       20.91
   Growth Fund                                         97,197       17.77           --           --       419,510       16.93
   Growth-Income Fund                                 176,396       15.68           --           --       568,834       14.94
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                         52,818      $10.82        2,201       $ 7.91       550,906      $10.28
   Mid Cap Value Portfolio                             16,254       11.71           --           --            --          --
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate
      Growth II                                            --      $   --           --       $   --        15,143      $ 8.97
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
   TRUST (Class 2):
   Franklin Income Securities Fund                     17,071      $ 9.51        3,328       $ 9.45       117,240      $ 9.40
   Franklin Templeton VIP Founding Funds
      Allocation Fund                                  32,719        8.60           16         8.52       102,658        8.49

(1)  Offered in FSA Polaris, FSA Polaris II, FSA Advisor, and FSA Polaris
     Choice.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                                      Contracts With Total      Contracts With Total      Contracts With Total
                                                      Expenses of 1.52(2)       Expenses of 1.55(3)       Expenses of 1.55(4)
                                                   ------------------------- ------------------------- -------------------------
                                                                 Unit value                Unit value                Unit value
                                                   Accumulation      of      Accumulation      of      Accumulation      of
                                                       units    accumulation    units     accumulation     units    accumulation
Variable Accounts                                   outstanding     units     outstanding     units     outstanding     units
-----------------                                  ------------ ------------ ------------ ------------ ------------ ------------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                    --      $   --            --      $   --           --       $   --
   Capital Appreciation Portfolio (Class 1)                --          --            --          --           --           --
   Government and Quality Bond Portfolio (Class 1)         --          --            --          --           --           --
   Growth Portfolio (Class 1)                              --          --            --          --           --           --
   Natural Resources Portfolio (Class 1)                   --          --            --          --           --           --
   Asset Allocation Portfolio (Class 3)                 2,843       24.16            --          --        1,650        10.26
   Capital Appreciation Portfolio (Class 3)            23,527       42.64         6,496       43.43        1,281        10.75
   Government and Quality Bond Portfolio (Class 3)    150,762       18.91            --          --        3,771        11.12
   Growth Portfolio (Class 3)                          18,062       29.26            --          --           --           --
   Natural Resources Portfolio (Class 3)               11,624       50.62            --          --           --           --
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                   --      $   --            --      $   --           --       $   --
   Alliance Growth Portfolio (Class 1)                     --          --            --          --           --           --
   Balanced Portfolio (Class 1)                            --          --            --          --           --           --
   Blue Chip Growth Portfolio (Class 1)                    --          --            --          --           --           --
   Capital Growth Portfolio (Class 1)                      --          --            --          --           --           --
   Cash Management Portfolio (Class 1)                     --          --            --          --           --           --
   Corporate Bond Portfolio (Class 1)                      --          --            --          --           --           --
   Davis Venture Value Portfolio (Class 1)                 --          --            --          --           --           --
   "Dogs" of Wall Street Portfolio (Class 1)               --          --            --          --           --           --
   Emerging Markets Portfolio (Class 1)                    --          --            --          --           --           --
   Equity Opportunities Portfolio (Class 1)                --          --            --          --           --           --
   Fundamental Growth Portfolio (Class 1)                  --          --            --          --           --           --
   Global Bond Portfolio (Class 1)                         --          --            --          --           --           --
   Global Equities Portfolio (Class 1)                     --          --            --          --           --           --
   Growth Opportunities Portfolio (Class 1)                --          --            --          --           --           --
   Growth-Income Portfolio (Class 1)                       --          --            --          --           --           --
   High-Yield Bond Portfolio (Class 1)                     --          --            --          --           --           --
   International Diversified Equities Portfolio
      (Class 1)                                            --          --            --          --           --           --
   International Growth and Income Portfolio
      (Class 1)                                            --          --            --          --           --           --
   MFS Massachusetts Investors Trust Portfolio
      (Class 1)                                            --          --            --          --           --           --
   MFS Total Return Portfolio (Class 1)                    --          --            --          --           --           --
   Mid-Cap Growth Portfolio (Class 1)                      --          --            --          --           --           --
   Real Estate Portfolio (Class 1)                         --          --            --          --           --           --
   Technology Portfolio (Class 1)                          --          --            --          --           --           --
   Telecom Utility Portfolio (Class 1)                     --          --            --          --           --           --
   Total Return Bond Portfolio (Class 1)                   --          --            --          --           --           --
   Aggressive Growth Portfolio (Class 3)               21,458       10.89            --          --           --           --
   Alliance Growth Portfolio (Class 3)                 16,708       29.64         2,582       29.66           --           --
   American Funds Asset Allocation SAST Portfolio
      (Class 3)                                        82,910        9.25            --          --        1,837         9.22
   American Funds Global Growth SAST Portfolio
      (Class 3)                                       127,091       10.24            --          --        4,411        10.31
   American Funds Growth SAST Portfolio (Class 3)     142,843        8.84            --          --        4,470         8.79
   American Funds Growth-Income SAST Portfolio
      (Class 3)                                       184,330        8.54            --          --          569         8.68
   Balanced Portfolio (Class 3)                           544       14.88            --          --        1,733         9.77
   Blue Chip Growth Portfolio (Class 3)                39,064        5.68            --          --        1,028         9.61
   Capital Growth Portfolio (Class 3)                  74,018        6.83            --          --           --           --
   Cash Management Portfolio (Class 3)                 67,162       13.29            --          --           --           --
   Corporate Bond Portfolio (Class 3)                 107,463       21.35            --          --        2,878        12.38
   Davis Venture Value Portfolio (Class 3)             53,739       31.88            --          --        4,947         9.00
   "Dogs" of Wall Street Portfolio (Class 3)           17,065       10.59            --          --           --           --
   Emerging Markets Portfolio (Class 3)                54,967       19.50            --          --            1        12.18
   Equity Opportunities Portfolio (Class 3)             3,220       15.90            --          --           --           --
   Foreign Value Portfolio (Class 3)                   85,238       16.64            --          --        5,714         9.39
   Fundamental Growth Portfolio (Class 3)              56,812       15.38            --          --           --           --
   Global Bond Portfolio (Class 3)                     24,951       21.35            --          --        1,310        12.11
   Global Equities Portfolio (Class 3)                 19,880       18.43         2,073       18.58           --           --
   Growth Opportunities Portfolio (Class 3)           122,330        4.90            --          --        1,450         9.50
   Growth-Income Portfolio (Class 3)                    6,199       24.10            --          --           --           --
   High-Yield Bond Portfolio (Class 3)                 13,287       19.29            --          --          432         9.69
   International Diversified Equities Portfolio
      (Class 3)                                       101,097       12.32            --          --           --           --
   International Growth and Income Portfolio
      (Class 3)                                       155,470       13.10            --          --           --           --
   Marsico Focused Growth Portfolio (Class 3)          38,439       10.05            --          --        1,063         9.30
   MFS Massachusetts Investors Trust Portfolio
      (Class 3)                                        33,260       20.87            --          --        2,440         9.70
   MFS Total Return Portfolio (Class 3)                16,672       25.36            --          --        1,739         9.74
   Mid-Cap Growth Portfolio (Class 3)                  39,568        9.62         9,491        9.63           --           --
   Real Estate Portfolio (Class 3)                     65,086       18.46            --          --        2,842         6.59
   Small & Mid Cap Value Portfolio (Class 3)          136,162       16.42            --          --        2,907         9.84
   Small Company Value Portfolio (Class 3)            106,296        7.84            --          --        1,374         8.51
   Technology Portfolio (Class 3)                     113,294        2.02         3,224        2.02           --           --
   Telecom Utility Portfolio (Class 3)                  9,780       14.24            --          --           --           --
   Total Return Bond Portfolio (Class 3)               77,984       24.85            --          --        6,326        12.21
VAN KAMPEN LIFE INVESTMENT TRUST (Class II):
   Capital Growth Portfolio                             2,660        9.16            --          --           --           --
   Comstock Portfolio                                  77,858      $10.88         4,740      $10.90        2,838       $ 8.34
   Growth and Income Portfolio                        166,280       12.69            --          --        3,311         8.96
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
   (Class 2):
   Diversified International Account                       --      $   --        64,960      $ 5.78           --       $   --
   Equity Income Account                                   --          --        83,342        8.13           --           --
   Income Account                                          --          --        19,773        8.22           --           --
   LargeCap Blend Account II                               --          --        13,640        5.70           --           --
   LargeCap Growth Account                                 --          --         4,066        6.00           --           --
   MidCap Blend Account                                    --          --        60,021        8.36           --           --
   Money Market Account                                    --          --        11,125        5.98           --           --
   Mortgage Securities Account                             --          --            29        7.37           --           --
   Principal Capital Appreciation Account                  --          --        21,961       10.95           --           --
   Real Estate Securities Account                          --          --           834       14.37           --           --
   SAM Balanced Portfolio                              36,654        9.41       417,358        9.39           --           --
   SAM Conservative Balanced Portfolio                     --          --        18,552        7.14           --           --
   SAM Conservative Growth Portfolio                       --          --        78,988        9.23           --           --
   SAM Flexible Income Portfolio                           --          --        88,563        8.44           --           --
   SAM Strategic Growth Portfolio                          --          --        24,295        9.66           --           --
   Short-Term Income Account                               --          --        19,948        7.11           --           --
   SmallCap Growth Account II                              --          --         2,693        5.19           --           --
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
   (Class A):
   Columbia High Yield Fund, Variable Series            5,469      $16.82            --      $   --           --       $   --
   Columbia Marsico Focused Equities Fund,
      Variable Series                                   8,635        9.77            --          --           --           --
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                   --      $   --            --      $   --           --       $   --
   Global Growth Fund                                      --          --            --          --           --           --
   Growth Fund                                             --          --            --          --           --           --
   Growth-Income Fund                                      --          --            --          --           --           --
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                        140,844      $10.28            --      $   --        1,252       $ 7.90
   Mid Cap Value Portfolio                                 --          --            --          --           --           --
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate
      Growth II                                            --      $   --            --      $   --           --       $   --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
   TRUST (Class 2):
   Franklin Income Securities Fund                     16,691      $ 9.40            --      $   --        1,796       $ 9.43
   Franklin Templeton VIP Founding Funds
      Allocation Fund                                  46,670        8.49            --          --           --           --

(1)  Offered in FSA Polaris, FSA Polaris II, FSA Advisor, and FSA Polaris
     Choice.

(2)  Offered in FSA Polaris Choice III.

(3)  Offered in FSA Diversify Strategies III.

(4)  Offered in FSA Polaris Preferred Solution and Polaris Platinum III.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                                      Contracts With Total      Contracts With Total      Contracts With Total
                                                        Expenses of 1.65          Expenses of 1.70          Expenses of 1.72
                                                   ------------------------- ------------------------- -------------------------
                                                                 Unit value                Unit value                Unit value
                                                   Accumulation      of      Accumulation      of      Accumulation      of
                                                       units    accumulation    units     accumulation     units    accumulation
Variable Accounts                                   outstanding     units     outstanding     units     outstanding     units
-----------------                                  ------------ ------------ ------------ ------------ ------------ ------------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                   --       $   --            --      $   --            --      $   --
   Capital Appreciation Portfolio (Class 1)               --           --            --          --            --          --
   Government and Quality Bond Portfolio (Class 1)        --           --            --          --            --          --
   Growth Portfolio (Class 1)                             --           --            --          --            --          --
   Natural Resources Portfolio (Class 1)                  --           --            --          --            --          --
   Asset Allocation Portfolio (Class 3)                   --           --            --          --         6,814       23.84
   Capital Appreciation Portfolio (Class 3)            1,036        10.68           658       42.34        28,927       42.04
   Government and Quality Bond Portfolio (Class 3)    11,113        11.06            --          --       125,669       18.64
   Growth Portfolio (Class 3)                          2,880         9.31            --          --        18,397       28.83
   Natural Resources Portfolio (Class 3)                 819        10.96            --          --        27,070       49.82
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                  --       $   --            --      $   --            --      $   --
   Alliance Growth Portfolio (Class 1)                    --           --            --          --            --          --
   Balanced Portfolio (Class 1)                           --           --            --          --            --          --
   Blue Chip Growth Portfolio (Class 1)                   --           --            --          --            --          --
   Capital Growth Portfolio (Class 1)                     --           --            --          --            --          --
   Cash Management Portfolio (Class 1)                    --           --            --          --            --          --
   Corporate Bond Portfolio (Class 1)                     --           --            --          --            --          --
   Davis Venture Value Portfolio (Class 1)                --           --            --          --            --          --
   "Dogs" of Wall Street Portfolio (Class 1)              --           --            --          --            --          --
   Emerging Markets Portfolio (Class 1)                   --           --            --          --            --          --
   Equity Opportunities Portfolio (Class 1)               --           --            --          --            --          --
   Fundamental Growth Portfolio (Class 1)                 --           --            --          --            --          --
   Global Bond Portfolio (Class 1)                        --           --            --          --            --          --
   Global Equities Portfolio (Class 1)                    --           --            --          --            --          --
   Growth Opportunities Portfolio (Class 1)               --           --            --          --            --          --
   Growth-Income Portfolio (Class 1)                      --           --            --          --            --          --
   High-Yield Bond Portfolio (Class 1)                    --           --            --          --            --          --
   International Diversified Equities Portfolio
      (Class 1)                                           --           --            --          --            --          --
   International Growth and Income Portfolio
      (Class 1)                                           --           --            --          --            --          --
   MFS Massachusetts Investors Trust Portfolio
      (Class 1)                                           --           --            --          --            --          --
   MFS Total Return Portfolio (Class 1)                   --           --            --          --            --          --
   Mid-Cap Growth Portfolio (Class 1)                     --           --            --          --            --          --
   Real Estate Portfolio (Class 1)                        --           --            --          --            --          --
   Technology Portfolio (Class 1)                         --           --            --          --            --          --
   Telecom Utility Portfolio (Class 1)                    --           --            --          --            --          --
   Total Return Bond Portfolio (Class 1)                  --           --            --          --            --          --
   Aggressive Growth Portfolio (Class 3)                  --           --            --          --        23,402       10.71
   Alliance Growth Portfolio (Class 3)                    --           --         1,789       29.10        41,477       29.20
   American Funds Asset Allocation SAST Portfolio
      (Class 3)                                          977         9.19            --          --            --          --
   American Funds Global Growth SAST Portfolio
      (Class 3)                                        3,741        10.27            --          --            --          --
   American Funds Growth SAST Portfolio (Class 3)      2,864         8.76            --          --            --          --
   American Funds Growth-Income SAST Portfolio
      (Class 3)                                        6,086         8.66            --          --            --          --
   Balanced Portfolio (Class 3)                           --           --            --          --         1,279       14.64
   Blue Chip Growth Portfolio (Class 3)                  581         9.58            --          --        24,050        5.59
   Capital Growth Portfolio (Class 3)                  5,051         9.03            --          --        20,476        6.73
   Cash Management Portfolio (Class 3)                    --           --            --          --       225,759       13.09
   Corporate Bond Portfolio (Class 3)                  7,658        12.31            --          --        87,127       21.11
   Davis Venture Value Portfolio (Class 3)             3,167         8.96            --          --        84,750       31.42
   "Dogs" of Wall Street Portfolio (Class 3)              --           --            --          --         9,374       10.44
   Emerging Markets Portfolio (Class 3)                3,099        12.10            --          --        74,040       19.19
   Equity Opportunities Portfolio (Class 3)              805         8.42            --          --         5,070       15.65
   Foreign Value Portfolio (Class 3)                   3,320         9.36            --          --        97,488       16.39
   Fundamental Growth Portfolio (Class 3)              7,168         9.01            --          --         8,022       15.12
   Global Bond Portfolio (Class 3)                       975        12.07            --          --        12,208       20.98
   Global Equities Portfolio (Class 3)                    --           --         1,086       18.29        11,180       18.17
   Growth Opportunities Portfolio (Class 3)            1,344         9.47            --          --        67,907        4.82
   Growth-Income Portfolio (Class 3)                   1,035         8.21            --          --           769       23.73
   High-Yield Bond Portfolio (Class 3)                   869         9.63            --          --        10,019       18.99
   International Diversified Equities Portfolio
      (Class 3)                                        6,398         9.32            --          --        87,563       12.14
   International Growth and Income Portfolio
      (Class 3)                                       12,602         7.77            --          --        62,185       12.93
   Marsico Focused Growth Portfolio (Class 3)            602         9.24            --          --            --          --
   MFS Massachusetts Investors Trust Portfolio
      (Class 3)                                        2,244         9.63            --          --         6,827       20.57
   MFS Total Return Portfolio (Class 3)                   --           --            --          --        35,687       24.97
   Mid-Cap Growth Portfolio (Class 3)                  1,575         9.77           300        9.51        94,474        9.48
   Real Estate Portfolio (Class 3)                     6,924         6.55            --          --        53,546       18.18
   Small & Mid Cap Value Portfolio (Class 3)           8,589         9.81            --          --       132,863       16.17
   Small Company Value Portfolio (Class 3)             5,015         8.49            --          --        39,204        7.78
   Technology Portfolio (Class 3)                         --           --            55        1.91        70,329        1.99
   Telecom Utility Portfolio (Class 3)                    --           --            --          --            --          --
   Total Return Bond Portfolio (Class 3)               5,416        12.20            --          --            --          --
VAN KAMPEN LIFE INVESTMENT TRUST (Class II):
   Capital Growth Portfolio                               --           --            --          --        17,249        9.14
   Comstock Portfolio                                  3,679       $ 8.31            12      $10.74        31,761      $10.82
   Growth and Income Portfolio                        11,669         8.91            --          --        96,154       12.46
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
   (Class 2):
   Diversified International Account                      --       $   --        16,610      $ 5.70            --      $   --
   Equity Income Account                                  --           --        45,245        8.03            --          --
   Income Account                                         --           --        17,977        8.13            --          --
   LargeCap Blend Account II                              --           --         3,145        5.64            --          --
   LargeCap Growth Account                                --           --         4,173        5.93            --          --
   MidCap Blend Account                                   --           --       143,098        8.29            --          --
   Money Market Account                                   --           --        19,063        5.90            --          --
   Mortgage Securities Account                            --           --           215        7.29            --          --
   Principal Capital Appreciation Account                 --           --        16,955       10.82            --          --
   Real Estate Securities Account                         --           --           786       14.08            --          --
   SAM Balanced Portfolio                                 --           --       278,143        9.29            --          --
   SAM Conservative Balanced Portfolio                    --           --        15,074        7.06            --          --
   SAM Conservative Growth Portfolio                      --           --        85,449        9.13            --          --
   SAM Flexible Income Portfolio                          --           --         9,520        8.34            --          --
   SAM Strategic Growth Portfolio                         --           --         4,577        9.54            --          --
   Short-Term Income Account                              --           --            15        7.04            --          --
   SmallCap Growth Account II                             --           --            25        5.13            --          --
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
   (Class A):
   Columbia High Yield Fund, Variable Series              --       $   --            --      $   --         6,435      $16.52
   Columbia Marsico Focused Equities Fund,
      Variable Series                                     --           --            --          --        21,530        9.67
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                  --       $   --            --      $   --            --      $   --
   Global Growth Fund                                     --           --            --          --        75,901       20.61
   Growth Fund                                            --           --            --          --       111,837       16.68
   Growth-Income Fund                                     --           --            --          --       108,927       14.72
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                         9,555       $ 7.84            --      $   --        47,678      $10.09
   Mid Cap Value Portfolio                                --           --            --          --            --          --
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate
      Growth II                                           --       $   --            --      $   --            --      $   --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
   TRUST (Class 2):
   Franklin Income Securities Fund                     8,917       $ 9.39            --      $   --            --      $   --
   Franklin Templeton VIP Founding Funds
      Allocation Fund                                     --           --            --          --            --          --

(1)  Offered in FSA Polaris, FSA Polaris II, FSA Advisor, and FSA Polaris
     Choice.

(2)  Offered in FSA Polaris Choice III.

(3)  Offered in FSA Diversify Strategies III.

(4)  Offered in FSA Polaris Preferred Solution and Polaris Platinum III.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
                                   (continued)

                                                        Contracts With Total           Contracts With Total
                                                          Expenses of 1.77               Expenses of 1.90
                                                     ---------------------------   ---------------------------
                                                                     Unit value                    Unit value
                                                     Accumulation        of        Accumulation        of
                                                         units      accumulation       units      accumulation
Variable Accounts                                     outstanding       units       outstanding       units
-----------------                                    ------------   ------------   ------------   ------------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                      --        $   --             --         $   --
   Capital Appreciation Portfolio (Class 1)                  --            --             --             --
   Government and Quality Bond Portfolio (Class 1)           --            --             --             --
   Growth Portfolio (Class 1)                                --            --             --             --
   Natural Resources Portfolio (Class 1)                     --            --             --             --
   Asset Allocation Portfolio (Class 3)                     655         23.95             --             --
   Capital Appreciation Portfolio (Class 3)              20,756         41.86          9,616          10.59
   Government and Quality Bond Portfolio (Class 3)      159,796         18.56         51,954          11.00
   Growth Portfolio (Class 3)                            20,156         28.70         14,935           9.26
   Natural Resources Portfolio (Class 3)                 46,660         49.71         10,296          10.89
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                     --        $   --             --         $   --
   Alliance Growth Portfolio (Class 1)                       --            --             --             --
   Balanced Portfolio (Class 1)                              --            --             --             --
   Blue Chip Growth Portfolio (Class 1)                      --            --             --             --
   Capital Growth Portfolio (Class 1)                        --            --             --             --
   Cash Management Portfolio (Class 1)                       --            --             --             --
   Corporate Bond Portfolio (Class 1)                        --            --             --             --
   Davis Venture Value Portfolio (Class 1)                   --            --             --             --
   "Dogs" of Wall Street Portfolio (Class 1)                 --            --             --             --
   Emerging Markets Portfolio (Class 1)                      --            --             --             --
   Equity Opportunities Portfolio (Class 1)                  --            --             --             --
   Fundamental Growth Portfolio (Class 1)                    --            --             --             --
   Global Bond Portfolio (Class 1)                           --            --             --             --
   Global Equities Portfolio (Class 1)                       --            --             --             --
   Growth Opportunities Portfolio (Class 1)                  --            --             --             --
   Growth-Income Portfolio (Class 1)                         --            --             --             --
   High-Yield Bond Portfolio (Class 1)                       --            --             --             --
   International Diversified Equities Portfolio
      (Class 1)                                              --            --             --             --
   International Growth and Income Portfolio
      (Class 1)                                              --            --             --             --
   MFS Massachusetts Investors Trust Portfolio
      (Class 1)                                              --            --             --             --
   MFS Total Return Portfolio (Class 1)                      --            --             --             --
   Mid-Cap Growth Portfolio (Class 1)                        --            --             --             --
   Real Estate Portfolio (Class 1)                           --            --             --             --
   Technology Portfolio (Class 1)                            --            --             --             --
   Telecom Utility Portfolio (Class 1)                       --            --             --             --
   Total Return Bond Portfolio (Class 1)                     --            --             --             --
   Aggressive Growth Portfolio (Class 3)                  2,747         10.69             --             --
   Alliance Growth Portfolio (Class 3)                   10,160         29.08          1,636           9.57
   American Funds Asset Allocation SAST Portfolio
      (Class 3)                                          59,932          9.18             --             --
   American Funds Global Growth SAST Portfolio
      (Class 3)                                         162,283         10.16         28,590          10.20
   American Funds Growth SAST Portfolio (Class 3)       170,529          8.77         64,130           8.71
   American Funds Growth-Income SAST Portfolio
      (Class 3)                                         177,348          8.47         43,010           8.60
   Balanced Portfolio (Class 3)                             433         14.60          1,625           9.64
   Blue Chip Growth Portfolio (Class 3)                  18,711          5.57            590           9.49
   Capital Growth Portfolio (Class 3)                    69,967          6.76         15,940           8.98
   Cash Management Portfolio (Class 3)                   68,911         13.02         13,625          10.01
   Corporate Bond Portfolio (Class 3)                   124,922         20.98         39,017          12.24
   Davis Venture Value Portfolio (Class 3)               43,077         31.28         25,036           8.91
   "Dogs" of Wall Street Portfolio (Class 3)              7,159         10.41          5,843           8.97
   Emerging Markets Portfolio (Class 3)                  65,885         19.15         19,625          12.02
   Equity Opportunities Portfolio (Class 3)               2,332         15.60          1,080           8.37
   Foreign Value Portfolio (Class 3)                     93,540         16.32         32,440           9.31
   Fundamental Growth Portfolio (Class 3)                55,240         15.08         27,974           8.97
   Global Bond Portfolio (Class 3)                       29,960         20.87          1,438          12.00
   Global Equities Portfolio (Class 3)                    8,773         18.02          7,812           8.52
   Growth Opportunities Portfolio (Class 3)             129,440          4.81         15,055           9.40
   Growth-Income Portfolio (Class 3)                        265         23.64          1,382           8.15
   High-Yield Bond Portfolio (Class 3)                   13,126         18.92          1,092           9.54
   International Diversified Equities Portfolio
      (Class 3)                                          77,691         12.09         24,420           9.27
   International Growth and Income Portfolio
      (Class 3)                                         155,067         12.89         66,388           7.72
   Marsico Focused Growth Portfolio (Class 3)            24,926          9.86          3,868           9.17
   MFS Massachusetts Investors Trust Portfolio
      (Class 3)                                          43,172         20.48         21,815           9.55
   MFS Total Return Portfolio (Class 3)                   6,878         24.87         11,797           9.63
   Mid-Cap Growth Portfolio (Class 3)                    22,034          9.43          7,326           9.72
   Real Estate Portfolio (Class 3)                       74,542         18.12         38,213           6.51
   Small & Mid Cap Value Portfolio (Class 3)            149,482         16.10         51,400           9.75
   Small Company Value Portfolio (Class 3)              117,841          7.76         23,584           8.44
   Technology Portfolio (Class 3)                        57,663          1.98            232           8.98
   Telecom Utility Portfolio (Class 3)                    2,017         14.11          1,496          10.47
   Total Return Bond Portfolio (Class 3)                 93,166         24.56         51,808          12.12
VAN KAMPEN LIFE INVESTMENT TRUST (Class II):
   Capital Growth Portfolio                               2,155          8.99             --             --
   Comstock Portfolio                                    84,742        $10.68         24,694         $ 8.26
   Growth and Income Portfolio                          190,960         12.46         56,560           8.86
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
   (Class 2):
   Diversified International Account                         --        $   --             --         $   --
   Equity Income Account                                     --            --             --             --
   Income Account                                            --            --             --             --
   LargeCap Blend Account II                                 --            --             --             --
   LargeCap Growth Account                                   --            --             --             --
   MidCap Blend Account                                      --            --             --             --
   Money Market Account                                      --            --             --             --
   Mortgage Securities Account                               --            --             --             --
   Principal Capital Appreciation Account                    --            --             --             --
   Real Estate Securities Account                            --            --             --             --
   SAM Balanced Portfolio                               358,934          9.21             --             --
   SAM Conservative Balanced Portfolio                    2,900          9.89             --             --
   SAM Conservative Growth Portfolio                         --            --             --             --
   SAM Flexible Income Portfolio                         15,847         10.35             --             --
   SAM Strategic Growth Portfolio                            --            --             --             --
   Short-Term Income Account                                 --            --             --             --
   SmallCap Growth Account II                                --            --             --             --
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
   (Class A):
   Columbia High Yield Fund, Variable Series                151        $16.47             --         $   --
   Columbia Marsico Focused Equities Fund,
      Variable Series                                     1,835          9.56             --             --
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                     --        $   --             --         $   --
   Global Growth Fund                                        --            --             --             --
   Growth Fund                                               --            --             --             --
   Growth-Income Fund                                        --            --             --             --
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                          135,830        $10.07         43,578         $ 7.80
   Mid Cap Value Portfolio                                   --            --             --             --
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate
      Growth II                                              --        $   --             --         $   --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
   TRUST (Class 2):
   Franklin Income Securities Fund                       19,609        $ 9.36         11,466         $ 9.31
   Franklin Templeton VIP Founding Funds
      Allocation Fund                                    54,399          8.45         41,706           8.42

(1)  Offered in FSA Polaris, FSA Polaris II, FSA Advisor, and FSA Polaris
     Choice.

(2)  Offered in FSA Polaris Choice III.

(3)  Offered in FSA Diversify Strategies III.

(4)  Offered in FSA Polaris Preferred Solution and Polaris Platinum III.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2009

                                                                              Net Asset
                                                                                Value
                                                                                 Per       Net Asset                    Level
Variable Accounts                                                   Shares      Share        Value           Cost     (Note A)
-----------------                                                 ---------   ---------   -----------   -----------   --------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                             401,179     $12.00    $ 4,814,637   $ 5,557,971       1
   Capital Appreciation Portfolio (Class 1)                         364,663      29.96     10,927,035    12,627,186       1
   Government and Quality Bond Portfolio (Class 1)                  575,253      14.95      8,599,798     8,638,179       1
   Growth Portfolio (Class 1)                                       328,788      18.33      6,025,306     8,136,167       1
   Natural Resources Portfolio (Class 1)                            120,833      39.96      4,829,005     4,863,488       1
   Asset Allocation Portfolio (Class 3)                             209,060      11.96      2,499,747     2,834,771       1
   Capital Appreciation Portfolio (Class 3)                         549,978      29.43     16,185,271    18,811,456       1
   Government and Quality Bond Portfolio (Class 3)                1,925,625      14.91     28,711,309    28,809,274       1
   Growth Portfolio (Class 3)                                       408,149      18.28      7,462,189     9,615,766       1
   Natural Resources Portfolio (Class 3)                            214,092      39.73      8,506,937     9,687,180       1
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                            244,301     $ 8.17    $ 1,995,706   $ 3,042,046       1
   Alliance Growth Portfolio (Class 1)                              555,703      20.97     11,652,077    14,035,915       1
   Balanced Portfolio (Class 1)                                     305,891      13.11      4,009,735     4,451,840       1
   Blue Chip Growth Portfolio (Class 1)                             137,156       6.54        896,360       911,419       1
   Capital Growth Portfolio (Class 1)                                70,687       7.88        556,944       575,055       1
   Cash Management Portfolio (Class 1)                              578,517      10.70      6,187,757     6,392,542       1
   Corporate Bond Portfolio (Class 1)                               414,742      12.91      5,354,550     4,758,325       1
   Davis Venture Value Portfolio (Class 1)                          962,935      20.84     20,066,885    20,923,417       1
   "Dogs" of Wall Street Portfolio (Class 1)                        170,037       6.81      1,157,504     1,400,735       1
   Emerging Markets Portfolio (Class 1)                             500,950       8.04      4,027,781     4,552,128       1
   Equity Opportunities Portfolio (Class 1)                         322,565       9.98      3,219,225     4,102,402       1
   Fundamental Growth Portfolio (Class 1)                           223,178      14.08      3,142,876     4,459,785       1
   Global Bond Portfolio (Class 1)                                  223,701      12.21      2,731,498     2,720,884       1
   Global Equities Portfolio (Class 1)                              190,799      12.53      2,390,781     2,853,718       1
   Growth Opportunities Portfolio (Class 1)                          83,781       5.73        479,989       502,736       1
   Growth-Income Portfolio (Class 1)                                447,067      17.86      7,982,777     9,901,767       1
   High-Yield Bond Portfolio (Class 1)                              970,621       5.43      5,273,300     5,231,243       1
   International Diversified Equities Portfolio (Class 1)           394,647       8.72      3,439,741     3,919,395       1
   International Growth and Income Portfolio (Class 1)              392,565       8.89      3,488,884     4,748,906       1
   MFS Massachusetts Investors Trust Portfolio (Class 1)            291,378      12.71      3,702,865     3,544,655       1
   MFS Total Return Portfolio (Class 1)                             616,136      13.68      8,429,102     9,371,806       1
   Mid-Cap Growth Portfolio (Class 1)                               290,454       9.03      2,623,238     3,021,818       1
   Real Estate Portfolio (Class 1)                                  197,601       9.99      1,974,109     2,995,307       1
   Technology Portfolio (Class 1)                                   120,046       2.38        285,225       324,301       1
   Telecom Utility Portfolio (Class 1)                              118,848       9.67      1,149,385     1,286,737       1
   Total Return Bond Portfolio (Class 1)                            301,536       8.41      2,535,349     2,338,161       1
   Aggressive Growth Portfolio (Class 3)                            127,743       8.09      1,033,878     1,436,947       1
   Alliance Growth Portfolio (Class 3)                              388,552      20.84      8,095,527     7,907,638       1
   American Funds Asset Allocation SAST Portfolio (Class 3)         204,708       9.10      1,861,924     1,950,071       1
   American Funds Global Growth SAST Portfolio (Class 3)            653,854       9.96      6,514,268     6,468,838       1
   American Funds Growth SAST Portfolio (Class 3)                   791,207       8.27      6,542,389     7,226,285       1
   American Funds Growth-Income SAST Portfolio (Class 3)            901,476       8.45      7,615,960     8,295,340       1
   Balanced Portfolio (Class 3)                                      75,190      13.08        983,825       995,486       1
   Blue Chip Growth Portfolio (Class 3)                             230,945       6.52      1,506,109     1,576,198       1
   Capital Growth Portfolio (Class 3)                               349,023       7.77      2,712,195     3,007,705       1
   Cash Management Portfolio (Class 3)                            1,214,207      10.66     12,943,778    13,371,539       1
   Corporate Bond Portfolio (Class 3)                             1,651,682      12.86     21,246,873    19,393,292       1
   Davis Venture Value Portfolio (Class 3)                        1,028,838      20.78     21,381,236    25,542,228       1
   "Dogs" of Wall Street Portfolio (Class 3)                        152,375       6.79      1,034,956     1,380,341       1
   Emerging Markets Portfolio (Class 3)                           1,029,917       7.94      8,178,986     7,894,211       1
   Equity Opportunities Portfolio (Class 3)                         138,881       9.96      1,382,672     1,809,473       1
   Foreign Value Portfolio (Class 3)                              1,236,022      13.69     16,917,906    18,652,899       1
   Fundamental Growth Portfolio (Class 3)                           309,262      13.91      4,300,384     4,907,939       1
   Global Bond Portfolio (Class 3)                                  465,487      12.10      5,634,101     5,545,238       1
   Global Equities Portfolio (Class 3)                              142,256      12.46      1,772,927     2,102,693       1
   Growth Opportunities Portfolio (Class 3)                         683,260       5.61      3,835,506     3,876,171       1
   Growth-Income Portfolio (Class 3)                                 36,554      17.84        652,024       832,441       1
   High-Yield Bond Portfolio (Class 3)                              620,249       5.42      3,358,939     3,597,820       1
   International Diversified Equities Portfolio (Class 3)         1,349,368       8.66     11,683,893    12,437,398       1
   International Growth and Income Portfolio (Class 3)            1,413,905       8.89     12,567,396    16,046,664       1
   Marsico Focused Growth Portfolio (Class 3)                       270,788       7.72      2,091,297     2,660,521       1
   MFS Massachusetts Investors Trust Portfolio (Class 3)            423,454      12.69      5,372,230     4,905,540       1
   MFS Total Return Portfolio (Class 3)                             645,582      13.65      8,812,134    10,169,989       1
   Mid-Cap Growth Portfolio (Class 3)                               477,560       8.87      4,235,266     4,340,975       1
   Real Estate Portfolio (Class 3)                                  846,632       9.94      8,413,904    10,123,793       1
   Small & Mid Cap Value Portfolio (Class 3)                      1,169,764      13.79     16,126,683    17,102,722       1
   Small Company Value Portfolio (Class 3)                          380,965      13.49      5,137,580     5,319,567       1
   Technology Portfolio (Class 3)                                   580,833       2.33      1,354,489     1,422,111       1
   Telecom Utility Portfolio (Class 3)                               59,336       9.65        572,716       605,672       1
   Total Return Bond Portfolio (Class 3)                          1,397,956       8.35     11,673,085    10,941,475       1
VAN KAMPEN LIFE INVESTMENT TRUST (Class II):
   Capital Growth Portfolio                                          22,487      28.01        629,870       573,279       1
   Comstock Portfolio                                               752,696     $10.10    $ 7,602,226   $ 8,121,115       1
   Growth and Income Portfolio                                    1,140,804      16.39     18,697,780    20,390,221       1
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (Class 2):
   Diversified International Account                                 41,546     $11.32    $   470,303   $   832,039       1
   Equity Income Account                                             79,494      13.10      1,041,372     1,401,849       1
   Income Account                                                    31,026       9.95        308,706       314,789       1
   LargeCap Blend Account II                                         15,303       6.24         95,490       137,392       1
   LargeCap Growth Account                                            3,842      12.80         49,180        53,617       1
   MidCap Blend Account                                              54,040      31.23      1,687,684     2,715,691       1
   Money Market Account                                             178,972       1.00        178,972       178,972       1
   Mortgage Securities Account                                          177      10.09          1,785         1,852       1
   Principal Capital Appreciation Account                            22,117      19.17        423,978       495,469       1
   Real Estate Securities Account                                     2,113      10.91         23,057        38,005       1
   SAM Balanced Portfolio                                           750,484      13.64     10,236,599    11,836,765       1
   SAM Conservative Balanced Portfolio                               24,665      10.85        267,611       294,430       1
   SAM Conservative Growth Portfolio                                110,234      13.69      1,509,098     1,873,919       1
   SAM Flexible Income Portfolio                                     83,495      11.87        991,084     1,067,770       1
   SAM Strategic Growth Portfolio                                    18,893      14.73        278,293       366,923       1
   Short-Term Income Account                                         57,960       2.45        142,002       142,462       1
   SmallCap Growth Account II                                         1,617       8.73         14,113        16,208       1
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I (Class A):
   Columbia High Yield Fund, Variable Series                         30,052     $ 9.76    $   293,312   $   297,296       1
   Columbia Marsico Focused Equities Fund, Variable Series           39,874      14.38        573,393       723,039       1
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                            141,268     $14.65    $ 2,069,569   $ 2,390,639       1
   Global Growth Fund                                               561,312      19.50     10,945,587    11,691,974       1
   Growth Fund                                                      231,995      46.10     10,694,952    13,132,896       1
   Growth-Income Fund                                               412,794      31.18     12,870,904    15,469,177       1
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                                      490,067     $20.35    $ 9,972,867   $12,137,442       1
   Mid Cap Value Portfolio                                           14,368      13.25        190,371       232,709       1
MTB GROUP OF FUNDS:
   MTB Managed Allocation Fund - Moderate Growth II                  15,671     $ 8.67    $   135,865   $   144,295       1
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
   Franklin Income Securities Fund                                  130,594     $14.12    $ 1,843,992   $ 1,676,010       1
   Franklin Templeton VIP Founding Funds Allocation Fund            330,542       7.14      2,360,067     2,299,252       1

(A) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in Fair Value Measurements, and described in Note 3 to the Financial Statements.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009

                                                   Government
                           Asset        Capital        and                    Natural       Asset       Capital   Government and
                        Allocation   Appreciation Quality Bond    Growth     Resources   Allocation  Appreciation  Quality Bond
                         Portfolio     Portfolio    Portfolio   Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                         (Class 1)     (Class 1)    (Class 1)   (Class 1)    (Class 1)    (Class 3)    (Class 3)     (Class 3)
                        -----------  ------------ ------------ -----------  -----------  ----------  ------------ --------------
Investment income:
   Dividends            $   166,870  $         0   $ 484,511   $    57,550  $    58,077   $  80,519  $         0    $1,267,110
                        -----------  -----------   ---------   -----------  -----------   ---------  -----------    ----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk          (68,308)    (150,694)   (164,289)      (79,851)     (61,362)    (34,621)    (207,522)     (414,219)
                        -----------  -----------   ---------   -----------  -----------   ---------  -----------    ----------
Net investment income
   (loss)                    98,562     (150,694)    320,222       (22,301)      (3,285)     45,898     (207,522)      852,891
                        -----------  -----------   ---------   -----------  -----------   ---------  -----------    ----------
Net realized gains
   (losses) from sale
   of securities           (402,036)  (1,243,234)     31,116      (964,386)      89,047    (121,798)    (943,782)       54,547
Realized gain
   distributions                  0            0           0             0      254,759           0            0             0
                        -----------  -----------   ---------   -----------  -----------   ---------  -----------    ----------
Net realized gains
   (losses)                (402,036)  (1,243,234)     31,116      (964,386)     343,806    (121,798)    (943,782)       54,547
                        -----------  -----------   ---------   -----------  -----------   ---------  -----------    ----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period   (1,862,959)  (6,033,411)     46,137    (4,721,692)  (1,454,035)   (844,879)  (8,081,617)      160,888
   End of period           (743,334)  (1,700,151)    (38,381)   (2,110,861)     (34,483)   (335,024)  (2,626,185)      (97,965)
                        -----------  -----------   ---------   -----------  -----------   ---------  -----------    ----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments            1,119,625    4,333,260     (84,518)    2,610,831    1,419,552     509,855    5,455,432      (258,853)
                        -----------  -----------   ---------   -----------  -----------   ---------  -----------    ----------
Increase (decrease) in
   net assets from
   operations           $   816,151  $ 2,939,332   $ 266,820   $ 1,624,144  $ 1,760,073   $ 433,955  $ 4,304,128    $  648,585
                        ===========  ===========   =========   ===========  ===========   =========  ===========    ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                                                                                            Blue
                                       Natural     Aggressive   Alliance                    Chip     Capital      Cash
                          Growth      Resources     Growth       Growth       Balanced     Growth    Growth    Management
                         Portfolio    Portfolio    Portfolio    Portfolio    Portfolio   Portfolio  Portfolio  Portfolio
                         (Class 3)    (Class 3)    (Class 1)    (Class 1)    (Class 1)   (Class 1)  (Class 1)  (Class 1)
                        -----------  -----------  -----------  -----------  -----------  ---------  ---------  ----------
Investment income:
   Dividends            $    52,402  $    80,288  $     2,387  $    63,560  $   126,054  $   2,731  $       0  $ 163,060
                        -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk         (105,504)    (116,038)     (26,707)    (160,915)     (56,576)   (13,140)    (8,296)  (121,319)
                        -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Net investment income
   (loss)                   (53,102)     (35,750)     (24,320)     (97,355)      69,478    (10,409)    (8,296)    41,741
                        -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Net realized gains
   (losses) from sale
   of securities         (1,093,477)    (752,176)    (426,362)  (1,224,470)    (300,369)   (34,301)   (38,160)  (186,020)
Realized gain
   distributions                  0      479,308            0            0            0          0          0          0
                        -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Net realized gains
   (losses)              (1,093,477)    (272,868)    (426,362)  (1,224,470)    (300,369)   (34,301)   (38,160)  (186,020)
                        -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period   (5,414,192)  (4,665,799)  (2,071,421)  (7,204,445)  (1,428,616)  (308,065)  (252,825)  (232,997)
   End of period         (2,153,577)  (1,180,243)  (1,046,340)  (2,383,838)    (442,105)   (15,059)   (18,111)  (204,785)
                        -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments            3,260,615    3,485,556    1,025,081    4,820,607      986,511    293,006    234,714     28,212
                        -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------
Increase (decrease) in
   net assets from
   operations           $ 2,114,036  $ 3,176,938  $   574,399  $ 3,498,782  $   755,620  $ 248,296  $ 188,258  $(116,067)
                        ===========  ===========  ===========  ===========  ===========  =========  =========  =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                                        Davis       "Dogs"
                         Corporate     Venture     of Wall    Emerging        Equity    Fundamental   Global       Global
                            Bond        Value       Street     Markets    Opportunities    Growth      Bond       Equities
                         Portfolio    Portfolio   Portfolio   Portfolio     Portfolio    Portfolio   Portfolio   Portfolio
                         (Class 1)    (Class 1)   (Class 1)   (Class 1)     (Class 1)    (Class 1)   (Class 1)   (Class 1)
                        -----------  -----------  ---------  -----------  ------------- -----------  ---------  -----------
Investment income:
   Dividends            $   302,142  $   286,096  $  49,500  $         0   $    39,645  $         0  $  89,843  $    63,071
                        -----------  -----------  ---------  -----------   -----------  -----------  ---------  -----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk          (77,350)    (274,139)   (15,915)     (51,687)      (46,706)     (42,041)   (41,654)     (34,680)
                        -----------  -----------  ---------  -----------   -----------  -----------  ---------  -----------
Net investment income
   (loss)                   224,792       11,957     33,585      (51,687)       (7,061)     (42,041)    48,189       28,391
                        -----------  -----------  ---------  -----------   -----------  -----------  ---------  -----------
Net realized gains
   (losses) from sale
   of securities             31,211   (1,310,969)  (196,668)    (846,799)     (837,887)    (384,818)    72,655     (337,644)
Realized gain
   distributions                  0      422,144          0            0             0            0     62,915            0
                        -----------  -----------  ---------  -----------   -----------  -----------  ---------  -----------
Net realized gains
   (losses)                  31,211     (888,825)  (196,668)    (846,799)     (837,887)    (384,818)   135,570     (337,644)
                        -----------  -----------  ---------  -----------   -----------  -----------  ---------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period     (438,713)  (6,585,150)  (585,426)  (3,266,440)   (2,498,173)  (2,565,870)    64,278   (1,298,251)
   End of period            596,225     (856,532)  (243,231)    (524,347)     (883,177)  (1,316,909)    10,614     (462,937)
                        -----------  -----------  ---------  -----------   -----------  -----------  ---------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments            1,034,938    5,728,618    342,195    2,742,093     1,614,996    1,248,961    (53,664)     835,314
                        -----------  -----------  ---------  -----------   -----------  -----------  ---------  -----------
Increase (decrease) in
   net assets from
   operations           $ 1,290,941  $ 4,851,750  $ 179,112  $ 1,843,607   $   770,048  $   822,102  $ 130,095  $   526,061
                        ===========  ===========  =========  ===========   ===========  ===========  =========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                                                                              International      MFS
                                                      High-     International     Growth    Massachusetts     MFS
                           Growth       Growth-       Yield      Diversified       and        Investors      Total       Mid-Cap
                        Opportunities    Income        Bond       Equities        Income        Trust        Return       Growth
                          Portfolio    Portfolio    Portfolio     Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                          (Class 1)    (Class 1)    (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)
                        ------------- -----------  -----------  ------------- ------------- ------------- -----------  -----------
Investment income:
   Dividends              $       0   $   105,292  $   383,657   $    42,260   $         0    $  46,224   $   308,791  $         0
                          ---------   -----------  -----------   -----------   -----------    ---------   -----------  -----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk           (7,403)     (115,329)     (66,784)      (47,538)      (49,420)     (51,737)     (126,319)     (35,158)
                          ---------   -----------  -----------   -----------   -----------    ---------   -----------  -----------
Net investment income
   (loss)                    (7,403)      (10,037)     316,873        (5,278)      (49,420)      (5,513)      182,472      (35,158)
                          ---------   -----------  -----------   -----------   -----------    ---------   -----------  -----------
Net realized gains
   (losses) from sale
   of securities           (114,440)   (1,282,203)  (1,148,134)     (449,029)     (429,254)    (153,113)     (674,357)    (283,770)
Realized gain
   distributions                  0             0            0             0             0            0             0            0
                          ---------   -----------  -----------   -----------   -----------    ---------   -----------  -----------
Net realized gains
   (losses)                (114,440)   (1,282,203)  (1,148,134)     (449,029)     (429,254)    (153,113)     (674,357)    (283,770)
                          ---------   -----------  -----------   -----------   -----------    ---------   -----------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period     (208,252)   (4,955,024)  (2,184,363)   (1,564,730)   (2,484,006)    (731,103)   (2,660,009)  (1,503,308)
   End of period            (22,747)   (1,918,990)      42,057      (479,654)   (1,260,022)     158,210      (942,704)    (398,580)
                          ---------   -----------  -----------   -----------   -----------    ---------   -----------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments              185,505     3,036,034    2,226,420     1,085,076     1,223,984      889,313     1,717,305    1,104,728
                          ---------   -----------  -----------   -----------   -----------    ---------   -----------  -----------
Increase (decrease) in
   net assets from
   operations             $  63,662   $ 1,743,794  $ 1,395,159   $   630,769   $   745,310    $ 730,687   $ 1,225,420  $   785,800
                          =========   ===========  ===========   ===========   ===========    =========   ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                                                                                               American    American
                                                                                                 Funds      Funds
                                                             Total                               Asset      Global
                            Real                 Telecom     Return   Aggressive   Alliance   Allocation    Growth
                           Estate    Technology  Utility      Bond      Growth      Growth       SAST       SAST
                         Portfolio    Portfolio Portfolio  Portfolio   Portfolio  Portfolio    Portfolio  Portfolio
                         (Class 1)    (Class 1) (Class 1)  (Class 1)   (Class 3)  (Class 3)    (Class 3)  (Class 3)
                        -----------  ---------- ---------  ---------  ---------- -----------  ---------- -----------
Investment income:
   Dividends            $    37,654  $       0  $  58,619  $  49,151  $       0  $    25,578  $  30,959  $   119,186
                        -----------  ---------  ---------  ---------  ---------  -----------  ---------  -----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk          (25,909)    (4,125)   (16,073)   (36,077)   (14,314)    (115,225)   (21,419)     (82,193)
                        -----------  ---------  ---------  ---------  ---------  -----------  ---------  -----------
Net investment income
   (loss)                    11,745     (4,125)    42,546     13,074    (14,314)     (89,647)     9,540       36,993
                        -----------  ---------  ---------  ---------  ---------  -----------  ---------  -----------
Net realized gains
   (losses) from sale
   of securities           (581,580)   (47,834)   (79,676)    26,752   (142,999)    (177,599)   (41,306)    (245,655)
Realized gain
   distributions                  0          0          0          0          0            0     39,188      257,170
                        -----------  ---------  ---------  ---------  ---------  -----------  ---------  -----------
Net realized gains
   (losses)                (581,580)   (47,834)   (79,676)    26,752   (142,999)    (177,599)    (2,118)      11,515
                        -----------  ---------  ---------  ---------  ---------  -----------  ---------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period   (1,995,051)  (197,931)  (455,862)    17,456   (866,734)  (2,547,785)  (367,399)  (1,706,886)
   End of period         (1,021,198)   (39,076)  (137,352)   197,188   (403,069)     187,889    (88,147)      45,430
                        -----------  ---------  ---------  ---------  ---------  -----------  ---------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments              973,853    158,855    318,510    179,732    463,665    2,735,674    279,252    1,752,316
                        -----------  ---------  ---------  ---------  ---------  -----------  ---------  -----------
Increase (decrease) in
   net assets from
   operations           $   404,018  $ 106,896  $ 281,380  $ 219,558  $ 306,352  $ 2,468,428  $ 286,674  $ 1,800,824
                        ===========  =========  =========  =========  =========  ===========  =========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                                       American
                         American       Funds
                           Funds       Growth-                 Blue                                              Davis
                          Growth        Income                 Chip       Capital       Cash     Corporate      Venture
                           SAST          SAST      Balanced   Growth       Growth    Management    Bond          Value
                         Portfolio    Portfolio   Portfolio  Portfolio   Portfolio   Portfolio   Portfolio     Portfolio
                         (Class 3)    (Class 3)   (Class 3)  (Class 3)   (Class 3)   (Class 3)   (Class 3)     (Class 3)
                        -----------  -----------  ---------  ---------  -----------  ---------  -----------  -------------
Investment income:
   Dividends            $    95,878  $   141,091  $  27,609  $     694  $         0  $ 271,293  $ 1,176,542  $    242,341
                        -----------  -----------  ---------  ---------  -----------  ---------  -----------  ------------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk          (87,500)    (100,376)   (11,373)   (19,459)     (37,135)  (180,882)    (287,901)     (285,474)
                        -----------  -----------  ---------  ---------  -----------  ---------  -----------  ------------
Net investment income
   (loss)                     8,378       40,715     16,236    (18,765)     (37,135)    90,411      888,641       (43,133)
                        -----------  -----------  ---------  ---------  -----------  ---------  -----------  ------------
Net realized gains
   (losses) from sale
   of securities           (407,486)    (287,258)   (22,309)   (39,247)    (168,260)  (137,128)     (37,739)   (1,670,809)
Realized gain
   distributions            468,300      305,526          0          0            0          0            0       450,586
                        -----------  -----------  ---------  ---------  -----------  ---------  -----------  ------------
Net realized gains
   (losses)                  60,814       18,268    (22,309)   (39,247)    (168,260)  (137,128)     (37,739)   (1,220,223)
                        -----------  -----------  ---------  ---------  -----------  ---------  -----------  ------------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period   (2,393,976)  (2,341,036)  (175,979)  (506,753)  (1,312,500)  (270,605)  (1,988,964)  (10,724,020)
   End of period           (683,896)    (679,380)   (11,661)   (70,089)    (295,510)  (427,761)   1,853,581    (4,160,992)
                        -----------  -----------  ---------  ---------  -----------  ---------  -----------  ------------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments            1,710,080    1,661,656    164,318    436,664    1,016,990   (157,156)   3,842,545     6,563,028
                        -----------  -----------  ---------  ---------  -----------  ---------  -----------  ------------
Increase (decrease) in
   net assets from
   operations           $ 1,779,272  $ 1,720,639  $ 158,245  $ 378,652  $   811,595  $(203,873) $ 4,693,447  $  5,299,672
                        ===========  ===========  =========  =========  ===========  =========  ===========  ============

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                          "Dogs"
                         of Wall   Emerging         Equity      Foreign    Fundamental    Global     Global      Growth
                          Street    Markets     Opportunities    Value        Growth       Bond     Equities  Opportunities
                        Portfolio  Portfolio      Portfolio    Portfolio    Portfolio   Portfolio  Portfolio    Portfolio
                        (Class 3)  (Class 3)      (Class 3)    (Class 3)    (Class 3)   (Class 3)  (Class 3)    (Class 3)
                        ---------  -----------  ------------- -----------  -----------  ---------  ---------  -------------
Investment income:
   Dividends            $  39,931  $         0   $    12,447  $   382,427  $         0  $ 173,344  $  39,891    $       0
                        ---------  -----------   -----------  -----------  -----------  ---------  ---------    ---------
Expenses:
   Charges for
   distribution,
   mortality and
   expense risk           (13,625)    (116,124)      (19,808)    (224,141)     (57,147)   (75,197)   (23,569)     (48,010)
                        ---------  -----------   -----------  -----------  -----------  ---------  ---------    ---------
Net investment income
   (loss)                  26,306     (116,124)       (7,361)     158,286      (57,147)    98,147     16,322      (48,010)
                        ---------  -----------   -----------  -----------  -----------  ---------  ---------    ---------
Net realized gains
   (losses) from sale
   of securities         (101,415)  (3,868,479)     (328,543)    (688,876)    (232,327)    45,722    (42,824)     (73,090)
Realized gain
   distributions                0            0             0      391,035            0    130,321          0            0
                        ---------  -----------   -----------  -----------  -----------  ---------  ---------    ---------
Net realized gains
   (losses)              (101,415)  (3,868,479)     (328,543)    (297,841)    (232,327)   176,043    (42,824)     (73,090)
                        ---------  -----------   -----------  -----------  -----------  ---------  ---------    ---------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period   (574,130)  (7,708,839)   (1,096,992)  (5,668,716)  (1,966,937)    87,726   (729,957)    (712,738)
   End of period         (345,385)     284,775      (426,801)  (1,734,993)    (607,555)    88,863   (329,766)     (40,665)
                        ---------  -----------   -----------  -----------  -----------  ---------  ---------    ---------
Change in net
   unrealized
   appreciation
  (depreciation) of
   investments            228,745    7,993,614       670,191    3,933,723    1,359,382      1,137    400,191      672,073
                        ---------  -----------   -----------  -----------  -----------  ---------  ---------    ---------
Increase (decrease) in
   net assets from
   operations           $ 153,636  $ 4,009,011   $   334,287  $ 3,794,168  $ 1,069,908  $ 275,327  $ 373,689    $ 550,973
                        =========  ===========   ===========  ===========  ===========  =========  =========    =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                                                                                              MFS
                                                International International   Marsico    Massachusetts
                         Growth-    High-Yield   Diversified    Growth and    Focused       Investor     MFS Total     Mid-Cap
                          Income      Bond        Equities        Income       Growth        Trust        Return       Growth
                        Portfolio   Portfolio     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                        (Class 3)   (Class 3)     (Class 3)     (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)
                        ---------  -----------  ------------- ------------- -----------  ------------- -----------  -----------
Investment income:
   Dividends            $   6,488  $   255,264   $   112,541   $         0  $     8,544   $    52,208  $   285,025  $         0
                        ---------  -----------   -----------   -----------  -----------   -----------  -----------  -----------
Expenses:
   Charges for
   distribution,
   mortality and
   expense risk            (9,135)     (41,256)     (161,250)     (169,066)     (25,345)      (68,272)    (115,677)     (57,766)
                        ---------  -----------   -----------   -----------  -----------   -----------  -----------  -----------
Net investment income
   (loss)                  (2,647)     214,008       (48,709)     (169,066)     (16,801)      (16,064)     169,348      (57,766)
                        ---------  -----------   -----------   -----------  -----------   -----------  -----------  -----------
Net realized gains
   (losses) from sale
   of securities          (65,744)    (241,519)     (343,244)   (1,740,005)    (105,788)      (45,859)    (602,190)    (107,665)
Realized gain
   distributions                0            0             0             0            0             0            0            0
                        ---------  -----------   -----------   -----------  -----------   -----------  -----------  -----------
Net realized gains
   (losses)               (65,744)    (241,519)     (343,244)   (1,740,005)    (105,788)      (45,859)    (602,190)    (107,665)
                        ---------  -----------   -----------   -----------  -----------   -----------  -----------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period   (391,683)  (1,212,532)   (3,719,940)   (8,205,676)  (1,120,866)     (679,364)  (2,989,099)  (1,534,970)
   End of
   period                (180,417)    (238,881)     (753,505)   (3,479,268)    (569,224)      466,690   (1,357,855)    (105,709)
                        ---------  -----------   -----------   -----------  -----------   -----------  -----------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments            211,266      973,651     2,966,435     4,726,408      551,642     1,146,054    1,631,244    1,429,261
                        ---------  -----------   -----------   -----------  -----------   -----------  -----------  -----------
Increase (decrease) in
   net assets from
   operations           $ 142,875  $   946,140   $ 2,574,482   $ 2,817,337  $   429,053   $ 1,084,131  $ 1,198,402  $ 1,263,830
                        =========  ===========   ===========   ===========  ===========   ===========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                                       Small &       Small
                                       Mid Cap      Company                Telecom   Total Return
                        Real Estate     Value        Value     Technology  Utility       Bond     Capital Growth   Comstock
                          Portfolio   Portfolio    Portfolio    Portfolio Portfolio    Portfolio     Portfolio    Portfolio
                          (Class 3)   (Class 3)    (Class 3)    (Class 3) (Class 3)   (Class 3)     (Class II)    (Class II)
                        -----------  -----------  -----------  ---------- ---------  ------------ -------------- -----------
Investment income:
   Dividends            $   129,077  $    81,134  $    24,822  $       0  $  26,145   $ 177,242     $       0    $   271,422
                        -----------  -----------  -----------  ---------  ---------   ---------     ---------    -----------
Expenses:
   Charges for
   distribution,
   mortality and
   expense risk            (107,935)    (212,063)     (66,973)   (16,795)    (7,780)   (129,438)       (7,485)       (90,631)
                        -----------  -----------  -----------  ---------  ---------   ---------     ---------    -----------
Net investment income
   (loss)                    21,142     (130,929)     (42,151)   (16,795)    18,365      47,804        (7,485)       180,791
                        -----------  -----------  -----------  ---------  ---------   ---------     ---------    -----------
Net realized gains
   (losses) from sale
   of securities         (2,452,802)    (928,893)    (387,876)  (103,966)   (30,270)     68,637       (20,267)      (441,794)
Realized gain
   distributions                  0      502,509            0          0          0           0             0              0
                        -----------  -----------  -----------  ---------  ---------   ---------     ---------    -----------
Net realized gains
   (losses)              (2,452,802)    (426,384)    (387,876)  (103,966)   (30,270)     68,637       (20,267)      (441,794)
                        -----------  -----------  -----------  ---------  ---------   ---------     ---------    -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period   (6,350,676)  (6,432,561)  (1,881,013)  (609,630)  (181,395)    138,852      (212,588)    (2,437,681)
   End of
   period                (1,709,889)    (976,039)    (181,987)   (67,622)   (32,956)    731,610        56,591       (518,889)
                        -----------  -----------  -----------  ---------  ---------   ---------     ---------    -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments            4,640,787    5,456,522    1,699,026    542,008    148,439     592,758       269,179      1,918,792
                        -----------  -----------  -----------  ---------  ---------   ---------     ---------    -----------
Increase (decrease) in
   net assets from
   operations           $ 2,209,127  $ 4,899,209  $ 1,268,999  $ 421,247  $ 136,534   $ 709,199     $ 241,427    $ 1,657,789
                        ===========  ===========  ===========  =========  =========   =========     =========    ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                         Growth and   Diversified    Equity              LargeCap   LargeCap    MidCap      Money
                           Income    International   Income     Income     Blend     Growth     Blend       Market
                          Portfolio     Account     Account    Account  Account II  Account    Account     Account
                         (Class II)     (Class 2)  (Class 2)  (Class 2)  (Class 2) (Class 2)  (Class 2)   (Class 2)
                        ------------ ------------- ---------  --------- ---------- --------- -----------  ---------
Investment income:
   Dividends            $   585,476    $  16,218   $  48,714  $ 29,502   $  1,075  $    148  $    24,545   $ 1,049
                        -----------    ---------   ---------  --------   --------  --------  -----------   -------
Expenses:
   Charges for
   distribution,
   mortality and
   expense risk            (245,522)      (6,504)    (16,029)   (4,966)    (1,310)     (693)     (25,918)   (5,473)
                        -----------    ---------   ---------  --------   --------  --------  -----------   -------
Net investment income
   (loss)                   339,954        9,714      32,685    24,536       (235)     (545)      (1,373)   (4,424)
                        -----------    ---------   ---------  --------   --------  --------  -----------   -------
Net realized gains
   (losses) from sale
   of securities           (730,564)     (34,634)   (207,107)   (6,366)    (6,937)     (176)    (255,829)        0
Realized gain
   distributions                  0            0           0       409          0         0      127,544         0
                        -----------    ---------   ---------  --------   --------  --------  -----------   -------
Net realized gains
   (losses)                (730,564)     (34,634)   (207,107)   (5,957)    (6,937)     (176)    (128,285)        0
                        -----------    ---------   ---------  --------   --------  --------  -----------   -------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period   (5,746,950)    (482,685)   (675,153)  (33,739)   (70,047)  (15,022)  (1,538,521)        0
   End of period         (1,692,441)    (361,736)   (360,477)   (6,083)   (41,902)   (4,437)  (1,028,007)        0
                        -----------    ---------   ---------  --------   --------  --------  -----------   -------
Change in net
   unrealized
   appreciation
  (depreciation) of
   investments            4,054,509      120,949     314,676    27,656     28,145    10,585      510,514         0
                        -----------    ---------   ---------  --------   --------  --------  -----------   -------
Increase (decrease) in
   net assets from
   operations           $ 3,663,899    $  96,029   $ 140,254  $ 46,235   $ 20,973  $  9,864  $   380,856   $(4,424)
                        ===========    =========   =========  ========   ========  ========  ===========   =======

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                                     Principal                                SAM         SAM         SAM        SAM
                         Mortgage     Capital   Real Estate     SAM      Conservative Conservative  Flexible  Strategic
                        Securities Appreciation  Securities   Balanced     Balanced      Growth      Income    Growth
                          Account     Account     Account    Portfolio     Portfolio    Portfolio  Portfolio  Portfolio
                         (Class 2)   (Class 2)   (Class 2)   (Class 2)     (Class 2)    (Class 2)  (Class 2)  (Class 2)
                        ---------- ------------ ----------- -----------  ------------ ------------ ---------  ---------
Investment income:
   Dividends               $ 240    $   3,763    $    609   $   350,995   $  16,101    $  65,473   $  45,149  $   8,276
                           -----    ---------    --------   -----------   ---------    ---------   ---------  ---------
Expenses:
   Charges for
   distribution,
   mortality and
   expense risk              (53)      (6,347)       (286)     (156,570)     (6,972)     (22,603)    (16,224)    (3,726)
                           -----    ---------    --------   -----------   ---------    ---------   ---------  ---------
Net investment income
   (loss)                    187       (2,584)        323       194,425       9,129       42,870      28,925      4,550
                           -----    ---------    --------   -----------   ---------    ---------   ---------  ---------
Net realized gains
   (losses) from sale
   of securities             (48)     (56,709)     (4,296)     (756,987)   (111,634)    (132,613)   (137,154)    (2,264)
Realized gain
   distributions               0            0           0       291,066       8,281       78,195       9,818      3,380
                           -----    ---------    --------   -----------   ---------    ---------   ---------  ---------
Net realized gains
   (losses)                  (48)     (56,709)     (4,296)     (465,921)   (103,353)     (54,418)   (127,336)     1,116
                           -----    ---------    --------   -----------   ---------    ---------   ---------  ---------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period       (85)    (223,374)    (23,544)   (3,717,709)   (179,784)    (657,597)   (331,905)  (138,888)
   End of period             (67)     (71,491)    (14,948)   (1,600,166)    (26,819)    (364,821)    (76,686)   (88,630)
                           -----    ---------    --------   -----------   ---------    ---------   ---------  ---------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments                18      151,883       8,596     2,117,543     152,965      292,776     255,219     50,258
                           -----    ---------    --------   -----------   ---------    ---------   ---------  ---------
Increase (decrease) in
   net assets from
   operations              $ 157    $  92,590    $  4,623   $ 1,846,047   $  58,741    $ 281,228   $ 156,808  $  55,924
                           =====    =========    ========   ===========   =========    =========   =========  =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                                                                Columbia
                                                                Marsico
                                                                Focused
                                                 Columbia High  Equities
                           Short-Term  SmallCap   Yield Fund,    Fund,       Asset      Global
                             Income     Growth      Variable    Variable  Allocation   Growth       Growth     Growth-Income
                             Account  Account II     Series      Series      Fund        Fund        Fund          Fund
                            (Class 2) (Class 2)    (Class A)   (Class A)   (Class 2)  (Class 2)    (Class 2)     (Class 2)
                           ---------- ---------- ------------- ---------  ---------- -----------  -----------  -------------
Investment income:
   Dividends                 $ 3,390   $      0    $ 24,264    $   3,250  $  44,140  $   137,008  $    61,929    $   182,325
                             -------   --------    --------    ---------  ---------  -----------  -----------    -----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk              (960)      (308)     (3,864)      (7,849)   (15,841)    (143,479)    (138,706)      (162,370)
                             -------   --------    --------    ---------  ---------  -----------  -----------    -----------
Net investment income
   (loss)                      2,430       (308)     20,400       (4,599)    28,299       (6,471)     (76,777)        19,955
                             -------   --------    --------    ---------  ---------  -----------  -----------    -----------
Net realized gains
   (losses) from sale of
   securities                     58     (3,549)     (6,238)     (28,967)   (70,716)    (458,203)  (1,000,819)      (975,787)
Realized gain
   distributions                   0          0           0            0          0            0            0              0
                             -------   --------    --------    ---------  ---------  -----------  -----------    -----------
Net realized gains
   (losses)                       58     (3,549)     (6,238)     (28,967)   (70,716)    (458,203)  (1,000,819)      (975,787)
                             -------   --------    --------    ---------  ---------  -----------  -----------    -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period        (1,455)   (10,766)    (70,781)    (304,644)  (772,658)  (4,658,088)  (6,551,673)    (6,560,841)
   End of period                (460)    (2,095)     (3,984)    (149,646)  (321,070)    (746,387)  (2,437,944)    (2,598,273)
                             -------   --------    --------    ---------  ---------  -----------  -----------    -----------
Change in net unrealized
   appreciation
   (depreciation) of
   investments                   995      8,671      66,797      154,998    451,588    3,911,701    4,113,729      3,962,568
                             -------   --------    --------    ---------  ---------  -----------  -----------    -----------
Increase (decrease) in net
   assets from operations    $ 3,483   $  4,814    $ 80,959    $ 121,432  $ 409,171  $ 3,447,027  $ 3,036,133    $ 3,006,736
                             =======   ========    ========    =========  =========  ===========  ===========    ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                                                                       MTB         MTB         MTB
                                                 MTB       MTB       Managed     Managed     Managed
                        Growth and    Mid Cap    Large     Large    Allocation  Allocation  Allocation
                         Income        Value     Cap       Cap       Fund -        Fund -     Fund -   Franklin Income
                        Portfolio    Portfolio  Growth     Value    Aggressive Conservative  Moderate  Securities Fund
                        (Class VC)  (Class VC)  Fund II   Fund II   Growth II    Growth II   Growth II    (Class 2)
                       -----------  ---------- --------  ---------  ---------- ------------ ---------- ---------------
Investment income:
   Dividends           $    88,650  $     828  $      0  $     588  $       0     $    47    $     15     $  95,852
                       -----------  ---------  --------  ---------  ---------     -------    --------     ---------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk        (129,084)    (1,335)     (316)      (704)      (495)       (104)     (1,820)      (19,236)
                       -----------  ---------  --------  ---------  ---------     -------    --------     ---------
Net investment income
   (loss)                  (40,434)      (507)     (316)      (116)      (495)        (57)     (1,805)       76,616
                       -----------  ---------  --------  ---------  ---------     -------    --------     ---------
Net realized gains
   (losses) from sale
   of securities          (404,219)   (18,982)  (30,384)  (107,646)  (108,961)     (5,236)    (27,925)      (51,088)
Realized gain
   distributions                 0          0         0          0          0           0         728             0
                       -----------  ---------  --------  ---------  ---------     -------    --------     ---------
Net realized gains
   (losses)               (404,219)   (18,982)  (30,384)  (107,646)  (108,961)     (5,236)    (27,197)      (51,088)
                       -----------  ---------  --------  ---------  ---------     -------    --------     ---------
Net unrealized
   appreciation
   (depreciation) of
   investments:
      Beginning of
         period         (4,108,604)  (102,823)  (30,412)   (98,243)   (90,902)     (3,706)    (58,613)     (201,918)
      End of period     (2,164,575)   (42,338)        0          0          0           0      (8,430)      167,982
                       -----------  ---------  --------  ---------  ---------     -------    --------     ---------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments           1,944,029     60,485    30,412     98,243     90,902       3,706      50,183       369,900
                       -----------  ---------  --------  ---------  ---------     -------    --------     ---------
Increase (decrease) in
   net assets from
   operations          $ 1,499,376  $  40,996  $   (288) $  (9,519) $ (18,554)    $(1,587)   $ 21,181     $ 395,428
                       ===========  =========  ========  =========  =========     =======    ========     =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (Continued)

                          Franklin
                        Templeton VIP
                        Founding Funds
                       Allocation Fund
                          (Class 2)
                       ---------------
Investment income:
   Dividends              $  53,195
                          ---------
Expenses:
   Charges for
   distribution,
   mortality and
   expense risk             (28,136)
                          ---------
Net investment income
   (loss)                    25,059
                          ---------
Net realized gains
   (losses) from sale
   of securities           (171,723)
Realized gain
   distributions                  0
                          ---------
Net realized gains
   (losses)                (171,723)
                          ---------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period     (569,252)
   End of period             60,815
                          ---------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments              630,067
                          ---------
Increase (decrease) in
   net assets from
   operations             $ 483,403
                          =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009

                                                  Government                                                    Government
                                                     and                                                           and
                           Asset       Capital     Quality                  Natural      Asset       Capital     Quality
                        Allocation  Appreciation    Bond        Growth     Resources  Allocation  Appreciation    Bond
                         Portfolio    Portfolio   Portfolio    Portfolio   Portfolio   Portfolio    Portfolio   Portfolio
                         (Class 1)    (Class 1)   (Class 1)   (Class 1)   (Class 1)   (Class 3)    (Class 3)   (Class 3)
                        ----------  ------------ -----------  ----------  ----------  ----------  ------------ -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   98,562  $  (150,694) $   320,222  $  (22,301) $   (3,285) $   45,898  $  (207,522) $   852,891
   Net realized gains
      (losses) from
      securities
      transactions        (402,036)  (1,243,234)      31,116    (964,386)    343,806    (121,798)    (943,782)      54,547
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments        1,119,625    4,333,260      (84,518)  2,610,831   1,419,552     509,855    5,455,432     (258,853)
                        ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from
         operations        816,151    2,939,332      266,820   1,624,144   1,760,073     433,955    4,304,128      648,585
                        ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold             4,753        7,055        2,289       3,216       5,793      18,095      242,409      611,772
   Cost of units
      redeemed            (598,771)  (2,049,158)  (3,090,809)   (645,877)   (409,149)   (123,541)  (1,024,490)  (2,934,056)
   Net transfers          (199,154)    (476,035)    (675,871)   (116,913)    (29,633)    (64,609)    (329,514)   4,283,464
   Contract maintenance
      charge                (2,200)      (4,757)      (3,345)     (2,507)     (1,328)       (479)      (2,765)      (4,431)
                        ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions     (795,372)  (2,522,895)  (3,767,736)   (762,081)   (434,317)   (170,534)  (1,114,360)   1,956,749
                        ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------
Increase (decrease) in
   net assets               20,779      416,437   (3,500,916)    862,063   1,325,756     263,421    3,189,768    2,605,334
Net assets at beginning
   of period             4,793,858   10,510,598   12,100,714   5,163,243   3,503,249   2,236,326   12,995,503   26,105,975
                        ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------
Net assets at end of
   period               $4,814,637  $10,927,035  $ 8,599,798  $6,025,306  $4,829,005  $2,499,747  $16,185,271  $28,711,309
                        ==========  ===========  ===========  ==========  ==========  ==========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                  214          180          118         133         134       1,755       11,611       37,162
   Units redeemed          (28,531)     (59,267)    (163,277)    (26,742)    (10,021)     (5,791)     (33,967)    (157,503)
   Units transferred       (10,577)     (15,405)     (35,281)     (7,391)     (2,229)     (2,335)      (3,647)     238,365
                        ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------
Increase (decrease) in
   units outstanding       (38,894)     (74,492)    (198,440)    (34,000)    (12,116)     (6,371)     (26,003)     118,024
Beginning units            234,020      326,438      644,341     236,291     105,729     113,415      483,122    1,449,095
                        ----------  -----------  -----------  ----------  ----------  ----------  -----------  -----------
Ending units               195,126      251,946      445,901     202,291      93,613     107,044      457,119    1,567,119
                        ==========  ===========  ===========  ==========  ==========  ==========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                                                         Blue
                                       Natural   Aggressive    Alliance                  Chip     Capital      Cash
                          Growth      Resources     Growth      Growth     Balanced     Growth     Growth   Management
                         Portfolio    Portfolio   Portfolio   Portfolio    Portfolio  Portfolio  Portfolio  Portfolio
                         (Class 3)    (Class 3)   (Class 1)   (Class 1)    (Class 1)  (Class 1)  (Class 1)  (Class 1)
                        -----------  ----------  ----------  -----------  ----------  ---------  --------- ------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   (53,102) $  (35,750) $  (24,320) $   (97,355) $   69,478  $ (10,409) $ (8,296) $    41,741
   Net realized gains
      (losses) from
       securities
       transactions      (1,093,477)   (272,868)   (426,362)  (1,224,470)   (300,369)   (34,301)  (38,160)    (186,020)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments         3,260,615   3,485,556   1,025,081    4,820,607     986,511    293,006   234,714       28,212
                        -----------  ----------  ----------  -----------  ----------  ---------  --------  -----------
      Increase
      (decrease) in net
      assets from
      operations          2,114,036   3,176,938     574,399    3,498,782     755,620    248,296   188,258     (116,067)
                        -----------  ----------  ----------  -----------  ----------  ---------  --------  -----------
From capital
   transactions:
   Net proceeds from
      units sold             59,926      61,037         753       27,470       5,826      1,677       600        4,288
   Cost of units
      redeemed             (540,323)   (367,154)   (307,883)  (1,814,905)   (646,793)  (247,177) (220,159)  (3,531,375)
   Net transfers           (644,432)     64,822     (79,262)    (320,904)    163,028      9,357   (18,041)  (1,179,623)
      Contract
      maintenance
      charge                 (1,356)     (3,252)     (1,409)      (7,062)     (2,254)      (328)     (168)      (2,883)
                        -----------  ----------  ----------  -----------  ----------  ---------  --------  -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions    (1,126,185)   (244,547)   (387,801)  (2,115,401)   (480,193)  (236,471) (237,768)  (4,709,593)
                        -----------  ----------  ----------  -----------  ----------  ---------  --------  -----------
Increase (decrease)
   in net assets            987,851   2,932,391     186,598    1,383,381     275,427     11,825   (49,510)  (4,825,660)
Net assets at beginning
   of period              6,474,338   5,574,546   1,809,108   10,268,696   3,734,308    884,535   606,454   11,013,417
                        -----------  ----------  ----------  -----------  ----------  ---------  --------  -----------
Net assets at end of
   period               $ 7,462,189  $8,506,937  $1,995,706  $11,652,077  $4,009,735  $ 896,360  $556,944  $ 6,187,757
                        ===========  ==========  ==========  ===========  ==========  =========  ========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                 3,264       4,852         103        1,118         455        323       107          309
   Units redeemed           (22,272)     (9,505)    (35,491)     (73,910)    (49,431)   (52,692)  (38,811)    (258,597)
   Units transferred        (26,216)      3,551     (10,182)     (13,295)     12,607      1,217    (4,295)     (86,268)
                        -----------  ----------  ----------  -----------  ----------  ---------  --------  -----------
Increase (decrease) in
   units outstanding        (45,224)     (1,102)    (45,570)     (86,087)    (36,369)   (51,152)  (42,999)    (344,556)
Beginning units             316,917     189,295     224,748      470,096     300,550    206,094   122,752      801,601
                        -----------  ----------  ----------  -----------  ----------  ---------  --------  -----------
Ending units                271,693     188,193     179,178      384,009     264,181    154,942    79,753      457,045
                        ===========  ==========  ==========  ===========  ==========  =========  ========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)


                                        Davis      "Dogs" of
                         Corporate     Venture       Wall      Emerging      Equity     Fundamental   Global      Global
                           Bond         Value       Street     Markets    Opportunities   Growth       Bond      Equities
                         Portfolio    Portfolio    Portfolio   Portfolio    Portfolio    Portfolio   Portfolio   Portfolio
                         (Class 1)    (Class 1)    (Class 1)   (Class 1)    (Class 1)    (Class 1)   (Class 1)   (Class 1)
                        -----------  -----------  ----------  ----------  ------------- ----------- ----------  ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   224,792  $    11,957  $   33,585  $  (51,687)  $   (7,061)   $  (42,041)$   48,189  $   28,391
   Net realized gains
      (losses) from
      securities
      transactions           31,211     (888,825)   (196,668)   (846,799)    (837,887)     (384,818)   135,570    (337,644)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments         1,034,938    5,728,618     342,195   2,742,093    1,614,996     1,248,961    (53,664)    835,314
                        -----------  -----------  ----------  ----------   ----------    ---------- ----------  ----------
      Increase
         (decrease)
         in net assets
         from operations  1,290,941    4,851,750     179,112   1,843,607      770,048       822,102    130,095     526,061
                        -----------  -----------  ----------  ----------   ----------    ---------- ----------  ----------
From capital
   transactions:
   Net proceeds from
      units sold             99,627       35,873       5,700         375        2,539         3,509     92,633       2,566
   Cost of units
      redeemed           (1,251,275)  (2,875,326)   (255,754)   (713,732)    (842,705)     (311,002)  (752,475)   (478,854)
   Net transfers            517,145     (734,298)     65,921     121,897      (54,727)      (87,532)   169,921    (223,645)
   Contract maintenance
      charge                 (1,527)      (9,410)       (563)     (1,236)      (1,135)       (2,146)      (743)     (1,271)
                        -----------  -----------  ----------  ----------   ----------    ---------- ----------  ----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions      (636,030)  (3,583,161)   (184,696)   (592,696)    (896,028)     (397,171)  (490,664)   (701,204)
                        -----------  -----------  ----------  ----------   ----------    ---------- ----------  ----------
Increase (decrease) in
   net assets               654,911    1,268,589      (5,584)  1,250,911     (125,980)      424,931   (360,569)   (175,143)
Net assets at beginning
   of period              4,699,639   18,798,296   1,163,088   2,776,870    3,345,205     2,717,945  3,092,067   2,565,924
                        -----------  -----------  ----------  ----------   ----------    ---------- ----------  ----------
Net assets at end of
   period               $ 5,354,550  $20,066,885  $1,157,504  $4,027,781   $3,219,225    $3,142,876 $2,731,498  $2,390,781
                        ===========  ===========  ==========  ==========   ==========    ========== ==========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                 5,325        1,293         652          41          206           254      4,542         189
   Units redeemed           (66,020)    (108,000)    (28,858)    (49,904)     (64,059)      (24,212)   (36,826)    (30,671)
   Units transferred         28,296      (36,283)      7,937       9,501       (6,019)       (7,724)     7,370     (16,223)
                        -----------  -----------  ----------  ----------   ----------    ---------- ----------  ----------
Increase (decrease) in
   units outstanding        (32,399)    (142,990)    (20,269)    (40,362)     (69,872)      (31,682)   (24,914)    (46,705)
Beginning units             277,466      759,922     127,465     242,671      268,348       231,949    150,429     173,662
                        -----------  -----------  ----------  ----------   ----------    ---------- ----------  ----------
Ending units                245,067      616,932     107,196     202,309      198,476       200,267    125,515     126,957
                        ===========  ===========  ==========  ==========   ==========    ========== ==========  ==========


     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                                                                 MFS
                                                                International International Massachusetts
                            Growth      Growth-     High-Yield   Diversified    Growth and    Investors    MFS Total     Mid-Cap
                        Opportunities    Income        Bond        Equities       Income        Trust        Return      Growth
                          Portfolio    Portfolio    Portfolio     Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                          (Class 1)    (Class 1)    (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)
                        ------------- -----------  -----------  ------------- ------------- ------------- -----------  ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)       $  (7,403)  $   (10,037) $   316,873   $   (5,278)   $  (49,420)   $   (5,513)  $   182,472  $  (35,158)
   Net realized gains
      (losses) from
      securities
      transactions         (114,440)   (1,282,203)  (1,148,134)    (449,029)     (429,254)     (153,113)     (674,357)   (283,770)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments           185,505     3,036,034    2,226,420    1,085,076     1,223,984       889,313     1,717,305   1,104,728
                          ---------   -----------  -----------   ----------    ----------    ----------   -----------  ----------
      Increase
         (decrease) in
         net assets
         from
         operations          63,662     1,743,794    1,395,159      630,769       745,310       730,687     1,225,420     785,800
                          ---------   -----------  -----------   ----------    ----------    ----------   -----------  ----------
From capital
   transactions:
   Net proceeds from
      units sold              1,276         6,694        7,250       14,015         7,107         2,117           905       5,558
   Cost of units
      redeemed              (96,866)   (1,547,824)    (955,477)    (611,692)     (586,179)     (584,351)   (1,709,618)   (339,110)
   Net transfers            (50,539)     (383,315)   1,419,928     (398,921)     (184,225)     (119,379)     (263,848)    (23,639)
   Contract maintenance
      charge                   (243)       (4,840)      (1,550)      (1,318)       (1,489)       (1,546)       (3,544)     (1,089)
                          ---------   -----------  -----------   ----------    ----------    ----------   -----------  ----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions      (146,372)   (1,929,285)     470,151     (997,916)     (764,786)     (703,159)   (1,976,105)   (358,280)
                          ---------   -----------  -----------   ----------    ----------    ----------   -----------  ----------
Increase (decrease) in
   net assets               (82,710)     (185,491)   1,865,310     (367,147)      (19,476)       27,528      (750,685)    427,520
Net assets at beginning
   of period                562,699     8,168,268    3,407,990    3,806,888     3,508,360     3,675,337     9,179,787   2,195,718
                          ---------   -----------  -----------   ----------    ----------    ----------   -----------  ----------
Net assets at end of
   period                 $ 479,989   $ 7,982,777  $ 5,273,300   $3,439,741    $3,488,884    $3,702,865   $ 8,429,102  $2,623,238
                          =========   ===========  ===========   ==========    ==========    ==========   ===========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                   306           317          409        1,296           712           100            38       1,336
   Units redeemed           (22,354)      (75,320)     (59,730)     (60,683)      (51,272)      (32,983)      (76,143)    (42,623)
   Units transferred        (13,079)      (19,682)      85,056      (52,405)      (18,593)       (8,758)      (12,202)     (5,277)
                          ---------   -----------  -----------   ----------    ----------    ----------   -----------  ----------
Increase (decrease) in
   units outstanding        (35,127)      (94,685)      25,735     (111,792)      (69,153)      (41,641)      (88,307)    (46,564)
Beginning units             131,247       419,150      242,408      385,914       329,822       215,894       414,277     313,833
                          ---------   -----------  -----------   ----------    ----------    ----------   -----------  ----------
Ending units                 96,120       324,465      268,143      274,122       260,669       174,253       325,970     267,269
                          =========   ===========  ===========   ==========    ==========    ==========   ===========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                                                                 American
                                                              Total                            Funds Asset   American
                                                 Telecom     Return   Aggressive    Alliance    Allocation Funds Global
                        Real Estate Technology   Utility      Bond      Growth       Growth        SAST     Growth SAST
                         Portfolio   Portfolio  Portfolio   Portfolio  Portfolio   Portfolio    Portfolio    Portfolio
                         (Class 1)   (Class 1)  (Class 1)   (Class 1)  (Class 3)   (Class 3)    (Class 3)    (Class 3)
                        ----------- ---------- ----------  ---------- ----------  -----------  ----------- ------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   11,745   $ (4,125) $   42,546  $   13,074 $  (14,314) $   (89,647) $    9,540   $   36,993
   Net realized gains
      (losses) from
      securities
      transactions        (581,580)   (47,834)    (79,676)     26,752   (142,999)    (177,599)     (2,118)      11,515
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments          973,853    158,855     318,510     179,732    463,665    2,735,674     279,252    1,752,316
                        ----------   --------  ----------  ---------- ----------  -----------  ----------   ----------
      Increase
         (decrease) in
         net assets
         from
         operations        404,018    106,896     281,380     219,558    306,352    2,468,428     286,674    1,800,824
                        ----------   --------  ----------  ---------- ----------  -----------  ----------   ----------
From capital
   transactions:
   Net proceeds from
      units sold               336        110           0      91,398     61,632       19,961      91,454      649,165
   Cost of units
      redeemed            (279,703)   (73,940)   (139,008)   (423,025)   (53,168)    (915,183)    (28,296)    (223,992)
   Net transfers          (121,803)   (18,470)    (78,034)    390,773   (120,899)    (460,946)    456,433      267,097
   Contract maintenance
      charge                  (720)       (88)       (538)     (1,013)      (305)      (1,422)       (299)        (998)
                        ----------   --------  ----------  ---------- ----------  -----------  ----------   ----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions     (401,890)   (92,388)   (217,580)     58,133   (112,740)  (1,357,590)    519,292      691,272
                        ----------   --------  ----------  ---------- ----------  -----------  ----------   ----------
Increase (decrease) in
   net assets                2,128     14,508      63,800     277,691    193,612    1,110,838     805,966    2,492,096
Net assets at beginning
   of period             1,971,981    270,717   1,085,585   2,257,658    840,266    6,984,689   1,055,958    4,022,172
                        ----------   --------  ----------  ---------- ----------  -----------  ----------   ----------
Net assets at end of
   period               $1,974,109   $285,225  $1,149,385  $2,535,349 $1,033,878  $ 8,095,527  $1,861,924   $6,514,268
                        ==========   ========  ==========  ========== ==========  ===========  ==========   ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                   57         67           0       3,780      6,491        1,856      10,632       74,946
   Units redeemed          (19,659)   (43,686)    (11,619)    (17,525)    (6,111)     (37,064)     (3,584)     (27,349)
   Units transferred        (9,450)   (12,668)     (6,500)     15,879    (11,538)     (19,648)     55,798       40,490
                        ----------   --------  ----------  ---------- ----------  -----------  ----------   ----------
Increase (decrease) in
   units outstanding       (29,052)   (56,287)    (18,119)      2,134    (11,158)     (54,856)     62,846       88,087
Beginning units            133,956    194,798      97,398      98,057    106,908      339,943     138,834      549,023
                        ----------   --------  ----------  ---------- ----------  -----------  ----------   ----------
Ending units               104,904    138,511      79,279     100,191     95,750      285,087     201,680      637,110
                        ==========   ========  ==========  ========== ==========  ===========  ==========   ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                     American
                                       Funds
                          American    Growth-                                                                 Davis
                           Funds       Income             Blue Chip    Capital       Cash      Corporate     Venture
                        Growth SAST    SAST     Balanced    Growth     Growth     Management      Bond        Value
                         Portfolio   Portfolio Portfolio  Portfolio   Portfolio   Portfolio    Portfolio    Portfolio
                         (Class 3)   (Class 3) (Class 3)  (Class 3)   (Class 3)   (Class 3)    (Class 3)    (Class 3)
                        ----------- ---------- --------- ----------  ----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $    8,378  $   40,715 $ 16,236  $  (18,765) $  (37,135) $    90,411  $   888,641  $   (43,133)
   Net realized gains
      (losses) from
      securities
      transactions          60,814      18,268  (22,309)    (39,247)   (168,260)    (137,128)     (37,739)  (1,220,223)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments        1,710,080   1,661,656  164,318     436,664   1,016,990     (157,156)   3,842,545    6,563,028
                        ----------  ---------- --------  ----------  ----------  -----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from
         operations      1,779,272   1,720,639  158,245     378,652     811,595     (203,873)   4,693,447    5,299,672
                        ----------  ---------- --------  ----------  ----------  -----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold           319,411     437,365   32,250      81,027      31,004      122,451      528,929      459,749
   Cost of units
      redeemed            (156,819)   (206,063) (94,254)    (56,838)   (128,284)  (2,456,512)  (1,551,031)  (1,420,658)
   Net transfers           177,858     451,670  295,070     (32,287)   (136,822)   3,725,681    1,081,997     (402,732)
      Contract
      maintenance
      charge                  (999)     (1,218)    (229)       (368)       (415)      (1,257)      (3,115)      (3,722)
                        ----------  ---------- --------  ----------  ----------  -----------  -----------  -----------
      Increase
         (decrease)
         in net
         assets
         from capital
         transactions      339,451     681,754  232,837      (8,466)   (234,517)   1,390,363       56,780   (1,367,363)
                        ----------  ---------- --------  ----------  ----------  -----------  -----------  -----------
Increase (decrease) in
   net assets            2,118,723   2,402,393  391,082     370,186     577,078    1,186,490    4,750,227    3,932,309
Net assets at beginning
   of period             4,423,666   5,213,567  592,743   1,135,923   2,135,117   11,757,288   16,496,646   17,448,927
                        ----------  ---------- --------  ----------  ----------  -----------  -----------  -----------
Net assets at end of
   period               $6,542,389  $7,615,960 $983,825  $1,506,109  $2,712,195  $12,943,778  $21,246,873  $21,381,236
                        ==========  ========== ========  ==========  ==========  ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold               44,090      61,313    3,409      13,692       5,267        9,154       31,634       29,708
   Units redeemed          (20,969)    (29,014)  (6,923)    (11,535)    (22,773)    (185,681)     (80,838)     (56,168)
   Units transferred        32,999      73,368   22,278      (8,696)    (25,269)     279,604       56,062       (4,334)
                        ----------  ---------- --------  ----------  ----------  -----------  -----------  -----------
Increase (decrease) in
   units outstanding        56,120     105,667   18,764      (6,539)    (42,775)     103,077        6,858      (30,794)
Beginning units            686,499     787,320   48,569     269,789     433,824      879,922    1,026,824      770,465
                        ----------  ---------- --------  ----------  ----------  -----------  -----------  -----------
Ending units               742,619     892,987   67,333     263,250     391,049      982,999    1,033,682      739,671
                        ==========  ========== ========  ==========  ==========  ===========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                         "Dogs" of    Emerging       Equity      Foreign    Fundamental               Global        Growth
                        Wall Street   Markets    Opportunities    Value        Growth   Global Bond  Equities   Opportunities
                         Portfolio   Portfolio      Portfolio   Portfolio    Portfolio   Portfolio   Portfolio    Portfolio
                         (Class 3)   (Class 3)      (Class 3)   (Class 3)    (Class 3)   (Class 3)   (Class 3)    (Class 3)
                        ----------- -----------  ------------- -----------  ----------- ----------- ----------  -------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   26,306  $  (116,124)  $   (7,361)  $   158,286  $  (57,147) $   98,147  $   16,322   $  (48,010)
   Net realized gains
      (losses) from
      securities
      transactions        (101,415)  (3,868,479)    (328,543)     (297,841)   (232,327)    176,043     (42,824)     (73,090)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments          228,745    7,993,614      670,191     3,933,723   1,359,382       1,137     400,191      672,073
                        ----------  -----------   ----------   -----------  ----------  ----------  ----------   ----------
      Increase
         (decrease) in
         net assets
         from
         operations        153,636    4,009,011      334,287     3,794,168   1,069,908     275,327     373,689      550,973
                        ----------  -----------   ----------   -----------  ----------  ----------  ----------   ----------
From capital
   transactions:
   Net proceeds from
      units sold            46,840      120,341          491       655,893      69,965     153,783      51,426      249,725
   Cost of units
      redeemed             (30,147)    (423,430)    (147,771)     (833,494)    (92,073)   (412,003)   (154,510)    (259,185)
   Net transfers           (31,763)  (1,279,697)    (124,038)      113,474     (37,233)    733,689     130,743      691,699
   Contract maintenance
      charge                  (269)      (1,766)        (266)       (3,016)       (588)       (707)       (278)        (489)
                        ----------  -----------   ----------   -----------  ----------  ----------  ----------   ----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions      (15,339)  (1,584,552)    (271,584)      (67,143)    (59,929)    474,762      27,381      681,750
                        ----------  -----------   ----------   -----------  ----------  ----------  ----------   ----------
Increase (decrease) in
   net assets              138,297    2,424,459       62,703     3,727,025   1,009,979     750,089     401,070    1,232,723
Net assets at beginning
   of period               896,659    5,754,527    1,319,969    13,190,881   3,290,405   4,884,012   1,371,857    2,602,783
                        ----------  -----------   ----------   -----------  ----------  ----------  ----------   ----------
Net assets at end of
   period               $1,034,956  $ 8,178,986   $1,382,672   $16,917,906  $4,300,384  $5,634,101  $1,772,927   $3,835,506
                        ==========  ===========   ==========   ===========  ==========  ==========  ==========   ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                4,871        8,639           48        53,587       5,909       8,915       3,081       55,327
   Units redeemed           (3,313)     (26,791)     (11,091)      (60,909)     (7,747)    (20,633)     (9,461)     (58,688)
   Units transferred        (3,527)     (74,923)      (9,815)       24,419      (4,674)     37,207       8,013      159,513
                        ----------  -----------   ----------   -----------  ----------  ----------  ----------   ----------
Increase (decrease) in
   units outstanding        (1,969)     (93,075)     (20,858)       17,097      (6,512)     25,489       1,633      156,152
Beginning units            100,495      521,630      110,609     1,053,691     307,030     250,824      99,132      610,496
                        ----------  -----------   ----------   -----------  ----------  ----------  ----------   ----------
Ending units                98,526      428,555       89,751     1,070,788     300,518     276,313     100,765      766,648
                        ==========  ===========   ==========   ===========  ==========  ==========  ==========   ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                                                           MFS
                                              International International   Marsico   Massachusetts     MFS
                         Growth-  High-Yield   Diversified      Growth      Focused     Investors      Total      Mid-Cap
                          Income     Bond       Equities      and Income     Growth       Trust       Return      Growth
                        Portfolio  Portfolio    Portfolio     Portfolio    Portfolio    Portfolio    Portfolio   Portfolio
                        (Class 3)  (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)    (Class 3)   (Class 3)
                        --------- ----------  ------------- ------------- ----------  ------------- ----------  ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $ (2,647) $  214,008  $   (48,709)   $  (169,066) $  (16,801)  $  (16,064)  $  169,348  $  (57,766)
   Net realized gains
      (losses) from
      securities
      transactions       (65,744)   (241,519)    (343,244)    (1,740,005)   (105,788)     (45,859)    (602,190)   (107,665)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments        211,266     973,651    2,966,435      4,726,408     551,642    1,146,054    1,631,244   1,429,261
                        --------  ----------  -----------    -----------  ----------   ----------   ----------  ----------
      Increase
         (decrease) in
         net assets
         from
         operations      142,875     946,140    2,574,482      2,817,337     429,053    1,084,131    1,198,402   1,263,830
                        --------  ----------  -----------    -----------  ----------   ----------   ----------  ----------
From capital
   transactions:
   Net proceeds from
      units sold           5,122      95,765       63,732        308,552     103,578      408,984       66,632      21,358
   Cost of units
      redeemed           (44,905)   (167,806)    (750,462)      (680,908)    (92,452)    (283,125)    (543,800)   (246,594)
   Net transfers         (23,585)    359,011     (404,538)       259,297     150,944      636,211      173,468    (125,105)
   Contract maintenance
      charge                (155)       (526)      (2,150)        (1,815)       (432)        (593)      (2,049)       (768)
                        --------  ----------  -----------    -----------  ----------   ----------   ----------  ----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions    (63,523)    286,444   (1,093,418)      (114,874)    161,638      761,477     (305,749)   (351,109)
                        --------  ----------  -----------    -----------  ----------   ----------   ----------  ----------
Increase (decrease) in
   net assets             79,352   1,232,584    1,481,064      2,702,463     590,691    1,845,608      892,653     912,721
Net assets at beginning
   of period             572,672   2,126,355   10,202,829      9,864,933   1,500,606    3,526,622    7,919,481   3,322,545
                        --------  ----------  -----------    -----------  ----------   ----------   ----------  ----------
Net assets at end of
   period               $652,024  $3,358,939  $11,683,893    $12,567,396  $2,091,297   $5,372,230   $8,812,134  $4,235,266
                        ========  ==========  ===========    ===========  ==========   ==========   ==========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                284       7,062        6,329         32,071      11,403       27,492        4,010       2,708
   Units redeemed         (2,135)    (10,795)     (71,268)       (60,269)    (10,968)     (15,960)     (27,238)    (29,737)
   Units transferred      (1,034)     25,445      (36,404)        47,030      16,562       46,884        7,458     (16,041)
                        --------  ----------  -----------    -----------  ----------   ----------   ----------  ----------
Increase (decrease) in
   units outstanding      (2,885)     21,712     (101,343)        18,832      16,997       58,416      (15,770)    (43,070)
Beginning units           32,766     162,434    1,062,717        985,627     192,620      229,069      403,274     486,422
                        --------  ----------  -----------    -----------  ----------   ----------   ----------  ----------
Ending units              29,881     184,146      961,374      1,004,459     209,617      287,485      387,504     443,352
                        ========  ==========  ===========    ===========  ==========   ==========   ==========  ==========

       The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                       Small &       Small                             Total
                                       Mid Cap      Company                Telecom     Return      Capital
                        Real Estate     Value        Value    Technology   Utility     Bond        Growth    Comstock
                         Portfolio    Portfolio    Portfolio   Portfolio  Portfolio  Portfolio    Portfolio  Portfolio
                         (Class 3)    (Class 3)    (Class 3)   (Class 3)  (Class 3)  (Class 3)   (Class II) (Class II)
                        -----------  -----------  ----------  ----------  --------- -----------  ---------- ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $    21,142  $  (130,929) $  (42,151) $  (16,795) $ 18,365  $    47,804   $ (7,485) $  180,791
   Net realized gains
      (losses) from
      securities
      transactions       (2,452,802)    (426,384)   (387,876)   (103,966)  (30,270)      68,637    (20,267)   (441,794)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments         4,640,787    5,456,522   1,699,026     542,008   148,439      592,758    269,179   1,918,792
                        -----------  -----------  ----------  ----------  --------  -----------   --------  ----------
      Increase
         (decrease) in
         net assets
         from
         operations       2,209,127    4,899,209   1,268,999     421,247   136,534      709,199    241,427   1,657,789
                        -----------  -----------  ----------  ----------  --------  -----------   --------  ----------
From capital
   transactions:
   Net proceeds from
      units sold            335,834      562,178     224,929      11,270    16,671    1,449,999        204     402,064
   Cost of units
      redeemed             (344,969)    (694,830)   (343,500)    (87,655)  (17,239)    (284,907)   (31,615)   (365,144)
   Net transfers              3,705     (298,985)    194,947     123,203   (43,550)   3,903,112     65,226     508,881
   Contract maintenance
      charge                 (1,457)      (2,768)       (777)       (317)     (183)        (896)       (98)     (1,175)
                        -----------  -----------  ----------  ----------  --------  -----------   --------  ----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions        (6,887)    (434,405)     75,599      46,501   (44,301)   5,067,308     33,717     544,626
                        -----------  -----------  ----------  ----------  --------  -----------   --------  ----------
Increase (decrease) in
   net assets             2,202,240    4,464,804   1,344,598     467,748    92,233    5,776,507    275,144   2,202,415
Net assets at beginning
   of period              6,211,664   11,661,879   3,792,982     886,741   480,483    5,896,578    354,726   5,399,811
                        -----------  -----------  ----------  ----------  --------  -----------   --------  ----------
Net assets at end of
   period               $ 8,413,904  $16,126,683  $5,137,580  $1,354,489  $572,716  $11,673,085   $629,870  $7,602,226
                        ===========  ===========  ==========  ==========  ========  ===========   ========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                29,561       48,311      34,506       7,804     1,546       80,534         31      47,690
   Units redeemed           (23,479)     (53,694)    (50,958)    (53,318)   (1,517)     (12,543)    (4,094)    (39,565)
   Units transferred         32,206          409      43,944      67,538    (3,184)     182,838      9,425      67,494
                        -----------  -----------  ----------  ----------  --------  -----------   --------  ----------
Increase (decrease) in
   units outstanding         38,288       (4,974)     27,492      22,024    (3,155)     250,829      5,362      75,619
Beginning units             451,145    1,039,983     625,812     651,042    43,804      277,340     62,558     625,183
                        -----------  -----------  ----------  ----------  --------  -----------   --------  ----------
Ending units                489,433    1,035,009     653,304     673,066    40,649      528,169     67,920     700,802
                        ===========  ===========  ==========  ==========  ========  ===========   ========  ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                           Growth     Diversified    Equity               LargeCap   LargeCap   MidCap      Money
                         and Income  International   Income      Income     Blend     Growth     Blend      Market
                         Portfolio      Account      Account    Account  Account II  Account    Account    Account
                         (Class II)    (Class 2)    (Class 2)  (Class 2)  (Class 2) (Class 2)  (Class 2)  (Class 2)
                        -----------  ------------- ----------  --------- ---------- --------- ----------  ---------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   339,954    $  9,714    $   32,685  $ 24,536   $  (235)   $  (545) $   (1,373) $  (4,424)
   Net realized gains
      (losses) from
      securities
      transactions         (730,564)    (34,634)     (207,107)   (5,957)   (6,937)      (176)   (128,285)         0
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments         4,054,509     120,949       314,676    27,656    28,145     10,585     510,514          0
                        -----------    --------    ----------  --------   -------    -------  ----------  ---------
      Increase
         (decrease) in
         net assets
         from
         operations       3,663,899      96,029       140,254    46,235    20,973      9,864     380,856     (4,424)
                        -----------    --------    ----------  --------   -------    -------  ----------  ---------
From capital
   transactions:
   Net proceeds from
      units sold            596,536           0             0         0         0          0           0          0
   Cost of units
      redeemed           (1,154,164)    (22,585)     (207,138)  (66,235)   (3,625)      (627)   (250,353)  (594,581)
   Net transfers            684,465      (1,224)     (146,454)      576      (627)         0      (1,208)    57,797
   Contract maintenance
      charge                 (2,851)       (146)         (379)     (117)      (38)        (5)     (1,334)       (62)
                        -----------    --------    ----------  --------   -------    -------  ----------  ---------
      Increase
         (decrease) in
         net assets
         from capital
         transactions       123,986     (23,955)     (353,971)  (65,776)   (4,290)      (632)   (252,895)  (536,846)
                        -----------    --------    ----------  --------   -------    -------  ----------  ---------
Increase (decrease) in
   net assets             3,787,885      72,074      (213,717)  (19,541)   16,683      9,232     127,961   (541,270)
Net assets at beginning
   of period             14,909,895     398,229     1,255,089   328,247    78,807     39,948   1,559,723    720,242
                        -----------    --------    ----------  --------   -------    -------  ----------  ---------
Net assets at end of
   period               $18,697,780    $470,303    $1,041,372  $308,706   $95,490    $49,180  $1,687,684  $ 178,972
                        ===========    ========    ==========  ========   =======    =======  ==========  =========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                60,673           0             0         0         0          0           0          0
   Units redeemed          (104,629)     (4,362)      (29,695)   (8,956)     (748)      (111)    (33,706)   (98,768)
   Units transferred         88,822        (295)      (24,301)       49       (98)         0        (196)     9,695
                        -----------    --------    ----------  --------   -------    -------  ----------  ---------
Increase (decrease) in
   units outstanding         44,866      (4,657)      (53,996)   (8,907)     (846)      (111)    (33,902)   (89,073)
Beginning units           1,453,484      86,227       182,583    46,657    17,631      8,350     237,021    119,261
                        -----------    --------    ----------  --------   -------    -------  ----------  ---------
Ending units              1,498,350      81,570       128,587    37,750    16,785      8,239     203,119     30,188
                        ===========    ========    ==========  ========   =======    =======  ==========  =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                     Principal                               SAM           SAM         SAM        SAM
                         Mortgage     Capital   Real Estate    SAM       Conservative Conservative  Flexible   Strategic
                        Securities Appreciation  Securities   Balanced     Balanced      Growth      Income      Growth
                         Account      Account     Account    Portfolio     Portfolio    Portfolio   Portfolio  Portfolio
                        (Class 2)    (Class 2)   (Class 2)   (Class 2)     (Class 2)    (Class 2)   (Class 2)  (Class 2)
                        ---------- ------------ ----------- -----------  ------------ ------------ ----------  ---------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)      $   187    $  (2,584)    $   323   $   194,425   $   9,129    $   42,870  $   28,925  $  4,550
   Net realized gains
      (losses) from
      securities
      transactions           (48)     (56,709)     (4,296)     (465,921)   (103,353)      (54,418)   (127,336)    1,116
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments             18      151,883       8,596     2,117,543     152,965       292,776     255,219    50,258
                         -------    ---------     -------   -----------   ---------    ----------  ----------  --------
      Increase
         (decrease) in
         net assets
         from
         operations          157       92,590       4,623     1,846,047      58,741       281,228     156,808    55,924
                         -------    ---------     -------   -----------   ---------    ----------  ----------  --------
From capital
   transactions:
   Net proceeds from
      units sold               0            0           0             0           0           226           0         0
   Cost of units
      redeemed            (2,471)    (106,774)     (1,061)   (1,910,973)   (357,883)     (140,282)   (313,397)   (1,987)
   Net transfers             217      (18,474)       (957)      462,660     (82,693)     (204,884)   (132,497)      724
   Contract maintenance
      charge                 (21)        (117)        (17)       (4,765)       (359)         (586)       (622)     (107)
                         -------    ---------     -------   -----------   ---------    ----------  ----------  --------
      Increase
         (decrease) in
         net assets
         from capital
         transactions     (2,275)    (125,365)     (2,035)   (1,453,078)   (440,935)     (345,526)   (446,516)   (1,370)
                         -------    ---------     -------   -----------   ---------    ----------  ----------  --------
Increase (decrease) in
   net assets             (2,118)     (32,775)      2,588       392,969    (382,194)      (64,298)   (289,708)   54,554
Net assets at beginning
   of period               3,903      456,753      20,469     9,843,630     649,805     1,573,396   1,280,792   223,739
                         -------    ---------     -------   -----------   ---------    ----------  ----------  --------
Net assets at end of
   period                $ 1,785    $ 423,978     $23,057   $10,236,599   $ 267,611    $1,509,098  $  991,084  $278,293
                         =======    =========     =======   ===========   =========    ==========  ==========  ========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                  0            0           0             0           0            29           0         0
   Units redeemed           (341)     (12,214)       (103)     (240,714)    (58,917)      (17,640)    (42,795)     (247)
   Units transferred          31       (2,314)        (99)       56,917     (12,224)      (29,474)    (18,657)       89
                         -------    ---------     -------   -----------   ---------    ----------  ----------  --------
Increase (decrease) in
   units outstanding        (310)     (14,528)       (202)     (183,797)    (71,141)      (47,085)    (61,452)     (158)
Beginning units              555       53,444       1,822     1,283,256     107,666       211,521     175,382    29,030
                         -------    ---------     -------   -----------   ---------    ----------  ----------  --------
Ending units                 245       38,916       1,620     1,099,459      36,525       164,436     113,930    28,872
                         =======    =========     =======   ===========   =========    ==========  ==========  ========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                           Columbia
                                                           Marsico
                                                Columbia   Focused
                                                  High     Equities
                        Short-Term  SmallCap  Yield Fund,   Fund,      Asset       Global                   Growth-
                          Income     Growth     Variable   Variable Allocation     Growth       Growth       Income
                          Account  Account II   Series      Series     Fund         Fund         Fund         Fund
                         (Class 2)  (Class 2)  (Class A)  (Class A)  (Class 2)   (Class 2)    (Class 2)    (Class 2)
                        ---------- ---------- ----------- --------- ----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)      $  2,430   $   (308)  $ 20,400   $ (4,599) $   28,299  $    (6,471) $   (76,777) $    19,955
   Net realized gains
      (losses) from
      securities
      transactions             58     (3,549)    (6,238)   (28,967)    (70,716)    (458,203)  (1,000,819)    (975,787)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments             995      8,671     66,797    154,998     451,588    3,911,701    4,113,729    3,962,568
                         --------   --------   --------   --------  ----------  -----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from
         operations         3,483      4,814     80,959    121,432     409,171    3,447,027    3,036,133    3,006,736
                         --------   --------   --------   --------  ----------  -----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold                0          0      2,281      5,000      18,386       23,032       28,372       28,946
   Cost of units
      redeemed             (3,169)   (11,762)    (7,056)   (23,738)   (114,741)    (842,084)    (711,105)    (920,985)
   Net transfers          100,737        135     45,618     (4,628)    102,800   (1,055,811)    (764,530)    (640,918)
   Contract maintenance
      charge                  (74)       (18)       (53)      (144)       (484)      (2,223)      (2,102)      (2,371)
                         --------   --------   --------   --------  ----------  -----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions      97,494    (11,645)    40,790    (23,510)      5,961   (1,877,086)  (1,449,365)  (1,535,328)
                         --------   --------   --------   --------  ----------  -----------  -----------  -----------
Increase (decrease) in
   net assets             100,977     (6,831)   121,749     97,922     415,132    1,569,941    1,586,768    1,471,408
Net assets at beginning
   of period               41,025     20,944    171,563    475,471   1,654,437    9,375,646    9,108,184   11,399,496
                         --------   --------   --------   --------  ----------  -----------  -----------  -----------
Net assets at end of
   period                $142,002   $ 14,113   $293,312   $573,393  $2,069,569  $10,945,587  $10,694,952  $12,870,904
                         ========   ========   ========   ========  ==========  ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                   0          0        183        512       1,483        1,393        2,151        2,232
   Units redeemed            (460)    (2,527)      (481)    (2,797)     (8,641)     (48,025)     (51,133)     (73,419)
   Units transferred       14,189         32      3,266       (621)      9,532      (59,032)     (58,714)     (54,574)
                         --------   --------   --------   --------  ----------  -----------  -----------  -----------
Increase (decrease) in
   units outstanding       13,729     (2,495)     2,968     (2,906)      2,374     (105,664)    (107,696)    (125,761)
Beginning units             6,234      5,213     14,606     61,746     135,339      625,386      736,241      979,919
                         --------   --------   --------   --------  ----------  -----------  -----------  -----------
Ending units               19,963      2,718     17,574     58,840     137,713      519,722      628,545      854,158
                         ========   ========   ========   ========  ==========  ===========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                                                                    MTB Managed  MTB Managed MTB Managed  Franklin
                        Growth and    Mid Cap  MTB Large MTB Large   Allocation  Allocation   Allocation   Income
                          Income       Value      Cap       Cap        Fund -      Fund -       Fund -   Securities
                         Portfolio  Portfolio   Growth     Value     Aggressive Conservative   Moderate     Fund
                        (Class VC)  (Class VC)  Fund II   Fund II    Growth II    Growth II   Growth II   (Class 2)
                        ----------  ---------- --------- ---------  ----------- ------------ ----------- ----------
INCREASE (DECREASE)
   IN NET ASSETS:
From operations:
   Net investment
      income (loss)     $  (40,434)  $   (507) $   (316) $    (116)  $    (495)   $    (57)   $ (1,805)  $   76,616
   Net realized gains
      (losses) from
      securities
      transactions        (404,219)   (18,982)  (30,384)  (107,646)   (108,961)     (5,236)    (27,197)     (51,088)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments     1,944,029     60,485    30,412     98,243      90,902       3,706      50,183      369,900
                        ----------   --------  --------  ---------   ---------    --------    --------   ----------
      Increase
         (decrease) in
         net assets
         from
         operations      1,499,376     40,996      (288)    (9,519)    (18,554)     (1,587)     21,181      395,428
                        ----------   --------  --------  ---------   ---------    --------    --------   ----------
From capital
   transactions:
   Net proceeds from
      units sold           292,189        226         0          0           0           0           0      129,779
   Cost of units
      redeemed            (306,114)   (16,049)   (1,381)    (1,370)       (322)        (39)       (879)     (39,942)
   Net transfers           576,971     28,537   (68,183)  (147,049)    (95,442)    (17,029)    (11,538)     527,992
   Contract maintenance
      charge                (1,592)      (127)      (12)        (9)          0           0         (32)        (297)
                        ----------   --------  --------  ---------   ---------    --------    --------   ----------
      Increase
         (decrease)
         in net assets
         from capital
         transactions      561,454     12,587   (69,576)  (148,428)    (95,764)    (17,068)    (12,449)     617,532
                        ----------   --------  --------  ---------   ---------    --------    --------   ----------
Increase (decrease) in
   net assets            2,060,830     53,583   (69,864)  (157,947)   (114,318)    (18,655)      8,732    1,012,960
Net assets at beginning
   of period             7,912,037    136,788    69,864    157,947     114,318      18,655     127,133      831,032
                        ----------   --------  --------  ---------   ---------    --------    --------   ----------
Net assets at end of
   period               $9,972,867   $190,371  $      0  $       0   $       0    $      0    $135,865   $1,843,992
                        ==========   ========  ========  =========   =========    ========    ========   ==========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS
      OUTSTANDING:
   Units sold               33,849        24         0          0            0           0           0       15,515
   Units redeemed          (34,492)   (1,620)     (251)      (261)         (63)         (5)       (117)      (5,024)
   Units transferred        72,914     3,187   (10,810)   (27,013)     (18,682)     (2,272)     (2,272)      67,549
                        ----------  --------  --------  ---------    ---------    --------    --------   ----------
Increase (decrease) in
   units outstanding        72,271     1,591   (11,061)   (27,274)     (18,745)     (2,277)     (2,389)      78,040
Beginning units            912,391    14,663    11,061     27,274       18,745       2,277      17,532      118,076
                        ----------  --------  --------  ---------    ---------    --------    --------   ----------
Ending units               984,662    16,254         0          0            0           0      15,143      196,116
                        ==========  ========  ========  =========    =========    ========    ========   ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009
                                   (continued)

                           Franklin
                         Templeton VIP
                        Founding Funds
                        Allocation Fund
                           (Class 2)
                        ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)       $   25,059
   Net realized gains
      (losses) from
      securities
      transactions          (171,723)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments         630,067
                          ----------
      Increase
         (decrease)
         in net assets
         from
         operations          483,403
                          ----------
From capital
   transactions:
   Net proceeds from
      units sold              27,364
   Cost of units
      redeemed               (57,140)
   Net transfers             364,784
   Contract maintenance
      charge                    (470)
                          ----------
      Increase
         (decrease)
         in net assets
         from capital
         transactions        334,538
                          ----------
Increase (decrease) in
   net assets                817,941
Net assets at beginning
   of period               1,542,126
                          ----------
Net assets at end of
   period                 $2,360,067
                          ==========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS
      OUTSTANDING:
   Units sold                  3,278
   Units redeemed             (7,859)
   Units transferred          49,691
                          ----------
Increase (decrease) in
   units outstanding          45,110
Beginning units              233,058
                          ----------
Ending units                 278,168
                          ==========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008

                                                    Government                                                        Government
                           Asset        Capital    and Quality                 Natural       Asset        Capital         and
                         Allocation  Appreciation      Bond        Growth     Resources    Allocation  Appreciation  Quality Bond
                         Portfolio     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio     Portfolio
                         (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 3)     (Class 3)     (Class 3)
                        -----------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE)
   IN NET ASSETS:
From operations:
   Net investment
      income (loss)     $    93,301  $   (255,951) $   344,693  $   (69,812) $   (47,691) $    37,773  $   (253,564) $   716,436
   Net realized gains
      (losses) from
      securities
      transactions          993,521     3,623,375      (72,095)     840,251    2,359,537      281,152     3,456,087      (49,159)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments     (2,808,524)  (11,776,885)      29,127   (4,883,628)  (6,388,349)  (1,038,205)  (12,007,612)     (30,661)
                        -----------  ------------  -----------  -----------  -----------  -----------  ------------  -----------
      Increase
         (decrease)
         in net assets
         from
         operations      (1,721,702)   (8,409,461)     301,725   (4,113,189)  (4,076,503)    (719,280)   (8,805,089)     636,616
                        -----------  ------------  -----------  -----------  -----------  -----------  ------------  -----------
From capital
   transactions:
   Net proceeds from
      units sold            305,197        14,789       44,114       22,171       24,864      241,779     1,516,830    3,926,086
   Cost of units
      redeemed           (2,017,154)   (3,640,065)  (4,044,488)  (1,786,855)  (1,028,727)     (24,875)     (868,897)  (2,108,156)
   Net transfers           (211,569)   (1,082,669)   1,639,814     (473,344)    (797,083)    (125,907)    1,099,661     (340,839)
   Contract maintenance
      charge                 (2,173)       (5,277)      (3,404)      (2,780)      (1,659)        (470)       (2,225)      (3,532)
                        -----------  ------------  -----------  -----------  -----------  -----------  ------------  -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions    (1,925,699)   (4,713,222)  (2,363,964)  (2,240,808)  (1,802,605)      90,527     1,745,369    1,473,559
                        -----------  ------------  -----------  -----------  -----------  -----------  ------------  -----------
Increase (decrease) in
   net assets            (3,647,401)  (13,122,683)  (2,062,239)  (6,353,997)  (5,879,108)    (628,753)   (7,059,720)   2,110,175
Net assets at beginning
   of period              8,441,259    23,633,281   14,162,953   11,517,240    9,382,357    2,865,079    20,055,223   23,995,800
                        -----------  ------------  -----------  -----------  -----------  -----------  ------------  -----------
Net assets at end of
   period               $ 4,793,858  $ 10,510,598  $12,100,714  $ 5,163,243  $ 3,503,249  $ 2,236,326  $ 12,995,503  $26,105,975
                        ===========  ============  ===========  ===========  ===========  ===========  ============  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                12,032           305        2,385          630          376       11,522        45,492      240,816
   Units redeemed           (80,872)      (81,175)    (221,312)     (56,983)     (19,081)      (1,138)      (22,596)    (118,198)
   Units transferred         (9,447)      (23,911)      88,282      (16,659)     (15,574)      (4,769)       45,083      (17,061)
                        -----------  ------------  -----------  -----------  -----------  -----------  ------------  -----------
Increase (decrease) in
   units outstanding        (78,287)     (104,781)    (130,645)     (73,012)     (34,279)       5,615        67,979      105,557
Beginning units             312,307       431,219      774,986      309,303      140,008      107,800       415,143    1,343,538
                        -----------  ------------  -----------  -----------  -----------  -----------  ------------  -----------
Ending units                234,020       326,438      644,341      236,291      105,729      113,415       483,122    1,449,095
                        ===========  ============  ===========  ===========  ===========  ===========  ============  ===========

    The accompanying notes are an integral part of the financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                        Natural     Aggressive    Alliance                  Blue Chip     Capital       Cash
                           Growth      Resources      Growth       Growth       Balanced      Growth      Growth     Management
                         Portfolio     Portfolio    Portfolio     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                         (Class 3)     (Class 3)    (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                        -----------  ------------  -----------  ------------  -----------  -----------  ----------   -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   (99,044) $   (76,662)  $   (34,358) $   (224,121) $    85,941  $   (16,458) $  (12,967)  $   252,613
   Net realized gains
      (losses) from
      securities
      transactions        1,283,048    1,758,247      (500,389)   (1,180,108)    (211,808)      93,557      17,366       (71,520)
   Change in net
      unrealized
      appreciation
     (depreciation)
      of investments     (5,702,930)  (6,814,489)   (1,870,823)   (6,828,521)  (1,437,234)    (744,364)   (503,803)     (212,565)
                        -----------  -----------   -----------  ------------  -----------  -----------  ----------   -----------
      Increase
         (decrease) in
         net assets
         from
         operations      (4,518,926)  (5,132,904)   (2,405,570)   (8,232,750)  (1,563,101)    (667,265)   (499,404)      (31,472)
                        -----------  -----------   -----------  ------------  -----------  -----------  ----------   -----------
From capital
   transactions:
   Net proceeds from
      units sold            812,230      884,731         3,330       239,116       13,708        2,118       4,074        27,632
   Cost of units
      redeemed             (506,317)    (282,950)     (868,716)   (3,695,465)  (1,309,722)    (231,337)   (161,121)   (8,097,116)
   Net transfers            312,970    1,563,575      (296,178)     (697,755)     (57,024)    (241,174)    237,175     7,556,753
   Contract
      maintenance
      charge                 (1,229)      (1,672)       (1,825)       (8,011)      (2,433)        (362)       (184)       (2,459)
                        -----------  -----------   -----------  ------------  -----------  -----------  ----------   -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions       617,654    2,163,684    (1,163,389)   (4,162,115)  (1,355,471)    (470,755)     79,944      (515,190)
                        -----------  -----------   -----------  ------------  -----------  -----------  ----------   -----------
Increase (decrease) in
   net assets            (3,901,272)  (2,969,220)   (3,568,959)  (12,394,865)  (2,918,572)  (1,138,020)   (419,460)     (546,662)
Net assets at
   beginning of period   10,375,610    8,543,766     5,378,067    22,663,561    6,652,880    2,022,555   1,025,914    11,560,079
                        -----------  -----------   -----------  ------------  -----------  -----------  ----------   -----------
Net assets at end of
   period               $ 6,474,338  $ 5,574,546   $ 1,809,108  $ 10,268,696  $ 3,734,308  $   884,535  $  606,454   $11,013,417
                        ===========  ===========   ===========  ============  ===========  ===========  ==========   ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                33,860       21,968           253         7,532          912          389         517         2,001
   Units redeemed           (18,235)      (6,315)      (65,777)     (119,538)     (87,057)     (38,629)    (23,959)     (588,371)
   Units transferred         17,727       37,175       (21,396)      (23,470)      (4,126)     (38,800)     34,045       549,493
                        -----------  -----------   -----------  ------------  -----------  -----------  ----------   -----------
Increase (decrease) in
   units outstanding         33,352       52,828       (86,920)     (135,476)     (90,271)     (77,040)     10,603       (36,877)
Beginning units             283,565      136,467       311,668       605,572      390,821      283,134     112,149       838,478
                        -----------  -----------   -----------  ------------  -----------  -----------  ----------   -----------
Ending units                316,917      189,295       224,748       470,096      300,550      206,094     122,752       801,601
                        ===========  ===========   ===========  ============  ===========  ===========  ==========   ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                         Corporate   Davis Venture  "Dogs" of     Emerging       Equity    Fundamental                  Global
                            Bond         Value     Wall Street     Markets   Opportunities    Growth    Global Bond    Equities
                         Portfolio     Portfolio    Portfolio     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                         (Class 1)     (Class 1)    (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                        -----------  ------------- -----------  ------------ ------------- -----------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   156,252  $      6,888  $    29,006  $    (8,297)  $     3,112  $   (71,150) $    53,052  $    26,440
   Net realized gains
      (losses) from
      securities
      transactions          (18,193)    5,877,159      163,874    2,114,626       795,736     (438,786)     172,066      (23,993)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments       (694,686)  (19,263,393)    (689,336)  (6,772,156)   (3,152,502)  (2,039,791)    (143,916)  (2,347,288)
                        -----------  ------------  -----------  -----------   -----------  -----------  -----------  -----------
      Increase
         (decrease)
         in net assets
         from
         operations        (556,627)  (13,379,346)    (496,456)  (4,665,827)   (2,353,654)  (2,549,727)      81,202   (2,344,841)
                        -----------  ------------  -----------  -----------   -----------  -----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold              9,050       315,835        1,047        2,821         6,422       26,131       14,836        5,634
   Cost of units
      redeemed           (1,597,411)   (6,165,067)    (310,831)    (895,184)     (826,444)    (957,971)  (1,186,754)    (873,570)
   Net transfers           (172,421)   (2,525,654)     (72,954)    (850,199)      556,701      176,762      954,167       73,757
   Contract
      maintenance
      charge                 (1,379)      (10,380)        (562)      (1,441)       (1,209)      (2,505)        (765)      (1,478)
                        -----------  ------------  -----------  -----------   -----------  -----------  -----------  -----------
      Increase
         (decrease)
         in net assets
         from capital
         transactions    (1,762,161)   (8,385,266)    (383,300)  (1,744,003)     (264,530)    (757,583)    (218,516)    (795,657)
                        -----------  ------------  -----------  -----------   -----------  -----------  -----------  -----------
Increase (decrease) in
   net assets            (2,318,788)  (21,764,612)    (879,756)  (6,409,830)   (2,618,184)  (3,307,310)    (137,314)  (3,140,498)
Net assets at beginning
   of period              7,018,427    40,562,908    2,042,844    9,186,700     5,963,389    6,025,255    3,229,381    5,706,422
                        -----------  ------------  -----------  -----------   -----------  -----------  -----------  -----------
Net assets at end of
   period               $ 4,699,639  $ 18,798,296  $ 1,163,088  $ 2,776,870   $ 3,345,205  $ 2,717,945  $ 3,092,067  $ 2,565,924
                        ===========  ============  ===========  ===========   ===========  ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                   489         8,626           83          132           379        1,381          745          255
   Units redeemed           (88,676)     (176,950)     (27,410)     (45,910)      (48,146)     (53,074)     (58,337)     (41,800)
   Units transferred        (10,712)      (70,469)      (7,070)     (54,584)       26,222        4,289       44,517         (123)
                        -----------  ------------  -----------  -----------   -----------  -----------  -----------  -----------
Increase (decrease) in
   units outstanding        (98,899)     (238,793)     (34,397)    (100,362)      (21,545)     (47,404)     (13,075)     (41,668)
Beginning units             376,365       998,715      161,862      343,033       289,893      279,353      163,504      215,330
                        -----------  ------------  -----------  -----------   -----------  -----------  -----------  -----------
Ending units                277,466       759,922      127,465      242,671       268,348      231,949      150,429      173,662
                        ===========  ============  ===========  ===========   ===========  ===========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                                                                                  MFS
                                                                 International International Massachusetts     MFS
                           Growth        Growth-     High-Yield   Diversified     Growth       Investors      Total       Mid-Cap
                        Opportunities    Income         Bond        Equities    and Income       Trust        Return      Growth
                          Portfolio     Portfolio    Portfolio     Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                          (Class 1)     (Class 1)    (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)
                        ------------- ------------  -----------  ------------- ------------- ------------- -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)       $ (11,848)  $    (69,025) $   518,614   $    99,047   $    72,202   $   (35,189) $   192,149  $   (54,769)
   Net realized gains
      (losses) from
      securities
      transactions           41,434      1,417,274     (660,466)      395,266       952,313       231,834      692,461     (200,038)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments          (387,226)    (8,668,902)  (2,021,683)   (3,366,166)   (4,729,477)   (2,307,411)  (4,138,015)  (1,647,414)
                          ---------   ------------  -----------   -----------   -----------   -----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from
         operations        (357,640)    (7,320,653)  (2,163,535)   (2,871,853)   (3,704,962)   (2,110,766)  (3,253,405)  (1,902,221)
                          ---------   ------------  -----------   -----------   -----------   -----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold              1,680         19,877       34,546        24,763        23,258         3,971      287,476       32,200
   Cost of units
      redeemed             (226,776)    (3,216,234)  (1,354,200)   (1,060,892)   (1,375,699)   (1,703,593)  (3,348,219)    (773,352)
   Net transfers            195,474       (651,355)  (2,296,989)        8,829    (1,403,088)     (284,081)    (682,209)     (36,905)
   Contract maintenance
      charge                   (244)        (5,847)      (1,618)       (1,488)       (1,802)       (1,948)      (3,948)      (1,311)
                          ---------   ------------  -----------   -----------   -----------   -----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions       (29,866)    (3,853,559)  (3,618,261)   (1,028,788)   (2,757,331)   (1,985,651)  (3,746,900)    (779,368)
                          ---------   ------------  -----------   -----------   -----------   -----------  -----------  -----------
Increase (decrease) in
   net assets              (387,506)   (11,174,212)  (5,781,796)   (3,900,641)   (6,462,293)   (4,096,417)  (7,000,305)  (2,681,589)
Net assets at
   beginning of period      950,205     19,342,480    9,189,786     7,707,529     9,970,653     7,771,754   16,180,092    4,877,307
                          ---------   ------------  -----------   -----------   -----------   -----------  -----------  -----------
Net assets at end of
   period                 $ 562,699   $  8,168,268  $ 3,407,990   $ 3,806,888   $ 3,508,360   $ 3,675,337  $ 9,179,787  $ 2,195,718
                          =========   ============  ===========   ===========   ===========   ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                   274            661        1,672        1,592          1,289           172       10,582        2,836
   Units redeemed           (40,118)      (116,830)     (76,240)     (76,834)       (85,143)      (73,798)    (129,406)     (74,166)
   Units transferred         31,126        (22,821)    (119,793)      (4,696)       (85,672)      (14,253)     (27,723)      (3,710)
                          ---------   ------------  -----------  -----------    -----------   -----------  -----------  -----------
Increase (decrease) in
   units outstanding         (8,718)      (138,990)    (194,361)     (79,938)      (169,526)      (87,879)    (146,547)     (75,040)
Beginning units             139,965        558,140      436,769      465,852        499,348       303,773      560,824      388,873
                          ---------   ------------  -----------  -----------    -----------   -----------  -----------  -----------
Ending units                131,247        419,150      242,408      385,914        329,822       215,894      414,277      313,833
                          =========   ============  ===========  ===========    ===========   ===========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                                                Total                                 American       American
                           Real                   Telecom      Return     Aggressive   Alliance     Funds Asset    Funds Global
                          Estate     Technology   Utility       Bond        Growth      Growth       Allocation       Growth
                         Portfolio    Portfolio  Portfolio    Portfolio   Portfolio    Portfolio   SAST Portfolio SAST Portfolio
                         (Class 1)    (Class 1)  (Class 1)    (Class 1)   (Class 3)    (Class 3)     (Class 3)       (Class 3)
                        -----------  ---------- -----------  ----------  -----------  -----------  -------------- --------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $    52,796  $  (8,142) $    15,170  $   44,841  $   (18,133) $  (155,911)   $   (2,330)   $    (5,282)
   Net realized gains
      (losses) from
      securities
      transactions          408,534    (50,198)     (29,242)    (10,274)     (48,415)     (34,722)      (10,343)        18,350
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments        (2,241,948)  (333,552)    (741,101)     39,878     (933,841)  (5,037,673)     (355,575)    (1,787,358)
                        -----------  ---------  -----------  ----------  -----------  -----------    ----------    -----------
      Increase
         (decrease) in
         net assets
         from
         operations      (1,780,618)  (391,892)    (755,173)     74,445   (1,000,389)  (5,228,306)     (368,248)    (1,774,290)
                        -----------  ---------  -----------  ----------  -----------  -----------    ----------    -----------
From capital
   transactions:
   Net proceeds from
      units sold              1,340      1,294        1,879           0       98,348       71,494       426,952      2,079,982
   Cost of units
      redeemed             (572,031)   (86,037)    (332,500)   (410,283)     (82,481)    (534,223)      (16,815)       (44,670)
   Net transfers           (562,471)   (38,286)      19,926    (130,190)     (46,654)    (262,962)      342,325      1,616,817
   Contract maintenance
      charge                 (1,011)      (156)        (599)       (844)        (285)      (1,347)         (111)          (418)
                        -----------  ---------  -----------  ----------  -----------  -----------    ----------    -----------
      Increase
         (decrease) in
         net assets
         from
         capital
         transactions    (1,134,173)  (123,185)    (311,294)   (541,317)     (31,072)    (727,038)      752,351      3,651,711
                        -----------  ---------  -----------  ----------  -----------  -----------    ----------    -----------
Increase (decrease) in
   net assets            (2,914,791)  (515,077)  (1,066,467)   (466,872)  (1,031,461)  (5,955,344)      384,103      1,877,421
Net assets at beginning
   of period              4,886,772    785,794    2,152,052   2,724,530    1,871,727   12,940,033       671,855      2,144,751
                        -----------  ---------  -----------  ----------  -----------  -----------    ----------    -----------
Net assets at end of
   period               $ 1,971,981  $ 270,717  $ 1,085,585  $2,257,658  $   840,266  $ 6,984,689    $1,055,958    $ 4,022,172
                        ===========  =========  ===========  ==========  ===========  ===========    ==========    ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                    57        545          110           0        6,263        2,250        42,517        199,443
   Units redeemed           (23,826)   (44,981)     (22,716)    (18,652)      (7,880)     (20,375)       (1,744)        (5,367)
   Units transferred        (25,710)   (32,918)       1,041      (5,748)      (2,087)      (6,763)       37,067        178,056
                        -----------  ---------  -----------  ----------  -----------  -----------    ----------    -----------
Increase (decrease) in
   units outstanding        (49,479)   (77,354)     (21,565)    (24,400)      (3,704)     (24,888)       77,840        372,132
Beginning units             183,435    272,152      118,963     122,457      110,612      364,831        60,994        176,891
                        -----------  ---------  -----------  ----------  -----------  -----------    ----------    -----------
Ending units                133,956    194,798       97,398      98,057      106,908      339,943       138,834        549,023
                        ===========  =========  ===========  ==========  ===========  ===========    ==========    ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                      American
                         American       Funds
                           Funds       Growth-                    Blue                                              Davis
                          Growth       Income                     Chip      Capital        Cash      Corporate     Venture
                           SAST         SAST       Balanced      Growth     Growth      Management      Bond        Value
                         Portfolio    Portfolio    Portfolio   Portfolio   Portfolio    Portfolio    Portfolio    Portfolio
                         (Class 3)    (Class 3)    (Class 3)   (Class 3)   (Class 3)    (Class 3)    (Class 3)    (Class 3)
                        -----------  -----------  ----------  ----------  -----------  -----------  -----------  ------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   (37,147) $   (25,862) $   11,517  $  (20,562) $   (38,045) $   221,282  $   525,263  $    (17,116)
   Net realized gains
      (losses) from
      securities
      transactions           (4,980)     (10,225)    (27,077)     (6,255)      (7,373)      (7,345)    (259,081)    3,117,433
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments        (2,390,573)  (2,284,704)   (226,997)   (716,678)  (1,434,767)    (282,363)  (2,067,837)  (14,012,699)
                        -----------  -----------  ----------  ----------  -----------  -----------  -----------  ------------
      Increase
         (decrease) in
         net assets
         from
         operations      (2,432,700)  (2,320,791)   (242,557)   (743,495)  (1,480,185)     (68,426)  (1,801,655)  (10,912,382)
                        -----------  -----------  ----------  ----------  -----------  -----------  -----------  ------------
From capital
   transactions:
   Net proceeds from
      units sold          2,502,717    2,336,531      63,906     211,292      749,788      712,788    3,872,676     2,125,525
   Cost of units
      redeemed              (70,444)     (66,109)   (331,521)    (91,028)     (70,299)  (3,348,021)    (795,985)   (1,378,534)
   Net transfers          2,481,239    2,325,938      35,392     120,022      954,177    5,462,536      744,782       951,074
   Contract maintenance
      charge                   (511)        (577)       (218)       (253)        (209)        (879)      (1,969)       (3,211)
                        -----------  -----------  ----------  ----------  -----------  -----------  -----------  ------------
      Increase
         (decrease) in
         net assets
         from capital
         transactions     4,913,001    4,595,783    (232,441)    240,033    1,633,457    2,826,424    3,819,504     1,694,854
                        -----------  -----------  ----------  ----------  -----------  -----------  -----------  ------------
Increase (decrease) in
   net assets             2,480,301    2,274,992    (474,998)   (503,462)     153,272    2,757,998    2,017,849    (9,217,528)
Net assets at beginning
   of period              1,943,365    2,938,575   1,067,741   1,639,385    1,981,845    8,999,290   14,478,797    26,666,455
                        -----------  -----------  ----------  ----------  -----------  -----------  -----------  ------------
Net assets at end of
   period               $ 4,423,666  $ 5,213,567  $  592,743  $1,135,923  $ 2,135,117  $11,757,288  $16,496,646  $ 17,448,927
                        ===========  ===========  ==========  ==========  ===========  ===========  ===========  ============
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold               241,011      245,004       3,093      33,240       84,700       52,880      234,453        77,114
   Units redeemed            (9,197)      (8,184)    (21,085)    (19,953)     (10,491)    (248,385)     (46,632)      (48,200)
   Units transferred        289,188      279,747       2,612      23,428      139,345      411,147       38,721        50,867
                        -----------  -----------  ----------  ----------  -----------  -----------  -----------  ------------
Increase (decrease) in
   units outstanding        521,002      516,567     (15,380)     36,715      213,554      215,642      226,542        79,781
Beginning units             165,497      270,753      63,949     233,074      220,270      664,280      800,282       690,684
                        -----------  -----------  ----------  ----------  -----------  -----------  -----------  ------------
Ending units                686,499      787,320      48,569     269,789      433,824      879,922    1,026,824       770,465
                        ===========  ===========  ==========  ==========  ===========  ===========  ===========  ============

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                         "Dogs" of
                           Wall      Emerging        Equity       Foreign    Fundamental     Global     Global        Growth
                          Street      Markets    Opportunities     Value        Growth        Bond     Equities    Opportunities
                         Portfolio   Portfolio     Portfolio     Portfolio    Portfolio    Portfolio   Portfolio     Portfolio
                         (Class 3)   (Class 3)     (Class 3)     (Class 3)    (Class 3)    (Class 3)   (Class 3)     (Class 3)
                        ----------  -----------  ------------- ------------  -----------  ----------  -----------  -------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   18,323  $    (4,192)  $    (5,500) $    245,595  $   (57,518) $   81,294  $     9,294  $   (35,013)
   Net realized gains
      (losses) from
      securities
      transactions         170,413    2,645,654       243,725     1,434,704      (32,179)     95,206       50,790       16,865
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments         (534,009)  (9,116,251)   (1,146,403)  (10,513,891)  (2,131,399)    (53,278)  (1,090,582)  (1,098,044)
                        ----------  -----------   -----------  ------------  -----------  ----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from
         operations       (345,273)  (6,474,789)     (908,178)   (8,833,592)  (2,221,096)    123,222   (1,030,498)  (1,116,192)
                        ----------  -----------   -----------  ------------  -----------  ----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold           137,126    1,383,741        67,264     2,363,018    1,277,360   1,202,927      284,131    1,098,865
   Cost of units
      redeemed             (32,759)    (252,477)     (150,320)     (971,739)    (143,029)   (140,182)    (146,061)     (74,342)
   Net transfers           (52,942)   1,685,140       (42,564)    1,361,557    1,663,694     987,842      100,758      441,458
   Contract maintenance
      charge                  (201)      (1,229)         (256)       (2,426)        (297)       (399)        (227)        (288)
                        ----------  -----------   -----------  ------------  -----------  ----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions       51,224    2,815,175      (125,876)    2,750,410    2,797,728   2,050,188      238,601    1,465,693
                        ----------  -----------   -----------  ------------  -----------  ----------  -----------  -----------
Increase (decrease) in
   net assets             (294,049)  (3,659,614)   (1,034,054)   (6,083,182)     576,632   2,173,410     (791,897)     349,501
Net assets at
   beginning of period   1,190,708    9,414,141     2,354,023    19,274,063    2,713,773   2,710,602    2,163,754    2,253,282
                        ----------  -----------   -----------  ------------  -----------  ----------  -----------  -----------
Net assets at end of
   period               $  896,659  $ 5,754,527   $ 1,319,969  $ 13,190,881  $ 3,290,405  $4,884,012  $ 1,371,857  $ 2,602,783
                        ==========  ===========   ===========  ============  ===========  ==========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold               12,113       66,664         4,632       141,330       75,749      65,137       16,554      190,519
   Units redeemed           (3,214)     (14,658)       (9,915)      (61,882)     (10,229)     (7,442)      (6,619)     (14,627)
   Units transferred        (4,227)     111,964        (2,244)      100,466      112,457      49,753        4,916       96,863
                        ----------  -----------   -----------  ------------  -----------  ----------  -----------  -----------
Increase (decrease) in
   units outstanding         4,672      163,970        (7,527)      179,914      177,977     107,448       14,851      272,755
Beginning units             95,823      357,660       118,136       873,777      129,053     143,376       84,281      337,741
                        ----------  -----------   -----------  ------------  -----------  ----------  -----------  -----------
Ending units               100,495      521,630       110,609     1,053,691      307,030     250,824       99,132      610,496
                        ==========  ===========   ===========  ============  ===========  ==========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                                                                                MFS
                                                  International International   Marsico    Massachusetts
                           Growth-    High-Yield   Diversified    Growth and    Focused      Investors    MFS Total     Mid-Cap
                           Income       Bond         Equities       Income       Growth        Trust        Return       Growth
                          Portfolio   Portfolio     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                          (Class 3)   (Class 3)     (Class 3)     (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)
                        ------------ -----------  ------------- ------------- -----------  ------------- -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)      $   (6,067) $   249,565   $   241,152  $   180,208   $   (24,390)  $   (16,797) $   158,418  $   (72,949)
   Net realized gains
      (losses) from
      securities
      transactions           77,077     (106,010)      414,530    1,194,675       385,059        19,742      292,219        8,958
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments          (573,106)  (1,093,144)   (7,584,780)  (8,011,825)   (1,354,537)   (1,342,535)  (2,894,474)  (2,507,337)
                         ----------  -----------   -----------  -----------   -----------   -----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from
         operations        (502,096)    (949,589)   (6,929,098)  (6,636,942)     (993,868)   (1,339,590)  (2,443,837)  (2,571,328)
                         ----------  -----------   -----------  -----------   -----------   -----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold             57,976      533,790     1,353,332    3,232,398       153,563     1,566,543      753,898      425,352
   Cost of units
      redeemed              (24,267)    (123,493)     (654,217)    (383,650)      (68,164)     (243,499)    (600,889)    (262,383)
   Net transfers            (53,938)      45,039       883,735    3,761,964       363,191       726,783      726,388      193,452
   Contract maintenance
      charge                   (143)        (386)       (1,859)      (1,100)         (267)         (368)      (1,549)        (662)
                         ----------  -----------   -----------  -----------   -----------   -----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions       (20,372)     454,950     1,580,991    6,609,612       448,323     2,049,459      877,848      355,759
                         ----------  -----------   -----------  -----------   -----------   -----------  -----------  -----------
Increase (decrease) in
   net assets              (522,468)    (494,639)   (5,348,107)     (27,330)     (545,545)      709,869   (1,565,989)  (2,215,569)
Net assets at beginning
   of period              1,095,140    2,620,994    15,550,936    9,892,263     2,046,151     2,816,753    9,485,470    5,538,114
                         ----------  -----------   -----------  -----------   -----------   -----------  -----------  -----------
Net assets at end of
   period                $  572,672  $ 2,126,355   $10,202,829  $ 9,864,933   $ 1,500,606   $ 3,526,622  $ 7,919,481  $ 3,322,545
                         ==========  ===========   ===========  ===========   ===========   ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                 3,469       30,726        95,688      215,620        13,416        80,708       43,120       38,512
   Units redeemed              (989)      (7,110)      (55,093)     (26,691)       (6,834)      (12,073)     (26,660)     (28,679)
   Units transferred         (3,034)       6,938        66,692      286,477        33,488        48,350       31,882       25,066
                         ----------  -----------   -----------  -----------   -----------   -----------  -----------  -----------
Increase (decrease) in
   units outstanding           (554)      30,554       107,287      475,406        40,070       116,985       48,342       34,899
Beginning units              33,320      131,880       955,430      510,221       152,550       112,084      354,932      451,523
                         ----------  -----------   -----------  -----------   -----------   -----------  -----------  -----------
Ending units                 32,766      162,434     1,062,717      985,627       192,620       229,069      403,274      486,422
                         ==========  ===========   ===========  ===========   ===========   ===========  ===========  ===========

    The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                       Small &       Small                               Total
                                       Mid Cap      Company                  Telecom    Return      Capital
                        Real Estate     Value        Value     Technology    Utility     Bond       Growth      Comstock
                         Portfolio    Portfolio    Portfolio    Portfolio   Portfolio  Portfolio   Portfolio   Portfolio
                         (Class 3)    (Class 3)    (Class 3)   (Class 3)    (Class 3)  (Class 3)  (Class II)   (Class II)
                        -----------  -----------  -----------  ----------  ---------- ----------  ----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   135,709  $  (169,116) $   (48,499) $  (17,840) $   5,669  $  121,188  $  (7,696)  $    31,121
   Net realized gains
      (losses) from
      securities
      transactions          665,926      926,351      (37,102)    (14,987)      (544)      4,005     (4,822)        9,011
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments        (4,793,529)  (6,538,081)  (1,577,746)   (780,297)  (245,874)    144,108   (339,827)   (2,557,476)
                        -----------  -----------  -----------  ----------  ---------  ----------  ---------   -----------
      Increase
         (decrease)
         in net
         assets from
         operations      (3,991,894)  (5,780,846)  (1,663,347)   (813,124)  (240,749)    269,301   (352,345)   (2,517,344)
                        -----------  -----------  -----------  ----------  ---------  ----------  ---------   -----------
From capital
   transactions:
   Net proceeds from
      units sold          1,840,463    3,317,402    1,401,174     122,022     93,176   3,514,270     55,396     1,809,022
   Cost of units
      redeemed             (294,345)    (530,520)    (114,732)    (35,139)    (8,362)    (65,117)   (19,888)     (454,778)
   Net transfers          1,925,848    2,411,731    1,108,420     342,318    224,149   1,422,832    (12,809)      876,257
   Contract maintenance
      charge                 (1,035)      (1,941)        (418)       (273)      (112)       (151)       (42)         (785)
                        -----------  -----------  -----------  ----------  ---------  ----------  ---------   -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions     3,470,931    5,196,672    2,394,444     428,928    308,851   4,871,834     22,657     2,229,716
                        -----------  -----------  -----------  ----------  ---------  ----------  ---------   -----------
Increase (decrease) in
   net assets              (520,963)    (584,174)     731,097    (384,196)    68,102   5,141,135   (329,688)     (287,628)
Net assets at beginning
   of period              6,732,627   12,246,053    3,061,885   1,270,937    412,381     755,443    684,414     5,687,439
                        -----------  -----------  -----------  ----------  ---------  ----------  ---------   -----------
Net assets at end of
   period               $ 6,211,664  $11,661,879  $ 3,792,982  $  886,741  $ 480,483  $5,896,578  $ 354,726   $ 5,399,811
                        ===========  ===========  ===========  ==========  =========  ==========  =========   ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                88,999      216,789      158,914      51,526      5,714     173,630      5,426       157,846
   Units redeemed           (15,059)     (36,952)     (15,226)    (16,897)      (671)     (3,108)    (2,256)      (39,431)
   Units transferred        119,638      183,884      152,159     168,401     15,656      71,774     (1,106)       93,684
                        -----------  -----------  -----------  ----------  ---------  ----------  ---------   -----------
Increase (decrease) in
   units outstanding        193,578      363,721      295,847     203,030     20,699     242,296      2,064       212,099
Beginning units             257,567      676,262      329,965     448,012     23,105      35,044     60,494       413,084
                        -----------  -----------  -----------  ----------  ---------  ----------  ---------   -----------
Ending units                451,145    1,039,983      625,812     651,042     43,804     277,340     62,558       625,183
                        ===========  ===========  ===========  ==========  =========  ==========  =========   ===========

    The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                           Growth
                            and       Diversified      Equity                LargeCap    LargeCap    MidCap       Money
                           Income    International     Income      Income      Blend      Growth     Blend       Market
                         Portfolio      Account       Account     Account   Account II   Account    Account      Account
                         (Class II)    (Class 2)     (Class 2)   (Class 2)   (Class 2)  (Class 2)  (Class 2)    (Class 2)
                        -----------  -------------  -----------  ---------  ----------  --------- -----------  ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $    18,619    $    (866)   $    12,714  $  32,348   $   (507)  $ (1,081) $    (5,169) $    2,264
   Net realized gains
      (losses) from
      securities
      transactions          229,084      105,911        112,399    (19,801)    29,794      7,406      393,636           0
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments        (6,913,252)    (484,545)      (892,805)   (34,349)   (85,974)   (46,004)  (1,147,553)          0
                        -----------    ---------    -----------  ---------   --------   --------  -----------  ----------
      Increase
         (decrease) in
         net assets
         from
         operations      (6,665,549)    (379,500)      (767,692)   (21,802)   (56,687)   (39,679)    (759,086)      2,264
                        -----------    ---------    -----------  ---------   --------   --------  -----------  ----------
From capital
   transactions:
   Net proceeds from
      units sold          3,879,453        4,176          4,206          0          0          0        7,811           0
   Cost of units
      redeemed             (825,300)     (72,245)      (157,636)  (230,512)   (10,926)   (26,257)    (163,101)   (664,502)
   Net transfers          1,601,843      (43,554)      (505,087)   (27,028)   (27,420)   (29,247)         333   1,186,178
   Contract
      maintenance
      charge                 (2,121)        (108)          (440)       (67)       (26)        (6)      (1,221)       (151)
                        -----------    ---------    -----------  ---------   --------   --------  -----------  ----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions     4,653,875     (111,731)      (658,957)  (257,607)   (38,372)   (55,510)    (156,178)    521,525
                        -----------    ---------    -----------  ---------   --------   --------  -----------  ----------
Increase (decrease) in
   net assets            (2,011,674)    (491,231)    (1,426,649)  (279,409)   (95,059)   (95,189)    (915,264)    523,789
Net assets at beginning
   of period             16,921,569      889,460      2,681,738    607,656    173,866    135,137    2,474,987     196,453
                        -----------    ---------    -----------  ---------   --------   --------  -----------  ----------
Net assets at end of
   period               $14,909,895    $ 398,229    $ 1,255,089  $ 328,247   $ 78,807   $ 39,948  $ 1,559,723  $  720,242
                        ===========    =========    ===========  =========   ========   ========  ===========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold               294,193          541            432          0          0          0          852           0
   Units redeemed           (67,618)      (9,958)       (18,921)   (31,444)    (2,304)    (3,415)     (23,723)   (110,261)
   Units transferred        135,076       (6,052)       (51,892)    (3,615)    (4,370)    (3,962)          45     196,620
                        -----------    ---------    -----------  ---------   --------   --------  -----------  ----------
Increase (decrease) in
   units outstanding        361,651      (15,469)       (70,381)   (35,059)    (6,674)    (7,377)     (22,826)     86,359
Beginning units           1,091,833      101,696        252,964     81,716     24,305     15,727      259,847      32,902
                        -----------    ---------    -----------  ---------   --------   --------  -----------  ----------
Ending units              1,453,484       86,227        182,583     46,657     17,631      8,350      237,021     119,261
                        ===========    =========    ===========  =========   ========   ========  ===========  ==========

    The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                    Principal      Real                     SAM           SAM         SAM        SAM
                         Mortgage    Capital      Estate       SAM      Conservative Conservative   Flexible  Strategic
                        Securities Appreciation Securities  Balanced      Balanced      Growth       Income     Growth
                          Account    Account      Account   Portfolio    Portfolio     Portfolio   Portfolio  Portfolio
                         (Class 2)  (Class 2)    (Class 2)  (Class 2)    (Class 2)     (Class 2)   (Class 2)  (Class 2)
                        ---------- ------------ ---------- -----------  ------------ ------------ ----------  ---------
INCREASE (DECREASE)
   IN NET ASSETS:
From operations:
   Net investment
      income (loss)      $   339    $   (5,209)  $    203  $   307,005   $   23,733  $    50,805  $   91,338  $   6,954
   Net realized gains
      (losses) from
      securities
      transactions          (225)       73,679     (1,335)   1,627,339       63,980      309,041      60,049     81,646
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments             22      (337,033)   (10,335)  (5,882,765)    (309,764)  (1,296,896)   (416,639)  (239,884)
                         -------    ----------   --------  -----------   ----------  -----------  ----------  ---------
      Increase
         (decrease) in
         net assets
         from
         operations          136      (268,563)   (11,467)  (3,948,421)    (222,051)    (937,050)   (265,252)  (151,284)
                         -------    ----------   --------  -----------   ----------  -----------  ----------  ---------
From capital
   transactions:
   Net proceeds from
      units sold               0             0          0      645,492        1,544      117,615       1,589      4,852
   Cost of units
      redeemed            (2,586)     (129,132)    (4,433)  (1,348,178)    (620,180)    (607,855)   (755,770)  (122,582)
   Net transfers            (570)     (145,869)   (17,284)    (651,542)      (7,826)    (200,145)     58,993    (42,674)
   Contract maintenance
      charge                 (14)          (95)       (36)      (4,372)        (643)        (646)       (905)       (70)
                         -------    ----------   --------  -----------   ----------  -----------  ----------  ---------
      Increase
         (decrease) in
         net assets
         from capital
         transactions     (3,170)     (275,096)   (21,753)  (1,358,600)    (627,105)    (691,031)   (696,093)  (160,474)
                         -------    ----------   --------  -----------   ----------  -----------  ----------  ---------
Increase (decrease) in
   net assets             (3,034)     (543,659)   (33,220)  (5,307,021)    (849,156)  (1,628,081)   (961,345)  (311,758)
Net assets at beginning
   of period               6,937     1,000,412     53,689   15,150,651    1,498,961    3,201,477   2,242,137    535,497
                         -------    ----------   --------  -----------   ----------  -----------  ----------  ---------
Net assets at end of
   period                $ 3,903    $  456,753   $ 20,469  $ 9,843,630   $  649,805  $ 1,573,396  $1,280,792  $ 223,739
                         =======    ==========   ========  ===========   ==========  ===========  ==========  =========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                  0             0          0       65,237          215       10,814         191        427
   Units redeemed           (376)      (11,190)      (274)    (139,135)     (88,938)     (60,941)    (93,047)   (10,327)
   Units transferred         (82)      (11,892)    (1,056)     (71,650)      (1,079)     (20,673)      3,004     (3,756)
                         -------    ----------   --------  -----------   ----------  -----------  ----------  ---------
Increase (decrease) in
   units outstanding        (458)      (23,082)    (1,330)    (145,548)     (89,802)     (70,800)    (89,852)   (13,656)
Beginning units            1,013        76,526      3,152    1,428,804      197,468      282,321     265,234     42,686
                         -------    ----------   --------  -----------   ----------  -----------  ----------  ---------
Ending units                 555        53,444      1,822    1,283,256      107,666      211,521     175,382     29,030
                         =======    ==========   ========  ===========   ==========  ===========  ==========  =========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                                       Columbia
                                             Columbia   Marsico
                                               High     Focused
                          Short-               Yield   Equities
                           Term    SmallCap    Fund,     Fund,       Asset       Global                  Growth-
                          Income    Growth   Variable  Variable   Allocation     Growth      Growth       Income
                         Account  Account II  Series    Series       Fund         Fund        Fund         Fund
                        (Class 2)  (Class 2) (Class A) (Class A)   (Class 2)   (Class 2)    (Class 2)   (Class 2)
                        --------- ---------- --------- ---------  ----------  -----------  -----------  ---------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)      $  (114) $    (872) $ 18,637  $  (9,287) $   37,512  $    40,301  $   (88,368) $    42,567
   Net realized gains
      (losses) from
      securities
      transactions        (2,442)    (7,466)   (3,824)    96,113      58,529      984,771    1,245,389      596,450
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments        (831)   (23,597)  (75,333)  (413,170)   (738,054)  (7,438,214)  (8,509,883)  (8,079,892)
                         -------  ---------  --------  ---------  ----------  -----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from
         operations       (3,387)   (31,935)  (60,520)  (326,344)   (642,013)  (6,413,142)  (7,352,862)  (7,440,875)
                         -------  ---------  --------  ---------  ----------  -----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold               0          0     4,267     39,639     512,967      762,012      482,383    1,102,972
   Cost of units
      redeemed            (2,689)   (96,371)  (24,715)   (14,757)    (98,990)  (1,030,101)    (850,960)  (1,605,452)
   Net transfers          18,639        462    23,473     53,721     277,486       (1,620)   1,021,420      589,590
   Contract maintenance
      charge                 (38)       (13)      (64)      (151)       (255)      (1,781)      (1,836)      (2,009)
                         -------  ---------  --------  ---------  ----------  -----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions     15,912    (95,922)    2,961     78,452     691,208     (271,490)     651,007       85,101
                         -------  ---------  --------  ---------  ----------  -----------  -----------  -----------
Increase (decrease) in
   net assets             12,525   (127,857)  (57,559)  (247,892)     49,195   (6,684,632)  (6,701,855)  (7,355,774)
Net assets at beginning
   of period              28,500    148,801   229,122    723,363   1,605,242   16,060,278   15,810,039   18,755,270
                         -------  ---------  --------  ---------  ----------  -----------  -----------  -----------
Net assets at end of
   period                $41,025  $  20,944  $171,563  $ 475,471  $1,654,437  $ 9,375,646  $ 9,108,184  $11,399,496
                         =======  =========  ========  =========  ==========  ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                 0          0       271      3,379      31,595       33,805       24,046       62,333
   Units redeemed          (401)   (16,361)   (1,618)    (1,301)     (6,230)     (54,804)     (52,938)    (106,725)
   Units transferred      2,424         90     1,499      5,419      18,195       (5,467)      58,360       33,940
                        -------  ---------  --------  ---------  ----------  -----------  -----------  -----------
Increase (decrease) in
   units outstanding      2,023    (16,271)      152      7,497      43,560      (26,466)      29,468      (10,452)
Beginning units           4,211     21,484    14,454     54,249      91,779      651,852      706,773      990,371
                        -------  ---------  --------  ---------  ----------  -----------  -----------  -----------
Ending units              6,234      5,213    14,606     61,746     135,339      625,386      736,241      979,919
                        =======  =========  ========  =========  ==========  ===========  ===========  ===========

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                                                                       MTB          MTB         MTB
                           Growth        Mid       MTB       MTB     Managed      Managed     Managed     Franklin
                            and          Cap      Large     Large   Allocation   Allocation  Allocation    Income
                           Income       Value      Cap       Cap      Fund -       Fund -      Fund -    Securities
                         Portfolio    Portfolio  Growth     Value   Aggressive  Conservative  Moderate      Fund
                         (Class VC)  (Class VC)  Fund II   Fund II  Growth II  Growth II (1) Growth II  (Class 2) (2)
                        -----------  ---------- --------  --------  ---------- ------------- ---------- -------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $    24,465  $     753  $   (465) $   (251)  $ (1,266)    $   138     $    295   $    8,980
   Net realized gains
      (losses) from
      securities
      transactions         (162,450)   (35,915)   (1,146)   (2,607)    16,400         420        5,348       (5,499)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments        (4,001,555)   (56,090)  (28,017)  (86,224)   (89,354)     (3,706)     (55,028)    (201,918)
                        -----------  ---------  --------  --------   --------     -------     --------   ----------
      Increase
         (decrease) in
         net assets
         from
         operations      (4,139,540)   (91,252)  (29,628)  (89,082)   (74,220)     (3,148)     (49,385)    (198,437)
                        -----------  ---------  --------  --------   --------     -------     --------   ----------
From capital
   transactions:
   Net proceeds from
      units sold          2,241,574     31,105     3,194    26,000          0      16,077       12,093      399,197
   Cost of units
      redeemed             (293,844)   (52,927)   (3,021)   (2,573)    (1,129)        (61)        (950)      (7,515)
   Net transfers          1,544,376      3,434    64,178    51,274     31,673       5,787       65,213      637,798
   Contract maintenance
      charge                 (1,045)       (74)      (11)      (44)        (3)          0          (44)         (11)
                        -----------  ---------  --------  --------   --------     -------     --------   ----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions     3,491,061    (18,462)   64,340    74,657     30,541      21,803       76,312    1,029,469
                        -----------  ---------  --------  --------   --------     -------     --------   ----------
Increase (decrease) in
   net assets              (648,479)  (109,714)   34,712   (14,425)   (43,679)     18,655       26,927      831,032
Net assets at beginning
   of period              8,560,516    246,502    35,152   172,372    157,997           0      100,206            0
                        -----------  ---------  --------  --------   --------     -------     --------   ----------
Net assets at end of
   period               $ 7,912,037  $ 136,788  $ 69,864  $157,947   $114,318     $18,655     $127,133   $  831,032
                        ===========  =========  ========  ========   ========     =======     ========   ==========
ANALYSIS OF INCREASE
   (DECREASE)
      IN UNITS
         OUTSTANDING:
      Units sold            188,714      2,515       341     2,891          0       1,567        1,195       42,199
      Units redeemed        (28,451)    (4,128)     (367)     (369)      (145)         (7)        (112)      (1,027)
      Units transferred     140,549        388     7,746     6,988      3,740         717        6,796       76,904
                        -----------  ---------  --------  --------   --------     -------     --------   ----------
Increase (decrease) in
   units outstanding        300,812     (1,225)    7,720     9,510      3,595       2,277        7,879      118,076
Beginning units             611,579     15,888     3,341    17,764     15,150           0        9,653            0
                        -----------  ---------  --------  --------   --------     -------     --------   ----------
Ending units                912,391     14,663    11,061    27,274     18,745       2,277       17,532      118,076
                        ===========  =========  ========  ========   ========     =======     ========   ==========

(1)  For the period from May 12, 2008 (inception) to December 31, 2008.

(2)  For the period from February 4, 2008 (inception) to December 31, 2008.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008
                                   (continued)

                            Franklin
                           Templeton
                              VIP
                           Founding
                             Funds
                          Allocation
                             Fund
                         (Class 2) (2)
                        --------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)       $   31,817
   Net realized gains
      (losses) from
      securities
      transactions            32,499
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments           (569,252)
                          ----------
      Increase
         (decrease) in
         net assets
         from
         operations         (504,936)
                          ----------
From capital
   transactions:
   Net proceeds from
      units sold           1,153,069
   Cost of units
      redeemed                (6,419)
   Net transfers             900,412
   Contract maintenance
      charge                       0
                          ----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions      2,047,062
                          ----------
Increase (decrease) in
   net assets              1,542,126
Net assets at beginning
   of period                       0
                          ----------
Net assets at end of
   period                 $1,542,126
                          ==========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS
      OUTSTANDING:
   Units sold                126,295
   Units redeemed               (862)
   Units transferred         107,625
                          ----------
Increase (decrease) in
   units outstanding         233,058
Beginning units                    0
                          ----------
Ending units                 233,058
                          ==========

(2)  For the period from February 4, 2008 (inception) to December 31, 2008.

     The accompanying notes are an integral part of the financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     FS Variable Separate Account of First SunAmerica Life Insurance Company (the "Separate Account") is an investment account of First SunAmerica Life Insurance Company (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. American International Group is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products: FSA Polaris, FSA Advisor, FSA Polaris II, FSA WM Diversified Strategies III, FSA Polaris Choice, FSA Polaris II A-Class Platinum Series, FSA Polaris Choice III, FSA Polaris Advantage, and FSA Polaris Platinum III.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company, except for FSA WM Diversified Strategies III, for which the distributor is Principal Funds Distributor, Inc. No underwriting fees are paid in connection with the distribution of these contracts.

     The Separate Account is composed of a total of 105 variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the ten currently available Class 1 and Class 3 investment portfolios of the Anchor Series Trust (the "Anchor Trust"), (2) the sixty currently available Class 1 and Class 3 investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the three currently available Class II investment portfolios of Van Kampen Life Investment Trust (the "Van Kampen Trust"),
     (4) the seventeen currently available Class 2 investment portfolios of the Principal Variable Contracts Funds, Inc (the "Principal Funds"), (5) the two currently available Class A investment portfolios of the Columbia Funds Variable Insurance Trust I (the "Columbia Trust I"), (6) the four currently available Class 2 investment portfolios of American Funds Insurance Series (the "American Series"), (7) the two currently available Class VC investment portfolio of the Lord Abbett Series Fund, Inc. (the "Lord Abbett Fund"), (8) the five currently available investment portfolios of the MTB Group of Funds (the "MTB Trust"), or (9) the two currently available Class 2 investment portfolios of the Franklin Templeton Variable Insurance Products Trust (the "Franklin Templeton Trust"). The primary difference between the classes of the Variable Accounts is that the Class 3 shares in the Anchor Trust and the SunAmerica Trust, the Class 2 shares in

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION (continued)

     the American Series and the Principal Funds, the shares in the MTB Trust, the Class 2 shares in the Franklin Templeton Trust, and the Class II shares in the Van Kampen Trust are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Class VC share of the Lord Abbett Fund and the Class A shares of the Columbia Trust I are not subject to 12b-1 fees.

     The American Series, the Anchor Trust, the Lord Abbett Fund, the SunAmerica Trust, the Van Kampen Trust, the Principal Funds, the Columbia Trust I, the MTB Trust, and the Franklin Templeton Trust (collectively referred to as the "Trusts") are diversified, open-ended investment companies, which retain investment advisers to assist in their investment activities. The Anchor and SunAmerica Trusts are affiliated investment companies. Participants may elect to have payments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by participants to the Variable Accounts and do not include balances allocated to the General Account.

     Prior to May 1, 2008, the Total Return Bond Portfolio was formerly named Worldwide High Income Portfolio, and the Capital Growth Portfolio was formerly named Strategic Growth Portfolio.

     Prior to May 17, 2008, the LargeCap Blend Account II was formerly named LargeCap Blend Account, the LargeCap Growth Account was formerly named Growth Account, the Equity Income Account was formerly named Equity Income Account I, and the SmallCap Growth Account II was formerly named SmallCap Growth Account.

     Effective May 17, 2008, the Principal Variable Contracts Funds, Inc. replaced the trust name of Principal Variable Contracts Fund, Inc.

     Prior to June 30, 2009, the Principal Capital Appreciation Account was formerly named West Coast Equity Account.

     On October 23, 2009 the MidCap Stock Account of the Principal Funds was merged with and into the MidCap Blend Account. On that date, all assets and liabilities of the MidCap Stock Account were transferred to the MidCap Blend Account in exchange for shares of the MidCap Blend Account with the same net assets value as the net assets transferred. The unit value of each Variable Account remained the same and the merger was a tax-free reorganization.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table, the 1971 Individual Mortality Table and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

     The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

     Annuity benefit payments are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

     RECENT ACCOUNTING PRONOUNCEMENTS: In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification will become the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification does not change GAAP and will

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     not have an affect on the Statement of Assets and Liabilities, Schedule of Portfolio Investments, Statement of Operations, and Statement of Changes in Net Assets.

3.   FAIR VALUE MEASUREMENTS

     Effective January 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

     Level 1--Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

     Level 2--Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

     Level 3--Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   FAIR VALUE MEASUREMENTS (continued)

     The Separate Account assets measured at fair value as of December 31, 2009 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. The Separate Account had no liabilities as of December 31, 2009. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2009, and indicating the levels of the fair value measurement based on the levels of the inputs used. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2009, is presented.

4.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of up to 9% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as redemptions in the accompanying Statement of Changes in Net Assets. There are no withdrawal charges under the FSA Advisor contract.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge of $30 or $35 (which may vary based on State) is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded in the accompanying Statement of Changes in Net Assets. There are no contract maintenance charges under the FSA Advisor contract.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Separate Account deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate account annual charges are recorded as a charge in the Statement of Operations. The total annual rates of the net asset value of each portfolio, depending on any optional death benefits elected for each product, is as follows: FSA Polaris 1.52%, FSA Advisor 1.52%, FSA Polaris II 1.52%, FSA WM Diversified Strategies III 1.55% or 1.70%, FSA Polaris Choice 1.52% or 1.72%, FSA Polaris Choice III 1.52% or 1.77%, FSA Polaris II A-Class Platinum Series 0.85%, FSA Polaris Advantage

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     1.65% or 1.90%, and FSA Polaris Platinum III 1.30% or 1.55%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual charge rate. This is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25 may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     CAPITAL PROTECTOR FEE: The optional Capital Protector Program offered in FSA WM Diversified Strategies III, FSA Polaris II, FSA Polaris Choice, FSA Polaris Choice III, and FSA Polaris Advantage, provides a guaranteed minimum contract value at the end of an applicable waiting period. The annual fee ranges from 0.25% to 0.65% of the contract value minus purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     MARKETLOCK, MARKETLOCK FOR TWO, INCOME REWARDS, MARKETLOCK FOR LIFE PLUS, MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE FEE: The optional MarketLock, MarketLock for Two, Income Rewards, MarketLock for Life Plus, MarketLock Income Plus and MarketLock for Life features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, FSA Polaris Choice III, FSA Polaris II A-Class Platinum Series and FSA Polaris Advantage. The MarketLock for Two feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, and FSA Polaris Choice III. The Income Rewards feature is offered in FSA Polaris II, FSA Polaris Choice, FSA WM Diversified Strategies III, and FSA Polaris Choice III. The annual fee ranges from 0.50% to 0.65% for MarketLock, 0.40% for MarketLock for Two prior to the first withdrawal and 0.80% after the first withdrawal and 0.65% for Income Rewards in years 0-7 and 0.45% in years 8-10, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     The MarketLock for Life Plus feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Advantage, FSA Polaris Platinum III, and FSA Polaris II A-Class Platinum Series. The annual fee ranges from 0.65% to 0.95% for one covered person and from 0.90% to 1.25% for two covered persons, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock for Life Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     The MarketLock Income Plus feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Platinum III, FSA Polaris Advantage, and FSA Polaris II A-Class Platinum Series. The annual fee ranges from 0.85% to 1.10% for one covered person and from 1.10% to 1.35% for two covered persons, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock Income Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     The MarketLock For Life feature is offered in FSA Polaris II, FSA Polaris Choice III, FSA Polaris Platinum III, and FSA Polaris II A-Class Platinum Series. The annual fee is 0.70% for one covered person and 0.95% for two covered persons, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock for Life is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range up to 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit. Premium taxes are recorded as redemptions in the Statement of Changes in Net Assets.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

5.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2009 consist of the following:

                                                         Cost of Shares   Proceeds from
Variable Accounts                                           Acquired       Shares Sold
-----------------                                        --------------   -------------
ANCHOR TRUST:
Asset Allocation Portfolio (Class 1)                       $  385,984       $1,082,794
Capital Appreciation Portfolio (Class 1)                      164,088        2,837,677
Government and Quality Bond Portfolio (Class 1)             2,755,432        6,202,946
Growth Portfolio (Class 1)                                    238,399        1,022,781
Natural Resources Portfolio (Class 1)                         685,474          868,317
Asset Allocation Portfolio (Class 3)                          151,306          275,942
Capital Appreciation Portfolio (Class 3)                      805,431        2,127,313
Government and Quality Bond Portfolio (Class 3)             7,891,536        5,081,896
Growth Portfolio (Class 3)                                    207,826        1,387,113
Natural Resources Portfolio (Class 3)                       1,715,987        1,516,976
SUNAMERICA TRUST:
Aggressive Growth Portfolio (Class 1)                      $   12,846       $  424,967
Alliance Growth Portfolio (Class 1)                           165,990        2,378,746
Balanced Portfolio (Class 1)                                  546,627          957,342

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
SUNAMERICA TRUST (continued):
Blue Chip Growth Portfolio (Class 1)                       $   87,624         $  334,504
Capital Growth Portfolio (Class 1)                             65,299            311,363
Cash Management Portfolio (Class 1)                         2,332,580          7,000,432
Corporate Bond Portfolio (Class 1)                          1,172,389          1,583,627
Davis Venture Value Portfolio (Class 1)                     1,263,370          4,412,430
"Dogs" of Wall Street Portfolio (Class 1)                     162,542            313,653
Emerging Markets Portfolio (Class 1)                          316,485            960,868
Equity Opportunities Portfolio (Class 1)                       97,663          1,000,752
Fundamental Growth Portfolio (Class 1)                         28,010            467,222
Global Bond Portfolio (Class 1)                               606,122            985,682
Global Equities Portfolio (Class 1)                           144,414            817,227
Growth Opportunities Portfolio (Class 1)                      159,406            313,181
Growth-Income Portfolio (Class 1)                             162,834          2,102,156
High-Yield Bond Portfolio (Class 1)                         2,540,015          1,752,991
International Diversified Equities Portfolio (Class 1)        276,565          1,279,759
International Growth and Income Portfolio (Class 1)            85,023            899,229
MFS Massachusetts Investors Trust Portfolio (Class 1)         156,440            865,112
MFS Total Return Portfolio (Class 1)                          542,333          2,335,966
Mid-Cap Growth Portfolio (Class 1)                            187,301            580,739
Real Estate Portfolio (Class 1)                               205,210            595,355
Technology Portfolio (Class 1)                                 24,543            121,056
Telecom Utility Portfolio (Class 1)                            84,288            259,322
Total Return Bond Portfolio (Class 1)                         574,014            502,807
Aggressive Growth Portfolio (Class 3)                          79,337            206,391
Alliance Growth Portfolio (Class 3)                           157,363          1,604,600
American Funds Asset Allocation SAST Portfolio (Class 3)      702,098            134,078
American Funds Global Growth SAST Portfolio (Class 3)       1,709,887            724,452
American Funds Growth SAST Portfolio (Class 3)              1,473,693            657,564
American Funds Growth-Income SAST Portfolio (Class 3)       1,609,632            581,637
Balanced Portfolio (Class 3)                                  395,155            146,082
Blue Chip Growth Portfolio (Class 3)                          186,254            213,485

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                            Cost of Shares   Proceeds from
Variable Accounts                                              Acquired       Shares Sold
-----------------                                           --------------   -------------
SUNAMERICA TRUST (continued):
Capital Growth Portfolio (Class 3)                            $  124,141      $  395,793
Cash Management Portfolio (Class 3)                            6,444,184       4,963,410
Corporate Bond Portfolio (Class 3)                             3,542,617       2,597,196
Davis Venture Value Portfolio (Class 3)                        1,984,033       2,943,943
"Dogs" of Wall Street Portfolio (Class 3)                        128,417         117,450
Emerging Markets Portfolio (Class 3)                             589,192       2,289,868
Equity Opportunities Portfolio (Class 3)                          50,923         329,868
Foreign Value Portfolio (Class 3)                              2,684,334       2,202,156
Fundamental Growth Portfolio (Class 3)                           343,359         460,435
Global Bond Portfolio (Class 3)                                1,617,431         914,201
Global Equities Portfolio (Class 3)                              235,163         191,460
Growth Opportunities Portfolio (Class 3)                       1,022,980         389,240
Growth-Income Portfolio (Class 3)                                 43,605         109,775
High-Yield Bond Portfolio (Class 3)                              979,318         478,866
International Diversified Equities Portfolio (Class 3)           695,930       1,838,057
International Growth and Income Portfolio (Class 3)            1,538,593       1,822,533
Marsico Focused Growth Portfolio (Class 3)                       292,233         147,396
MFS Massachusetts Investors Trust Portfolio (Class 3)          1,481,629         736,216
MFS Total Return Portfolio (Class 3)                           1,264,786       1,401,187
Mid-Cap Growth Portfolio (Class 3)                               148,781         557,656
Real Estate Portfolio (Class 3)                                1,642,412       1,628,157
Small & Mid Cap Value Portfolio (Class 3)                      2,233,106       2,295,931
Small Company Value Portfolio (Class 3)                          833,962         800,514
Technology Portfolio (Class 3)                                   322,031         292,325
Telecom Utility Portfolio (Class 3)                              107,314         133,250
Total Return Bond Portfolio (Class 3)                          6,224,606       1,109,493
VAN KAMPEN TRUST (Class II):
Comstock Portfolio (Class II)                                 $1,565,071      $  839,654
Growth and Income Portfolio (Class II)                         2,635,323       2,171,383
Capital Growth Portfolio (Class II)                              157,273         131,041

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                            Cost of Shares   Proceeds from
Variable Accounts                                              Acquired       Shares Sold
-----------------                                           --------------   -------------
PRINCIPAL FUNDS (Class 2):
Diversified International Account (Class 2)                   $   16,261      $   30,502
Equity Income Account (Class 2)                                   50,284         371,570
LargeCap Growth Account (Class 2)                                    148           1,325
Income Account (Class 2)                                          31,848          72,679
LargeCap Blend Account II (Class 2)                                1,597           6,122
MidCap Blend Account (Class 2)                                   152,122         278,846
Money Market Account (Class 2)                                   169,482         710,752
Mortgage Securities Account (Class 2)                                454           2,542
Real Estate Securities Account (Class 2)                             609           2,321
SAM Balanced Portfolio (Class 2)                               1,538,821       2,506,408
SAM Conservative Balanced Portfolio (Class 2)                     24,614         448,139
SAM Conservative Growth Portfolio (Class 2)                      143,892         368,353
SAM Flexible Income Portfolio (Class 2)                           55,175         462,948
SAM Strategic Growth Portfolio (Class 2)                          12,237           5,677
Short-Term Income Account (Class 2)                              123,298          23,374
SmallCap Growth Account II (Class 2)                                 116          12,069
Principal Capital Appreciation Account (Class 2)                   3,762         131,711
COLUMBIA TRUST I (Class A):
Columbia High Yield Fund, Variable Series (Class A)           $   85,596      $   24,406
Columbia Marsico Focused Equities Fund, Variable Series
   (Class A)                                                      26,059          54,168
AMERICAN FUND (Class 2):
Asset Allocation Fund (Class 2)                               $  238,073      $  203,813
Global Growth Fund (Class 2)                                     625,003       2,508,560
Growth Fund (Class 2)                                            607,533       2,133,675
Growth-Income Fund (Class 2)                                     640,235       2,155,608
LORD ABBETT FUND (Class VC):
Growth and Income Portfolio (Class VC)                        $1,216,191      $  695,171
Mid Cap Value Portfolio (Class VC)                                29,263          17,183

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                            Cost of Shares   Proceeds from
Variable Accounts                                              Acquired       Shares Sold
-----------------                                           --------------   -------------
MTB FUND:
MTB Large Cap Growth Fund II                                    $  4,606       $ 74,498
MTB Large Cap Value Fund II                                        8,661        157,205
MTB Managed Allocation Fund - Aggressive Growth II                 8,613        104,872
MTB Managed Allocation Fund - Conservative Growth II               6,572         23,697
MTB Managed Allocation Fund - Moderate Growth II                  18,195         31,721
FRANKLIN TEMPLETON TRUST (Class 2):
Franklin Income Securities Fund (Class 2)                       $841,509       $147,361
Franklin Templeton VIP Founding Funds Allocation Fund
   (Class 2)                                                     691,922        332,325

6.   OTHER MATTERS

     In September 2008, American International Group entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("New York Fed"). Pursuant to the Fed Facility, on March 4, 2009, American International Group issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to
     (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately
     79.8 percent of the aggregate dividends paid on American International Group's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with American International Group's common stock on all matters submitted to American International Group shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

     On March 2, 2009, American International Group and the New York Fed announced their intent to enter into a transaction pursuant to which American International Group will transfer to the New York Fed preferred equity interests in newly-formed special purpose

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS (continued)

     vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of American International Group (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). American International Group expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, American International Group and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

     On March 2, 2009, American International Group and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which American International Group will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by American International Group.

     On April 17, 2009, American International Group entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by American International Group pursuant to an agreement entered into on November 25, 2008, with the U.S. Department of the Treasury.

     On April 17, 2009, American International Group and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR rate. American International Group also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, American International Group issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS (continued)

     to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) American International Group is not a debtor in a pending case under Title 11 of the United States Code and
     (ii) the AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of American International Group's voting securities. The liquidation preference of American International Group's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to American International Group, its subsidiaries or any special purpose vehicle established by or for the benefit of American International Group or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

     Since September 2008, American International Group has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. American International Group continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. American International Group has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

     In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS (continued)

     from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management does not believe this to have an adverse material impact on the financial statements of the Separate Account.

     Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

7.   SUBSEQUENT EVENTS

     On March 1, 2010, American International Group announced a definitive agreement for the sale of the AIA Group, Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

     On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. (MetLife) for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

     American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the periods ended December 31, 2009, 2008, 2007, 2006, and 2005, follows:

                        At December 31                         For the Year Ended December 31
          -----------------------------------------   -----------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment      Total Return
                         Lowest to       Net Assets       Lowest         Income         Lowest to
  Year      Units     Highest ($) (6)        ($)      to Highest (1)    Ratio (2)      Highest (3)
-------   ---------   ---------------    ----------   --------------   ----------   -----------------
Asset Allocation Portfolio (Class 1)
   2009     195,126            24.68      4,814,637            1.52%      3.72%                 20.46%
   2008     234,020            20.49      4,793,858            1.52%      2.96%                -24.21%
   2007     312,307            27.03      8,441,259            1.52%      2.73%                  6.81%
   2006     394,248            25.31      9,977,259            1.52%      3.26%                  9.64%
   2005     499,496            23.08     11,529,434            1.52%      3.02%                  3.39%
Capital Appreciation Portfolio (Class 1)
   2009     251,946            43.37     10,927,035            1.52%      0.00%                 34.70%
   2008     326,438            32.20     10,510,598            1.52%      0.00%                -41.25%
   2007     431,219            54.81     23,633,281            1.52%      0.33%                 25.78%
   2006     541,588            43.57     23,597,538            1.52%      0.14%                  9.74%
   2005     669,723            39.70     26,590,277            1.52%      0.30%                  9.96%
Government and Quality Bond Portfolio (Class 1)
   2009     445,901            19.28      8,599,798            1.52%      4.56%                  2.69%
   2008     644,341            18.78     12,100,714            1.52%      3.96%                  2.76%
   2007     774,986            18.27     14,162,953            1.52%      3.74%                  4.69%
   2006     938,287            17.46     16,379,702            1.52%      3.58%                  1.74%
   2005   1,268,280            17.16     21,760,624            1.52%      3.82%                  1.09%
Growth Portfolio (Class 1)
   2009     202,291            29.78      6,025,306            1.52%      1.10%                 36.31%
   2008     236,291            21.85      5,163,243            1.52%      0.73%                -41.32%
   2007     309,303            37.23     11,517,240            1.52%      0.69%                  8.53%
   2006     373,400            34.31     12,810,872            1.52%      0.60%                 11.58%
   2005     458,975            30.75     14,112,895            1.52%      0.87%                  5.51%
Natural Resources Portfolio (Class 1)
   2009      93,613            51.58      4,829,005            1.52%      1.44%                 55.68%
   2008     105,729            33.13      3,503,249            1.52%      0.89%                -50.56%
   2007     140,008            67.01      9,382,357            1.52%      1.09%                 38.09%
   2006     178,574            48.53      8,665,254            1.52%      0.62%                 23.05%
   2005     214,268            39.44      8,449,994            1.52%      0.50%                 43.91%
Asset Allocation Portfolio (Class 3)
   2009     107,044   13.61 to 23.95(4)   2,499,747   0.85% to 1.77%      3.52%      19.85% to  20.96%(5)
   2008     113,415   11.25 to 19.98(4)   2,236,326   0.85% to 1.77%      2.98%     -24.59% to -23.89%
   2007     107,800   26.50 to 26.60(4)   2,865,079   1.52% to 1.77%      2.66%       6.28% to   6.54%
   2006      97,095   24.78 to 24.97      2,422,849   1.52% to 1.72%      3.36%       9.15% to   9.37%(5)
   2005      47,448   22.70 to 22.83      1,082,724   1.52% to 1.72%      2.92%       2.93% to   3.13%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                         For the Year Ended December 31
          -----------------------------------------   ------------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment      Total Return
                         Lowest to       Net Assets       Lowest         Income         Lowest to
  Year      Units     Highest ($) (6)        ($)      to Highest (1)    Ratio (2)      Highest (3)
-------   ---------   ---------------    ----------   --------------   ----------   ------------------
Capital Appreciation Portfolio (Class 3)
   2009     457,119   10.59 to 14.20(4)  16,185,271   0.85% to 1.90%      0.00%      33.85%    to  35.26%
   2008     483,122    7.91 to 10.50(4)  12,995,503   0.85% to 1.90%      0.00%     -41.63%    to -41.01%
   2007     415,143   17.79 to 53.43(4)  20,055,223   0.85% to 1.77%      0.15%      25.16%    to  26.32%
   2006     334,692   14.09 to 42.69(4)  14,012,679   0.85% to 1.77%      0.00%       3.91%(8) to   6.02%(5)(7)
   2005     209,725   39.19 to 39.43(4)   8,264,715   1.52% to 1.72%      0.09%       9.47%    to   9.69%(5)
Government and Quality Bond Portfolio (Class 3)
   2009   1,567,119   11.00 to 15.34(4)  28,711,309   0.85% to 1.90%      4.68%       2.05%    to   3.13%
   2008   1,449,095   10.78 to 14.88(4)  26,105,975   0.85% to 1.90%      4.08%       2.12%    to   3.19%
   2007   1,343,538   14.42 to 17.76(4)  23,995,800   0.85% to 1.77%      3.76%       4.17%    to   5.13%(5)
   2006     971,781   13.71 to 17.05(4)  16,715,764   0.85% to 1.77%      3.57%       0.53%(8) to   4.19%(5)(7)
   2005     720,156   16.89 to 17.00     12,225,439   1.52% to 1.72%      3.90%       0.64%    to   0.84%
Growth Portfolio (Class 3)
   2009     271,693    9.26 to 11.08(4)   7,462,189   0.85% to 1.90%      0.78%      35.45%    to  36.88%(5)
   2008     316,917    6.84 to  8.09(4)   6,474,338   0.85% to 1.90%      0.45%     -41.69%    to -41.07%
   2007     283,565   36.24 to 36.76(4)  10,375,610   1.52% to 1.77%      0.49%       8.00%    to   8.27%(5)
   2006     256,933   33.67 to 33.95      8,713,522   1.52% to 1.72%      0.41%      11.08%    to  11.30%(5)
   2005     211,282   30.31 to 30.51      6,440,048   1.52% to 1.72%      0.71%       5.04%    to   5.25%
Natural Resources Portfolio (Class 3)
   2009     188,193   10.75 to 10.89(4)   8,506,937   0.85% to 1.90%      1.12%      54.71%    to  56.34%(5)
   2008     189,295    6.88 to  7.04(4)   5,574,546   0.85% to 1.90%      0.67%     -50.87%    to -50.35%
   2007     136,467   13.85 to 65.23(4)   8,543,766   0.85% to 1.77%      1.01%      37.40%    to  38.67%
   2006      94,544    9.99 to 47.50(4)   4,473,238   0.85% to 1.72%      0.53%      -0.10%(7) to  22.50%(5)
   2005      41,266   38.78 to 39.09      1,608,771   1.52% to 1.72%      0.34%      43.27%    to  43.55%
Aggressive Growth Portfolio (Class 1)
   2009     179,178            11.14      1,995,706            1.52%      0.14%                    38.36%
   2008     224,748             8.05      1,809,108            1.52%      0.58%                   -53.35%
   2007     311,668            17.25      5,378,067            1.52%      0.54%                    -1.99%
   2006     437,597            17.60      7,704,037            1.52%      0.10%                    11.58%
   2005     544,544            15.78      8,591,508            1.52%      0.00%                     7.10%
Alliance Growth Portfolio (Class 1)
   2009     384,009            30.34     11,652,077            1.52%      0.60%                    38.91%
   2008     470,096            21.84     10,268,696            1.52%      0.15%                   -41.63%
   2007     605,572            37.42     22,663,561            1.52%      0.05%                    12.88%
   2006     837,107            33.15     27,754,618            1.52%      0.12%                    -0.75%
   2005   1,069,885            33.40     35,739,139            1.52%      0.38%                    14.86%
Balanced Portfolio (Class 1)
   2009     264,181            15.18      4,009,735            1.52%      3.39%                    22.16%
   2008     300,550            12.43      3,734,308            1.52%      3.19%                   -27.01%
   2007     390,821            17.02      6,652,880            1.52%      2.77%                     3.81%
   2006     507,142            16.40      8,315,962            1.52%      2.57%                     9.19%
   2005     668,675            15.02     10,041,574            1.52%      2.39%                     0.36%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                         For the Year Ended December 31
          -----------------------------------------   -----------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment      Total Return
                         Lowest to       Net Assets       Lowest         Income         Lowest to
  Year      Units     Highest ($) (6)        ($)      to Highest (1)    Ratio (2)      Highest (3)
-------   ---------   ---------------    ----------   --------------   ----------   -----------------
Blue Chip Growth Portfolio (Class 1)
   2009     154,942              5.78       896,360            1.52%      0.32%                34.78%
   2008     206,094              4.29       884,535            1.52%      0.41%               -39.92%
   2007     283,134              7.14     2,022,555            1.52%      0.35%                12.35%
   2006     275,644              6.36     1,752,678            1.52%      0.24%                 4.97%
   2005     286,791              6.06     1,737,179            1.52%      0.59%                 1.00%
Capital Growth Portfolio (Class 1)
   2009      79,753              6.98       556,944            1.52%      0.00%                41.33%
   2008     122,752              4.94       606,454            1.52%      0.00%               -45.99%
   2007     112,149              9.15     1,025,914            1.52%      1.13%                11.84%
   2006     130,205              8.18     1,064,938            1.52%      0.33%                14.89%
   2005      97,904              7.12       697,009            1.52%      0.44%                 2.04%
Cash Management Portfolio (Class 1)
   2009     457,045             13.54     6,187,757            1.52%      2.10%                -1.46%
   2008     801,601             13.74    11,013,417            1.52%      3.79%                -0.35%
   2007     838,478             13.79    11,560,079            1.52%      3.59%                 2.93%
   2006     731,417             13.39     9,796,654            1.52%      2.70%                 3.05%
   2005     774,741             13.00    10,069,463            1.52%      0.92%                 1.24%
Corporate Bond Portfolio (Class 1)
   2009     245,067             21.85     5,354,550            1.52%      5.91%                29.00%
   2008     277,466             16.94     4,699,639            1.52%      4.21%                -9.17%
   2007     376,365             18.65     7,018,427            1.52%      3.75%                 3.89%
   2006     451,616             17.95     8,106,771            1.52%      4.25%                 4.26%
   2005     615,116             17.22    10,590,606            1.52%      4.44%                 0.37%
Davis Venture Value Portfolio (Class 1)
   2009     616,932             32.53    20,066,885            1.52%      1.59%                31.49%
   2008     759,922             24.74    18,798,296            1.52%      1.57%               -39.09%
   2007     998,715             40.62    40,562,908            1.52%      0.84%                 4.06%
   2006   1,246,273             39.03    48,642,189            1.52%      0.97%                13.57%
   2005   1,505,818             34.37    51,750,951            1.52%      0.99%                 8.94%
"Dogs" of Wall Street Portfolio (Class 1)
   2009     107,196             10.80     1,157,504            1.52%      4.78%                18.34%
   2008     127,465              9.13     1,163,088            1.52%      3.31%               -27.70%
   2007     161,862             12.62     2,042,844            1.52%      2.40%                -3.41%
   2006     204,092             13.07     2,666,848            1.52%      2.46%                19.81%
   2005     248,632             10.91     2,711,597            1.52%      2.29%                -4.20%
Emerging Markets Portfolio (Class 1)
   2009     202,309             19.91     4,027,781            1.52%      0.00%                73.99%
   2008     242,671             11.44     2,776,870            1.52%      1.43%               -57.27%
   2007     343,033             26.78     9,186,700            1.52%      1.83%                39.25%
   2006     507,829             19.23     9,766,665            1.52%      0.97%                29.13%
   2005     552,174             14.89     8,223,841            1.52%      0.34%                35.14%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                         For the Year Ended December 31
          -----------------------------------------   -----------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment      Total Return
                         Lowest to       Net Assets       Lowest         Income         Lowest to
  Year      Units     Highest ($) (6)        ($)      to Highest (1)    Ratio (2)      Highest (3)
-------   ---------   ---------------    ----------   --------------   ----------   -----------------
Equity Opportunities Portfolio (Class 1)
   2009     198,476             16.22     3,219,225            1.52%      1.31%                30.10%
   2008     268,348             12.46     3,345,205            1.52%      1.58%               -39.40%
   2007     289,893             20.57     5,963,389            1.52%      1.66%                -1.40%
   2006     380,114             20.86     7,930,109            1.52%      1.54%                14.94%
   2005     466,182             18.15     8,461,380            1.52%      1.47%                 3.09%
Fundamental Growth Portfolio (Class 1)
   2009     200,267             15.69     3,142,876            1.52%      0.00%                33.93%
   2008     231,949             11.72     2,717,945            1.52%      0.00%               -45.67%
   2007     279,353             21.57     6,025,255            1.52%      0.00%                13.41%
   2006     370,504             19.02     7,044,969            1.52%      0.02%                 4.19%
   2005     473,972             18.25     8,650,232            1.52%      0.60%                 4.47%
Global Bond Portfolio (Class 1)
   2009     125,515             21.77     2,731,498            1.52%      3.29%                 5.88%
   2008     150,429             20.56     3,092,067            1.52%      3.00%                 4.07%
   2007     163,504             19.75     3,229,381            1.52%      0.58%                 9.70%
   2006     180,544             18.01     3,250,643            1.52%      9.05%                 2.30%
   2005     227,066             17.60     3,996,385            1.52%      3.14%                 3.01%
Global Equities Portfolio (Class 1)
   2009     126,957             18.83     2,390,781            1.52%      2.80%                27.45%
   2008     173,662             14.77     2,565,924            1.52%      2.18%               -44.25%
   2007     215,330             26.50     5,706,422            1.52%      1.15%                10.18%
   2006     261,380             24.05     6,286,525            1.52%      0.91%                22.00%
   2005     309,442             19.71     6,100,144            1.52%      0.28%                14.04%
Growth Opportunities Portfolio (Class 1)
   2009      96,120              4.99       479,989            1.52%      0.00%                16.47%
   2008     131,247              4.29       562,699            1.52%      0.00%               -36.85%
   2007     139,965              6.79       950,205            1.52%      0.00%                19.73%
   2006     142,002              5.67       805,175            1.52%      0.00%                11.73%
   2005      94,760              5.07       480,912            1.52%      0.00%                 6.03%
Growth-Income Portfolio (Class 1)
   2009     324,465             24.60     7,982,777            1.52%      1.40%                26.24%
   2008     419,150             19.49     8,168,268            1.52%      1.04%               -43.77%
   2007     558,140             34.65    19,342,480            1.52%      0.88%                 9.44%
   2006     742,995             31.66    23,526,553            1.52%      0.70%                 5.81%
   2005     919,440             29.92    27,515,259            1.52%      0.54%                 5.58%
High-Yield Bond Portfolio (Class 1)
   2009     268,143             19.67     5,273,300            1.52%      8.60%                39.88%
   2008     242,408             14.06     3,407,990            1.52%      9.95%               -33.18%
   2007     436,769             21.04     9,189,786            1.52%      7.21%                -0.15%
   2006     573,502             21.07    12,084,690            1.52%      7.55%                12.94%
   2005     620,626             18.66    11,579,603            1.52%      9.09%                 7.23%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                         For the Year Ended December 31
          -----------------------------------------   -----------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment      Total Return
                         Lowest to       Net Assets       Lowest         Income         Lowest to
  Year      Units     Highest ($) (6)        ($)      to Highest (1)    Ratio (2)      Highest (3)
-------   ---------   ---------------    ----------   --------------   ----------   -----------------
International Diversified Equities Portfolio (Class 1)
   2009     274,122             12.55     3,439,741            1.52%      1.36%                27.20%
   2008     385,914              9.86     3,806,888            1.52%      3.31%               -40.38%
   2007     465,852             16.54     7,707,529            1.52%      1.98%                13.61%
   2006     545,060             14.56     7,937,585            1.52%      0.40%                21.59%
   2005     650,604             11.98     7,791,843            1.52%      1.53%                12.06%
International Growth and Income Portfolio (Class 1)
   2009     260,669             13.39     3,488,884            1.52%      0.00%                25.83%
   2008     329,822             10.64     3,508,360            1.52%      2.67%               -46.73%
   2007     499,348             19.97     9,970,653            1.52%      1.53%                 5.55%
   2006     618,360             18.92    11,697,749            1.52%      1.32%                25.13%
   2005     681,700             15.12    10,305,980            1.52%      0.89%                12.56%
MFS Massachusetts Investors Trust Portfolio (Class 1)
   2009     174,253             21.25     3,702,865            1.52%      1.37%                24.83%
   2008     215,894             17.02     3,675,337            1.52%      0.93%               -33.46%
   2007     303,773             25.58     7,771,754            1.52%      1.11%                 8.91%
   2006     385,451             23.49     9,055,026            1.52%      0.68%                11.48%
   2005     473,467             21.07     9,977,675            1.52%      0.79%                 6.10%
MFS Total Return Portfolio (Class 1)
   2009     325,970             25.85     8,429,102            1.52%      3.75%                16.69%
   2008     414,277             22.16     9,179,787            1.52%      3.06%               -23.20%
   2007     560,824             28.85    16,180,092            1.52%      2.49%                 2.67%
   2006     674,463             28.10    18,952,867            1.52%      2.36%                10.31%
   2005     790,163             25.47    20,129,311            1.52%      2.13%                 1.49%
Mid-Cap Growth Portfolio (Class 1)
   2009     267,269              9.81     2,623,238            1.52%      0.00%                40.28%
   2008     313,833              7.00     2,195,718            1.52%      0.00%               -44.22%
   2007     388,873             12.54     4,877,307            1.52%      0.24%                15.18%
   2006     459,103             10.89     4,999,231            1.52%      0.00%                 1.02%
   2005     588,780             10.78     6,346,307            1.52%      0.00%                 1.63%
Real Estate Portfolio (Class 1)
   2009     104,904             18.82     1,974,109            1.52%      2.21%                27.83%
   2008     133,956             14.72     1,971,981            1.52%      3.00%               -44.74%
   2007     183,435             26.64     4,886,772            1.52%      1.28%               -15.64%
   2006     223,005             31.58     7,042,071            1.52%      1.30%                32.46%
   2005     254,015             23.84     6,055,622            1.52%      1.99%                11.58%
Technology Portfolio (Class 1)
   2009     138,511              2.06       285,225            1.52%      0.00%                48.14%
   2008     194,798              1.39       270,717            1.52%      0.00%               -51.88%
   2007     272,152              2.89       785,794            1.52%      0.00%                20.10%
   2006     280,818              2.40       675,112            1.52%      0.00%                -0.40%
   2005     311,559              2.41       751,974            1.52%      0.00%                -1.71%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                          For the Year Ended December 31
          -----------------------------------------   -----------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment        Total Return
                         Lowest to       Net Assets       Lowest         Income           Lowest to
  Year      Units     Highest ($) (6)        ($)      to Highest (1)    Ratio (2)        Highest (3)
-------   ---------   ---------------    ----------   --------------   ----------   ----------------------
Telecom Utility Portfolio (Class 1)
   2009      79,279            14.50      1,149,385            1.52%      5.55%                      30.07%
   2008      97,398            11.15      1,085,585            1.52%      2.46%                     -38.39%
   2007     118,963            18.09      2,152,052            1.52%      2.85%                      19.09%
   2006     146,551            15.19      2,226,218            1.52%      3.66%                      24.60%
   2005     174,618            12.19      2,128,916            1.52%      4.13%                       4.91%
Total Return Bond Portfolio (Class 1)
   2009     100,191            25.31      2,535,349            1.52%      2.06%                       9.91%
   2008      98,057            23.03      2,257,658            1.52%      3.34%                       3.49%
   2007     122,457            22.25      2,724,530            1.52%      6.26%                       3.96%
   2006     147,377            21.40      3,154,236            1.52%      7.19%                       7.98%
   2005     179,125            19.82      3,550,350            1.52%      7.41%                       5.69%
Aggressive Growth Portfolio (Class 3)
   2009      95,750    6.95 to 10.69(4)   1,033,878   0.85% to 1.77%      0.00%      37.68%     to   38.95%(5)
   2008     106,908    5.00 to  7.77(4)     840,266   0.85% to 1.77%      0.31%     -53.63%     to  -53.20%
   2007     110,612   16.75 to 16.98      1,871,727   1.52% to 1.77%      0.42%      -2.42%     to   -2.17%
   2006      77,923   17.16 to 17.35      1,346,722   1.52% to 1.72%      0.00%      11.08%     to   11.30%(5)
   2005      61,576   15.45 to 15.59        956,442   1.52% to 1.72%      0.00%       6.61%     to    6.83%
Alliance Growth Portfolio (Class 3)
   2009     285,087    7.58 to  9.57(4)   8,095,527   0.85% to 1.90%      0.35%      38.05%     to   39.49%(5)
   2008     339,943    5.44 to 21.04(4)   6,984,689   0.85% to 1.77%      0.00%     -41.93%     to  -41.39%
   2007     364,831    9.27 to 36.22(4)  12,940,033   0.85% to 1.77%      0.00%      12.31%     to   13.35%
   2006     300,705    8.18 to 32.25(4)   9,641,133   0.85% to 1.77%      0.00%      -0.98%(7)  to    3.53%(5)(8)
   2005     168,890   32.74 to 32.96(4)   5,560,552   1.52% to 1.72%      0.20%      14.35%     to   14.58%(5)
American Funds Asset Allocation SAST Portfolio (Class 3)
   2009     201,680    9.18 to  9.25      1,861,924   1.30% to 1.77%      2.25%      20.49%(13) to  21.23%(5)
   2008     138,834    7.57 to  7.61      1,055,958   1.52% to 1.77%      1.26%     -31.07%     to -30.90%
   2007      60,994   10.99 to 11.02        671,855   1.52% to 1.77%      0.06%       4.36%     to   4.61%(5)
   2006         599            10.53          6,306            1.52%      0.00%(8)                   5.34%(8)
   2005          --               --             --              --         --                         --
American Funds Global Growth SAST Portfolio (Class 3)
   2009     637,110   10.20 to 10.33(4)   6,514,268   1.30% to 1.90%      2.29%      35.98%(13) to  39.09%(5)
   2008     549,023    7.33 to  7.34(4)   4,022,172   1.52% to 1.90%      1.38%     -39.78%     to -39.55%
   2007     176,891   12.10 to 12.14      2,144,751   1.52% to 1.77%      0.00%      12.43%     to  12.71%(5)
   2006       2,269   10.76 to 10.77         24,436   1.52% to 1.77%      0.00%(8)    7.64%(8)  to   7.68%(8)
   2005          --               --             --              --         --                         --
American Funds Growth SAST Portfolio (Class 3)
   2009     742,619    8.71 to  8.81(4)   6,542,389   1.30% to 1.90%      1.75%      29.25%(13) to  36.33%(5)
   2008     686,499    6.39 to  6.46      4,423,666   1.52% to 1.90%      0.54%     -45.23%     to -45.03%
   2007     165,497   11.71 to 11.75      1,943,365   1.52% to 1.77%      0.02%       9.97%     to  10.24%(5)
   2006         788            10.66          8,397            1.52%      0.00%(8)                   6.56%(8)
   2005          --               --             --              --         --                         --

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                          For the Year Ended December 31
          -----------------------------------------   ---------------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment        Total Return
                         Lowest to       Net Assets       Lowest         Income           Lowest to
  Year      Units      Highest ($)(6)        ($)       to Highest(1)    Ratio(2)         Highest (3)
-------   ---------   ---------------    ----------   --------------   ----------   ---------------------
American Funds Growth-Income SAST Portfolio (Class 3)
   2009     892,987    8.60 to  8.70(4)   7,615,960   1.30% to 1.90%     2.21%       27.24%(13) to  28.34%(5)
   2008     787,320    6.63 to  6.70(4)   5,213,567   1.52% to 1.90%     0.94%      -39.22%     to -38.99%
   2007     270,753   10.83 to 10.86(4)   2,938,575   1.52% to 1.77%     0.04%        2.80%     to   3.06%(5)
   2006         971   10.53 to 10.54         10,234   1.52% to 1.77%     0.00%(8)     5.31%(8)  to   5.37%(8)
   2005          --               --             --               --       --                          --
Balanced Portfolio (Class 3)
   2009      67,333    9.64 to  9.80(4)     983,825   1.30% to 1.90%     3.63%       21.39%     to  21.78%(13)(5)
   2008      48,569   12.01 to 12.21        592,743   1.52% to 1.77%     3.00%      -27.35%     to -27.17%
   2007      63,949   16.53 to 16.76      1,067,741   1.52% to 1.77%     2.85%        3.30%     to   3.56%
   2006      38,174   16.03 to 16.19        616,993   1.52% to 1.72%     2.48%        8.70%     to   8.92%(5)
   2005      28,188   14.75 to 14.86        418,300   1.52% to 1.72%     2.44%       -0.09%     to   0.11%
Blue Chip Growth Portfolio (Class 3)
   2009     263,250    5.63 to  9.49(4)   1,506,109   0.85% to 1.90%     0.05%       33.93%     to  35.34%(5)
   2008     269,789    4.15 to  4.16(4)   1,135,923   0.85% to 1.77%     0.19%      -40.22%     to -39.67%
   2007     233,074    6.89 to  6.94(4)   1,639,385   0.85% to 1.77%     0.13%       11.79%     to  12.82%
   2006     150,701    6.23 to  6.29        947,008   1.52% to 1.72%     0.01%        4.50%     to   4.71%(5)
   2005     104,205    5.96 to  6.01        625,794   1.52% to 1.72%     0.34%        0.54%     to   0.74%
Capital Growth Portfolio (Class 3)
   2009     391,049    7.21 to  8.98(4)   2,712,195   0.85% to 1.90%     0.00%       40.45%     to  41.93%(5)
   2008     433,824    5.08 to  6.39(4)   2,135,117   0.85% to 1.90%     0.00%      -46.33%     to -45.76%
   2007     220,270    8.95 to  9.36(4)   1,981,845   0.85% to 1.77%     1.33%       11.30%     to  12.32%(5)
   2006      53,332    7.99 to  8.06        429,275   1.52% to 1.72%     0.11%       14.37%     to  14.60%(5)
   2005      30,873    6.99 to  7.03        217,096   1.52% to 1.72%     0.30%        1.58%     to   1.79%
Cash Management Portfolio (Class 3)
   2009     982,999   10.01 to 11.78(4)  12,943,778   0.85% to 1.90%     2.32%       -2.08%     to  -1.04%(5)
   2008     879,922   10.22 to 11.90(4)  11,757,288   0.85% to 1.90%     3.63%       -0.97%     to   0.07%
   2007     664,280   11.89 to 13.39(4)   8,999,290   0.85% to 1.77%     3.82%        2.42%     to   3.37%
   2006     425,399   13.13 to 13.24      5,623,721   1.52% to 1.72%     2.50%        2.59%     to   2.80%(5)
   2005     290,399   12.80 to 12.88      3,736,540   1.52% to 1.72%     0.68%        0.79%     to   0.99%
Corporate Bond Portfolio (Class 3)
   2009   1,033,682   12.24 to 18.17(4)  21,246,873   0.85% to 1.90%     6.17%       28.19%     to  29.54%(5)
   2008   1,026,824    9.55 to 14.03(4)  16,496,646   0.85% to 1.90%     4.62%       -9.74%     to  -8.79%
   2007     800,282   15.38 to 18.09(4)  14,478,797   0.85% to 1.77%     4.17%        3.37%     to   4.32%(5)
   2006     463,834   14.74 to 17.50(4)   8,169,397   0.85% to 1.77%     4.67%        1.20%(8)  to   5.29%(7)
   2005     256,794   16.94 to 17.00      4,361,739   1.52% to 1.72%     4.90%       -0.08%     to   0.12%
Davis Venture Value Portfolio (Class 3)
   2009     739,671    8.91 to 13.17(4)  21,381,236   0.85% to 1.90%     1.31%       30.67%     to  32.05%
   2008     770,465    6.82 to  9.98(4)  17,448,927   0.85% to 1.90%     1.46%      -39.48%     to -38.84%
   2007     690,684   16.31 to 39.45(4)  26,666,455   0.85% to 1.77%     0.70%        3.54%     to   4.50%
   2006     572,565   15.61 to 38.10(4)  21,928,071   0.85% to 1.77%     0.86%        7.31%(8)  to   9 32%(5)(7)
   2005     384,255   33.80 to 34.02     13,056,828   1.52% to 1.72%     0.91%        8.46%     to   8.67%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                          For the Year Ended December 31
          -----------------------------------------   ---------------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment        Total Return
                         Lowest to       Net Assets       Lowest         Income           Lowest to
  Year      Units      Highest ($)(6)        ($)       to Highest(1)    Ratio(2)         Highest (3)
-------   ---------   ---------------    ----------   --------------   ----------   ---------------------
"Dogs" of Wall Street Portfolio (Class 3)
   2009      98,526    8.97 to 12.94      1,034,956   0.85% to 1.90%     4.59%       17.60%     to  18.84%(5)
   2008     100,495    7.63 to 10.89        896,659   0.85% to 1.90%     3.22%      -28.16%     to -27.40%
   2007      95,823   12.28 to 15.00      1,190,708   0.85% to 1.77%     2.56%       -3.90%     to  -3.00%
   2006      68,585   12.80 to 12.92        884,327   1.52% to 1.72%     2.39%       19.28%     to  19.51%(5)
   2005      48,766   10.73 to 10.81        526,764   1.52% to 1.72%     2.81%       -4.63%     to  -4.44%
Emerging Markets Portfolio (Class 3)
   2009     428,555   12.02 to 25.14      8,178,986   0.85% to 1.90%     0.00%       72.90%     to  74.72%(5)
   2008     521,630    6.95 to 14.39      5,754,527   0.85% to 1.90%     1.53%      -57.54%     to -57.09%
   2007     357,660   26.01 to 33.53(4)   9,414,141   0.85% to 1.77%     1.90%       38.57%     to  39.86%
   2006     257,317   18.77 to 23.98      4,870,287   0.85% to 1.77%     0.93%        7.19%(7)  to  16.78%(5)(8)
   2005     134,903   14.62 to 14.74      1,979,457   1.52% to 1.72%     0.16%       34.53%     to  34.80%
Equity Opportunities Portfolio (Class 3)
   2009      89,751    8.37 to 10.54(4)   1,382,672   0.85% to 1.90%     0.96%       29.28%     to  30.65%(5)
   2008     110,609    6.47 to  8.07(4)   1,319,969   0.85% to 1.90%     1.25%      -39.79%     to -39.15%
   2007     118,136   13.26 to 19.98(4)   2,354,023   0.85% to 1.77%     1.58%       -1.90%     to  -0.99%
   2006     111,322   13.39 to 20.41(4)   2,252,952   0.85% to 1.72%     1.46%       11.10%(7)  to  14.42%(5)
   2005      95,469   17.84 to 17.97      1,713,862   1.52% to 1.72%     1.51%        2.63%     to   2.84%
Foreign Value Portfolio (Class 3)
   2009   1,070,788    9.31 to  9.54(4)  16,917,906   0.85% to 1.90%     2.63%       27.49%     to  28.84%(5)
   2008   1,053,691    7.30 to  7.41(4)  13,190,881   0.85% to 1.90%     3.05%      -42.13%     to -41.52%
   2007     873,777   12.66 to 22.06(4)  19,274,063   0.85% to 1.77%     1.76%       12.06%     to  13.10%
   2006     814,527   11.20 to 19.75(4)  16,124,959   0.85% to 1.72%     0.98%       11.98%(7)  to  24.88%(5)
   2005     662,267   15.81 to 15.92     10,525,402   1.52% to 1.72%     0.00%        8.06%     to   8.28%
Fundamental Growth Portfolio (Class 3)
   2009     300,518    6.19 to  8.97(4)   4,300,384   0.85% to 1.90%     0.00%       33.09%     to  34.49%(5)
   2008     307,030    4.60 to  6.74(4)   3,290,405   0.85% to 1.90%     0.00%      -46.01%     to -45.44%
   2007     129,053   20.94 to 21.24(4)   2,713,773   1.52% to 1.77%     0.00%       12.93%     to  13.21%(5)
   2006      10,678   18.56 to 18.76        199,450   1.52% to 1.72%     0.00%        3.72%     to   6.92%(8)
   2005      10,856   17.89 to 18.06        195,345   1.52% to 1.72%     0.39%        4.00%     to   4.21%
Global Bond Portfolio (Class 3)
   2009     276,313   12.00 to 16.39(4)   5,634,101   0.85% to 1.90%     3.37%        5.21%     to   6.32%(5)
   2008     250,824   11.41 to 15.41(4)   4,884,012   0.85% to 1.90%     3.34%        3.42%     to   4.51%
   2007     143,376   14.75 to 19.13(4)   2,710,602   0.85% to 1.77%     0.38%        9.15%     to  10.16%
   2006      65,124   13.39 to 17.59(4)   1,132,188   0.85% to 1.72%    10.68%        1.47%(7)  to   1.84%(5)
   2005      29,033   17.27 to 17.44        505,879   1.52% to 1.72%     3.50%        2.55%     to   2.76%
Global Equities Portfolio (Class 3)
   2009     100,765    8.52 to  8.65(4)   1,772,927   1.30% to 1.90%     2.67%       26.65%     to  31.95%(13)
   2008      99,132    6.72 to 14.49(4)   1,371,857   1.52% to 1.90%     2.08%      -44.54%     to -44.39%
   2007      84,281   12.02 to 25.61(4)   2,163,754   0.85% to 1.77%     1.14%        9.63%     to  10.65%
   2006      57,896   23.52 to 23.71(4)   1,371,519   1.52% to 1.72%     0.80%       21.46%     to  21.70%(5)
   2005      33,331   19.37 to 19.49(4)     649,995   1.52% to 1.72%     0.08%       13.53%     to  13.76%(5)

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                          For the Year Ended December 31
          -----------------------------------------   ---------------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment        Total Return
                         Lowest to       Net Assets       Lowest         Income           Lowest to
  Year      Units      Highest ($)(6)        ($)       to Highest(1)    Ratio(2)         Highest (3)
-------  ---------   ---------------    ----------   --------------   ----------   ---------------------
Growth Opportunities Portfolio (Class 3)
   2009     766,648    5.05 to  9.40(4)   3,835,506   0.85% to 1.90%     0.00%       15.74%     to   16.96%(5)
   2008     610,496    4.32 to  8.12(4)   2,602,783   0.85% to 1.90%     0.00%      -37.24%     to  -36.58%
   2007     337,741    6.61 to  6.69      2,253,282   1.52% to 1.77%     0.00%       19.14%     to   19.43%
   2006     212,701    5.55 to  5.60(4)   1,189,111   1.52% to 1.77%     0.00%        5.45%(8)  to   11.45%(5)
   2005      33,007    4.99 to  5.03        165,901   1.52% to 1.72%     0.00%        5.55%     to    5.76%
Growth-Income Portfolio (Class 3)
   2009      29,881    8.14 to  8.15(4)     652,024   0.85% to 1.90%     1.09%       25.46%     to   26.78%
   2008      32,766    6.42 to  6.50(4)     572,672   0.85% to 1.90%     0.84%      -44.12%     to  -43.53%
   2007      33,320   11.37 to 33.64(4)   1,095,140   0.85% to 1.77%     0.78%        8.90%     to    9.91%
   2006      25,329   10.35 to 30.96(4)     753,327   0.85% to 1.72%     0.53%        3.91%(7)  to    5.33%(5)
   2005      19,199   29.39 to 29.61        568,321   1.52% to 1.72%     0.36%        5.11%     to    5.32%
High-Yield Bond Portfolio (Class 3)
   2009     184,146    9.54 to 14.20(4)   3,358,939   0.85% to 1.90%     8.93%       39.01%     to   40.47%(5)
   2008     162,434    6.86 to 10.11(4)   2,126,355   0.85% to 1.90%    11.75%      -33.75%     to  -32.90%
   2007     131,880   15.06 to 20.45(4)   2,620,994   0.85% to 1.77%     7.83%       -0.64%     to    0.28%
   2006      83,697   15.02 to 20.62(4)   1,708,412   0.85% to 1.72%     8.36%        8.08%(7)  to   12.43%(5)
   2005      61,970   18.34 to 19.49      1,145,172   1.52% to 1.72%    11.33%        6.74%     to    6.96%
International Diversified Equities Portfolio (Class 3)
   2009     961,374    8.56 to  9.27(4)  11,683,893   0.85% to 1.90%     1.09%       26.40%     to   27.73%(5)
   2008   1,062,717    6.70 to  7.33(4)  10,202,829   0.85% to 1.90%     3.35%      -40.75%     to  -40.13%
   2007     955,430   11.19 to 16.10(4)  15,550,936   0.85% to 1.77%     1.99%       13.04%     to   14.09%(5)
   2006     774,274   14.24 to 14.41     11,143,193   1.52% to 1.77%     0.25%        9.45%(8)  to   21.29%
   2005     557,074   11.80 to 11.88      6,612,819   1.52% to 1.72%     1.51%       11.57%     to   11.79%
International Growth and Income Portfolio (Class 3)
   2009   1,004,459    7.72 to 10.86(4)  12,567,396   0.85% to 1.90%     0.00%       25.04%     to   26.36%(5)
   2008     985,627    6.18 to  8.60(4)   9,864,933   0.85% to 1.90%     3.23%      -47.06%     to  -46.50%
   2007     510,221   16.07 to 19.43(4)   9,892,263   0.85% to 1.77%     1.67%        5.03%     to    6.00%(5)
   2006     227,007   15.16 to 18.50(4)   4,207,621   0.85% to 1.77%     1.33%        9.17%(7)  to    9.95%(5)(8)
   2005      85,088   14.87 to 14.94      1,270,549   1.52% to 1.72%     0.70%       12.06%     to   12.29%
Marsico Focused Growth Portfolio (Class 3)
   2009     209,617    8.83 to  9.17(4)   2,091,297   0.85% to 1.90%     0.51%       27.93%     to   29.28%(5)
   2008     192,620    6.83 to  7.17(4)   1,500,606   0.85% to 1.90%     0.24%      -42.08%     to  -41.47%
   2007     152,550   11.67 to 13.28(4)   2,046,151   0.85% to 1.77%     0.00%       11.38%     to   12.41%
   2006     108,098   10.38 to 12.06      1,302,180   0.85% to 1.52%     0.00%        3.80%(7)  to    8.51%(8)
   2005      70,568            11.30        797,304            1.52%     0.00%                        8.77%
MFS Massachusetts Investors Trust Portfolio (Class 3)
   2009     287,485    9.55 to 10.06(4)   5,372,230   0.85% to 1.90%     1.17%       24.04%     to   25.35%(5)
   2008     229,069    7.70 to  8.03(4)   3,526,622   0.85% to 1.90%     0.96%      -33.88%     to  -33.18%
   2007     112,084   12.01 to 24.90(4)   2,816,753   0.85% to 1.77%     0.95%        8.36%     to    9.36%
   2006     120,382   23.04 to 23.24      2,793,929   1.52% to 1.72%     0.50%       10.97%     to   11.20%(5)
   2005     104,310   20.77 to 20.90      2,177,911   1.52% to 1.72%     0.65%        5.62%     to    5.84%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                          For the Year Ended December 31
          -----------------------------------------   ---------------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment        Total Return
                         Lowest to       Net Assets       Lowest         Income           Lowest to
  Year      Units      Highest ($)(6)        ($)       to Highest(1)    Ratio(2)          Highest(3)
-------   ---------   ---------------    ----------   --------------   ----------   ---------------------
MFS Total Return Portfolio (Class 3)
   2009     387,504    9.63 to 14.88(4)   8,812,134   0.85% to 1.90%     3.61%       15.96%     to  17.18%(5)
   2008     403,274    8.31 to 12.70(4)   7,919,481   0.85% to 1.90%     3.20%      -23.68%     to -22.88%
   2007     354,932   16.46 to 28.03(4)   9,485,470   0.85% to 1.77%     2.51%        2.15%     to   3.09%
   2006     259,391   15.97 to 27.51(4)   7,118,917   0.85% to 1.72%     2.34%        7.58%(7)  to   9.81%(5)
   2005     184,819   25.06 to 25.24      4,658,623   1.52% to 1.72%     2.17%        1.04%     to   1.24%
Mid-Cap Growth Portfolio (Class 3)
   2009     443,352    8.10 to  9.72(4)   4,235,266   0.85% to 1.90%     0.00%       39.40%     to  40.87%(5)
   2008     486,422    5.75 to  6.97(4)   3,322,545   0.85% to 1.90%     0.00%      -44.57%     to -43.98%
   2007     451,523   10.26 to 12.18(4)   5,538,114   0.85% to 1.77%     0.04%       14.60%     to  15.66%(5)
   2006     389,077    8.87 to 10.66(4)   4,158,703   0.85% to 1.72%     0.00%       -3.52%(7)  to   0.57%(5)
   2005     296,165   10.60 to 10.67(4)   3,154,555   1.52% to 1.72%     0.00%        1.17%     to   1.38%
Real Estate Portfolio (Class 3)
   2009     489,433    6.51 to 23.08      8,413,904   0.85% to 1.90%     1.87%       27.03%     to  28.37%(5)
   2008     451,145    5.13 to 17.98      6,211,664   0.85% to 1.90%     3.46%      -45.09%     to -44.51%
   2007     257,567   25.91 to 32.41(4)   6,732,627   0.85% to 1.77%     1.35%      -16.06%     to -15.28%(5)
   2006     149,616   30.86 to 38.25      4,656,301   0.85% to 1.77%     1.29%        9.33%(8)  to  21.10%(5)(7)
   2005      70,662   23.45 to 23.62      1,665,654   1.52% to 1.72%     2.03%       11.09%     to  11.31%
Small & Mid Cap Value Portfolio (Class 3)
   2009   1,035,009    9.49 to  9.75(4)  16,126,683   0.85% to 1.90%     0.60%       39.46%     to  40.93%(5)
   2008   1,039,983    6.73 to  6.99(4)  11,661,879   0.85% to 1.90%     0.24%      -36.38%     to -35.71%
   2007     676,262   10.47 to 18.10(4)  12,246,053   0.85% to 1.77%     0.47%       -0.23%     to   0.69%(5)
   2006     461,228   10.40 to 18.14(4)   8,418,212   0.85% to 1.77%     0.08%        4.03%(7)  to   7.23%(5)(8)
   2005     309,076   16.32 to 16.43      5,066,516   1.52% to 1.72%     0.00%        3.99%     to   4.20%
Small Company Value Portfolio (Class 3)
   2009     653,304    8.03 to  8.44(4)   5,137,580   0.85% to 1.90%     0.57%       29.17%     to  30.53%(5)
   2008     625,812    6.15 to  6.53(4)   3,792,982   0.85% to 1.90%     0.24%      -35.15%     to -34.46%
   2007     329,965    9.24 to  9.39(4)   3,061,885   0.85% to 1.77%     0.00%       -8.48%     to  -7.63%(5)
   2006      83,068   10.09 to 10.16        840,233   0.85% to 1.77%     0.00%(7)     1.64%(7)  to   8.03%(5)(8)
   2005          --               --             --              --        --                          --
Technology Portfolio (Class 3)
   2009     673,066    2.03 to  8.98(4)   1,354,489   0.85% to 1.90%     0.00%       47.21%     to  48.76%(5)
   2008     651,042    1.36 to  6.10(4)     886,741   1.52% to 1.90%     0.00%      -52.22%     to -52.00%(5)
   2007     448,012    2.81 to  2.84(4)   1,270,937   1.52% to 1.77%     0.00%       19.50%     to  19.80%(5)
   2006     291,032    2.35 to  2.37(4)     689,041   1.52% to 1.72%     0.00%       -0.85%     to   3.11%(5)
   2005     170,624    2.37 to  2.39(4)     407,471   1.52% to 1.70%     0.00%       -2.16%     to  -1.97%(5)
Telecom Utility Portfolio (Class 3)
   2009      40,649   10.47 to 10.65(4)     572,716   1.30% to 1.90%     5.14%       29.26%     to  33.81%(13)
   2008      43,804   10.90 to 10.97        480,483   1.52% to 1.77%     2.60%      -38.69%     to -38.54%
   2007      23,105   17.79 to 17.85        412,381   1.52% to 1.77%     3.43%       18.54%     to  18.83%
   2006      11,768            15.02        176,763            1.52%     3.85%        9.76%(8)  to  24.28%
   2005       6,378            12.09         77,085            1.52%     4.21%                       4.66%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                          For the Year Ended December 31
          -----------------------------------------   ---------------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment        Total Return
                         Lowest to       Net Assets       Lowest         Income           Lowest to
  Year      Units      Highest ($)(6)        ($)       to Highest(1)    Ratio(2)          Highest(3)
-------   ---------   ---------------    ----------   --------------   ----------   ---------------------
Total Return Bond Portfolio (Class 3)
   2009     528,169   12.12 to 17.66(4)  11,673,085   0.85% to 1.90%     2.03%        9.22%     to  10.37%(5)
   2008     277,340   11.10 to 16.00(4)   5,896,578   0.85% to 1.90%     5.77%        2.84%     to   3.92%
   2007      35,044   15.40 to 21.81(4)     755,443   0.85% to 1.77%     6.93%        3.38%     to   4.40%
   2006      27,903   14.75 to 21.17        584,827   0.85% to 1.52%     8.60%        6.18%(7)  to   7.72%(5)
   2005      17,131            19.66        336,776            1.52%     8.13%                       5.43%
Capital Growth Portfolio (Class II)
   2009      67,920    8.99 to  9.61(4)     629,870   0.85% to 1.77%     0.00%       62.74%     to  64.24%
   2008      62,558    5.52 to  5.85        354,726   0.85% to 1.77%     0.19%      -50.01%     to -49.55%
   2007      60,494   11.05 to 11.60        684,414   0.85% to 1.77%     0.00%       14.60%     to  15.66%
   2006      57,937    9.79 to 10.03(4)     571,367   0.85% to 1.72%     0.00%       -3.61%(7)  to   0.87%(5)
   2005      34,442    9.70 to  9.76        336,082   1.52% to 1.72%     0.01%        5.80%     to   6.01%
Comstock Portfolio (Class II)
   2009     700,802    8.26 to 11.48      7,602,226   0.85% to 1.90%     4.31%       25.99%     to  27.32%(5)
   2008     625,183    6.56 to  9.02      5,399,811   0.85% to 1.90%     1.95%      -37.01%     to -36.35%
   2007     413,084   13.43 to 14.16      5,687,439   0.85% to 1.77%     1.43%       -4.04%     to  -3.15%
   2006     318,475   14.15 to 14.62(4)   4,538,092   0.85% to 1.72%     1.14%       10.07%(7)  to  14.07%(5)
   2005     239,201   12.41 to 12.46      2,978,425   1.52% to 1.72%     0.70%        2.34%     to   2.54%
Growth and Income Portfolio (Class II)
   2009   1,498,350    8.86 to 13.44     18,697,780   0.85% to 1.90%     3.61%       21.77%     to  23.06%(5)
   2008   1,453,484    7.28 to 10.93     14,909,895   0.85% to 1.90%     1.62%      -33.49%     to -32.78%
   2007   1,091,833   15.35 to 16.25(4)  16,921,569   0.85% to 1.77%     1.24%        0.73%     to   1.66%(5)
   2006     816,855   15.24 to 15.99(4)  12,527,095   0.85% to 1.77%     0.85%        5.98%(8)  to   9.51%(5)(7)
   2005     587,154   13.34 to 13.43      7,878,228   1.52% to 1.72%     0.71%        7.85%     to   8.07%
Diversified International Account (Class 2)
   2009      81,570    5.70 to  5.78        470,303   1.55% to 1.70%     3.93%       24.70%     to  24.89%
   2008      86,227    4.57 to  4.63        398,229   1.55% to 1.70%     1.47%      -47.28%     to -47.20%
   2007     101,696    8.66 to  8.77        889,460   1.55% to 1.70%     1.94%       13.95%     to  14.12%
   2006      69,779    7.60 to  7.68        534,057   1.55% to 1.70%     1.30%       18.24%     to  18.42%
   2005       5,529    6.43 to  6.49         35,863   1.55% to 1.70%     1.48%       15.61%     to  15.79%
Equity Income Account (Class 2)
   2009     128,587    8.03 to  8.13      1,041,372   1.55% to 1.70%     4.92%       17.74%     to  17.92%
   2008     182,583    6.82 to  6.90      1,255,089   1.55% to 1.70%     2.34%      -35.23%     to -35.13%
   2007     252,964   10.53 to 10.63      2,681,738   1.55% to 1.70%     0.72%        3.23%     to   3.39%
   2006     237,372   10.20 to 10.29      2,435,451   1.55% to 1.70%     1.27%       15.87%     to  16.04%
   2005      97,115    8.81 to  8.86        859,272   1.55% to 1.70%     1.35%        8.13%     to   8.29%
Income Account (Class 2)
   2009      37,750    8.13 to  8.22        308,706   1.55% to 1.70%     9.63%       16.18%     to  16.35%
   2008      46,657    7.00 to  7.07        328,247   1.55% to 1.70%     8.74%       -5.37%     to  -5.23%
   2007      81,716    7.39 to  7.46        607,656   1.55% to 1.70%     6.51%        3.98%     to   4.14%
   2006      86,140    7.11 to  7.16        614,681   1.55% to 1.70%     4.27%        2.82%     to   2.98%
   2005      53,200    6.91 to  6.95        369,062   1.55% to 1.70%     4.79%        0.34%     to   0.49%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                          For the Year Ended December 31
          -----------------------------------------   ---------------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment        Total Return
                         Lowest to       Net Assets       Lowest         Income           Lowest to
  Year      Units      Highest ($)(6)        ($)       to Highest(1)    Ratio(2)          Highest(3)
-------   ---------   ---------------    ----------   --------------   ----------   ---------------------
LargeCap Blend Account II (Class 2)
   2009      16,785    5.64 to  5.70         95,490   1.55% to 1.70%     1.29%       27.11%     to  27.30%
   2008      17,631    4.44 to  4.48         78,807   1.55% to 1.70%     1.22%      -37.57%     to -37.48%
   2007      24,305    7.11 to  7.16        173,866   1.55% to 1.70%     1.39%        3.15%     to   3.31%
   2006      24,521    6.89 to  6.93        169,811   1.55% to 1.70%     1.14%        9.78%     to   9.94%
   2005       8,582    6.28 to  6.30         54,105   1.55% to 1.70%     0.93%        1.23%     to   1.38%
LargeCap Growth Account (Class 2)
   2009       8,239    5.93 to  6.00         49,180   1.55% to 1.70%     0.35%       24.67%     to  24.85%
   2008       8,350    4.76 to  4.81         39,948   1.55% to 1.70%     0.25%      -44.26%     to -44.17%
   2007      15,727    8.53 to  8.61        135,137   1.55% to 1.70%     0.00%       20.98%     to  21.16%
   2006      12,939    7.05 to  7.11         91,760   1.55% to 1.70%     0.00%        2.86%     to   3.02%
   2005      13,285    6.86 to  6.90         91,302   1.55% to 1.70%     0.25%        5.36%     to   5.53%
MidCap Blend Account (Class 2)
   2009     203,119    8.29 to  8.36      1,687,684   1.55% to 1.70%     1.57%       26.18%     to  26.37%
   2008     237,021    6.57 to  6.62      1,559,723   1.55% to 1.70%     1.42%      -30.92%     to -30.82%
   2007     259,847    9.51 to  9.56      2,474,987   1.55% to 1.70%     0.69%       -9.65%     to  -9.51%
   2006     198,267   10.52 to 10.57      2,090,330   1.55% to 1.70%     1.45%       14.60%     to  14.77%
   2005      61,092    9.18 to  9.21        562,097   1.55% to 1.70%     0.25%       11.21%     to  11.38%
Money Market Account (Class 2)
   2009      30,188    5.90 to  5.98        178,972   1.55% to 1.70%     0.33%       -1.50%     to  -1.36%
   2008     119,261    5.99 to  6.06        720,242   1.55% to 1.70%     2.05%        0.60%     to   0.75%
   2007      32,902    5.95 to  6.01        196,453   1.55% to 1.70%     4.58%        2.91%     to   3.07%
   2006       4,510    5.79 to  5.84         26,100   1.55% to 1.70%     4.00%        2.35%     to   2.51%
   2005       9,742    5.65 to  5.69         55,269   1.55% to 1.70%     2.26%        0.62%     to   0.77%
Mortgage Securities Account (Class 2)
   2009         245    7.29 to  7.37          1,785   1.55% to 1.70%     7.56%        4.42%     to   4.58%
   2008         555    6.98 to  7.05          3,903   1.55% to 1.70%     7.56%        2.65%     to   2.81%
   2007       1,013    6.80 to  6.86          6,937   1.55% to 1.70%     5.28%        4.42%     to   4.57%
   2006       1,096    6.52 to  6.56          7,180   1.55% to 1.70%     1.50%        2.47%     to   2.62%
   2005       5,928    6.36 to  6.39         37,739   1.55% to 1.70%     4.10%        0.30%     to   0.45%
Principal Capital Appreciation Account (Class 2)
   2009      38,916   10.82 to 10.95        423,978   1.55% to 1.70%     0.96%       27.36%     to  27.55%
   2008      53,444    8.50 to  8.59        456,753   1.55% to 1.70%     0.84%      -34.68%     to -34.58%
   2007      76,526   13.01 to 13.13      1,000,412   1.55% to 1.70%     0.47%        6.63%     to   6.79%
   2006      76,311   12.20 to 12.29        934,338   1.55% to 1.70%     0.23%        9.87%     to  10.03%
   2005      22,993   11.10 to 11.17        256,336   1.55% to 1.70%     0.40%        6.47%     to   6.63%
Real Estate Securities Account (Class 2)
   2009       1,620   14.08 to 14.37         23,057   1.55% to 1.70%     3.43%       26.52%     to  26.72%
   2008       1,822   11.13 to 11.34         20,469   1.55% to 1.70%     2.25%      -34.14%     to -34.04%
   2007       3,152   16.90 to 17.19         53,689   1.55% to 1.70%     3.97%      -19.30%     to -19.18%
   2006      19,651   20.94 to 21.27        416,984   1.55% to 1.70%     2.38%       30.66%     to  30.86%
   2005      18,530   16.03 to 16.26        300,851   1.55% to 1.70%     1.97%        7.27%     to   7.43%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                          For the Year Ended December 31
          -----------------------------------------   ---------------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment        Total Return
                         Lowest to       Net Assets       Lowest         Income           Lowest to
  Year      Units      Highest ($)(6)        ($)       to Highest(1)    Ratio(2)         Highest (3)
-------   ---------   ---------------    ----------   --------------   ----------   ---------------------
SAM Balanced Portfolio (Class 2)
   2009   1,099,459    9.21 to  9.41     10,236,599   1.52% to 1.77%     3.69%       21.46%     to  21.76%
   2008   1,283,256    7.58 to  7.73      9,843,630   1.52% to 1.77%     4.03%      -27.71%     to -27.53%
   2007   1,428,804   10.49 to 10.67     15,150,651   1.52% to 1.77%     2.32%        5.93%(10) to   6.18%(5)(10)
   2006   1,264,527    9.91 to  9.98     12,593,462   1.55% to 1.70%     1.94%        8.51%     to   8.68%
   2005   1,050,099    9.13 to  9.18      9,626,781   1.55% to 1.70%     1.65%        3.94%     to   4.10%
SAM Conservative Balanced Portfolio (Class 2)
   2009      36,525    7.14 to  9.89(4)     267,611   1.55% to 1.77%     3.89%       18.60%     to  18.86%
   2008     107,666    6.00 to  8.34(4)     649,805   1.55% to 1.77%     3.98%      -20.83%     to -20.65%
   2007     197,468    7.57 to 10.54(4)   1,498,961   1.55% to 1.77%     3.19%        5.38%(10) to   5.69%
   2006     187,469    7.12 to  7.16      1,338,688   1.55% to 1.70%     2.62%        6.67%     to   6.83%
   2005     199,708    6.67 to  6.70      1,336,226   1.55% to 1.70%     2.05%        2.61%     to   2.76%
SAM Conservative Growth Portfolio (Class 2)
   2009     164,436    9.13 to  9.23      1,509,098   1.55% to 1.70%     4.75%       23.24%     to  23.43%
   2008     211,521    7.41 to  7.48      1,573,396   1.55% to 1.70%     3.81%      -34.42%     to -34.32%
   2007     282,321   11.30 to 11.38      3,201,477   1.55% to 1.70%     1.46%        7.20%     to   7.36%
   2006     266,719   10.54 to 10.60      2,821,107   1.55% to 1.70%     1.43%       10.06%     to  10.22%
   2005     216,996    9.57 to  9.62      2,083,716   1.55% to 1.70%     1.10%        4.91%     to   5.07%
SAM Flexible Income Portfolio (Class 2)
   2009     113,930    8.44 to 10.35(4)     991,084   1.55% to 1.77%     4.48%       17.54%     to  17.80%
   2008     175,382    7.17 to  8.81(4)   1,280,792   1.55% to 1.77%     6.85%      -16.41%     to -15.35%
   2007     265,234    8.39 to  8.46      2,242,137   1.55% to 1.70%     4.46%        4.07%     to   4.23%
   2006     322,522    8.06 to  8.12      2,617,099   1.55% to 1.70%     3.78%        4.82%     to   4.97%
   2005     290,648    7.69 to  7.74      2,246,873   1.55% to 1.70%     2.80%        1.36%     to   1.51%
SAM Strategic Growth Portfolio (Class 2)
   2009      28,872    9.54 to  9.66        278,293   1.55% to 1.70%     3.48%       24.90%     to  25.09%
   2008      29,030    7.64 to  7.72        223,739   1.55% to 1.70%     3.64%      -38.61%     to -38.52%
   2007      42,686   12.45 to 12.56        535,497   1.55% to 1.70%     0.93%        7.50%     to   7.67%
   2006      36,290   11.58 to 11.66        422,702   1.55% to 1.70%     0.76%       10.87%     to  11.03%
   2005      33,246   10.44 to 10.50        348,477   1.55% to 1.70%     0.51%        5.66%     to   5.82%
Short-Term Income Account (Class 2)
   2009      19,963    7.04 to  7.11        142,002   1.55% to 1.70%     5.16%        7.96%     to   8.12%
   2008       6,234    6.52 to  6.58         41,025   1.55% to 1.70%     1.47%       -2.89%     to  -2.75%
   2007       4,211    6.71 to  6.76         28,500   1.55% to 1.70%     4.85%        2.48%     to   2.64%
   2006       9,201    6.55 to  6.59         60,649   1.55% to 1.70%     4.09%        2.48%     to   2.64%
   2005      11,299    6.39 to  6.42         72,564   1.55% to 1.70%     4.40%        0.05%     to   0.20%
SmallCap Growth Account II (Class 2)
   2009       2,718    5.13 to  5.19         14,113   1.55% to 1.70%     0.00%       29.07%     to  29.26%
   2008       5,213    3.97 to  4.02         20,944   1.55% to 1.70%     0.00%      -42.25%     to -42.16%
   2007      21,484    6.88 to  6.95        148,801   1.55% to 1.70%     0.00%        2.88%     to   3.04%
   2006      21,949    6.69 to  6.74        147,613   1.55% to 1.70%     0.00%        4.78%     to   4.94%
   2005      11,407    6.38 to  6.42         73,279   1.55% to 1.70%     0.00%       -3.70%     to  -3.55%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                          For the Year Ended December 31
          -----------------------------------------   ---------------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment        Total Return
                         Lowest to       Net Assets       Lowest         Income           Lowest to
  Year      Units      Highest ($)(6)        ($)       to Highest(1)    Ratio(2)         Highest (3)
-------   ---------   ---------------    ----------   --------------   ----------   ---------------------
Columbia High Yield Fund, Variable Series (Class A)
   2009      17,574   16.47 to 16.82        293,312   1.52% to 1.77%     9.88%       41.63%     to  41.98%
   2008      14,606   11.66 to 11.85        171,563   1.52% to 1.72%    10.36%      -26.06%     to -25.91%
   2007      14,454   15.77 to 15.99        229,122   1.52% to 1.72%     4.80%        0.11%     to   0.31%
   2006      11,356   15.75 to 15.95        179,520   1.52% to 1.72%     2.78%        4.71%(8)  to   9.35%(5)
   2005       6,412   14.40 to 14.50         92,586   1.52% to 1.72%     0.17%        0.41%     to   0.61%
Columbia Marsico Focused Equities Fund, Variable Series (Class A)
   2009      58,840    9.56 to  9.81        573,393   1.52% to 1.77%     0.66%       26.42%     to  26.73%
   2008      61,746    7.56 to  7.74        475,471   1.52% to 1.77%     0.10%      -42.33%     to -42.19%
   2007      54,249   13.11 to 13.39        723,363   1.52% to 1.77%     0.12%       11.58%     to  11.86%
   2006      37,098   11.87 to 11.97        442,153   1.52% to 1.72%     0.00%        6.42%     to   6.64%(5)(8)
   2005      11,382   11.16 to 11.22        127,409   1.52% to 1.72%     0.00%        8.43%     to   8.65%
Asset Allocation Fund (Class 2)
   2009     137,713            15.03      2,069,569            0.85%     2.36%                      22.94%
   2008     135,339            12.22      1,654,437            0.85%     2.86%                     -30.11%
   2007      91,779            17.49      1,605,242            0.85%     3.25%                       5.65%
   2006      11,970            16.55        198,164            0.85%     3.57%(7)                    5.37%(7)
   2005          --               --             --              --        --                          --
Global Growth Fund (Class 2)
   2009     519,722   20.61 to 21.95     10,945,587   0.85% to 1.72%     1.37%       39.88%     to  41.10%
   2008     625,386   14.73 to 15.55      9,375,646   0.85% to 1.72%     1.77%      -39.44%     to -38.91%
   2007     651,852   24.33 to 25.46     16,060,278   0.85% to 1.72%     2.76%       12.89%     to  13.88%
   2006     514,583   21.55 to 22.36     11,166,439   0.85% to 1.72%     0.80%        8.37%(7)  to  18.38%(5)
   2005     304,618   18.21 to 18.32      5,572,840   1.52% to 1.72%     0.60%       12.13%     to  12.36%
Growth Fund (Class 2)
   2009     628,545   16.68 to 17.77     10,694,952   0.85% to 1.72%     0.65%       37.04%     to  38.23%
   2008     736,241   12.18 to 12.85      9,108,184   0.85% to 1.72%     0.82%      -44.93%     to -44.45%
   2007     706,773   22.11 to 23.14     15,810,039   0.85% to 1.72%     0.79%       10.43%     to  11.40%
   2006     604,883   20.02 to 20.77     12,196,400   0.85% to 1.72%     0.98%        3.47%(7)  to   8.34%(5)
   2005     349,988   18.48 to 18.60      6,503,605   1.52% to 1.72%     0.80%       14.21%     to  14.44%
Growth-Income Fund (Class 2)
   2009     854,158   14.72 to 15.68     12,870,904   0.85% to 1.72%     1.58%       29.01%     to  30.13%
   2008     979,919   11.41 to 12.05     11,399,496   0.85% to 1.72%     1.71%      -38.91%     to -38.38%
   2007     990,371   18.68 to 19.56     18,755,270   0.85% to 1.72%     1.57%        3.25%     to   4.16%
   2006     829,697   18.09 to 18.78     15,129,375   0.85% to 1.72%     1.81%        8.70%(7)  to  13.24%(5)
   2005     551,512   15.98 to 16.09      8,865,765   1.52% to 1.72%     1.49%        4.03%     to   4.24%
Growth and Income Portfolio (Class VC)
   2009     984,662    7.80 to 10.82      9,972,867   0.85% to 1.90%     1.05%       16.66%     to  17.89%(5)
   2008     912,391    6.69 to  9.17      7,912,037   0.85% to 1.90%     1.78%      -37.62%     to -36.96%
   2007     611,579   13.81 to 14.55      8,560,516   0.85% to 1.77%     1.58%        1.62%     to   2.56%(5)
   2006     338,203   13.59 to 14.19      4,648,757   0.85% to 1.72%     1.46%        7.75%(7)  to  15.27%(5)
   2005     234,490   11.79 to 11.91      2,790,474   1.52% to 1.72%     1.18%        1.49%     to   1.69%

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                        At December 31                          For the Year Ended December 31
          -----------------------------------------   ---------------------------------------------------
                      Unit Fair Value                  Expense Ratio   Investment        Total Return
                         Lowest to       Net Assets       Lowest         Income           Lowest to
  Year      Units      Highest ($)(6)        ($)       to Highest(1)    Ratio(2)         Highest (3)
-------   ---------   ---------------    ----------   --------------   ----------   ---------------------
Mid Cap Value Portfolio (Class VC)
   2009      16,254            11.71        190,371            0.85%     0.52%                      25.54%
   2008      14,663             9.33        136,788            0.85%     1.27%                     -39.87%
   2007      15,888            15.51        246,502            0.85%     0.75%                      -0.27%
   2006         244            15.56          3,803            0.85%     0.00%(9)                   11.75%(9)
   2005          --               --             --               --        --                         --
MTB Managed Allocation Fund - Moderate Growth II
   2009      15,143             8.97        135,865            1.52%     0.01%                      23.73%
   2008      17,532             7.25        127,133            1.52%     1.71%                     -30.15%
   2007       9,653            10.38        100,206            1.52%     3.42%                       3.81%(11)
   2006          --               --             --               --        --                         --
   2005          --               --             --               --        --                         --
Franklin Income Securities Fund (Class 2)
   2009     196,116    9.31 to  9.51      1,843,992   0.85% to 1.90%     7.29%       33.05%     to  34.45%(5)
   2008     118,076    6.99 to  7.08        831,032   0.85% to 1.90%     3.27%      -30.06%(12) to -29.23%(12)
   2007          --               --             --               --        --                         --
   2006          --               --             --               --        --                         --
   2005          --               --             --               --        --                         --
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)
   2009     278,168    8.42 to  8.60      2,360,067   0.85% to 1.90%     2.86%       27.80%     to  29.15%
   2008     233,058    6.59 to  6.66      1,542,126   0.85% to 1.90%     4.75%      -34.10%(12) to -33.42%(12)
   2007          --               --             --               --        --                         --
   2006          --               --             --               --        --                         --
   2005          --               --             --               --        --                         --

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolio have been excluded. For additional information on charges and deductions see footnote 4.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year.

(4) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(5) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

(6) The unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions.

(7)  For the period from May 1, 2006 (inception) to December 31, 2006.

(8)  For the period from September 29, 2006 (inception) to December 31, 2006.

(9)  For the period from August 28, 2006 (inception) to December 31, 2006.

(10) For the period from January 29, 2007 (inception) to December 31, 2007.

(11) For the period from February 5, 2007 (inception) to December 31, 2007.

(12) For the period from February 4, 2008 (inception) to December 31, 2008.

(13) For the period from April 30, 2009 (inception) to December 31, 2009.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        INDEX TO THE FINANCIAL STATEMENTS

                                                                          Page
                                                                       Number(s)
                                                                       ---------
Report of Independent Registered Public Accounting Firm                    --

Balance Sheets - December 31, 2009 and 2008                                 1

Statements of Income (Loss) -
   Years Ended December 31, 2009, 2008, and 2007                            2

Statements of Comprehensive Income (Loss) -
   Years Ended December 31, 2009, 2008 and 2007                             3

Statements of Shareholder's Equity -
   Years Ended December 31, 2009, 2008 and 2007                             4

Statements of Cash Flows -
   Years Ended December 31, 2009, 2008, and 2007                         5 to 6

Notes to Financial Statements                                            7 to 49

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income (loss), comprehensive income (loss), shareholder's equity and cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009. Also, as of January 1, 2008, the Company adopted a new framework for measuring fair value.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 27, 2010

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                 BALANCE SHEETS

                                                                                      December 31,
                                                                                    ----------------
                                                                                     2009      2008
                                                                                    ------   -------
                                                                                      (In millions)
   ASSETS
   Investments:
      Fixed maturity securities, available for sale, at fair value
         (amortized cost:  2009 - $6,214; 2008 - $4,525)                            $6,061   $ 4,243
      Fixed maturity securities, trading, at fair value                                 24        25
      Mortgage and other loans receivable,
         (net of allowance: 2009 - $8; 2008 - $0)                                      476       502
      Policy loans                                                                      20        22
      Derivative assets, at fair value                                                   7        13
      Short-term investments
         (portion measured at fair value: 2009 - $1,292; 2008 - $1,033)              1,430     1,208
                                                                                    ------   -------
   Total investments                                                                 8,018     6,013
   Cash                                                                                 12        37
   Accrued investment income                                                            58        47
   Income taxes receivable from Parent                                                  42         9
   Deferred policy acquisition costs                                                   404       388
   Deferred sales inducements                                                          120       111
   Deferred tax asset                                                                   --        73
   Amounts due from related parties                                                     --         4
   Receivable from brokers                                                               2         3
   Other assets                                                                          1         2
   Separate account assets, at fair value                                              632       534
                                                                                    ------   -------
   TOTAL ASSETS                                                                     $9,289   $ 7,221
                                                                                    ======   =======
   LIABILITIES AND SHAREHOLDER'S EQUITY
   Liabilities:
   Policyholder contract deposits                                                   $7,597   $ 6,371
   Future policy benefits                                                                7         6
   Deferred income taxes payable                                                        41        --
   Amounts due to related parties                                                        2        --
   Payable to brokers                                                                   --         2
   Other liabilities                                                                    71        79
   Separate account liabilities                                                        632       534
                                                                                    ------   -------
   TOTAL LIABILITIES                                                                 8,350     6,992
                                                                                    ------   -------
   SHAREHOLDER'S EQUITY:
   Common stock, $10,000 par value, 300 shares authorized, issued and outstanding        3         3
   Additional paid-in capital                                                        1,886     1,605
   Accumulated deficit                                                                (903)   (1,210)
   Accumulated other comprehensive loss                                                (47)     (169)
                                                                                    ------   -------
TOTAL SHAREHOLDER'S EQUITY                                                             939       229
                                                                                    ------   -------
   TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                       $9,289   $ 7,221
                                                                                    ======   =======

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                           STATEMENTS OF INCOME (LOSS)

                                                                          Years ended December 31,
                                                                          ------------------------
                                                                           2009      2008     2007
                                                                          ------   -------   -----
                                                                               (In millions)
REVENUES:
Fee income:
   Variable annuity policy fees                                            $  15   $    16   $ 16
   Universal life insurance policy fees, net of reinsurance                    4         5      5
   Surrender charges                                                           7         9      8
                                                                           -----   -------   ----
Total fee income                                                              26        30     29
Net investment income                                                        353       326    301
Net realized investment losses:
   Total other-than-temporary impairment losses on available for sale
      securities                                                            (181)   (1,292)   (73)
   Portion of impairment losses on fixed maturities, available for sale
      recognized in other comprehensive income (loss)                         18        --     --
                                                                           -----   -------   ----
   Net other-than-temporary impairments on available for sale fixed
      maturity securities recognized in net income (loss)                   (163)   (1,292)   (73)
   Other realized investment gains (losses)                                   39      (270)   (18)
                                                                           -----   -------   ----
Total net realized investment loss                                          (124)   (1,562)   (91)
                                                                           -----   -------   ----
TOTAL REVENUES                                                               255    (1,206)   239
                                                                           -----   -------   ----
BENEFITS AND EXPENSES:
Interest credited to policyholder contract deposits                          255       207    172
Amortization of bonus interest                                                (1)      (14)     8
Policyholder benefits                                                          4         9      2
Amortization of deferred acquisition costs  and sales inducements             37       (31)    27
General and administrative expenses, net of deferrals                         14        12     13
Commissions, net of deferrals                                                  3         2      2
                                                                           -----   -------   ----
TOTAL BENEFITS AND EXPENSES                                                  312       185    224
                                                                           -----   -------   ----
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                            (57)   (1,391)    15
INCOME TAX EXPENSE (BENEFIT)                                                 (28)       14      5
                                                                           -----   -------   ----
NET INCOME (LOSS)                                                          $ (29)  $(1,405)  $ 10
                                                                           =====   =======   ====

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                         Years ended December 31,
                                                                         ------------------------
                                                                          2009      2008     2007
                                                                         ------   -------   -----
                                                                               (In millions)
NET INCOME (LOSS)                                                         $ (29)  $(1,405)  $  10
                                                                          -----   -------   -----
OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized gains (losses) of fixed maturity investment on which
      other-than-temporary credit impairments were taken                    770     1,248     (55)
   Deferred income tax benefit (expense) on above changes                  (238)       50      55
   Net unrealized gains (losses) on all other invested assets arising
      during the period                                                      --       137    (137)
   Deferred income tax benefit (expense) on above changes                    --       (54)     54
   Reclassification adjustment for net realized losses included in net
      income (loss)                                                        (172)   (1,371)    (82)
   Adjustment to deferred policy acquisition costs and deferred sales
      inducements                                                           (48)      (54)     42
   Deferred income tax benefit (expense) on above changes                    19        21     (17)
                                                                          -----   -------   -----
OTHER COMPREHENSIVE INCOME (LOSS)                                           331       (23)   (140)
                                                                          -----   -------   -----
COMPREHENSIVE INCOME (LOSS)                                               $ 302   $(1,428)  $(130)
                                                                          =====   =======   =====

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                            Years ended December 31,
                                                           -------------------------
                                                             2009      2008     2007
                                                           -------   -------   -----
                                                                 (In millions)
COMMON STOCK:
   Balance at beginning and end of year                    $     3   $     3   $   3
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                              1,605       393     390
      Capital contribution from Parent (see Note 11)           281     1,212       3
                                                           -------   -------   -----
   Balance at end of year                                    1,886     1,605     393
                                                           -------   -------   -----
RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year                             (1,210)      195     185
      Cumulative effect of accounting change, net of tax       336        --      --
                                                           -------   -------   -----
      Adjusted balance at beginning of year                   (874)      195     185
      Net income (loss)                                        (29)   (1,405)     10
                                                           -------   -------   -----
   Balance at end of year                                     (903)   (1,210)    195
                                                           -------   -------   -----
ACCUMULATED OTHER COMPREHENSIVE LOSS:
   Balance at beginning of year                               (169)     (146)     (6)
      Cumulative effect of accounting change, net of tax      (209)       --      --
                                                           -------   -------   -----
      Adjusted balance at beginning of year                   (378)     (146)     (6)
      Other comprehensive income (loss)                        331       (23)   (140)
                                                           -------   -------   -----
   Balance at end of year                                      (47)     (169)   (146)
                                                           -------   -------   -----
TOTAL SHAREHOLDER'S EQUITY                                 $   939   $   229   $ 445
                                                           =======   =======   =====

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS

                                                                                 Years ended December 31,
                                                                               ---------------------------
                                                                                 2009      2008      2007
                                                                               -------   -------   -------
                                                                                      (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $   (29)  $(1,405)  $    10
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY OPERATING
   ACTIVITIES:
   Interest credited on policyholder contract deposits                             255       207       172
   Net realized investment loss                                                    124     1,562        91
   Net unrealized loss on fixed maturity securities, trading                         1         7        --
   Amortization of deferred policy acquisition costs and deferred sales
      inducements                                                                   37       (31)       27
   Amortization of bonus interest                                                   (1)      (14)        8
   Amortization of net premium/(accretion of net discount) on
      investments                                                                  (55)       (5)        2
   Deferral of acquisition costs                                                   (95)      (86)      (65)
   Provision for deferred income taxes                                              45        19        (2)
   Capitalized interest                                                             (3)       (4)       (3)
   Change in:
      Accrued investment income                                                    (11)       (4)       (1)
      Income taxes receivable from Parent                                          (33)       (4)        6
      Other assets                                                                  --        --         9
      Due from/to related parties                                                    7        (6)       --
      Future policy benefits                                                         1         5        --
      Other liabilities                                                             (1)       --        (3)
   Other, net                                                                      (10)       (6)       (5)
                                                                               -------   -------   -------
   NET CASH PROVIDED BY OPERATING ACTIVITIES                                       232       235       246
                                                                               -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of:
   Fixed maturity securities                                                    (2,041)   (2,041)   (1,306)
   Mortgage and other loans receivable                                              --       (72)     (102)
   Derivatives                                                                     (38)      (16)       --
Sales of:
   Fixed maturity securities                                                       600     1,775       522
   Derivatives                                                                      --        49        --
Redemptions and maturities of:
   Fixed maturity securities                                                       252       415       255
   Mortgage and other loans receivable                                              18        33        57
Policy loans issued                                                                 (1)       (1)       (1)
Payments received on policy loans                                                    5         7         6
(Increase) decrease in securities lending invested collateral                       --     1,070      (836)
Net change in short-term investments                                              (221)     (953)     (153)
                                                                               -------   -------   -------
   CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES                       $(1,426)  $   266   $(1,558)
                                                                               -------   -------   -------

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                      STATEMENTS OF CASH FLOWS (Continued)

                                                                              Years ended December 31,
                                                                             -------------------------
                                                                              2009      2008     2007
                                                                             ------   -------   ------
                                                                                   (In millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                                $1,791   $ 1,509   $1,056
Net exchanges from the fixed accounts of variable annuity contracts             (14)      (51)     (42)
Policyholder account withdrawals                                               (569)     (543)    (405)
Claims and annuity payments, net of reinsurance, on policyholder contracts     (182)     (162)    (126)
Net receipts from (repayments of) other short-term financings                    (7)       15       (4)
Increase (decrease) in securities lending payable                                --    (2,009)     833
Capital contributions                                                           150       768        3
                                                                             ------   -------   ------
   NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                        1,169      (473)   1,315
                                                                             ------   -------   ------
INCREASE (DECREASE) IN CASH                                                     (25)       28        3
CASH AT BEGINNING OF PERIOD                                                      37         9        6
                                                                             ------   -------   ------
CASH AT END OF PERIOD                                                        $   12   $    37   $    9
                                                                             ======   =======   ======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes received from (paid to) Parent                                  $   40   $     1   $   (1)
Non-cash activity:
   Bonus interest and other deferrals credited to policyholder contract
      deposits                                                               $   17   $    23   $   25
   Investment in fixed maturity securities, trading                              --        32       --
   Contribution of fixed maturity securities from Parent                        131       444       --

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

First SunAmerica Life Insurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc., a wholly owned subsidiary of American International Group, Inc. ("American International Group").

The Company is a New York-domiciled life insurance company principally engaged in the business of writing annuity contracts directed to the market for tax-deferred, long-term savings products. The majority of the Company's revenues are derived from customers in the State of New York. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Three financial institutions represented approximately 36 percent, 17 percent and 14 percent of new deposits in the year ended December 31, 2009. Three financial institutions represented approximately 16 percent, 15 percent, and 14 percent of new deposits in the year ended December 31, 2008. No other independent selling organization was responsible for more than 10 percent of new deposits for any such periods.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The financial condition of American International Group beginning late in the third quarter of 2008 and related events described in Notes 13 below have also impacted the Company's operations. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of variable annuity assets held in separate accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain reclassifications and format changes have been made to prior period amounts to conform to the current period presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.1 PREPARATION OF FINANCIAL STATEMENTS (CONTINUED)

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, policyholder contract deposits, future policy benefits, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's financial statements.

2.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period.

2.3 INVESTMENTS

FIXED MATURITY SECURITIES

Fixed maturity securities classified as available for sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred policy acquisition costs and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in earnings at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable.

Fixed maturity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in Maiden Lane II LLC ("ML II"). See Note 6 for discussion of ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

IMPAIRMENT POLICIES

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. This new standard has significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income
(loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

IMPAIRMENT POLICY - FIXED MATURITY SECURITIES - EFFECTIVE APRIL 1, 2009 AND THEREAFTER

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit were taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into income the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. Residential Mortgage Backed Securities ("RMBS"), Commercial Mortgage Backed Securities ("CMBS"), Collateralized Debt Obligations ("CDO"), Asset Backed Securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

     -    Current delinquency rates;

     -    Expected default rates and timing of such defaults;

     -    Loss severity and timing of any such recovery;

     -    Expected prepayment speeds; and

     -    Ratings of securities underlying structured products.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

IMPAIRMENT POLICY - FIXED MATURITY SECURITIES - PRIOR TO APRIL 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment.

MORTGAGE LOANS HELD FOR INVESTMENT

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

VALUATION ALLOWANCE

An allowance for mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. There are two components of allowance for loan loss: 1) individual loans that are specifically reserved ("specific loan loss allowance") and 2) groups of loans that have specific characteristics indicating a probable loss although the loss cannot be determined for any individual loan in the group ("segment loan loss allowance".)

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

A specific loan loss allowance is determined based on the fair value of the collateral supported by an internal cash flow analysis, third party broker opinion of value or a third party appraisal report. The allowance amount is calculated as the excess of book value of the individual loan over the fair value of its collateral, net of a sales cost estimate.

The Company segregates pools of loans with higher risk profile from the mortgage loan portfolio to determine a segment loan loss allowance, using factors such as risk rating, vintage, maturity date, debt service coverage ratio (DSCR), loan to value (LTV) and type of loan. The Company reviews and revises these key assumptions on a quarterly basis based on an analysis of market conditions. The appraised value of the collateral of the loans with higher risk profile is then reduced by a percentage, which is based on current market conditions. To the extent that the reduced appraised value of the collateral of the loans with higher risk profile is lower than its book value, an allowance is recorded. Loans with specific loan loss allowance are excluded from the segment loan loss allowance.

Additions or reductions to the allowance for loan losses are made through charges or credits to realized investment gains (losses) in the statements of income (loss).

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments. See Note 5 for additional discussion of derivatives.

The Company issues certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. The GMAV and GMWB are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The fair value of the GMAV and GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMAV and GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The Company also economically hedges these guarantees by utilizing both exchange traded and over-the-counter index options and exchange traded futures. Exchange traded index options and futures are marked to market using observable market quotes while over-the-counter index options are marked to market through matrix pricing that utilizes observable market inputs.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

See Notes 2.7 and 8 for further discussion of GMAV and GMWB.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The GMAV and GMWB embedded derivatives are included in policyholder contract deposits and the index options and futures contracts are reported in derivative assets in the balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment loss in the statements of income (loss).

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

2.4 CASH

Cash represents cash on hand and non-interest bearing demand deposits.

2.5 DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions and certain marketing expenses that vary with and are primarily related to the acquisition of new business. Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. The Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new long-term assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in earnings as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

The DAC for investment-type products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders on certain annuity products. Sales inducements provided to the contract holders are primarily recognized as part of separate account liabilities in the balance sheet. The cost of sales inducements is deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, these bonus amounts must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without these bonus amounts, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.6 SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets with an equivalent liability, in the balance sheet. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income (loss), comprehensive income (loss), and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the statement of income (loss).

2.7 POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's statements of income (loss), as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liabilities for GMWB and GMAV, accounted for as embedded derivatives at fair value.

GMWB is a feature the Company began offering on certain variable annuity product in 2005. If available and elected by the contract holder at the time of contract issuance and subject to the specific provisions of the feature elected, this feature can provide a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is based off of a guaranteed benefit base, the amount of which is determined by the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and /or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMAV is a feature that was offered on certain variable annuity products from the second quarter of 2004 to May 2009. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment gain (loss) in the statements of income (loss).

2.8 FUTURE POLICY BENEFITS

Future policy benefits include the Company's liabilities for guaranteed minimum death benefits ("GMDB").

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.8 FUTURE POLICY BENEFITS (CONTINUED)

A GMDB feature is issued on a majority of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product and type of benefit elected by the contract holder. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB liability balance, with a related charge or credit to Policyholder benefits if actual experience or other evidence suggests that earlier assumptions should be revised.

2.9 NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

     - Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

     - Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

2.10 NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

     - Sales of fixed maturity securities (except trading securities accounted for at fair value), securities lending invested collateral, investments in limited partnerships and other types of investments.

     - Reductions to the cost basis of fixed maturity securities (except trading securities accounted for at fair value) and other types of investments for other-than-temporary impairments.

     -    Changes in fair value of derivative assets and liabilities.

2.11 FEE INCOME

Fee income includes variable annuity policy fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity policy fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Fees for certain guarantees included in variable annuity policy fees are based on the amount being guaranteed. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.12 INCOME TAXES

Deferred income tax assets and payables are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in earnings.

2.13 SECURITIES LENDING COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 6 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statement of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the balance sheets at December 31, 2009 or 2008.

2.14 ACCOUNTING CHANGES

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

FAIR VALUE MEASUREMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The cumulative effect, net of taxes, of adopting the standard was a decrease in net income of $2.0 million, primarily due to the inclusion of explicit risk margins, where appropriate. See Note 3 for additional disclosures.

FAIR VALUE OPTION

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.14 ACCOUNTING CHANGES (CONTINUED)

The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the new standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial election of the standard.

FAIR VALUE OF FINANCIAL ASSETS IN INACTIVE MARKETS

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting this standard on the Company's financial condition and results of operations were not material.

AMENDMENT TO OTHER-THAN-TEMPORARY IMPAIRMENT GUIDANCE

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance effective in the fourth quarter of 2008. The effects of adopting the standard on the Company's financial condition and results of operations were not material.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for, and (iii) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009. See Note 5 for related disclosures.

SUBSEQUENT EVENTS

In May 2009, the FASB issued an accounting standard that requires disclosure of the date through which a company evaluated the need to disclose events that occurred subsequent to the balance sheet date and whether that date represents the date the financial statements were issued or were available to be issued. The Company adopted the new standard for the period ended June 30, 2009. The adoption of the new standard did not affect the Company's financial condition, results of operations or cash flows.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 herein for the expanded disclosures.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.14 ACCOUNTING CHANGES (CONTINUED)

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase shareholder's equity by $127.2 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $336.2 million and an increase in accumulated other comprehensive loss of $209.0 million, net of tax. The cumulative effect adjustment resulted in an increase of $468.3 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income was offset, in part, by a decrease in the amortization of DAC and sales inducement assets.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

     - Impairment charges for non-credit (e.g., severity) losses are no longer recognized in earnings;

     - The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

     - For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments.

                                                                                     (Increase)
                                                                                    Decrease to
                                                                      (Increase)    Accumulated     Net Increase
                                                                     Decrease to       Other       (Decrease) in
                                                                     Accumulated   Comprehensive   Shareholder's
                                                                       Deficit          Loss           Equity
                                                                     -----------   -------------   -------------
                                                                                    (In millions)
Net effect of the increase in amortized cost of available for sale
   fixed maturity securities                                            $ 468          $(468)          $ --
Net effect of DAC and deferred sales inducements                         (125)           122             (3)
Net effect on deferred income tax asset/payable                            (7)           137            130
                                                                        -----          -----           ----
Net increase (decrease) in the Company's shareholder's equity           $ 336          $(209)          $127
                                                                        =====          =====           ====

DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's financial condition, results of operations or cash flows.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.14 ACCOUNTING CHANGES (CONTINUED)

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October 1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's financial condition, results of operations or cash flows.

3. FAIR VALUE MEASUREMENTS

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS

Amounts related to the Company's financial instruments are as follows:

                                                          2009                2008
                                                   -----------------   -----------------
                                                   Carrying    Fair    Carrying    Fair
                                                     Value     Value     Value     Value
                                                   --------   ------   --------   ------
                                                               (In millions)
ASSETS:
   Fixed maturity securities, available for sale    $6,061    $6,061    $4,243    $4,243
   Fixed maturity securities, trading                   24        24        25        25
   Mortgage and other loans receivable                 476       471       502       511
   Policy loans                                         20        20        22        22
   Derivative assets                                     7         7        13        13
   Short-term investments                            1,430     1,430     1,208     1,208
   Accrued investment income                            58        58        47        47
   Separate account assets                             632       632       534       534
LIABILITIES:
   Policyholder contract deposits (1)               $7,597    $7,430    $6,371    $6,206

(1) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

FIXED MATURITY SECURITIES AND TRADING SECURITIES

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its available for sale and trading portfolios. Market price data generally is obtained from third party pricing vendors.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company estimates the fair value of fixed maturity securities not traded in active markets by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For certain fixed maturity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

The fixed maturity securities, trading portfolio consists of an interest in ML
II. At inception, the Company's economic interest in ML II was valued at the transaction prices of $14.9 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with the Company's interests in the capital structure of the entity. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes that the underlying collateral in ML II will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the ML II interests. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly for the amounts reported.

Adjustments to the fair value of the Company's interest in ML II are recorded in net investment income. The Company's interest in ML II is included in fixed maturities, trading, at fair value.

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

POLICY LOANS

The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

DERIVATIVE ASSETS

Derivative assets can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

ACCRUED INVESTMENT INCOME

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for fixed maturity securities traded in active markets.

POLICYHOLDER CONTRACT DEPOSITS

Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The fair value of embedded derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience. Because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. With the 2008 adoption of fair value measurements and disclosure standards, this methodology was not changed, with the exception of incorporating an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments.

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

RECURRING FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Beginning January 1, 2008, assets and liabilities recorded at fair value in the balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

     - Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets via third party pricing vendors. The Company does not adjust the quoted price for such instruments.

     - Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

     - Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                    Level 1   Level 2   Level 3    Total
                                                    -------   -------   -------   ------
                                                                (In millions)
December 31, 2009
Assets:
   Fixed maturity securities, available for sale:
      U.S. government securities and government
         sponsored entities                           $ --     $    2     $ --    $    2
      Obligations of states, municipalities and
         political subdivisions                         --          6       --         6
      Foreign governments                               --          2       --         2
      Corporate debt                                    --      3,858      149     4,007
      Residential mortgage-backed securities            --      1,192      212     1,404
      Commercial mortgage-backed securities             --        146      141       287
      Collateralized debt obligations                   --        120      233       353
                                                      ----     ------     ----    ------
   Total fixed maturity securities, available for
      sale                                              --      5,326      735     6,061
   Fixed maturity securities, trading                   --         --       24        24
   Derivative assets                                     7         --       --         7
   Short-term investments (1)                          240      1,052       --     1,292
   Separate account assets                             632         --       --       632
                                                      ----     ------     ----    ------
      Total                                           $879     $6,378     $759    $8,016
                                                      ====     ======     ====    ======
Liabilities:
   Policyholder contract deposits (2)                 $ --     $   --     $ 25    $   25
                                                      ----     ------     ----    ------
      Total                                           $ --     $   --     $ 25    $   25
                                                      ====     ======     ====    ======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

                                                   Level 1   Level 2   Level 3    Total
                                                   -------   -------   -------   ------
                                                               (In millions)
December 31, 2008
Assets:
   Fixed maturity securities, available for sale     $ --     $3,736    $  507   $4,243
   Fixed maturity securities, trading                  --         --        25       25
   Derivative assets                                   13         --        --       13
   Short-term investments (1)                          --      1,033        --    1,033
   Separate account assets                            534         --        --      534
                                                     ----     ------    ------   ------
      Total                                          $547     $4,769    $  532   $5,848
                                                     ====     ======    ======   ======
Liabilities:
   Policyholder contract deposits (2)                $ --     $   --    $   92   $   92
                                                     ====     ======    ======   ======

(1) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $138 million and $175 million at December 31, 2009 and 2008, respectively.

(2) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB and GMAV embedded derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2009 and 2008, Level 3 assets were 8.2 percent and 7.4 percent of total assets and Level 3 liabilities were 0.3 percent and 1.3 percent of total liabilities, respectively.

The following table present changes during the years ended December 31, 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income (loss) during the years ended December 31, 2009 and 2008 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2009 and 2008:

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

                                                 Net Realized                                                           Changes in
                                                      and                                                               Unrealized
                                                  Unrealized                      Purchases,                               Gains
                                                    Gains        Accumulated        Sales,                              (Losses) on
                                    Balance -      (Losses)         Other       Issuances and               Balance -   Instruments
                                  Beginning of    Included in   Comprehensive    Settlements,                 End of    Held at End
                                     Period      Earnings (1)   Income (Loss)        Net        Transfers    Period      of Period
                                  ------------   ------------   -------------   -------------   ---------   ---------   -----------
December 31, 2009
Assets:
   Fixed maturity securities,
      available for sale:
      Obligations of states,
         municipalities and
         political subdivisions       $ 25           $ --            $ --           $(25)          $ --          --         $--
      Corporate debt                   145             (4)             45             29            (66)        149          --
      Residential
         mortgage-backed
         securities                    152            (50)             36             68              6         212          --
      Commercial
         mortgage-backed
         securities                     40            (17)             19             22             77         141          --
      Collateralized debt
         obligations                   145              2              38             35             13         233          --
                                      ----           ----            ----           ----           ----        ----         ---
   Total fixed maturity
      securities, available
      for sale                         507            (69)            138            129             30         735          --
   Fixed maturity securities,
      trading                           25             (2)              1             --             --          24          --
                                      ----           ----            ----           ----           ----        ----         ---
Total                                 $532           $(71)           $139           $129           $ 30        $759         $--
                                      ====           ====            ====           ====           ====        ====         ===
Liabilities:
   Policyholder contract
      deposits                        $ 92           $(67)           $ --           $ --           $ --        $ 25         $--

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

                                                Net
                                              Realized
                                                and                                                                  Changes in
                                             Unrealized                      Purchases,                              Unrealized
                                               Gains        Accumulated        Sales,                              Gains (Losses)
                                Balance -     (Losses)         Other       Issuances and               Balance -   on Instruments
                                Beginning    Included in   Comprehensive    Settlements,                 End of    Held at End of
                                of Period   Earnings (1)   Income (Loss)        Net        Transfers     Period        Period
                                ---------   ------------   -------------   -------------   ---------   ---------   --------------
December 31, 2008
Assets:
   Fixed maturity securities,
      available for sale           $472         $(199)          $ 1            $118           $115        $507           $--
   Fixed maturity securities,
      trading                        --            (7)           --              32             --          25            --
                                   ----         -----           ---            ----           ----        ----           ---
Total                              $472         $(206)          $ 1            $150           $115        $532           $--
                                   ====         =====           ===            ====           ====        ====           ===
Liabilities:
   Policyholder contract
      deposits                     $  3         $  89           $--            $ --           $ --        $ 92           $--
                                   ====         =====           ===            ====           ====        ====           ===

(1) Net realized and unrealized gains (losses) related to the Level 3 items shown above are reported in net realized investment gains (losses) in the statements of income (loss), except for fixed maturity securities, trading which are reported in net investment income in the statements of income
     (loss).

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in the fair value of separate account assets are completely offset in the statements of income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

FAIR VALUE OPTION - FIXED MATURITY SECURITIES, TRADING

The Company may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings.

The Company elected to account for its economic interest in ML II at fair value. The Company recorded losses of $0.8 million and $6.8 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of its interest in ML II, which were reported as a component of net investment income in the statements of income (loss).

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include mortgage and other loans receivable. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below.

MORTGAGE AND OTHER LOANS RECEIVABLE

When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed above for mortgage and other loans receivable.

4. INVESTMENTS

4.1 FIXED MATURITY SECURITIES, AVAILABLE FOR SALE

The cost or amortized cost, gross unrealized gains and losses and estimated fair value of fixed maturity securities available for sale by major category follow:

                                                                                           Other-Than-
                                             Cost or       Gross        Gross               Temporary
                                            Amortized   Unrealized   Unrealized    Fair    Impairments
                                               Cost        Gains       Losses      Value     in AOCI
                                            ---------   ----------   ----------   ------   -----------
                                                                   (In millions)
December 31, 2009
U.S. government securities and government
   sponsored entities                         $    2       $ --         $  --     $    2       $ --
Obligations of states, municipalities and
   political subdivisions                          6         --            --          6         --
Foreign governments                                2         --            --          2         --
Corporate debt                                 3,859        210           (62)     4,007          2
Residential mortgage-backed securities         1,574         45          (215)     1,404        (50)
Commercial mortgage-backed securities            425          3          (141)       287        (10)
Collateralized debt obligations                  346         23           (16)       353         13
                                              ------       ----         -----     ------       ----
   Total                                      $6,214       $281         $(434)    $6,061       $(45)
                                              ======       ====         =====     ======       ====

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.1 FIXED MATURITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

                                                                                           Other-Than-
                                             Cost or       Gross        Gross               Temporary
                                            Amortized   Unrealized   Unrealized    Fair    Impairments
                                               Cost        Gains       Losses      Value     in AOCI
                                            ---------   ----------   ----------   ------   -----------
                                                                   (In millions)
December 31, 2008
U.S. government securities and government
   sponsored entities                         $    2       $ --         $  --     $    2       $ --
Obligations of states, municipalities and
   political subdivisions                         33         --            --         33         --
Foreign governments                                2         --            --          2         --
Corporate debt                                 2,511         57          (217)     2,351         --
Residential mortgage-backed securities         1,508         24          (114)     1,418         --
Commercial mortgage-backed securities            247         14           (33)       228         --
Collateralized debt obligations                  222          9           (22)       209         --
                                              ------       ----         -----     ------       ----
  Total                                       $4,525       $104         $(386)    $4,243       $ --
                                              ======       ====         =====     ======       ====

The following tables summarize the Company's gross unrealized losses and estimated fair values on the Company's available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2009 and 2008:

                                  Less than 12 Months        12 Months or More              Total
                                -----------------------   -----------------------   -----------------------
                                             Unrealized                Unrealized                Unrealized
                                Fair Value      Loss      Fair Value      Loss      Fair Value      Loss
                                ----------   ----------   ----------   ----------   ----------   ----------
                                                              (In millions)
December 31, 2009
Obligations of states,
   municipalities and
   political subdivisions         $    1        $ --         $ --         $ --        $    1        $ --
Corporate debt                     1,088          27          335           35         1,423          62
Mortgage-backed, asset-backed
   and collateralized
   securities                        524         271          401          101           925         372
                                  ------        ----         ----         ----        ------        ----
Total                             $1,613        $298         $736         $136        $2,349        $434
                                  ======        ====         ====         ====        ======        ====

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.1 FIXED MATURITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

                                  Less than 12 Months        12 Months or More              Total
                                -----------------------   -----------------------   -----------------------
                                             Unrealized                Unrealized                Unrealized
                                Fair Value      Loss      Fair Value      Loss      Fair Value      Loss
                                ----------   ----------   ----------   ----------   ----------   ----------
                                                              (In millions)
December 31, 2008
U.S. government and government
   sponsored entities             $    2        $ --         $ --         $ --        $    2        $ --
Obligations of states,
   municipalities and
   political subdivisions             25          --           --           --            25          --
Foreign governments                    2          --           --           --             2          --
Corporate debt                       925         108          391          109         1,316         217
Mortgage-backed, asset-backed
   and collateralized
   securities                        427          87          290           82           717         169
                                  ------        ----         ----         ----        ------        ----
Total                             $1,381        $195         $681         $191        $2,062        $386
                                  ======        ====         ====         ====        ======        ====

As of December 31, 2009, the Company held 491 individual fixed maturity securities that were in an unrealized loss position, of which 163 individual securities were in a continuous unrealized loss position for longer than twelve months.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2009 were as follows:

                                                              Cost or Amortized
                                                                    Cost          Fair Value
                                                              -----------------   ----------
                                                                       (In millions)
Due in one year or less                                             $   71          $   73
Due after one year through five years                                1,186           1,247
Due after five years through ten years                               2,398           2,479
Due after ten years                                                    560             571
Mortgage-backed, asset-backed and collateralized securities          1,999           1,691
                                                                    ------          ------
   Total fixed maturity securities, available for sale              $6,214          $6,061
                                                                    ======          ======

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.1 FIXED MATURITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

At December 31, 2009, the Company's investments included four investments in a single entity that exceeded 10% of the Company's shareholder's equity. These investments included a short-term money market pool, a U.S. government bond, a money market investment and an ABS. At December 31, 2008, the Company's investments included thirty-one investments in a single entity that exceeded 10% of the Company's shareholder's equity. These investments included a short-term money market pool, mortgage-backed securities, and public high grade bonds. Thirteen of the issuing entities were U.S. government agencies.

At December 31, 2009, $0.7 million of fixed maturity securities, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

At December 31, 2009, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $25.6 million.

At December 31, 2009, fixed maturity securities included $300.6 million of securities not rated investment grade.

4.2 FIXED MATURITY SECURITIES, TRADING

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of American International Group sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither American International Group nor the Company have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized (losses) included in the statements of income (loss) from fixed maturity securities classified as trading securities in 2009 and 2008 were $0.8 million and $6.8 million, respectively.

See Note 6 herein for additional information regarding the Securities Lending Program and the sale of the RMBS to ML II.

4.3 MORTGAGE AND OTHER LOANS RECEIVABLE

At December 31, 2009, the mortgage and other loans receivable balance was comprised of direct commercial mortgage loans of $479.6 million, other loans of $4.9 million and an offsetting valuation allowance of $8.1 million. At December 31, 2009, the direct commercial mortgage loan portfolio was comprised of only U.S. loans. At that date, substantially all of the U.S. loans were current.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.3 MORTGAGE AND OTHER LOANS RECEIVABLE (CONTINUED)

                                                                                                 Percent
                    Number                                              Multi-   Mobile             of
State              of Loans   Amount *   Office   Retail   Industrial   Family    Homes   Other   Total
-----              --------   --------   ------   ------   ----------   ------   ------   -----  -------
                                                   (Dollars in millions)
California             11       $109      $ 80      $--       $ 19        $ 9        1     $--   $ 22.71
Florida                 9         51        --       20         16         --        9       6     10.63
New Jersey              5         44        11        9         --         17        7      --      9.17
Texas                   7         40         4       10         25         --        1      --      8.33
New York                4         36        15        3         --         18       --      --      7.50
All other states       50        200        59       39         41         24       27      10     41.66
                      ---       ----      ----      ---       ----        ---      ---     ---   -------
Total                  86       $480      $169      $81       $101        $68      $45     $16   $100.00
                      ===       ====      ====      ===       ====        ===      ===     ===   =======

*    Excludes portfolio valuation allowance

The Company's mortgage and other loans receivable valuation allowance activity is as follows:

                                         2009
                                    -------------
                                    (In millions)
Allowance, beginning of year             $--
Additions to allowance for losses          8
Charge-offs, net of recoveries            --
                                         ---
Allowance, end of period                 $ 8
                                         ===

The Company did not have any mortgage and other loans receivable valuation allowance activity during the years ended December 31, 2008 and 2007.

The Company did not impair any mortgage and other loans receivable during the years ended December 31, 2009 and 2008.

4.4 INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                         2009   2008   2007
                                         ----   ----   ----
                                            (In millions)
Short-term investments                   $  4   $ 29   $  5
Fixed maturity securities                 322    269    267
Mortgage and other loans receivable        29     29     27
Policy loans                                2      2      2
Securities lending invested collateral     --     --      1
Other invested assets                      --     --      2
                                         ----   ----   ----
   Total investment income                357    329    304
Less: investment expenses                  (4)    (3)    (3)
                                         ----   ----   ----
   Net investment income                 $353   $326   $301
                                         ====   ====   ====

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.5 NET REALIZED INVESTMENT GAIN (LOSS)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                                2009      2008    2007
                                                              -------   -------   ----
                                                                    (In millions)
Sales of fixed maturities:
   Gross gains                                                 $  28    $   332   $  1
   Gross losses                                                   (2)      (419)   (10)
Derivative assets and liabilities:
   Gross gains                                                    15         52     --
   Gross losses                                                  (59)        (6)    (2)
Embedded Derivatives                                              67        (89)    (4)
Securities lending collateral, including
   other-than-temporary impairments                               (2)      (140)    (3)
Other-than-temporary impairments:
   Total other-than-temporary impairments on available for
      sale securities                                           (181)    (1,292)   (73)
   Portion of other-than-temporary impairments on available
      for sale fixed maturity securities recognized in
      accumulated other comprehensive income (loss)               18         --     --
                                                               -----    -------   ----
Net other-than-temporary impairments on available for sale
   securities recognized in net income (loss)                   (163)    (1,292)   (73)
Other-than-temporary impairments on all other investments         (8)        --     --
                                                               -----    -------   ----
Net realized investment loss                                   $(124)   $(1,562)  $(91)
                                                               =====    =======   ====

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the Company for the nine months ended December 31, 2009:

                                                                                         (In millions)
                                                                                         -------------
Balance, March 31, 2009                                                                      $(307)
   Increases due to:
      Credit losses remaining in accumulated deficit related to the adoption of new
         other-than-temporary impairment standard                                               --
      Credit impairments on new securities subject to impairment losses                         (2)
      Additional credit impairments on previously impaired securities                          (67)
   Reductions due to:
      Credit impaired securities fully disposed for which there was no prior intent or
         requirement to sell                                                                    29
      Credit impaired securities for which there is a current intent or anticipated
         requirement to sell                                                                    --
      Accretion on securities previously impaired due to credit                                  6
                                                                                             -----
      Balance, December 31, 2009                                                             $(341)
                                                                                             =====

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded derivatives, held at:

                                                           Derivative Assets
                                                     ---------------------------
                                                      Notional
                                                     Amount (1)   Fair value (2)
                                                     ----------   --------------
                                                            (In millions)
December 31, 2009
Derivatives not designated as hedging instruments:
   Interest rate contracts                              $ 21          $ 1
   Equity contracts                                      121            6
                                                        ----          ---
Total derivatives not designated as hedging
   instruments                                           142            7
                                                        ----          ---
Total derivative instruments                            $142          $ 7
                                                        ====          ===

                                                           Derivative Assets
                                                     ---------------------------
                                                      Notional
                                                     Amount (1)   Fair value (2)
                                                     ----------   --------------
                                                            (In millions)
December 31, 2008
Derivatives not designated as hedging instruments:
   Equity contracts                                     $272            $13
                                                        ----            ---
Total derivatives not designated as hedging
   instruments                                           272             13
                                                        ----            ---
Total derivative instruments                            $272            $13
                                                        ====            ===

(1) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.

(2) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

The Company has taken positions in certain derivative financial instruments in order to eliminate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). All derivative instruments are recognized in the financial statements. The Company has determined that its derivative financial instruments do not qualify for hedge accounting and as a result, all of the Company's derivatives are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

5. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Index options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company has purchased cash settled put and call options on the S&P 500 index to offset the risk of certain guarantees of annuity policy values.

Futures contracts are agreements between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on U.S. treasury notes, U.S. treasury bonds to offset the risk of certain guarantees on annuity policy values.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives, in net realized investment gains (losses) in the statements of income (loss):

                                                      2009    2008
                                                     -----   -----
                                                     (In millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $ (9)  $ --
   Equity contracts                                    (35)    46
                                                      ----   ----
Total derivatives not designated as hedging            (44)    46
   instruments
Embedded derivatives                                    67    (89)
                                                      ----   ----
Total derivative instruments                          $(23)  $(43)
                                                      ====   ====

The Company issues certain variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives are reflected in policyholder contract deposits on the balance sheet. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the statement of income
(loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. SECURITIES LENDING PROGRAM

SECURITIES LENDING

The Company and certain other wholly owned U.S. insurance company subsidiaries of American International Group historically participated in American International Group's U.S. securities lending program (the "Securities Lending Program"), which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the domestic insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than secured borrowings.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

6. SECURITIES LENDING PROGRAM (CONTINUED)

On December 8, 2008, in conjunction with the termination of the Securities Lending Program, the Company purchased corporate credit and other asset-backed securities at fair values totaling $182.8 million from the Securities Lending Program's collateral account.

On December 12, 2008, the Securities Lending Program was terminated, following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. American International Group made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                   (In millions)
                                                                   -------------
Realized losses on securities lending collateral:
   Net realized losses on sale to Maiden Lane II LLC                   $ (69)
   Net realized losses on all other asset sales                          (70)
   Realized losses due to other-than-temporary declines in value        (514)
                                                                       -----
      Total                                                            $(653)
                                                                       =====
Net realized gains (losses) related to lent securities with
   insufficient collateral:
   Deemed sales of lent securities                                     $ (26)
   Forward purchase commitments                                          (35)
                                                                       -----
      Total                                                            $ (61)
                                                                       =====

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of the following amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009:

                                                  December 31,   December 31,
                                                      2009           2008
                                                  ------------   ------------
                                                         (In millions)
Undistributed Securities Lending Program assets        $--            $7
Receivable from affiliated Agent                       $--            $6

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

6. SECURITIES LENDING PROGRAM (CONTINUED)

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants recorded the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed included corporate credit and other asset-backed securities, which were reported by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2009 and 2008.

MAIDEN LANE II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, American International Group, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the New York Fed. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II ("the ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the Senior Loan.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred acquisition costs:

                                                      Years ended
                                                      December 31,
                                                     -------------
                                                      2009    2008
                                                     -----   -----
                                                     (In millions)
Balance at beginning of year                          $388   $309
Deferrals                                               95     86
Accretion of interest/amortization                     (36)   (36)
Effect of net unrealized loss on securities (1)         53    (38)
Effect of realized (gains)losses on securities (2)     (86)    90
Effect of unlocking assumptions used in estimating
   future gross profits (3)                            (10)   (23)
                                                      ----   ----
Balance at end of year                                $404   $388
                                                      ====   ====

(1) In 2009, includes an increase of $92.9 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(2) In 2009, includes a decrease of $95.3 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(3) The Company adjusts amortization of deferred acquisition costs when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amounts primarily were the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. The 2008 amounts primarily resulted from difficult market conditions and adverse policyholder behavior. As a result of the difficult market conditions in 2008 and 2009, the long-term separate account growth rate assumption was changed to 7.5 percent from 10 percent.

The Company defers enhanced crediting rates or bonus payments to contract holders on certain of its products. The following table summarizes the activity in these deferred expenses:

                                                       Years ended
                                                       December 31,
                                                      -------------
                                                       2009    2008
                                                      -----   -----
                                                      (In millions)

Balance at beginning of year                           $111   $ 90
Deferrals                                                17     23
Accretion of interest/amortization                       (1)    (8)
Effect of net unrealized loss on securities (1)          21    (16)
Effect of realized (gains) losses on securities (2)     (28)    23
Effect of unlocking assumptions used in estimating
   future gross profits (3)
                                                         --     (1)
                                                       ----   ----
Balance at end of year                                 $120   $111
                                                       ====   ====

(1) In 2009, includes an increase of $29.8 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(2) In 2009, includes a decrease of $30.2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS (CONTINUED)

(3) The Company adjusts amortization of deferred sales inducements when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amounts primarily were the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. The 2008 amounts primarily resulted from difficult market conditions and adverse policyholder behavior. As a result of the difficult market conditions in 2008 and 2009, the long-term separate account growth rate assumption was changed to 7.5 percent from 10 percent.

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                   2009     2008
                                  ------   ------
                                   (In millions)
Policyholder contract deposits:
   Annuities                      $7,414   $6,180
   Universal life                    183      191
                                  ------   ------
                                  $7,597   $6,371
                                  ======   ======
Future policy benefits:
   Annuities                      $    7   $    6
                                  ======   ======

Details concerning the Company's guaranteed benefit exposures are as follows:

                                                                                 Highest Specified
                                                                                Anniversary Account
                                                                                    Value Minus
                                                                Return of Net    Withdrawals Post
                                                                   Deposits         Anniversary
                                                                -------------   -------------------
                                                                       (Dollars in millions)
AT DECEMBER 31, 2009
In the event of death (GMDB):
   Account value                                                 $       160            $593
   Net amount at risk (a)                                                 17              93
   Average attained age of contract holders                               66              65
   Range of guaranteed minimum return rates                                0%              0%
Accumulation at specified date (GMAV):
   Account value                                                 $        60
   Net amount at risk (b)                                                  4
   Weighted average period remaining until guaranteed payment      6.3 Years
Accumulation at specified date (GMWB):
   Account value                                                 $       314
   Net amount at risk (c)                                                 49
   Weighted average period remaining until guaranteed payment     18.4 Years

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

                                                                                  Highest Specified
                                                                                 Anniversary Account
                                                                                     Value Minus
                                                                 Return of Net    Withdrawals Post
                                                                    Deposits         Anniversary
                                                                 -------------   -------------------
                                                                        (Dollars in millions)
AT DECEMBER 31, 2008
In the event of death (GMDB):
   Account value                                                  $       138           $540
   Net amount at risk (a)                                                  44            197
   Average attained age of contract holders                                65             64
   Range of guaranteed minimum return rates                                 0%             0%
Accumulation at specified date (GMAV):
    Account value                                                 $        50
    Net amount at risk (b)                                                 15
    Weighted average period remaining until guaranteed payment      7.2 Years
Accumulation at specified date (GMWB):
   Account value                                                  $       245
   Net amount at risk (c)                                                  93
   Weighted average period remaining until guaranteed payment      15.5 Years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $6.6 million and $7.4 million as of December 31, 2009 and 2008, respectively and is payable no sooner than 10 years from the end of the waiting period.

The following summarizes the activity in future policy benefits:

                                   Years ended
                                   December 31,
                                  -------------
                                   2009    2008
                                  -----   -----
                                  (In millions)
Balance at beginning of year       $ 6    $ 2
    Guaranteed benefits incurred     3      5
  Guaranteed benefits paid          (2)    (1)
                                   ---    ---
Balance at end of year             $ 7    $ 6
                                   ===    ===

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2009 and 2008:

     - Data used was 50 stochastically generated investment performance scenarios.

     - Mean investment performance assumption was 7.5 percent and 10 percent in 2009 and 2008, respectively.

     -    Volatility assumption was 16 percent.

     - Mortality was assumed to be 50 percent Male and 80 percent Female of the 1994 Variable Annuity MGDB table.

     - Lapse rates vary by contract type and duration and range from 0 percent to 40 percent.

     -    The discount rate was approximately 8 percent.

In 2009 and 2008, the Company recorded an increase in the liability for future policy benefits of $1.4 million and $2.1 million due to the unlocking of key assumptions.

9. REINSURANCE

Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10 percent of shareholder's equity.

The Company has a reinsurance treaty that limits its universal life risk on any one insured life to $100,000. Universal life insurance fees are presented net of reinsurance premiums of $6.4 million, $6.5 million and $6.3 million in 2009, 2008 and 2007, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $4.1 million, $4.6 million and $3.8 million in 2009, 2008 and 2007, respectively.

10. COMMITMENTS AND CONTINGENT LIABILITIES

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquires involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interest of policyholders of insolvent life insurance and annuity companies. Known insolvencies of life insurance companies are expected to result in future assessments. While it is not possible to accurately estimate the portion of the industry assessments for which the Company will be responsible, it is expected that the remaining assessments will not have a material adverse effect on the financial position, results of operations or cash flows of the Company. The expenses related to these insolvencies are recorded as general and administrative expenses, net of deferral as received.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

11. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                              2009    2008    2007
                                              ----   ------   ----
                                                  (In millions)
Cash from Parent                              $150   $  220   $--
Contributions related to Securities Lending
   Program (see Note 6)                         --      548     3
                                              ----   ------   ---
   Total cash contributions                    150      768     3
Contributions of securities at fair value      131      444    --
                                              ----   ------   ---
      Total capital contributions             $281   $1,212   $ 3
                                              ====   ======   ===

The components of accumulated other comprehensive income (loss) are as follows:

                                                             2009    2008
                                                            -----   -----
                                                            (In millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                   $ 281   $ 104
   Gross unrealized losses                                   (434)   (386)
Adjustment to DAC and deferred sales inducements               75      --
Deferred federal and state income tax expense (benefit)        31     113
                                                            -----   -----
   Accumulated other comprehensive loss (1)                 $ (47)  $(169)
                                                            =====   =====

(1) The 2009 amount includes a decrease of $209.0 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard. See Note 2.14 for additional disclosures on this new standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders by life insurance companies domiciled in the State of New York without obtaining the approval of the Superintendent of Insurance is limited to the lesser of either 10 percent of preceding year's statutory surplus or the Company's preceding year's net gain from operations, if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the New York Department of Insurance. No dividends can be paid by the Company to its shareholder in 2010 without obtaining prior approval.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

There were no permitted practices used by the Company at December 31, 2009.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

11. SHAREHOLDER'S EQUITY (CONTINUED)

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                2009   2008   2007
                                ----   ----   ----
                                   (In millions)
Statutory net income (loss)     $ 43   $ (1)  $ (7)
Statutory capital and surplus   $776   $547   $504

12. INCOME TAXES

12.1 INCOME TAX EXPENSE (BENEFIT)

The components of the provisions for income taxes on pretax income consist of the following:

                                        Years ended
                                        December 31,
                                     ------------------
                                     2009   2008   2007
                                     ----   ----   ----
                                        (In millions)
Current                              $(73)  $(5)   $ 7
Deferred                               45    19     (2)
                                     ----   ---    ---
Total income tax expense (benefit)   $(28)  $14    $ 5
                                     ====   ===    ===

The U.S. federal statutory income tax rate is 35 percent for 2009, 2008 and 2007. Actual tax expense on income differs from the "expected" amount computed by applying the federal income tax rate because of the following:

                                                                 Years ended
                                                                December 31,
                                                             -------------------
                                                             2009    2008   2007
                                                             ----   -----   ----
                                                                (In millions)
U.S federal income tax expense (benefit) at statutory rate   $(20)  $(487)  $ 5
Adjustments:
   Valuation allowance                                         (2)    564    --
   State income taxes (net of federal benefit)                 (4)    (63)    2
   Dividends received deduction                                (1)     (1)   (1)
   Other, net                                                  (1)      1    (1)
                                                             ----   -----   ---
   Total income tax expense (benefit)                        $(28)  $  14   $ 5
                                                             ====   =====   ===

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.2 DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the net deferred tax assets and liabilities at December 31 are as follows:

                                                                 2009    2008
                                                                -----   -----
                                                                (In millions)
Deferred Tax Liabilities:
   Deferred acquisition costs and deferred sales inducements    $(129)  $(150)
                                                                -----   -----
      Total deferred tax liabilities                             (129)   (150)
                                                                -----   -----
Deferred Tax Assets:
   Capital loss carryforward - Federal                            238     236
   Investments                                                    149     313
   Contract holder reserves                                        45      61
   Net unrealized loss on debt and equity securities
      available for sale                                           31     113
   State deferred tax asset                                        57      60
   Other assets                                                     1       4
                                                                -----   -----
      Deferred tax assets                                         521     787
   Valuation allowance                                           (433)   (564)
                                                                -----   -----
      Total deferred tax assets                                    88     223
                                                                -----   -----
   Net deferred tax asset (liability)                           $ (41)  $  73
                                                                =====   =====

The Company is included in the consolidated federal income tax return of its ultimate parent, American International Group. Under the tax sharing agreement with American International Group, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $521 million and concluded a $433 million valuation allowance was required to reduce the deferred tax asset at December 31, 2009 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of American International Group, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and American International Group entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of American International Group, the continuing earnings strength of the businesses American International Group intends to retain and American International Group recently announced debt and preferred stock transactions with the New York Fed and United States Treasury, respectively, together with other actions American International Group is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.2 DEFERRED INCOME TAXES (CONTINUED)

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

12.3 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2009, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time, it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2009 and 2008, the Company's unrecognized tax benefits, excluding interest and penalties, were $0.2 million. As of December 31, 2009 and 2008, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $0.2 million.

Interest and penalties, if any, related to unrecognized tax benefits are recognized as a component of income tax expense. At December 31, 2009 and 2008, the Company had receivables of $0.5 million, related to interest (net of federal tax). For the year ended December 31, 2009, the Company had no related interest income or expense (net of federal tax) recognized in the statements of income
(loss). For the years ended December 31, 2008 and 2007, the Company had recognized an expense of $0.1 million and income of $1.5 million, respectively, of interest (net of federal tax) in the statements of income (loss).

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate accounts held in connection with variable contracts of life insurance companies. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time issuance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. The tax benefits related to the separate accounts DRD for December 31, 2009 and 2008 were $1 million in both years.

12.4 TAX EXAMINATIONS

The Company is currently under audit by the IRS for calendar year 2004-2005. For 2003, the IRS has completed its fieldwork and issued a Revenue Agent's Report and 30 day letter. The Company has timely filed a protest with respect to certain issues. This protest is currently under review by the IRS. All years prior to 2003 are no longer subject to audit. The Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

13. RELATED PARTY TRANSACTIONS

13.1 EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP

In September 2008, American International Group American International Group entered into an $85 billion revolving credit facility and a guarantee and pledge agreement with the New York Fed. Pursuant to the credit facility agreement, on March 4, 2009, American International Group issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on American International Group's common stock, treating the Series C Preferred Stock as if converted and (ii) to the extent permitted by law, vote with American International Group's common stock on all matters submitted to American International Group shareholders, and holds approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. The credit facility obligations are guaranteed by certain American International Group's subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, American International Group and the New York Fed announced their intent to enter into a transaction pursuant to which American International Group will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an American International Group operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited in one case and American Life Insurance Company ("ALICO") in the other). American International Group expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility. On June 25, 2009, American International Group and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the credit facility agreement. For additional information, see Note 14.

On March 2, 2009, American International Group and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which American International Group will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by in force blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by American International Group.

On April 17, 2009, American International Group entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3, shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by American International Group pursuant to an agreement entered into on November 25, 2008, with the U.S. Department of the Treasury.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

13.1 EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP (CONTINUED)

On April 17, 2009, American International Group and the New York Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. American International Group also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, American International Group issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) American International Group is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of American International Group's voting securities. The liquidation preference of the American International Group Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to American International Group, its subsidiaries or any special purpose vehicle established by or for the benefit of American International Group or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

Since September 2008, American International Group has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. American International Group continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. American International Group has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

See Note 6 for information on affiliate transactions related to the Company's former securities lending activities.

13.2 SICO COMPENSATION

Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of American International Group, its subsidiaries and affiliates. The SICO Plans were created in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is American International Group common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

13.2 SICO COMPENSATION (CONTINUED)

None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company and affiliates by SICO and allocated to the Company, with an offsetting entry to additional paid-in capital reflecting amounts considered to be contributed by SICO. The SICO Plans provide that shares currently owned by SICO are set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of units under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with American International Group or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of American International Group common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

Compensation expense with respect to the SICO Plans was not material in 2009 and aggregated $0.1 million for both 2008 and 2007. Compensation expense with respect to the SICO Plans is included in general and administrative expenses in the statements of income (loss). Additionally, a corresponding increase to additional paid-in capital was recorded in each year.

13.3 OTHER RELATED PARTY TRANSACTIONS

On January 20, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $15.0 million from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2009 and 2008.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SunAmerica Annuity and Life Assurance Company ("SAAL"), dated February 15, 2004, whereby the Company has the right to borrow up to $15.0 million from SAAL. This arrangement was amended and restated solely for the purpose of reflecting the name change of AIG SunAmerica Life Assurance Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2009 and 2008.

On February 15, 2004, the Company entered into a short-term financing arrangement with SAAL whereby SAAL has the right to borrow up to $15.0 million from the Company. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2009 and 2008.

On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII") whereby the Company has the right to borrow up to $15.0 million from SAII. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2009 and 2008.

The Company pays commissions, including support fees to defray marketing and training costs, to four affiliated broker-dealers for distributing its annuity products. Commissions paid to these broker-dealers totaled $0.6 million, $1.9 million and $1.6 million in 2009, 2008 and 2007, respectively. These affiliated broker-dealers represented approximately 0.4 percent, 2 percent and 2 percent of premiums in 2009, 2008 and 2007, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

13.3 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to a Service and Expense Agreement, American International Group provides, or causes to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services were $10.9 million, $14.0 million and $12.8 million in 2009, 2008 and 2007, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $1.3 million, $3.4 million and $2.4 million in 2009, 2008 and 2007, respectively, and is deferred and amortized as part of DAC. The other components of these costs are included in general and administrative expenses in the statements of income (loss).

An affiliate of the Company is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were approximately $3.5 million, $2.6 million and $2.4 million in 2009, 2008 and 2007, respectively. Additionally, costs charged to the Company for marketing such policies amounted to $5.0 million, $4.1 million and $3.2 million for the years ended December 31, 2009, 2008 and 2007, respectively, and are deferred and amortized as part of DAC. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2.9 million, $2.9 million and $3.2 million in 2009, 2008 and 2007, respectively.

The Company incurred $0.5 million and $1.4 million of management fee expense to an affiliate of the Company to administer its securities lending program during the years ended December 31, 2008 and 2007, respectively. There were no management fees incurred in 2009.

On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage on all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $1.8 million, $2.2 million and $2.3 million in 2009, 2008 and 2007, respectively, and are included in variable annuity policy fees in the statements of income (loss).

The Company has a support agreement in effect between the Company and American International Group (the "Support Agreement"), pursuant to which American International Group will cause the Company to maintain a contract holders' surplus of not less than $1.0 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, American International Group will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by American International Group to any person of any obligations of the Company. American International Group may terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against American International Group and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against American International Group.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

13.3 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

The Company's insurance policy obligations for individual and group contracts issued prior to January 31, 2008, at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of American International Group and an affiliate of the Company. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public. As of January 31, 2008, at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that the contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

14. SUBSEQUENT EVENTS

EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP

On March 1, 2010, American International Group announced a definitive agreement for the sale of the AIA Group Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, American International Group announced a definitive agreement for the sale of ALICO, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve their desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

14. SUBSEQUENT EVENTS (CONTINUED)

OTHER RELATED PARTY TRANSACTIONS

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                       AMERICAN HOME ASSURANCE COMPANY

                    STATUTORY BASIS FINANCIAL STATEMENTS

                      DECEMBER 31, 2009, 2008 AND 2007

                              TABLE OF CONTENTS

Report of Independent Auditors............................................    2
Statements of Admitted Assets.............................................    3
Statements of Liabilities, Capital and Surplus............................    4
Statements of Income and Changes in Capital and Surplus...................    5
Statements of Cash Flow...................................................    6
Notes to Statutory Basis Financial Statements.............................    7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2009 and 2008, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years then ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years then ended December 31, 2009, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

New York, NY

April 30, 2010

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                2009          2008
------------------                                                            -----------   -----------
Cash and invested assets:
   Bonds, at amortized cost (market value: 2009 - $16,447,457;
      2008 - $13,274,193)                                                     $16,002,641   $13,907,986
   Stocks:
      Common stocks, at market value
         (cost: 2009 - $586,509; 2008 - $1,278,987)                             1,031,425     2,064,755
      Preferred stocks, primarily at carrying value (cost: 2009 - $107,923;
         2008 - $160,145)                                                         121,584       138,025
   Other invested assets, primarily at equity (cost: 2009 - $1,315,957;
      2008 - $1,505,810)                                                        1,382,807     1,555,659
   Short-term investments, at amortized cost (approximates market value)        1,322,118       228,165
   Cash                                                                            65,611       848,594
   Receivable for securities                                                        1,582         1,711
                                                                              -----------   -----------
         TOTAL CASH AND INVESTED ASSETS                                        19,927,768    18,744,895
                                                                              -----------   -----------
Investment income due and accrued                                                 207,602       191,761
Agents' balances or uncollected premiums:
   Premiums in course of collection                                               432,514       741,337
   Premiums and installments booked but deferred and not yet due                  386,394       408,671
   Accrued retrospective premiums                                               1,505,393     1,556,749
Amounts billed and receivable from high deductible policies                        12,387        23,162
Reinsurance recoverable on loss payments                                          504,738       645,764
Funds held by or deposited with reinsurers                                         24,762        19,148
Deposit accounting assets                                                           1,595       530,085
Deposit accounting assets - funds held                                             88,515        88,515
Federal and foreign income taxes recoverable from affiliate                       366,126       406,899
Net deferred tax assets                                                           709,846       446,613
Equities in underwriting pools and associations                                   581,017       699,244
Receivable from parent, subsidiaries and affiliates                                90,835       830,717
Other admitted assets                                                             141,657        84,408
                                                                              -----------   -----------
         TOTAL ADMITTED ASSETS                                                $24,981,149   $25,417,968
                                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                         2009          2008
------------------                                                     -----------   -----------
                             Liabilities
Reserves for losses and loss adjustment expenses                       $13,482,501   $13,268,600
Unearned premium reserves                                                3,666,815     3,928,201
Commissions, premium taxes, and other expenses payable                     222,097       311,636
Reinsurance payable on paid loss and loss adjustment expenses              210,197       507,387
Funds held by company under reinsurance treaties                           153,878       173,173
Provision for reinsurance                                                   88,624        95,592
Ceded reinsurance premiums payable, net of ceding commissions              316,019       448,515
Retroactive reinsurance reserves - assumed                                   6,970         6,984
Retroactive reinsurance reserves - ceded                                    (2,028)       (4,907)
Deposit accounting liabilities                                             178,479       188,303
Deposit accounting liabilities - funds held                                     --       484,067
Collateral deposit liability                                               417,834       318,127
Payable to parent, subsidiaries and affiliates                              70,668        38,999
Other liabilities                                                          296,741       240,118
                                                                       -----------   -----------
   TOTAL LIABILITIES                                                    19,108,795    20,004,795
                                                                       -----------   -----------
                         Capital and Surplus
Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding                                  25,426        25,426
Capital in excess of par value                                           4,087,717     3,739,388
Unassigned surplus                                                       1,485,897     1,646,043
Special surplus tax - SSAP 10R                                             272,916            --
Special surplus funds from retroactive reinsurance                             398         2,316
                                                                       -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                             5,872,354     5,413,173
                                                                       -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                             $24,981,149   $25,417,968
                                                                       ===========   ===========

                See Notes to Statutory Basis Financial Statements

                       AMERICAN HOME ASSURANCE COMPANY

           STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                               STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                               (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                       2009          2008         2007
--------------------------------                                                    ----------   -----------   ----------
                                                   Statements of Income
Underwriting income:
   Premiums earned                                                                  $6,354,545   $ 7,393,221   $7,703,016
                                                                                    ----------   -----------   ----------
Underwriting deductions:
   Losses incurred                                                                   4,699,991     4,800,023    4,444,636
   Loss adjustment expenses incurred                                                   768,136       742,400      840,801
   Other underwriting expenses incurred                                              1,646,098     1,846,019    1,864,547
                                                                                    ----------   -----------   ----------
Total underwriting deductions                                                        7,114,225     7,388,442    7,149,984
                                                                                    ----------   -----------   ----------
NET UNDERWRITING (LOSS) INCOME                                                        (759,680)        4,779      553,032
                                                                                    ----------   -----------   ----------
Investment income:
   Net investment income earned                                                        791,263       912,331    1,019,018
   Net realized capital gains/(loss) (net of capital gains taxes: 2009 - $57,389;
      2008 - ($270,995); 2007 - $29,141)                                                93,056      (671,273)     117,037
                                                                                    ----------   -----------   ----------
NET INVESTMENT GAIN                                                                    884,319       241,058    1,136,055
                                                                                    ----------   -----------   ----------
Net loss from agents' or premium balances charged-off                                  (25,860)      (48,507)     (85,724)
Finance and service charges not included in premium                                      4,596        15,008       16,449
Other income                                                                            24,110       384,065       76,290
                                                                                    ----------   -----------   ----------
INCOME AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES                       127,485       596,403    1,696,102
Federal income tax (benefit) expense                                                  (122,307)      235,238      348,359
                                                                                    ----------   -----------   ----------
   NET INCOME                                                                       $  249,792   $   361,165   $1,347,743
                                                                                    ==========   ===========   ==========
                                              Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year                               $5,413,173   $ 7,296,957   $6,211,853
   Adjustment to beginning surplus                                                     (32,602)          935      (56,532)
                                                                                    ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                                                5,380,571     7,297,892    6,155,321
                                                                                    ----------   -----------   ----------
Changes in  accouting principles (refer to Note 2)
   Adoption of SSAP 10R                                                                272,916            --           --
   Adoption of SSAP 43R                                                                (12,429)           --           --
Other changes in capital and surplus:
   Net income                                                                          249,792       361,165    1,347,743
   Change in net unrealized capital gains (net of capital gains taxes:
      2009 - $(202,913);  2008 - ($94,517); 2007 - $131,952)                          (113,064)   (1,194,450)    (103,183)
   Change in net deferred income tax                                                    59,354       (40,420)     (73,791)
   Change in non-admitted assets                                                      (318,767)       47,173      184,885
   Change in provision for reinsurance                                                   6,968        20,252       12,980
   Paid in capital and surplus                                                         343,286       856,617      161,945
   Dividends to stockholder                                                                 --    (1,582,633)    (615,000)
   Other surplus adjustments                                                            (7,211)       (6,013)      (1,572)
   Foreign exchange translation                                                         10,938      (346,410)     227,629
                                                                                    ----------   -----------   ----------
      TOTAL OTHER CHANGES IN CAPITAL AND SURPLUS                                       231,296    (1,884,719)   1,141,636
                                                                                    ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                             $5,872,354   $ 5,413,173   $7,296,957
                                                                                    ==========   ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                       2009          2008          2007
--------------------------------                                                    ----------   -----------   -----------
                                                   Cash From Operations
Premiums collected, net of reinsurance                                              $6,306,324   $ 6,928,614   $ 7,948,658
Net investment income                                                                  743,343       975,968     1,058,334
Miscellaneous (expense) income                                                          (2,769)      349,699         7,137
                                                                                    ----------   -----------   -----------
   SUB-TOTAL                                                                         7,046,898     8,254,281     9,014,129
                                                                                    ----------   -----------   -----------
Benefit and loss related payments                                                    4,597,184     5,083,511     3,805,525
Commission and other expense paid                                                    2,520,462     2,518,097     2,470,003
Dividends paid to policyholders                                                            233           108           123
Federal and foreign income taxes (recovered) paid                                     (296,845)      190,586       330,784
                                                                                    ----------   -----------   -----------
   NET CASH PROVIDED FROM OPERATIONS                                                   225,864       461,979     2,407,694
                                                                                    ----------   -----------   -----------
                                                   Cash From Investments
Proceeds from investments sold, matured, or repaid
   Bonds                                                                             4,332,397     7,091,835     4,926,616
   Stocks                                                                            1,731,884     2,999,022     3,450,014
   Other                                                                               222,781       468,262       269,849
                                                                                    ----------   -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                          6,287,062    10,559,119     8,646,479
                                                                                    ----------   -----------   -----------
Cost of investments acquired
   Bonds                                                                             6,666,144     5,302,577     5,748,239
   Stocks                                                                              496,025     2,918,679     3,296,552
   Other                                                                               107,966       227,385       772,178
                                                                                    ----------   -----------   -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                                7,270,135     8,448,641     9,816,969
                                                                                    ----------   -----------   -----------
   NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES                                (983,073)    2,110,478    (1,170,490)
                                                                                    ----------   -----------   -----------
                                       Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in                                                             91,418       691,898            --
Intercompany receivable and payable, net                                               771,557    (1,798,258)      (26,540)
Net deposit on deposit-type contracts and other insurance                               74,417        36,501        71,282
Equities in underwriting pools and associations                                        125,605       507,442      (360,841)
Collateral deposit liability                                                            31,448       (36,789)     (258,127)
Borrowed funds                                                                              --      (304,398)      101,075
Dividends to stockholder                                                                    --    (1,582,633)     (615,000)
Other                                                                                  (26,266)      548,510        (4,145)
                                                                                    ----------   -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES                             1,068,179    (1,937,727)   (1,092,296)
                                                                                    ----------   -----------   -----------
   EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                  --            --         3,329
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                       310,970       634,730       148,237
Cash and short-term investments:
   Beginning of year                                                                 1,076,759       442,029       293,792
                                                                                    ----------   -----------   -----------
   END OF YEAR                                                                      $1,387,729   $ 1,076,759   $   442,029
                                                                                    ==========   ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation (formerly known as AIG Commercial Insurance Group, Inc.), which is in turn owned by Chartis Inc., a Delaware corporation, (formerly known as AIU Holdings, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and Chartis Inc.

     In July 2009, AIG rebranded its General Insurance Operations as Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International).

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The names, the National Association of Insurance Commissioners (NAIC) company codes and inter-company pooling percentages of the Commercial Pool participants are as follows:

                                                                                                        Pool
                                                                                           NAIC    Participation
Company                                                                                  Co Code     Percentage
-------                                                                                  -------   -------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. * (National Union)                    19445         38%
(2) American Home Assurance Company (American Home)                                       19380         36%
(3) Commerce and Industry Insurance Company  (C&I)                                        19410         11%
(4) Chartis Property Casualty Company (Chartis PC) (formerly AIG Casualty Company)        19402          5%
(5) New Hampshire Insurance Company (New Hampshire)                                       23841          5%
(6) The Insurance Company of the State of Pennsylvania (ISOP)                             19429          5%
(7) Chartis Casualty Company (formerly American International South Insurance Company)    40258          0%
(8) Granite State Insurance Company                                                       23809          0%
(9) Illinois National Insurance Co.                                                       23817          0%

*    Lead Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association. As a consequence of the American Home Canadian Branch novation, the Canadian operations are included in the Statements of Income for the ten months ended November 1, 2008 and the year ended December 31, 2007.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Commercial Pool (formerly known as the National Union Commercial Pool). Refer to Note 5 for additional information.

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

     In 2007, the Superintendent permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures; as of December 31, 2007, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $30,616.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

DECEMBER 31,                                             2009         2008         2007
------------                                          ----------   ----------   ----------
NET INCOME, NY SAP                                    $  249,792   $  361,165   $1,347,743
State prescribed practices - (deduction):
   Non-tabular discounting                               (89,222)     (71,999)     (21,301)
                                                      ----------   ----------   ----------
NET INCOME, NAIC SAP                                  $  160,570   $  289,166   $1,326,442
                                                      ==========   ==========   ==========
STATUTORY SURPLUS, NY SAP                             $5,872,354   $5,413,173   $7,296,957
State prescribed or permitted practices - (charge):
   Non-tabular discounting                              (416,993)    (327,771)    (255,772)
   Credits for reinsurance                              (190,105)     (64,629)    (106,577)
   SSAP 48/SSAP 97                                            --           --      (30,616)
                                                      ----------   ----------   ----------
STATUTORY SURPLUS, NAIC SAP                           $5,265,256   $5,020,773   $6,903,992
                                                      ==========   ==========   ==========

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2009, 2008 and 2007 reporting periods.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     j. Statutory accounting and GAAP are consistent for the accounting of structured settlement annuities where the reporting entity is the owner and payee, and where the claimant is the owner and payee and the reporting entity has been released from its obligation.

          GAAP distinguishes structured settlement annuities where the owner is the claimant and a legally enforceable release from the reporting entity's liability is obtained from those where the claimant is the owner and payee but the reporting entity has not been released from its obligation. GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity where the claimant is the owner and payee yet the reporting entity has not been released from its obligation.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

     Invested Assets: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office).

          Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or market value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          income over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2009 and 2008, the market value of the Company's loan-backed and structured securities approximated $1,121,005 and $188,891, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP (discounted market value approach), with the exception of Transatlantic Holdings, Inc. (TRH), as more fully discussed below. The average discount rate for such investments was 16% and 7% as of December 31, 2009 and 2008, respectively. In 2008, the Company received approval from NY SAP to account for its investment in TRH based on the equity method in accordance with US GAAP financial statements and certain adjustments indicated by the NAIC Statements of Statutory Accounting Principles
          (SSAP) No. 97, Investments in SCA Entities, (SSAP 97). Prior to 2008, TRH was accounted for based on the discounted market value approach in accordance with paragraph 8(a) of SSAP 97. The impact to surplus due to this change in methodology was approximately $265,000. All other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

     - Net Investment Gains: Net investment gains consist of net investment income earned and realized gains from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          not been written-off are non-admitted by the Company. As of December 31, 2009 and 2008, no investment income due and accrued was determined to be uncollectible or non-admitted.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, and foreign currency translation are credited or charged to unassigned surplus.

     Other Than Temporary Impairment:

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including SSAP Nos. 43R, 99 and INT 06-07. For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

     In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

          - Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

          - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          - The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          -    The Company may not realize a full recovery on its investment;

          -    Fundamental credit issues of the issuer;

          - An intent to sell the investment prior to the recovery of cost of the investment;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

          - An order of liquidation or other fundamental credit issues with the partnership;

          - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          - Evaluation of the current stage of the life cycle of the investment;

          - An intent to sell the investment prior to the recovery of cost of the investment;

          - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

     As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised) - Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes nonadmitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as nonadmitted and thereafter for 10% of any amounts recoverable not offset by retrospective return premiums or collateral. At December 31, 2009 and 2008, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,505,393 and $1,556,749, respectively, net of non-admitted premium balances of $60,232 and $72,597, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

For the years ended December 31,                                   2009       2008       2007
--------------------------------                                 --------   --------   --------
Net written premiums subject to retrospectively rated premiums   $526,445   $648,672   $811,018
Percentage of total net written premiums                              8.3%       9.5%      10.6%

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

     In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $159 and $219 in 2009 and 2008, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $21,973 and $400 in 2009 and 2008, respectively.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the Statement of Income as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY SAP; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

     High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2009 and 2008, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,608,545 and $3,613,086, respectively.

     The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2009 and 2008, the net amount billed and recoverable on paid claims was $44,670 and $64,016, respectively, of which $32,283 and $40,854, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
     (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,383,737 and $2,263,861, as of December 31, 2009 and 2008,
     respectively. As of December 31, 2009 and 2008, the Company's tabular discount amounted to $240,933 and $263,886, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by NY SAP. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,383,737 and $2,263,861 as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, the Company's non-tabular discount amounted to $416,993 and $327,771, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2009 and 2008, depreciation and amortization expense amounted to $22,999 and $25,260, and accumulated depreciation as of December 31, 2009 and 2008 amounted to $122,835

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     and $141,379, respectively.

     Reclassifications: Certain balances contained in the 2008 and 2007 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGES IN ACCOUNTING PRINCIPLES:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 Annual Statement, net of the related tax effect:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                      Direct (Charge) or Credit
                                                                        to Unassigned Surplus
                                                                      -------------------------
Gross cumulative effect adjustment (CEA) - Net increase in the
amortized cost of loan-backed and structured securities at adoption           $(19,122)
Deferred tax on gross CEA                                                        6,693
                                                                              --------
Net cumulative effect of Change in Accounting Principle included in
the Statement of Capital and Surplus                                          $(12,429)
                                                                              ========

SSAP 10R

The Company accounted its income taxes in accordance with SSAP 10, Income Taxes. On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R. See Note 9 herein for further discussion.

Presentation of Hybrid Securities

Effective January 1, 2009, the NAIC requires that any hybrid securities meeting the NAIC's definition be reported as bonds. The NAIC defines hybrid securities as those securities whose proceeds are accorded some degree of equity treatment by one or more of the nationally recognized statistical rating organizations and/or which are recognized as regulatory capital by the issuer's primary regulatory authority. Hybrid securities are designed with characteristics of debt and of equity and are intended to provide protection to the issuer's senior note holders. Hybrid securities are sometimes referred to as capital securities.

Prior to January 1, 2009, pursuant to the NAIC's short-term reporting guidance, all hybrid securities were reported as preferred stocks, except for those hybrid securities that had specifically been classified as bonds by the Securities Valuation Office (SVO) of the NAIC. The Company reported hybrid securities totaling $72,396 and $112,000 as of December 31, 2009 and 2008, respectively. This change had no impact to the Statements of Income and Changes in Capital and Surplus.

B. OTHER ADJUSTMENTS TO SURPLUS:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2008, 2007 and 2006 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in an after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to unassigned surplus as of January 1, 2009, 2008 and 2007. The impact of these adjustments on policyholder surplus as of January 1, 2009, 2008 and 2007 is as follows:

                                                                           POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                                              SURPLUS          ASSETS       LIABILITIES
                                                                           -------------   --------------   -----------
BALANCE AT DECEMBER 31, 2008                                                $5,413,173       $25,417,968    $20,004,795
Adjustments to beginning Capital and Surplus:
   Asset realization                                                            30,679            30,679             --
   Liability correction                                                        (97,307)               --         97,307
   Federal income taxes (includes $5,044 of deemed capital contribution)        34,026            34,026             --
                                                                            ----------       -----------    -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS                       (32,602)           64,705         97,307
                                                                            ----------       -----------    -----------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                                     $5,380,571       $25,482,673    $20,102,102
                                                                            ==========       ===========    ===========

An explanation for each of the adjustments for prior period corrections is described below:

The increase in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (such as: reconciliation adjustments, and insolvency/commutation write-offs).

The decrease in Federal Income taxes is primarily the result of: (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in nonadmitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                 POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                                     SURPLUS         ASSETS       LIABILITIES
                                                                 -------------   --------------   -----------
BALANCE AT DECEMBER 31, 2007                                      $7,296,957       $28,856,420    $21,559,463
Adjustments to beginning Capital and Surplus:
   Asset realization                                                  (9,156)           (9,156)            --
   Liability correction                                               15,525                --        (15,525)
   Federal income taxes, net of capital adjustments of $58,700        (5,434)           (5,434)            --
                                                                  ----------       -----------    -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS                 935           (14,590)       (15,525)
                                                                  ----------       -----------    -----------
BALANCE AT JANUARY 1, 2008, AS ADJUSTED                           $7,297,892       $28,841,830    $21,543,938
                                                                  ==========       ===========    ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above.

                                                           POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                              SURPLUS          ASSETS       LIABILITIES
                                                           -------------   --------------   ------------
BALANCE AT DECEMBER 31, 2006                                $6,211,853      $28,409,596      $22,197,743
Adjustments to beginning Capital and Surplus:
   Federal income taxes                                        (79,156)         (79,156)              --
   Goodwill                                                      2,146            2,146               --
   Asset admissibility                                           5,841            5,841               --
   Expense recognition                                          14,637               --          (14,637)
                                                            ----------      -----------      -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS       (56,532)         (71,169)         (14,637)
                                                            ----------      -----------      -----------
BALANCE AT JANUARY 1, 2007, AS ADJUSTED                     $6,155,321      $28,338,427      $22,183,106
                                                            ==========      ===========      ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2009 and 2008.

                                               2009                       2008
                                     -------------------------   -------------------------
                                       CARRYING     STATUTORY      CARRYING     STATUTORY
                                        AMOUNT      FAIR VALUE      AMOUNT      FAIR VALUE
                                     -----------   -----------   -----------   -----------
Assets:
   Bonds                             $16,002,641   $16,447,457   $13,907,986   $13,274,193
   Common stocks                       1,031,425     1,031,425     2,064,755     2,064,755
   Preferred stocks                      121,584       121,933       138,025       138,025
   Other invested assets               1,382,807     1,382,807     1,555,659     1,555,659
   Cash and short-term investments     1,387,729     1,387,729     1,076,759     1,076,759
   Receivable for securities               1,582         1,582         1,711         1,711
   Equities in underwriting pools
      and associations                   581,017       581,017       699,244       699,244
Liabilities:
   Collateral deposit liability      $   417,834   $   417,834   $   318,127   $   318,127

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     - The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     - The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

     - Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

     - The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2009 and 2008 are outlined in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                    GROSS        GROSS
                                                                    AMORTIZED    UNREALIZED   UNREALIZED      MARKET
                                                                       COST         GAINS       LOSSES         VALUE
                                                                   -----------   ----------   ----------   -----------
AS OF DECEMBER 31, 2009
   U.S. governments                                                $   540,549    $  3,443     $  7,737    $   536,255
   All other governments                                               489,169      10,356        2,997        496,528
   States, territories and possessions                               2,315,485     128,208       13,486      2,430,207
   Political subdivisions of states, territories and possessions     3,090,767     133,226        5,565      3,218,428
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and
      authorities and their political subdivisions                   7,893,035     261,797       50,132      8,104,700
   Hybrid securities                                                    76,728          70        4,402         72,396
   Industrial and miscellaneous                                      1,596,908      20,397       28,362      1,588,943
                                                                   -----------    --------     --------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2009                         $16,002,641    $557,497     $112,681    $16,447,457
                                                                   ===========    ========     ========    ===========
AS OF DECEMBER 31, 2008
   U.S. governments                                                $   342,814    $ 17,532     $    857    $   359,489
   All other governments                                               237,743       5,372           71        243,044
   States, territories and possessions                               2,477,551      62,833       65,735      2,474,649
   Political subdivisions of states, territories and possessions     2,937,737      51,776       68,565      2,920,948
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and
      authorities and their political subdivisions                   6,841,572      81,971      442,673      6,480,870
   Hybrid securities                                                   117,650          18        5,668        112,000
   Public utilities                                                     37,551         490           --         38,041
   Industrial and miscellaneous                                        915,368       4,936      275,152        645,152
                                                                   -----------    --------     --------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2008                         $13,907,986    $224,928     $858,721    $13,274,193
                                                                   ===========    ========     ========    ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The amortized cost and market values of bonds at December 31, 2009, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                          AMORTIZED       MARKET
                                             COST         VALUE
                                         -----------   -----------
Due in one year or less                  $    80,365   $    82,322
Due after one year through five years      1,944,951     2,009,077
Due after five years through ten years     3,618,623     3,754,341
Due after ten years                        9,225,715     9,480,712
Structured securities                      1,132,987     1,121,005
                                         -----------   -----------
   TOTAL BONDS                           $16,002,641   $16,447,457
                                         ===========   ===========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,            2009                       2008                      2007
--------------------------------   -----------------------   -----------------------   -----------------------
                                                  EQUITY                    EQUITY                    EQUITY
                                      BONDS     SECURITIES      BONDS     SECURITIES      BONDS     SECURITIES
                                   ----------   ----------   ----------   ----------   ----------   ----------
Proceeds from sales                $3,921,920   $1,636,318   $6,117,426   $2,755,122   $4,142,868   $2,980,634
Gross realized gains                   36,760      628,427       80,829      255,843       83,609      191,600
Gross realized losses                  46,196      225,886      125,139      487,333       17,451      151,981

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The cost or amortized cost and market value of the Company's common and preferred stocks as of December 31, 2009 and 2008 are set forth in the table below:

                                          DECEMBER 31, 2009
                    -------------------------------------------------------------
                     COST OR       GROSS        GROSS
                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST        GAINS       LOSSES        VALUE        VALUE
                    ---------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated        $183,313    $  9,594     $ 55,546    $  137,361   $  137,361
   Non-affiliated     403,196     535,657       44,789       894,064      894,064
                     --------    --------     --------    ----------   ----------
      TOTAL          $586,509    $545,251     $100,335    $1,031,425   $1,031,425
                     ========    ========     ========    ==========   ==========
Preferred stocks:
   Non-affiliated    $107,923    $ 14,066     $     55    $  121,933   $  121,584
                     --------    --------     --------    ----------   ----------
      TOTAL          $107,923    $ 14,066     $     55    $  121,933   $  121,584
                     ========    ========     ========    ==========   ==========

                                           DECEMBER 31, 2008
                    --------------------------------------------------------------
                      COST OR       GROSS       GROSS
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST         GAINS       LOSSES        VALUE        VALUE
                    ----------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated       $  494,547   $  981,812    $130,781    $1,345,578   $1,345,578
   Non-affiliated      784,440       86,171     151,434       719,177      719,177
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $1,278,987   $1,067,983    $282,215    $2,064,755   $2,064,755
                    ==========   ==========    ========    ==========   ==========
Preferred stocks:
   Non-affiliated   $  160,145   $    1,878    $ 23,998    $  138,025   $  138,025
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $  160,145   $    1,878    $ 23,998    $  138,025   $  138,025
                    ==========   ==========    ========    ==========   ==========

The Company held no derivative investment as of December 31, 2009.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2009 and 2008 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2009:
   U. S. governments                     $  459,676    $  7,737    $     --     $    --    $  459,676    $  7,737
   All other governments                    101,140         635      35,900       2,362       137,040       2,997
   States, territories and possessions      207,104       6,894      62,643       6,592       269,747      13,486
   Political subdivisions of states,
      territories and possessions           236,002       5,065      15,884         500       251,886       5,565
   Special revenue                          895,012      15,437     596,657      34,695     1,491,669      50,132
   Hybrid securities                         21,811       4,402          --          --        21,811       4,402
   Industrial and miscellaneous             284,987      27,845         660         517       285,647      28,362
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL BONDS                            2,205,732      68,015     711,744      44,666     2,917,476     112,681
                                         ----------    --------    --------     -------    ----------    --------
   Affiliated                                79,958      44,519      24,300      11,027       104,258      55,546
   Non-affiliated                            72,640      19,952      66,442      24,837       139,082      44,789
                                         ----------    --------    --------     -------    ----------    --------
   Common stock                             152,598      64,471      90,742      35,864       243,340     100,335
                                         ----------    --------    --------     -------    ----------    --------
   Preferred stock                           11,739          55          --          --        11,739          55
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL STOCKS                             164,337      64,526      90,742      35,864       255,079     100,390
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL BONDS AND STOCKS                $2,370,069    $132,541    $802,486     $80,530    $3,172,555    $213,071
                                         ==========    ========    ========     =======    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                            12 MONTHS OR LESS       GREATER THAN 12 MONTHS            TOTAL
                                         -----------------------   -----------------------   -----------------------
                                            FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
       DESCRIPTION OF SECURITIES            VALUE       LOSSES        VALUE       LOSSES        VALUE       LOSSES
       -------------------------         ----------   ----------   ----------   ----------   ----------   ----------
As of December 31, 2008:
   U. S. governments                     $   70,176    $    857    $       --    $     --    $   70,176   $      857
   All other governments                      3,084          71            --          --         3,084           71
   States, territories and possessions      889,564      53,490       107,537      12,245       997,101       65,735
   Political subdivisions of states,
      territories and possessions         1,701,805      61,935       109,475       6,630     1,811,280       68,565
   Special revenue                        3,548,004     235,961       883,394     206,712     4,431,398      442,673
   Industrial and miscellaneous             320,499     218,513       116,324      62,307       436,823      280,820
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL BONDS                            6,533,132     570,827     1,216,730     287,894     7,749,862      858,721
                                         ----------    --------    ----------    --------    ----------   ----------
   Affiliated                                    --         408       129,959     130,373       129,959      130,781
   Non-affiliated                           382,359     142,256         8,227       9,178       390,586      151,434
                                         ----------    --------    ----------    --------    ----------   ----------
   Common stock                             382,359     142,664       138,186     139,551       520,545      282,215
                                         ----------    --------    ----------    --------    ----------   ----------
   Preferred Stock                           87,082      20,966            --       3,033        87,082       23,999
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL STOCKS                             469,441     163,630       138,186     142,584       607,627      306,214
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL BONDS AND STOCKS                $7,002,573    $734,457    $1,354,916    $430,478    $8,357,489   $1,164,935
                                         ==========    ========    ==========    ========    ==========   ==========

As of December 31, 2009 and 2008, the Company does not intend to sell these securities.

The Company reported write-downs on its bond investments due to OTTI in fair value of $38,733, $28,758 and $14,097 in 2009, 2008 and 2007, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $38,827, $437,833 and $16,271 during 2009, 2008 and 2007, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company reported the following write-downs on its joint venture and partnership investments due to OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                 2009      2008      2007
--------------------------------               --------   ------   -------
AIG Black Sea Holding, L.P. (BTC Investment)   $ 57,728   $   --   $    --
AIG Private Equity Portfolio, L.P.                3,542       --        --
Arrowpath Fund II, L.P.                           4,973       --        --
Blackstone Kalix Fund L.P.                        3,179       --        --
Brencourt Multi-Strategy, L.P.                    3,899       --        --
Capvest Equity Partners, L.P.                    13,372       --        --
Electra European Fund II                         17,266       --     2,619
J.C. Flowers Fund II, L.P.                       20,286       --     6,017
Meritage Private Equity Fund, L.P.                1,239       --        --
Valueact Capital Partners III                     8,811       --        --
AZ Auto Hldgs LLC                                 4,102       --        --
Valueact Capital Partners                            --    2,270        --
Spencer Capital Opportunity Fund LLP                 --    1,213        --
ATV VI                                               --       --     1,604
TH Lee Putnam                                        --       --     1,000
Morgan Stanley III                                   --       --     1,032
Items less than $1.0 million                      2,255    2,380     1,820
                                               --------   ------   -------
   TOTAL                                       $140,652   $5,863   $14,092
                                               ========   ======   =======

Securities carried at an amortized cost of $1,210,917 and $1,066,438 were deposited with regulatory authorities as required by law as of December 31, 2009 and 2008, respectively.

During 2009, 2008 and 2007, included in Net Investment Income Earned were investment expenses of $11,116, $8,439 and $9,607, respectively and interest expense of $9,737, $27,739 and $99,036, respectively.

In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds and hybrid securities with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     - Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     - Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available, market values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used as of December 31, 2009 and 2008:

                                DECEMBER 31, 2009
                   ------------------------------------------
                    Level 1    Level 2   Level 3      Total
                   --------   --------   -------   ----------
Bonds              $     --   $  8,462   $37,738   $   46,200
Common stocks       880,282     13,782        --      894,064
Preferred stocks         --    117,676     2,905      120,581
                   --------   --------   -------   ----------
Total              $880,282   $139,920   $40,643   $1,060,845
                   ========   ========   =======   ==========

                                DECEMBER 31, 2008
                   ------------------------------------------
                    Level 1    Level 2   Level 3      Total
                   --------   --------   -------   ----------
Bonds              $     --   $107,099   $44,055   $  151,154
Common stocks       857,376        371     8,660      866,407
Preferred stocks        739    137,285        --      138,024
                   --------   --------   -------   ----------
Total              $858,115   $244,755   $52,715   $1,155,585
                   ========   ========   =======   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The following table presents changes during 2009 and 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2009 and 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2009 and 2008.

                                   Net Realized and Unrealized
                      Balance     Gains (Losses) Included in Net    Unrealized Gains   Purchases, Sales,                Balance at
                   Beginning of   Investment Income and Realized   (Losses) Included      Issuances,       Transfers   December 31,
                       Year           Capital Gains (Losses)           in Surplus       Settlements, Net    In (Out)       2009
                   ------------   ------------------------------   -----------------   -----------------   ---------   ------------
Bonds                 $44,055                $(23,257)                   $14,459            $(5,120)        $ 7,601       $37,738
Common stocks           8,660                      --                     (1,016)                --          (7,644)           --
Preferred stocks           --                      --                       (128)                --           3,033         2,905
                      -------                --------                    -------            -------         -------       -------
Total                 $52,715                $(23,257)                   $13,315            $(5,120)        $ 2,990       $40,643
                      =======                ========                    =======            =======         =======       =======

                                   Net Realized and Unrealized
                      Balance     Gains (Losses) Included in Net    Unrealized Gains   Purchases, Sales,                Balance at
                   Beginning of   Investment Income and Realized   (Losses) Included       Issuances,      Transfers   December 31,
                       Year           Capital Gains (Losses)           in Surplus       Settlements, Net    In (Out)       2008
                   ------------   ------------------------------   -----------------   -----------------   ---------   ------------
Bonds                 $47,498                 $(155)                     $(13,034)           $(2,843)       $12,589       $44,055
Common stocks          13,295                    60                        (5,957)             1,262             --         8,660
                      -------                 -----                      --------            -------        -------       -------
Total                 $60,793                 $ (95)                     $(18,991)           $(1,581)       $12,589       $52,715
                      =======                 =====                      ========            =======        =======       =======

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Other invested assets

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

                                  DECEMBER 31, 2009
                        -------------------------------------
                        Level 1   Level 2   Level 3    Total
                        -------   -------   -------   -------
Other invested assets     $--       $--     $29,323   $29,323
                          ---       ---     -------   -------
Total                     $--       $--     $29,323   $29,323
                          ===       ===     =======   =======

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                  DECEMBER 31, 2008
                        -------------------------------------
                        Level 1   Level 2   Level 3    Total
                        -------   -------   -------   -------
Other invested assets     $--       $787     $1,068   $1,855
                          ---       ----     ------   ------
Total                     $--       $787     $1,068   $1,855
                          ===       ====     ======   ======

Loan-Backed and Structured Securities:

1. At December 31, 2009, the Company had no loan-backed and structured securities with the intent to sell or that the Company does not have the intent or ability to hold to recovery.

2. At December 31, 2009, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI after adoption of SSAP 43R:

            Book/Adjusted Carrying
                Value Amortized
              Cost Before Current      Present Value of     Recognized   Amortized Cost
  Cusip           Period OTTI        Projected Cash Flows      OTTI        After OTTI     Fair Value
  -----     ----------------------   --------------------   ----------   --------------   ----------
126694A40           $   172                 $   169           $    3         $   169        $   147
23243AAB2             8,944                   8,802              142           8,802          6,487
23244JAC0             4,421                   4,414                7           4,414          3,325
251510LD3             6,534                   6,431              103           6,431          3,474
39538AAC0             3,528                   3,480               48           3,480          1,910
39538AAG1             4,286                   4,062              224           4,062            882
39538BAB0             3,594                   3,537               57           3,537          1,879
39538BAE4             4,347                   4,181              166           4,181          1,124
39538CAC6             3,564                   3,522               42           3,522          1,230
39538CAE2             4,765                   2,865            1,900           2,865          1,198
39539HAC4             3,446                   3,420               26           3,420          2,280
45254NQX8             2,428                   2,318              110           2,318          1,527
525221JH1             2,502                   2,482               20           2,482          1,627
52522RAB6             5,871                   5,771              100           5,771          4,970
52525LAQ3             6,237                   5,301              936           5,301          3,377
550279AA1             2,996                   2,967               29           2,967          1,759
57645TAA5             8,168                   8,043              125           8,043          4,449
61748JAD9             1,333                   1,307               26           1,307            823
                    -------                 -------           ------         -------        -------
                    $77,136                 $73,072           $4,064         $73,072        $42,468
                    =======                 =======           ======         =======        =======

     The Company recognized total OTTI of $49,128 for loan-backed and structured securities currently held by the Company at December 31, 2009.

3. At December 31, 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                              12 Months or              Greater than
                                                  Less                   12 Months                   Total
                                        -----------------------   -----------------------   -----------------------
                                                     Unrealized                Unrealized                Unrealized
Description of Securities               Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
-------------------------               ----------   ----------   ----------   ----------   ----------   ----------
Loan-backed  Securities                   $39,240      $23,923       $660         $517        $39,900      $24,440
                                          -------      -------       ----         ----        -------      -------
Total temporarily impaired securities     $39,240      $23,923       $660         $517        $39,900      $24,440
                                          =======      =======       ====         ====        =======      =======

4. In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2009, 2008 and 2007 is set forth in the table below:

                                                      2009          2008          2007
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $13,268,600   $13,732,102   $12,754,581
Incurred losses and LAE related to:
   Current accident year                            4,528,746     5,573,146     5,366,376
   Prior accident years                               939,381       (30,723)      (80,939)
                                                  -----------   -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                 5,468,127     5,542,423     5,285,437
                                                  -----------   -----------   -----------
Paid losses and LAE related to:
   Current accident year                           (1,426,132)   (1,689,045)   (1,436,644)
   Prior accident years                            (3,828,094)   (4,316,880)   (2,871,272)
                                                  -----------   -----------   -----------
      TOTAL PAID LOSSES AND LAE                    (5,254,226)   (6,005,925)   (4,307,916)
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $13,482,501   $13,268,600   $13,732,102
                                                  ===========   ===========   ===========

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development on Directors & Officers liability and other classes of business offset adverse development on the Company's Excess Casualty business. The adverse development on Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5E). The total calendar year paid losses as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $21,600. In addition, in 2008, the Company recorded paid losses of $108,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Also, the 2009 paid losses and LAE reflect the commutation of the 21st Century Personal

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Auto Group. See Note 5E for further details.

In 2007, there was adverse development related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident years 2004 through 2006 were spread across many classes of business. The adverse development from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $166,812, $178,706 and $199,953, respectively.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,336,235, $5,340,598 and $5,987,568, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2009, 2008 and 2007, gross and net of reinsurance credits, are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                     ASBESTOS LOSSES                 ENVIRONMENTAL LOSSES
                                           ----------------------------------   ------------------------------
                                              2009        2008        2007        2009       2008       2007
                                           ---------   ---------   ----------   --------   --------   --------
Direct:
Loss and LAE reserves, beginning of year   $ 905,282   $ 983,031   $1,098,137   $105,450   $137,135   $178,384
   Incurred losses and LAE                   175,575      98,429       34,757     (3,738)   (13,665)      (468)
   Calendar year paid losses and LAE        (190,209)   (176,178)    (149,863)   (13,162)   (18,020)   (40,781)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $ 890,648   $ 905,282   $  983,031   $ 88,550   $105,450   $137,135
                                           =========   =========   ==========   ========   ========   ========
Assumed:
Loss and LAE reserves, beginning of year   $  86,375   $  89,655   $   97,344   $  5,077   $  5,933   $  4,948
   Incurred losses and LAE                    (1,517)     12,578        5,160        856       (735)     1,386
   Calendar year paid losses and LAE           1,099     (15,858)     (12,849)      (189)      (121)      (401)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $  85,957   $  86,375   $   89,655   $  5,744   $  5,077   $  5,933
                                           =========   =========   ==========   ========   ========   ========
Net of reinsurance:
Loss and LAE reserves, beginning of year   $ 414,790   $ 464,090   $  533,105   $ 57,647   $ 71,628   $ 92,210
   Incurred losses and LAE                    54,172      27,666       10,155      1,800         32      1,691
   Calendar year paid losses and LAE         (75,705)    (76,966)     (79,170)   (10,686)   (14,013)   (22,273)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $ 393,257   $ 414,790   $  464,090   $ 48,761   $ 57,647   $ 71,628
                                           =========   =========   ==========   ========   ========   ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                         ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
                                 ------------------------------   ---------------------------
                                   2009       2008       2007       2009      2008      2007
                                 --------   --------   --------   -------   -------   -------
Direct basis                     $503,724   $524,100   $619,127   $29,091   $39,611   $56,093
Assumed reinsurance basis          41,926     37,560     44,945       520        96     1,191
Net of ceded reinsurance basis    221,716    238,704    296,910    14,070    19,081    25,942

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                       ASBESTOS LOSSES             ENVIRONMENTAL LOSSES
                                 ---------------------------   ---------------------------
                                   2009      2008      2007      2009      2008      2007
                                 -------   -------   -------   -------   -------   -------
Direct basis                     $55,969   $58,233   $68,792   $12,468   $16,976   $24,040
Assumed reinsurance basis          7,009     7,124     6,570       164       109       351
Net of ceded reinsurance basis    26,985    29,473    34,565     5,971     8,245    10,958

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2009 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTER-COMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     The Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in Note 1.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

     AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the National Union inter-company pooling agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                        PARTICIPATION
                                                                           INITIAL         PERCENT
                                                             NAIC CO.   PARTICIPATION    SPECIFIC TO
MEMBER COMPANY                                                 CODE        PERCENT       JAPAN RISK
--------------                                               --------   -------------   -------------
Chartis Overseas Limited                                          --        67.0%           85.0%
Commercial Pool member companies, as follows:                     --        33.0%           15.0%
   New Hampshire Insurance Company                             23841        12.0%           10.0%
   National Union Fire Insurance Company of Pittsburgh, Pa.    19445        11.0%            5.0%
   American Home Assurance Company                             19380        10.0%            0.0%

In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                   2009        2008
------------------                                ---------   ---------
Assumed reinsurance receivable                    $  22,795   $  36,798
Funds held by ceding reinsurers                       8,204       6,821
Reinsurance recoverable                              34,838      26,961
Equities in underwriting pools and associations     581,017     699,244
                                                  ---------   ---------
TOTAL ASSETS                                      $ 646,854   $ 769,824
                                                  ---------   ---------
Loss and LAE reserves                               491,833     548,564
Unearned premium reserves                           224,644     240,933
Funds held                                           14,524      15,031
Ceded balances payable                               61,413      75,043
Retroactive reinsurance                                (132)       (132)
Assumed reinsurance payable                          10,386      25,472
                                                  ---------   ---------
TOTAL LIABILITIES                                 $ 802,668   $ 904,911
                                                  ---------   ---------
TOTAL SURPLUS                                     $(155,814)  $(135,087)
                                                  =========   =========

As of December 31, 2009, the Association reported an asset of $2.3 billion representing the value of subsidiaries and affiliated entities (SCAs), of which Chartis Europe S.A. represented $1.9 billion and Chartis UK Holdings represented $338 million, respectively.

While the New York Insurance Department is not the domiciliary jurisdiction for the Association, the Department

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     did not object to the Association's request allowing the valuation of Chartis UK Holdings to be based on audits of underlying entities in 2009.

     The Company's interest in the SCAs reported by the Association is consistent with its participation in the Association and the National Union inter-company pooling agreement and was $275 million as of December 31, 2009, which has been reported by the Company as a component Equities in Underwriting Pools and Associations.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

     The guarantees are not expected to have a material effect upon the Company's surplus. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The guarantees that were in effect as of December 31, 2009 are included in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                         DATE       DATE     POLICYHOLDER'S    INVESTED    ESTIMATED  POLICYHOLDER'S
GUARANTEED COMPANY                                      ISSUED   TERMINATED   OBLIGATIONS @    ASSETS @       LOSS        SURPLUS
------------------                                     --------  ----------  --------------  ------------  ---------  --------------
AIG Advantage Insurance Company               ***      12/15/97   08/31/09    $     42,763   $     25,907     $--       $    23,821
AIG Edison Life Insurance Company                      08/29/03                 23,067,815     24,634,406      --         2,376,869
Chartis Europe, S.A. (f/k/a AIG Europe S.A.)  **       09/15/98                  5,908,063      4,045,169      --         3,165,580
AIG Europe (Netherlands) N.V.                 **       09/20/04   02/28/10              --        524,842      --           606,942
AIG Hawaii Insurance Company, Inc.            ***      11/05/97   08/31/09          45,207         83,434      --            63,827
AIG Mexico Seguros Interamericana, S.A. de
   C.V.                                       **       12/15/97                    290,575         75,489      --            54,113
SunAmerica Annuity and Life Assurance
   Company                                    *        01/04/99   12/29/06      18,484,406     18,800,227      --           650,346
Landmark Insurance Company, Ltd (UK)          *        03/02/98   11/30/07         212,084      4,255,579      --         1,881,367
American General Life Insurance Company                03/03/03   12/29/06      31,101,030     35,598,876      --         5,947,182
American General Life and Accident Insurance
   Company                                             03/03/03                  8,447,699      9,024,223      --           675,741
American International Insurance Company      ***      11/05/97   08/31/09         363,976      1,036,503      --           461,292
American International Insurance Company of
   California, Inc.                           ***      12/15/97   08/31/09         142,101         23,271      --            24,668
American International Insurance Company of
   New Jersey                                 ***      12/15/97   08/31/09          45,733         36,907      --            34,399
First SunAmerica Life Insurance Company       *        01/04/99   01/31/08       4,959,942      8,693,009      --           772,623
Lloyd's Syndicate 1414 (Ascot Corporate
   Name)                                      **  +    01/20/05   10/31/07         334,056        897,820      --           243,998
SunAmerica Life Insurance Company             *        01/04/99   12/29/06      11,395,913     16,916,592      --         4,017,975
The United States Life Insurance Company in
   the City of NY                                 ++   03/03/03   04/30/10       5,393,222      4,953,651      --           484,931
The Variable Annuity Life Insurance Company            03/03/03   12/29/06      46,779,349     55,578,672      --         3,622,126
American Home do Brasil S.A.                  **       08/05/98   10/31/07              --            561      --               637
American International Assurance Co
   (Australia) Ltd                                     11/01/02                    368,586        741,328      --            98,686
                                                                              ------------   ------------     ---       -----------
   TOTAL                                                                      $157,382,520   $185,946,466     $--       $25,207,123
                                                                              ============   ============     ===       ===========

*    The guaranteed company is also backed by a support agreement issued by AIG.

**   Policyholders' surplus is based on local GAAP financial statements.

*** Formerly part of AIG's U.S. personal auto group, sold on July 1, 2009 to Farmers Group, Inc. a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to the Company's obligations under this guarantee.

+ Guarantees issued on December 15, 2004 and January 20, 2005 were terminated on October 31, 2007. Guarantee issued on November 1, 2002 was terminated on September 30, 2008.

++   This guarantee will terminate as to policies written after April 30, 2010.

@ Policyholder's Obligations and Invested Assets includes separate account liabilities and separate account assets, respectively.

     The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2009 and 2008, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2009 and 2008 balances are net of $0 and $0 respectively of non-admitted balances.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                  CARRYING      CHANGE IN
                                                     AFFILIATE                    VALUE AT       CARRYING
                                                     OWNERSHIP   ACTUAL COST    DECEMBER 31,      VALUE
AFFILIATED COMMON STOCK INVESTMENTS                   PERCENT        2009           2009           2009
-----------------------------------                  ---------   -----------    ------------   -----------
21st Century Insurance Group                   (b)       0.0%      $     --       $     --     $  (117,912)
AIG Hawaii Insurance Company, Inc.             (b)       0.0%            --             --         (64,060)
AIG Mexico Industrial, L.L.C.                           49.0%         8,932         10,387           1,604
AIG Non Life Holding Company (Japan), Inc.             100.0%       124,477         79,958         (47,821)
American International Realty Corporation               31.5%        14,169         20,624         (29,913)
Eastgreen, Inc.                                         13.8%        12,804          9,927             (37)
AIU Brasil Affiliate                                   100.0%           408          2,092           2,092
Fuji Fire and Marine Insurance Company                   2.8%        17,078         12,180          (7,271)
Pine Street Real Estate Holdings Corporation            31.5%         5,445          2,193             110
Transatlantic Holdings, Inc.                   (a)       0.0%            --             --        (945,009)
                                                                   --------       --------     -----------
   TOTAL COMMON STOCKS-- AFFILIATES                                $183,313       $137,361     $(1,208,217)
                                                                   ========       ========     ===========

(a) As referenced in Note 5E, Transatlantic Holdings, Inc. has been reported as an unaffiliated investment in this financial statement.

(b) As referenced in Note 5E, the Company sold its ownership in 21st Century and AIG Hawaii to Farmers Group, Inc.

                                                                           CARRYING     CHANGE IN
                                               AFFILIATE                   VALUE AT      CARRYING
                                               OWNERSHIP   ACTUAL COST   DECEMBER 31,     VALUE
AFFILIATED COMMON STOCK INVESTMENTS             PERCENT        2008          2008          2008
-----------------------------------            ---------   -----------   ------------   ---------
21st Century Insurance Group                      16.4%      $238,948     $  117,912    $   9,946
AIG Hawaii Insurance Company, Inc.               100.0%        10,000         64,060         (687)
AIG Mexico Industrial, L.L.C.                     49.0%         8,725          8,783         (176)
AIG Non Life Holding Company (Japan), Inc.       100.0%       124,477        127,779     (117,378)
American International Insurance Company           0.0%            --             --      (91,791)
American International Realty Corporation         31.5%        37,771         50,537          114
Eastgreen, Inc.                                   13.8%        12,804          9,964          (27)
Fuji Fire and Marine Insurance Company             2.8%        22,309         19,451       19,451
Pine Street Real Estate Holdings Corporation      31.5%         5,445          2,083        2,083
Transatlantic Holdings, Inc.                      33.2%        34,068        945,009     (281,749)
                                                             --------     ----------    ---------
   TOTAL COMMON STOCKS - AFFILIATES                          $494,547     $1,345,578    $(460,214)
                                                             ========     ==========    =========

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 1).

     The remaining equity interest in these investments, except for Transatlantic Holdings, Inc. and Fuji Fire and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     Marine Insurance Company, are owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2009 and 2008, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $908,367 and $959,265, respectively.

E.   RESTRUCTURING

     DOMESTIC OPERATIONS

     On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continues to own 9,193 common shares of TRH, representing approximately 13.9% of TRH's common shares issued, which were sold in March 2010 (Refer to Note 14). The Company had previously owned 33.2% of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility, except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock.

     Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by National Union at their stated pool percentages.

     In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

          2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

          3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

     Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

     The Chartis U.S. Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

     Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

     AMERICAN HOME CANADIAN BRANCH NOVATION

     Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada, (formerly AIG Commercial Insurance Company of Canada), under which the existing and inforce policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada are approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by Chartis Insurance Company of Canada less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to Chartis Insurance Company of Canada by the Branch have been accounted for in the Company's Statement of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     result of this transaction:

Description                                                         Amount
-----------                                                       ---------
Loss from investments included in realized capital gains/losses   $(210,868)
Underwriting gain                                                    13,762
Other income (ceding commission)                                     14,276
Gain relating to foreign exchange included in other income          371,741
                                                                  ---------
Net pre-tax gain                                                  $ 188,911
                                                                  =========

     In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

Company                                                    Dividend
-------                                                    --------
National Union Fire Insurance Company of Pittsburgh, Pa.   $299,000
American Home Assurance Company                             170,000
Commerce and Industry Insurance Company                     103,000
Chartis Property Casualty Company                           103,000
The Insurance Company of the State of Pennsylvania          122,000
New Hampshire Insurance Company                             167,000

     During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to Chartis U.S. Inc. of $691,000. Subsequently, Chartis U.S. Inc. contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

                                                              Capital
Company                                                    Contribution
-------                                                    ------------
National Union Fire Insurance Company of Pittsburgh, Pa.     $299,000
Chartis Property Casualty Company                             103,000
The Insurance Company of the State of Pennsylvania            122,000
New Hampshire Insurance Company                               167,000

     FOREIGN OPERATIONS RESTRUCTURING

     UK Restructure & Part VII

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     reported through the Company's participation in the Association. The Association reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

     Amended Corporate Structure

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in the Association. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     During the 2008 year there were additional contributions to UK Holdings by the Association and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the 2008 Company's financial statements:

                                                    Investment in
                                   P VII Transfer    UK Holdings      Total
                                   --------------   -------------   ---------
Participation in the Association     $(383,080)       $(14,651)     $(397,731)
Liabilities                            446,151              --        446,151
Underwriting income                     57,634              --         57,634
Other income                             3,783              --          3,783
Net income (pre-tax)                    87,664              --         87,664
Surplus (pre-tax)                       63,071         (14,651)        48,420

F.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2009 and 2008 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2009 and 2008 and all capital contributions and dividends.

                                                                     ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                                        THE COMPANY               THE COMPANY
                                                                  -----------------------   -----------------------
  DATE OF                                                         STATEMENT                 STATEMENT
TRANSACTION    EXPLANATION OF TRANSACTION     NAME OF AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ----------------------------   ------------------   ---------   -----------   ---------   -----------
06/30/09        Capital contribution (c)     Chartis U.S., Inc.    $    948     In kind      $     --        --
06/30/09        Capital contribution (a)     Chartis U.S., Inc.      75,923       Cash             --        --
06/30/09      Capital contribution (a) (c)   Chartis U.S., Inc.     157,679     In kind            --        --
12/31/09        Capital contribution (c)     Chartis U.S., Inc.      58,930     In kind            --        --
06/30/09          Capital contribution       Chartis U.S., Inc.      15,495       Cash             --        --
07/01/09        Capital contribution (b)     Chartis U.S., Inc.      27,886     In kind            --        --
12/31/09          Capital contribution       Chartis U.S., Inc.       6,425     In kind            --        --
06/22/09          Purchases of security        National Union       573,629      Bonds        573,629       Cash
10/30/09          Purchases of security             AIGSL           133,979      Bonds        133,979       Cash
07/01/09              Sale of bonds                 AIIC            219,257       Cash        219,257      Bonds

(a) Sale of Transatlantic Holdings, Inc. (TRH) - make whole agreement and tax sharing agreement

(b)  Sale of Personal Auto Group

(c)  Capital contributions in lieu of Tax Sharing Agreement

AIGSL: AIG Security Lending

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                                                              ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                  THE COMPANY                 THE COMPANY
                                                              ------------------        -----------------------
   DATE OF           EXPLANATION                              STATEMENT                 STATEMENT
TRANSACTION        OF TRANSACTION         NAME OF AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ------------------------   ------------------   ---------   -----------   ---------   -----------
  02/25/08            Dividend           Chartis U.S., Inc.    $     --        --       $ 90,000        Cash
  03/31/08            Dividend           Chartis U.S., Inc.          --        --        200,000        Cash
  06/30/08          Dividend (c)         Chartis U.S., Inc.          --        --         90,813(b)   In kind
  06/30/08            Dividend           Chartis U.S., Inc.          --        --        177,425        Cash
  09/30/08          Dividend (c)         Chartis U.S., Inc.          --        --        163,395        Cash
  11/30/08          Dividend (c)         Chartis U.S., Inc.          --        --        170,000(a)     Cash
  12/29/08          Dividend (c)         Chartis U.S., Inc.          --        --        683,000(a)     Cash
  12/31/08          Dividend (c)         Chartis U.S., Inc.          --        --          8,000(a)  Securities
  08/14/08      Purchases of security          AIGSL            177,605       Cash       177,605       Bonds
  08/15/08      Purchases of security          AIGSL            144,305       Cash       144,305       Bonds
  09/30/08      Capital contribution           AIGSL                898       Cash            --         --
   Various    Capital contribution (d)   Chartis U.S., Inc.     164,719     In kind           --         --
     (1)        Capital contribution     Chartis U.S., Inc.     691,000       Cash            --         --

(1) Reported as Type 1 subsequent event at December 31, 2008. The funds were received on March 30, 2009

(a) The transfer of Company's Canadian branch to Chartis Insurance Company of Canada - Refer to Note 5E

(b)  Transfer and reorganization of AIIC - Refer to Note 5E

(c)  Extraordinary dividend - Refer to Note 11

(d)  Capital contributions in lieu of Tax Sharing Agreement

The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2009, 2008 and 2007.

In the ordinary course of business, the Company utilizes Chartis Claims, Inc., AIG Technology, Inc., and PineBridge Investment LLC (PineBridge) for data center systems, investment services, salvage and subrogation, and claims management, respectively. As of March 2010, PineBridge was sold to a third party. It will continue to manage a portion of the Company's investments. In connection with these services, the fees incurred by the Company to these affiliates during 2009, 2008 and 2007 are outlined in the table below:

FOR THE YEARS ENDED DECEMBER 31,                                     2009       2008       2007
--------------------------------                                   --------   --------   --------
Chartis Claims, Inc. (formerly AIG Domestic Claims, Inc.)          $255,941   $254,033   $243,985
AIG Technology, Inc.                                                 28,727     31,036     28,562
PineBridge Investment LLC (formerly AIG Global Investment Corp.)      6,960      6,895      7,273
                                                                   --------   --------   --------
   TOTAL                                                           $291,628   $291,964   $279,820
                                                                   ========   ========   ========

As of December 31, 2009 and 2008, short-term investments included amounts invested in the AIG Managed Money Market Fund of $1,291,310 and $228,165, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

Federal and foreign income taxes recoverable from affiliates as of December 31, 2009 and 2008 amounted to $383,766 and $406,899, respectively.

At December 31, 2009, the amount due from National Union as the lead company of the intercompany pool is $90,429.

During 2009, 2008 and 2007 the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows. AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

AS OF DECEMBER 31,           2009      2008      2007
------------------         -------   -------   -------
Accounts receivable sold   $27,148   $71,679   $53,865
Losses recorded                639     1,842     1,605

As of December 31, 2009 and 2008, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

AS OF DECEMBER 31,                                      2009      2008
------------------                                    -------   --------
Balances with pool member companies                   $90,429   $827,061
Balances less than 0.5% of admitted assets                406      3,656
                                                      -------   --------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES   $90,835   $830,717
                                                      =======   ========
Balances with pool member companies                   $21,373   $     --
Balances less than 0.5% of admitted assets             49,295     38,999
                                                      -------   --------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES        $70,668   $ 38,999
                                                      =======   ========

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2009, 2008 and 2007, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,             2009                        2008                        2007
--------------------------------   ------------------------   -------------------------   -------------------------
                                     WRITTEN       EARNED       WRITTEN        EARNED       WRITTEN        EARNED
                                   ----------   -----------   -----------   -----------   -----------   -----------
Direct premiums                    $2,181,231   $ 2,429,839   $ 3,003,169   $ 4,553,852   $ 6,744,997   $ 7,388,935
Reinsurance premiums assumed:
   Affiliates                       7,553,633     8,250,685     9,358,318    10,173,382    11,006,993    11,024,337
   Non-affiliates                      51,887        46,888       166,239       238,591       173,756       107,304
                                   ----------   -----------   -----------   -----------   -----------   -----------
      GROSS PREMIUMS                9,786,751    10,727,412    12,527,726    14,965,825    17,925,746    18,520,576
                                   ----------   -----------   -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                       2,624,677     3,172,378     4,663,334     6,541,514     9,049,872     9,598,801
   Non-affiliates                   1,099,681     1,200,489     1,018,383     1,031,090     1,215,889     1,218,759
                                   ----------   -----------   -----------   -----------   -----------   -----------
      NET PREMIUMS                 $6,062,393   $ 6,354,545   $ 6,846,009   $ 7,393,221   $ 7,659,985   $ 7,703,016
                                   ==========   ===========   ===========   ===========   ===========   ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2009 and 2008 with the return of the unearned premium reserve is as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2009
   Affiliates       $4,097,191    $529,996    $  887,195    $136,990    $3,209,996    $393,006
   Non-affiliates       10,657       1,378       380,113      58,692      (369,456)    (57,314)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $4,107,848    $531,374    $1,267,308    $195,682    $2,840,540    $335,692
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2008
   Affiliates       $4,747,277    $634,349    $1,416,996    $195,996    $3,330,281    $438,353
   Non-affiliates        5,651         755       480,922      66,520      (475,271)    (65,765)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $4,752,928    $635,104    $1,897,918    $262,516    $2,855,010    $372,588
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2009 and 2008 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED       PAID      RESERVES FOR
                      PREMIUM    LOSSES AND    LOSSES AND
                     RESERVES        LAE           LAE
                    ----------   ----------   ------------
DECEMBER 31, 2009
   Affiliates       $  887,195    $172,560     $12,759,773
   Non-affiliates      380,113     332,178       2,970,212
                    ----------    --------     -----------
   TOTAL            $1,267,308    $504,738     $15,729,985
                    ==========    ========     ===========
DECEMBER 31, 2008
   Affiliates       $1,416,996    $273,774     $13,650,198
   Non-affiliates      480,922     371,990       2,373,097
                    ----------    --------     -----------
   TOTAL            $1,897,918    $645,764     $16,023,295
                    ==========    ========     ===========

The Company's unsecured reinsurance recoverables as of December 31, 2009 in excess of 3.0% of its capital and surplus is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                                                                                       NAIC CO.
REINSURER                                                                                CODE        AMOUNT
---------                                                                              --------   -----------
Affiliates:
   National Union Pool                                                                      --    $11,580,956
   AIG Global Trade and Political Risk Insurance Co.                                     10651        239,039
   AIU Insurance Company                                                                 19399        151,044
   American International Life Assurance Co. NY (US)                                     60607          4,862
   American International Reinsurance Co. Ltd                                               --        352,865
   Chartis Specialty Insurance Company (f/k/a American Int'l Specialty Lines Ins Co)     26883          6,988
   Ascot Syndicate Lloyd's 1414                                                             --          2,183
   Audubon Insurance Company                                                             19933          1,120
   Chartis Europe S.A.                                                                      --         15,859
   Chartis Insurance Company Of Canada                                                      --          5,178
   Chartis Insurance Uk Ltd                                                                 --          6,099
   Chartis Overseas Ltd. (f/k/a American International Underwriters Overseas, Ltd.)         --        477,453
   Chartis Select Insurance Company                                                      10932          3,481
   Landmark Insurance Company                                                            35637          1,072
   Lexington Insurance Company                                                           19437         18,011
   United Guaranty Insurance Company                                                     11715         37,293
   Other affiliates below $1.0 million                                                      --          3,894
                                                                                                  -----------
      TOTAL AFFILIATES                                                                            $12,907,397
                                                                                                  -----------
   Transatlantic Reinsurance Company                                                     19453        217,709
   Transatlantic Reinsurance Company                                                        --          2,554
   Putnam Reinsurance Co.                                                                35157            253
                                                                                                  -----------
         TOTAL TRANSATLANTIC GROUP                                                                $   220,516
                                                                                                  -----------
   Lloyd's                                                                                  --        203,106
   Swiss Re Group                                                                           --        248,620
                                                                                                  -----------
      TOTAL NON-AFFILIATES                                                                            672,242
                                                                                                  -----------
   TOTAL AFFILIATES AND NON-AFFILIATES                                                            $13,579,639
                                                                                                  ===========

During 2009, 2008 and 2007, the Company reported in its Statements of Income statutory losses of $10,863, $165 and $144, respectively, as a result of losses incurred from commutations with the following reinsurers:

COMPANY                                    2009    2008   2007
-------                                  -------   ----   ----
American International Reinsurance Co.   $10,284   $ --   $ --
Other reinsurers below $1 million            579    165    144
                                         -------   ----   ----
TOTAL                                    $10,863   $165   $144
                                         =======   ====   ====

As of December 31, 2009 and 2008, the Company had reinsurance recoverables on paid losses in dispute of $128,137

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

and $112,640, respectively.

During 2009, 2008 and 2007, the Company wrote off related reinsurance recoverable balances of $8,952, $(4,906) and $13,734, respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2009 and 2008, the Company's premium receivable and losses payable on assumed business are as follows:

                             2009                               AFFILIATE   NON-AFFILIATE     TOTAL
                             ----                               ---------   -------------   --------
Premiums in course of collection                                 $174,732      $25,010      $199,742
Reinsurance payable on paid loss and loss adjustment expenses     198,362       11,835       210,197

                             2008                               AFFILIATE   NON-AFFILIATE     TOTAL
                             ----                               ---------   -------------   --------
Premiums in course of collection                                 $405,981      $ 6,474      $412,455
Reinsurance payable on paid loss and loss adjustment expenses     475,797       31,590       507,387

In 2009, the primary component of the affiliated assumed reinsurance balances summarized above were due from and to Chartis Specialty Insurance Company (formerly known as American International Specialty Lines Insurance Company) and Lexington Insurance Company (LEX). In 2009, AIIC was no longer an affiliate.

In 2008, the primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and Chartis Specialty Insurance Company (CSIC). By virtue of participation in the inter-company pooling agreement, the Company's premium receivable and losses payable on assumed reinsurance attributable to parties excluded from the Commercial Pool as of December 31, 2009 and 2008 are as follows:

                                                                       2009                 2008
                                                                -----------------   -------------------
Caption                                                           CSIC      LEX       AIIC       CSIC
-------                                                         -------   -------   --------   --------
Premiums in course of collection                                $42,721   $20,696   $108,866   $161,177
Reinsurance payable on paid loss and loss adjustment expenses    75,872    18,815    150,587    199,331

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

NOTE 7 - RETROACTIVE REINSURANCE

In 2008, the Company commuted a reinsurance treaty ceded to affiliated company American International Reinsurance Co. (AIRCO). The treaty that incepted in 1998 was accounted for as retroactive reinsurance. During 2008, the Company recorded the following changes to Reserves Transferred, Paid Losses Reimbursed or Recovered, and Special Surplus from Retroactive Reinsurance attributable to this commutation:

                                                 2008
                                               --------
Reserves transferred                           $380,610
Paid losses recovered                           336,470
Consideration received                          201,005
Special surplus from retroactive reinsurance     44,140

The Company's retroactive reinsurance reserve balances (as reinsured or as reinsurer) as of December 31, 2009 and 2008, are set forth in the table below:

                                                          2009               2008
                                                    ----------------   ----------------
REINSURER                                           ASSUMED    CEDED   ASSUMED    CEDED
---------                                           -------   ------   -------   ------
Chartis Specialty Insurance Company                  $2,796   $   --    $2,810   $   --
Commerce and Industry Insurance Company of Canada     4,174       --     4,174       --
Lyndon Property Insurance Company                        --    1,388        --    1,691
Transatlantic Reinsurance Company                        --       --        --    1,308
All other reinsurers less than $1.0 million              --      640        --    1,908
                                                     ------   ------    ------   ------
   TOTAL                                             $6,970   $2,028    $6,984   $4,907
                                                     ======   ======    ======   ======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

As of December 31, 2009 and 2008, the Company's deposit assets and liabilities were comprised of the following:

                     DEPOSIT     DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS   LIABILITIES     ASSETS     LIABILITIES
                     -------   -----------   ----------   -----------
DECEMBER 31, 2009:
   Direct            $   --      $ 88,466      $    --        $--
   Assumed               --        90,013       88,515         --
   Ceded              1,595            --           --         --
                     ------      --------      -------        ---
   TOTAL             $1,595      $178,479      $88,515        $--
                     ======      ========      =======        ===

                     DEPOSIT      DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS    LIABILITIES     ASSETS     LIABILITIES
                     -------    -----------   ----------   -----------
DECEMBER 31, 2008:
   Direct            $     --     $ 95,776      $    --      $     --
   Assumed                 --       92,527       88,515            --
   Ceded              530,085           --           --       484,067
                     --------     --------      -------      --------
   TOTAL             $530,085     $188,303      $88,515      $484,067
                     ========     ========      =======      ========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2009 and 2008 is set forth in the table below:

                                                                         2009                      2008
                                                               -----------------------   -----------------------
                                                                DEPOSIT      DEPOSIT      DEPOSIT      DEPOSIT
                                                                 ASSETS    LIABILITIES     ASSETS    LIABILITIES
                                                               ---------   -----------   ---------   -----------
BALANCE AT JANUARY 1                                           $ 530,085    $188,303     $ 751,468    $189,511
   Deposit activity, including loss recoveries                  (592,772)     (7,962)     (250,415)         78
   Interest income or expense, net of amortization of margin      24,465      (1,862)       12,068      (1,286)
   Non-admitted asset portion                                     39,817          --        16,964          --
                                                               ---------    --------     ---------    --------
BALANCE AS OF DECEMBER 31                                      $   1,595    $178,479     $ 530,085    $188,303
                                                               =========    ========     =========    ========

                                      2009                       2008
                            ------------------------   ------------------------
                            FUNDS HELD    FUNDS HELD   FUNDS HELD    FUNDS HELD
                              ASSETS     LIABILITIES     ASSETS     LIABILITIES
                            ----------   -----------   ----------   -----------
BALANCE AT JANUARY 1          $88,515     $ 484,067     $ 98,917     $ 695,928
   Contributions                   --           357           --           144
   Withdrawals                     --      (505,878)     (10,402)     (238,108)
   Interest                        --        21,454           --        26,103
                              -------     ---------     --------     ---------
BALANCE AS OF DECEMBER 31     $88,515     $      --     $ 88,515     $ 484,067
                              =======     =========     ========     =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with NY SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $43,838, securities of $2,289, and the release of $287,133 of funds held liabilities for the settlement of deposit assets of $385,967 with a non-admitted portion of $39,817. Also, during 2009, loss recoveries from Union Excess resulted in decreases in deposit assets and funds held liabilities of $218,745. The net effect of these transactions was to reduce surplus to policyholders by $(12,890).

The Company also holds a note from Union Excess in the amount of $37,009. The note is secured by the proceeds of a certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries.

Beginning in January 1, 2008, a tax Sub Group was formed among twenty seven Chartis U.S. Inc. (formerly known as AIG Commercial Insurance Group, Inc.) and United Guaranty Companies under Chartis, Inc. The tax Sub Group will be allocated tax and will pay or receive its portion of the consolidated tax benefit or liability as if the Sub Group were filing its own consolidated income tax return except that AIG, Inc. will also reimburse the Sub Group Parent currently for any subgroup tax attributes utilized in the AIG, Inc. consolidated income tax return to the extent they were not otherwise utilized on a separate company basis.

Once the tax is allocated to the Sub Group, the Sub Group then allocates taxes to member companies as if the member companies were on a separate return basis except that current benefit for losses is given if losses or tax attributes are utilized by the Sub Group.

In addition, to the provisions outlined above, the agreement further provides that:

- Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

- As of the effective date of the agreement and for future periods, Chartis, Inc. assumed or will assume each Sub Group members' Tax Reserve in a deemed capital transaction. Tax Reserves mean any unrecognized tax benefit

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     recorded in accordance with ASC 740 and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

- The tax sharing agreement was modified to be consistent with the AIG, Inc. and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

- In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent, and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the current tax sharing agreement, Chartis, Inc. assumed tax liabilities related to uncertain tax positions and tax liability recorded as the result of an agreed upon adjustment with the tax authorities of $64,922 and $164,719 for 2009 and 2008, respectively. In addition, AIG assumed tax of $157,679 and $0 relating to qualifying transactions during 2009 and 2008, respectively, relating to an asset sale in accordance with the Credit Agreement.

For 2007, the Company filed a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2009.

The Paragraph references in the tables below refer to corresponding paragraphs in SSAP 10R.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2009 and 2008 are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

As of December 31,

                                                                            2009                               2008
                                                             ---------------------------------  ---------------------------------
                                                              ORDINARY    CAPITAL      TOTAL     ORDINARY    CAPITAL      TOTAL
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Gross deferred tax assets                                    $1,258,259  $ 167,785  $1,426,044  $1,013,673  $ 191,058  $1,204,731
   Less: valuation allowance                                         --         --          --          --         --          --
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Adjusted gross DTAs after valuation allowance                 1,258,259    167,785   1,426,044   1,013,673    191,058   1,204,731
Gross deferred tax liabilities                                  (42,638)  (194,631)   (237,269)    (37,046)  (318,829)   (355,875)
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Net deferred tax assets/(liabilities) before admissibility
   test                                                       1,215,622    (26,846)  1,188,775     976,627   (127,772)    848,856
                                                             ==========  =========  ==========  ==========  =========  ==========
Admitted pursuant to:
Carried back losses that reverse in subsequent calendar
   year                                                          73,903     53,031     126,934     330,907         --     330,907
The lesser of adjusted gross DTAs realizable within
   12 months or 10% statutory surplus                           309,996         --     309,996     115,706         --     115,706
Adjusted gross DTAs that can be offset against DTLs             122,514    114,754     237,268      37,046    318,829     355,875
Additional admitted DTAs
Carried back losses that reverse in subsequent three
   calendar year                                                     --         --          --          --         --          --
The lesser of adjusted gross DTAs realizable within
   36 months or 15% statutory surplus                           272,916         --     272,916          --         --          --
Adjusted gross DTAs that can be offset against DTLs                  --         --          --          --         --          --
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Total admitted deferred tax asset                               779,329    167,785     947,114     483,659    318,829     802,489
Deferred DTLs                                                   (42,638)  (194,631)   (237,269)    (37,046)  (318,829)   (355,875)
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Net admitted DTAs                                               736,691    (26,846)    709,846     446,613         --     446,613
Non admitted DTAs                                               478,930         (0)    478,930     530,014   (127,772)    402,243
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Total net DTAs                                                1,215,622    (26,846)  1,188,776     976,627   (127,772)    848,856
                                                             ==========  =========  ==========  ==========  =========  ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company has elected to admit DTAs pursuant to Paragraph 10.e.. It recorded an increase in admitted DTAs as the result of its election to employ the provisions of Paragraph 10.e. as follows:

                                                                           CHANGE DURING 2009
                                                                     ------------------------------
DESCRIPTION                                                          ORDINARY    CAPITAL    TOTAL
-----------                                                          -------    --------   --------
Gross deferred tax assets                                             244,586    (23,273)   221,313
   Less: valuation allowance                                               --         --         --
                                                                     --------   --------   --------
Adjusted gross DTAs after valuation allowance                         244,586    (23,273)   221,313
Gross deferred tax liabilities                                         (5,592)   124,199    118,607
                                                                     --------   --------   --------
Net deferred tax assets/(liabilities) before admissibility test       238,994    100,926    339,920
                                                                     ========   ========   ========
Admitted pursuant to:
Carried back losses that reverse in subsequent calendar year         (257,004)    53,031   (203,974)
The lesser of adjusted gross DTAs realizable within 12 months or
   10% statutory surplus                                              194,290         --    194,290
Adjusted gross DTAs that can be offset against DTLs                    85,468   (204,076)  (118,608)
Additional admitted DTAs
Carried back losses that reverse in subsequent three calendar year         --         --         --
The lesser of adjusted gross DTAs realizable within 36 months or
   15% statutory surplus                                              272,916         --    272,916
Adjusted gross DTAs that can be offset against DTLs                        --         --         --
                                                                     --------   --------   --------
Total admitted deferred tax asset                                     295,670   (151,045)   144,625
Deferred DTLs                                                          (5,592)   124,199    118,607
                                                                     --------   --------   --------
Net admitted DTAs                                                     290,078    (26,846)   263,232
Non-admitted DTAs                                                     (51,084)   127,772     76,688
                                                                     --------   --------   --------
Total net DTAs                                                        238,994    100,926    339,920

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., and 10.e. are as follows:

DESCRIPTION                              WITH P.S 10.A.-C   WITH P.S 10.E.   DIFFERENCE
-----------                              ----------------   --------------   ----------
Admitted DTAs                                 436,930            709,846        272,916
Admitted assets                               674,198            947,114        272,916
Statutory surplus                             502,718            754,077        251,359
Total adjusted capital                             --          5,085,399      5,085,399
Authorized control level used in 10.d.             --                 --             --

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company's current income tax expense/ (benefit) was comprised of the following:

For the years ended December 31,                                            2009        2008       2007
--------------------------------                                         ---------   ---------   --------
Income tax expense/(benefit) on net underwriting and investment income   ($215,953)  $ 135,559   $309,946
Tax on capital gains/(losses)                                               57,389    (270,995)    29,141
Foreign income tax expense/(benefit)                                        37,836          --         --
Federal income tax adjustment - prior years                                 55,810      99,679     38,413
                                                                         ---------   ---------   --------
CURRENT INCOME TAX EXPENSE/(BENEFIT) INCURRED                            ($ 64,918)  ($ 35,757)  $377,500
                                                                         =========   =========   ========

The composition of the Company's net deferred tax assets as of December 31, 2009 and 2008, along with the changes in deferred income taxes for 2009, is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                     2009         2008       CHANGE    CHARACTER
------------------                                  ----------   ----------   --------
Deferred tax assets:
   Loss reserve discount                            $  452,188   $  377,943   $ 74,245      Ord
   Non-admitted assets                                 177,668      169,600      8,068      Ord
   Unearned premium reserve                            256,677      276,479    (19,802)     Ord
   Unrealized capital loss                             104,640       30,153     74,487      Cap
   Partnerships                                         98,805       56,739     42,066      Ord
   Bad debt                                            104,852      127,614    (22,762)     Ord
   Investment write downs                               77,069      102,927    (25,858)     Cap
   Goodwill & deferred revenue                          56,656       29,949     26,707      Ord
   Deferred intercompany gain/loss                      29,642           --     29,642      Cap
   Foreign tax credits                                  37,573       25,959     11,614      Ord
   Deferred tax on CFC outside basis difference         20,505           --     20,505      Ord
   Other temporary differences                           9,769        7,368      2,401      Ord
                                                    ----------   ----------   --------
      GROSS DEFERRED TAX ASSETS                      1,426,044    1,204,731    221,313
   Non-admitted deferred tax assets                   (478,930)    (402,242)   (76,688)
                                                    ----------   ----------   --------
   ADMITTED DEFERRED TAX ASSETS                        947,114      802,489    144,625
                                                    ==========   ==========   ========
Deferred tax liabilities:
   Unrealized capital gains                           (193,701)    (318,829)   125,128      Cap
   Investments                                         (10,014)      (5,121)    (4,893)     Ord
   Depreciation                                        (15,120)     (19,370)     4,250      Ord
   AIUOA Captial gains                                  (2,382)      (2,382)        --      Cap
   Other temporary differences                         (16,051)     (10,173)    (5,878)     Ord
                                                    ----------   ----------   --------
      GROSS DEFERRED TAX LIABILITIES                  (237,268)    (355,875)   118,607
                                                    ----------   ----------   --------
   NET ADMITTED DEFERRED TAX ASSETS                    709,846      446,614    263,232
                                                    ==========   ==========   ========
Gross deferred tax assets                            1,426,044    1,204,731    221,313
Gross deferred tax liabilities                        (237,268)    (355,875)   118,607
                                                    ----------   ----------   --------
NET DEFERRED TAX ASSETS                              1,188,776      848,856    339,920
Income tax effect of unrealized capital gains                                  199,615
                                                                              --------
Total change in deferred tax                                                   140,305
                                                                              ========
Change in deferred tax - current year                                           59,354
Change in deferred tax - prior period correction                                80,951

The application of SSAP 10R requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance, if appropriate.

When making its assessment about the realization of its deferred tax assets at December 31, 2009, the Company considered all available evidence, as required by income tax accounting guidance, including:

- the nature, frequency, and severity of current and cumulative financial reporting losses;

- transactions completed, including the sale of TRH, and transactions expected to be completed in the near future;

- the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

- the application of the amended tax sharing agreement between the Tax Sub Group and the Ultimate Parent; and

- tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustments, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual reporting period.

At December 31, 2009, the Company recorded gross deferred tax assets before valuation allowance of $1,426,044. The full amounts are more likely than not to be realized. Therefore, the Company reflected zero valuation allowance against its deferred tax assets.

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2009, 2008 and 2007 are as follows:

                                                           2009                     2008                      2007
                                                  ----------------------   ----------------------   -----------------------
                                                    AMOUNT    TAX EFFECT     AMOUNT    TAX EFFECT     AMOUNT     TAX EFFECT
                                                  ---------   ----------   ---------   ----------   ----------   ----------
Net income before federal income taxes
   and capital gains taxes                        $ 184,874   $  64,706    $ 325,408   $ 113,893    $1,725,242   $ 603,835
BOOK TO TAX ADJUSTMENTS:
   Tax exempt income                               (456,093)   (159,632)    (481,365)   (168,478)     (543,812)   (190,334)
   Intercompany dividends                           (94,815)    (33,185)        (315)       (110)           --          --
   Dividends received deductions                    (18,128)     (6,345)     (55,610)    (19,464)       (5,993)     (2,098)
   Meals and entertainment                              862         302        1,412         494         1,749         612
   Non-deductible penalties                              --          --          761         266         1,508         528
   Change in non-admitted assets                   (102,726)    (35,954)     120,143      42,050      (138,048)    (48,318)
   Federal income tax adjustments - prior years          --      11,457           --          --            --      55,224
   Branch termination                                    --          --       13,298       4,654            --          --
   Transfer pricing adjustments                          --          --       11,949       4,182            --          --
   Sale of divested entities                        (70,576)    (24,702)          --          --            --          --
   Change in tax positions                               --      59,878           --      32,007            --      31,842
   Other non-taxable income                              --       1,399       (7,179)     (2,513)           --          --
   Other                                             (4,392)     (2,195)          --      (2,321)           --          --
                                                  ---------   ---------    ---------   ---------    ----------   ---------
      TOTAL BOOK TO TAX ADJUSTMENTS                (745,867)   (188,977)    (396,906)   (109,231)     (684,596)   (152,544)
                                                  ---------   ---------    ---------   ---------    ----------   ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX              ($560,993)  ($124,271)   ($ 71,498)  $   4,662    $1,040,646   $ 451,291
                                                  =========   =========    =========   =========    ==========   =========
   Current federal income tax                                  (122,307)                 235,238                   348,359
   Income tax on net realized capital gains                      57,389                 (270,995)                   29,141
   Change in net deferred income taxes                          (59,354)                  40,419                    73,791
                                                              ---------                ---------                 ---------
   TOTAL FEDERAL INCOME TAX                                    (124,271)                   4,662                   451,291
                                                              =========                =========                 =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2009 is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

YEAR   ORDINARY   CAPITAL    TOTAL
----   --------   -------   ------
2008    73,903       None   73,903
2009      None     59,052   59,052

As of December 31, 2009, the Company had $37,573 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss or capital loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2009 and 2008. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to ($309,933) during 2009, $138,061 during 2008, and $231,602 during 2007.

As of December 31, 2009, the Company had no deposits under IRC Section 6603.

As of December 31, 2009 and 2008, the unrecognized tax benefits, excluding interest and penalties, held by Chartis, Inc. relating to the Company is $143,695 and $95,795, respectively.

Under the current tax allocation agreement, interest and penalties related to uncertain tax positions taken by the company are accrued not by the Company but by Chartis, Inc., the Subgroup parent. At December 31, 2009 and 2008, the interest accrued by Chartis Inc. relating to the Company's uncertain tax positions was $17,253 and $8,643.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

AT DECEMBER 31, 2009

MAJOR TAX JURIDICTIONS   OPEN TAX YEARS
----------------------   --------------
UNITED STATES              2000 - 2008

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG U.S. retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, Accounting for Pensions.

AS OF DECEMBER 31,                     2009         2008
------------------                  ----------   ----------
Fair value of plan assets           $3,350,505   $2,723,034
Less projected benefit obligation    3,366,515    3,378,509
                                    ----------   ----------
Funded status                       $  (16,010)  $ (655,475)
                                    ==========   ==========

     The Company's share of net expense for the qualified pension plan was $13,939, $6,772 and $5,001 for the years ended December 31, 2009, 2008 and
     2007, respectively. In March 2009, AIG contributed $420,000 to the AIG U.S. retirement plan. The allocation from the holding company is based on payroll for the Company.

     The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2009 and 2008, the Company recorded, in other liabilities, its pension liabilities of $12,832.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, Postemployment Benefits and Compensated

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     Absences as of December 31, 2009 and 2008 were $200,768 and $198,015, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $95, $265 and $310 for the years ended December 31, 2009, 2008 and 2007, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2009, 2008 and 2007 are set forth in the table below:

AS OF DECEMBER 31,                               2009                2008                2007
------------------                        -----------------   -----------------   -----------------
Discount rate                                   6.00%               6.50%               6.50%
Rate of compensation increase (average)         4.00%               4.25%               4.25%
Measurement date                          December 31, 2009   December 31, 2008   December 31, 2007
Medical cost trend rate                          N/A                 N/A                 N/A

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2009, 2008 and 2007, AIG allocated $12,572, $18,153, and $14,028, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED BALANCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 were signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     for 2009 is $3,500.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The portion of unassigned surplus as of December 31, 2009 and 2008 represented by each item below is as follows:

                                2009         2008
                            -----------   ---------
Unrealized gains            $   441,772   $ 739,654
Non-admitted asset values    (1,087,959)   (964,416)
Provision for reinsurance       (88,624)    (95,592)

     In calculating the provision for reinsurance as of December 31, 2009, Management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $268,854 and $425,179, respectively. The use of these assets was approved by the domiciliary regulator.

     The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                                   2009         2008
------------------------------                                ---------   -----------
Unrealized gains, current year                                $ 441,772   $   739,654
Unrealized gains, previous year                                 739,654     2,027,439
                                                              ---------   -----------
Change in unrealized gains                                     (297,882)   (1,287,785)
Change in tax on unrealized gains                               202,913        94,517
Change in accounting principles SSAP 43R                         (6,693)           --
Adjustments to beginning surplus, including $3,395
   of adjustments to the income tax effect of capital gains      (8,900)           --
Amortization of goodwill                                         (2,502)       (1,182)
                                                              ---------   -----------
Change in unrealized, net of taxes                            $(113,064)  $(1,194,450)
                                                              =========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Change in non-admitted asset values            2009          2008
-----------------------------------        -----------   -----------
Non-admitted asset values, current year    $(1,087,959)  $  (964,416)
Non-admitted asset values, previous year      (964,416)   (1,011,589)
                                           -----------   -----------
Change in non-admitted assets                 (123,543)       47,173
Change in accounting principles SSAP 10R      (272,916)           --
Adjustments to beginning surplus                77,692            --
                                           -----------   -----------
Change in non-admitted assets              $  (318,767)  $    47,173
                                           ===========   ===========

     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2009 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2009, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2008) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY SAP. As of December 31, 2009, the maximum dividend payment, which may be made without prior approval during 2010, is approximately $559,904.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The Company paid no dividends in 2009 and during 2008, the Company paid $1,582,633 in dividends to Chartis U.S. Inc. which included $1,115,208 of extraordinary dividends. All of the extraordinary dividends were approved by NY SAP. Refer to Note 5F for additional information.

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union, and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties'

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated.

     The AIG Parties believe that RPC's claims are without merit and intend to defend them vigorously, but cannot now determine whether RPC will attempt to reassert its claims in New Jersey or estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law. On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. Discovery is proceeding and fact discovery is currently scheduled to be completed by March 15, 2011.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     motion to dismiss many of the claims asserted in the class action complaint. Class discovery has been completed; merits discovery is proceeding and is scheduled to be completed by March 15, 2011.

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. Limited discovery related to the AIG parties' filed-rate doctrine defense was conducted and certain legal issues related to that defense have been certified to the South Carolina Supreme Court for determination. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, the defendants filed a motion to dismiss on January 14, 2010.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

     AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that Chartis Claims, Inc. (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including Chartis Claims, Inc. filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied Chartis Claims, Inc. motion for summary judgment and granted plaintiffs' partial

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     motion for summary judgment, holding that Chartis Claims, Inc. is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, Chartis Claims, Inc. along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. Chartis Claims, Inc., along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and Chartis Claims, Inc. agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   LEASES

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through March 31, 2019. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $11,157, $14,004 and $44,783 in 2009, 2008 and 2007, respectively.

     At January 1, 2010, the minimum annual aggregate rental commitments are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

2010                           $11,466
2011                             9,798
2012                             9,410
2013                             3,475
2014                             3,136
Thereafter                      13,507
                               -------
TOTAL MINIMUM LEASE PAYMENTS   $50,792
                               =======

     Certain rental commitments have renewal options extending through the year 2023. Some of these renewals are subject to adjustments in future periods.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2009, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,590,525 as of December 31, 2009. Also, as of December 31, 2009, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                      Licensed in
Name of life insurer                            Location   Balances     New York
--------------------                            --------   --------   ----------
American General Life Insurance Company         Texas      $676,563       Yes
American International Life Assurance Company   New York    619,499       Yes
BMO Life Assurance Company                      Canada      235,610        No

     Of the amount of annuities due from American General Life Insurance Company, $573,153 represents amount assigned from the Company to National Union.

     As part of its private equity portfolio investment, as of December 31, 2009 the Company may be called upon for an additional capital investment of up to $598,842. The Company expects only a small portion of this portfolio will be called during 2010.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 13 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2009, 2008 and 2007, policyholder dividends amounted to $0, $341 and $123, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2009 and 2008, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

OTHER ADMITTED ASSETS                          2009        2008
---------------------                       ---------   ---------
Allowance for doubtful accounts             $(265,629)  $(369,538)
Note receivable - reinsurance commutation      37,044          --
Guaranty funds receivable or on deposit        15,174      18,082
Intangible asset - Canada                    (120,793)    (75,963)
Loss funds on deposit                          70,207      65,014
Other                                         104,219     132,015
Paid loss clearing                            301,435     314,798
                                            ---------   ---------
   TOTAL OTHER ADMITTED ASSETS              $ 141,657   $  84,408
                                            =========   =========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2009 and 2008, the Company's liability for insolvency assessments amounted to $38,272 and $51,459, respectively, with related assets for premium tax credits of $15,174 and $18,082, respectively. Of the amount accrued, the Company expects to pay approximately $23,098 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $9,198 of premium tax offset credits and the associated liability in years two through five. The remaining $5,976 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2009 and 2008, the Company had established an allowance for doubtful accounts of $265,629 and $369,538, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2009, 2008 and 2007, the Company recorded $33,419, $48,507 and $89,886, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2009 and 2008, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

OTHER LIABILITIES                                                 2009       2008
-----------------                                               --------   --------
Accounts payable                                                $ 27,470   $ 24,655
Accrued retrospective premiums                                    70,893     56,408
Advance premiums                                                  12,185     13,614
Amounts withheld or retained by company for account of others      8,068      5,709
Deferred commission earnings                                       6,146     11,052
Dividends to policyholders                                            --        233
Liability for pension and severance pay                           12,832     12,832
Salvage and subrogation recoverable                                  979      7,597
Other liabilites                                                  99,712     55,528
Policyholder funds on deposit                                     11,069     12,596
Remmittances and items not allocated                              41,968     30,146
Retroactive reinsurance payable                                    1,733      6,873
Service carrier liabilty                                           3,686      2,875
                                                                --------   --------
TOTAL OTHER LIABILTIES                                          $296,741   $240,118
                                                                ========   ========

EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 30, 2010 for the statutory statement issued on April 30, 2010.

At December 31, 2009, the Company owned 13.9% of the common stock of Transatlantic Holdings, Inc., the parent company of Transatlantic Reinsurance Company and Putnam Reinsurance Company (together, the "TRH Insurers"). On February 19, 2010, based on representations made by AIG and the Company in their December 9, 2009 application to and a Special Commitment letter submitted to the New York Department of Insurance (the NY Department), the NY Department determined that AIG and the American Home Assurance Company do not control the TRH Insurers for purposes of Article 15 of the New York Insurance Law. The Department's determination is effective as of the date of the application.

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 30, 2010 for the statutory statement issued on April 30, 2010.

On February 9, 2010, the Company's board of directors declared a dividend of $300 million to its immediate parent. The dividend was paid on February 12, 2010.

On February 23, 2010, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level Risk Based Capital (RBC), as shown in the Company's 2009 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. The current CMA supersedes and replaces a similar

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

agreement that related to the Company's December 31, 2008 surplus position.

On April 21, 2009, AIG announced its intent to contribute Chartis Inc., the Company's intermediate parent company, and Chartis International, LLC (formerly AIU Holdings LLC) to a newly-formed special purpose vehicle ("SPV") in exchange for membership interests in the SPV, subject to receipt of applicable regulatory approvals. On July 27, 2009, AIG announced the formation of the SPV, and on January 29, 2010, AIG contributed Chartis Inc. to the SPV. AIG contributed Chartis International, LLC to the SPV on March 12, 2010.

On March 5, 2010, AIG announced its intention to sell in a public offering the remaining 9,192,662 shares of common stock of Transatlantic Holdings, Inc. (TRH) owned by the Company. The secondary public offering commenced on March 8, 2010 and was priced at a public offering price of $53.35 per share. On March 15, 2010, AIG announced that it had closed the secondary public offering of 8,466,693 shares of TRH aggregate gross proceeds of approximately $452 million. TRH purchased 2,000,000 of the shares owned by AHAC in the offering.

Effective April 1 2010, the Commercial Pool commuted a significant reinsurance agreement covering multiple underwriting years with an affiliated reinsurer. The commutation was effected on a cutoff basis and resulted in the Commercial Pool recapturing loss and loss adjustment expense reserves of $2.21 billion in exchange for consideration of $1.84 billion, resulting in a loss of $366 million. The Company's share was $795 million, $663 million and $132 million, respectively.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


The following financial statements of FS Variable Separate Account are included in Part B of this Registration Statement:

     -   Report of Independent Registered Public Accounting Firm

     -   Statement of Assets and Liabilities as of December 31, 2009


     -   Schedule of Portfolio Investments as of December 31, 2009


     - Statement of Operations for the year ended December 31, 2009, except as indicated


     - Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008, except as indicated

     -   Notes to Financial Statements


The following financial statements of First SunAmerica Life Insurance Company are included in Part B of this Registration Statement:

     -   Report of Independent Registered Public Accounting Firm

     -   Balance Sheet as of December 31, 2009 and 2008


     - Statement of Income and Comprehensive Income for the years ended December 31, 2009, 2008 and 2007


     - Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007

     -   Notes to Financial Statements


The following statutory financial statements of American Home Assurance Company are included in Part B of this Registration Statement:

     -   Report of Independent Auditors

     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2009 and 2008


     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2009, 2008 and 2007


     - Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007

     -   Notes to Statutory Basis Financial Statements

(b) Exhibits


(1)   Resolutions Establishing Separate Account..................................    3
(2)   Custody Agreements.........................................................    Not Applicable
(3)   (a)  Form of Distribution Contract.........................................    1
      (b)  Form of Selling Agreement.............................................    1
(4)   (a)  Form of Polaris Choice Individual Annuity Certificate.................    4
      (b)  Form of Maximum Anniversary Value Optional Death Benefit Endorsement..    4
      (c)  Form of IRA Endorsement...............................................    4
      (d)  Form of Optional Minimum Withdrawal Benefit Maximum Anniversary Value
           Rider.................................................................    7
      (e)  Form of Optional Guaranteed Minimum Withdrawal Benefit For Two Lives
           Rider.................................................................    7
      (f)  Form of Polaris Choice III Variable Annuity Contract..................    8
      (g)  Form of Maximum Anniversary Value Optional Death Benefit Endorsement..    8
      (h)  Form of Nursing Home Rider............................................    8
      (i)  Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement....    10
      (j)  Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement....    10
(5)   Annuity Application Specimen Contract......................................    4
(6)   Corporate Documents
      (a)  Certificate of Incorporation..........................................    1
      (b)  By-Laws...............................................................    1
(7)   Reinsurance Contract.......................................................    Not Applicable

(8)   Material Contracts
      (a)  Form of Anchor Series Trust Fund Participation Agreement..............    1
      (b)  Form of SunAmerica Series Trust Fund Participation Agreement..........    1
      (c)  Form of Van Kampen Life Investment Trust Fund Participation
           Agreement.............................................................    2
      (d)  Form of Lord Abbett Series Fund, Inc. Fund Participation Agreement....    2
      (e)  Form of Columbia Funds Variable Insurance Trust I Fund Participation
           Agreement.............................................................    11
      (f)  Form of American Funds Insurance Series Fund Participation Agreement..    2
      (g)  Form of Principal Variable Contract Fund, Inc. Fund Participation
           Agreement.............................................................    9
      (h)  Form of American Funds Insurance Series and SunAmerica Series Trust
           Master-Feeder Fund Participation Agreement............................    10
      (i)  Form of Franklin Templeton Variable Insurance Products Trust Fund
           Participation Agreement...............................................    13
(9)   (a)  Opinion of Counsel and Consent of Depositor...........................    4
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company.......................................    6
(10)  Consent of Independent Registered Public Accounting Firm...................    Filed Herewith
(11)  Financial Statements Omitted from Item 23..................................    Not Applicable
(12)  Initial Capitalization Agreement...........................................    Not Applicable
(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly Controlled
           By or Under Common Owner Control with First SunAmerica Life Insurance
           Company, the Depositor of Registrant..................................    15
      (b)  Power of Attorney -- First SunAmerica Life Insurance Company
           Directors.............................................................    14
      (c)  Power of Attorney -- American Home Assurance Company Directors........    13
      (d)  Support Agreement of American International Group, Inc. ..............    5
      (e)  General Guarantee Agreement by American Home Assurance Company........    5
      (f)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on December 28, 2007..........................................    12



--------

1 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 7, File Nos. 033-85014 and 811-08810, filed January 30, 1998, Accession No. 0000950148-98-000132.

2 Incorporated by reference to Post-Effective Amendment No. 18 and Amendment No. 20, File Nos. 033-85014 and 811-08810, filed November 27, 2002, Accession No. 0000950148-02-002786.

3 Incorporated by reference to Initial Registration Statement to File Nos. 333-102137 and 811-08810, filed December 23, 2002, Accession No. 0000898430-02-
   004616.

4 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-102137 and 811-08810, filed August 14, 2003 Accession No. 0001193125-03-036541.


5 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-102137 and 811-08810, filed August 12, 2005, Accession No. 0000950129-05-008162.



6 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No. 7, File Nos. 333-102137 and 811-08810, filed October 21, 2005, Accession No. 0000950129-05-009958.



7 Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No. 9, File Nos. 333-102137 and 811-08810, filed May 1, 2006, Accession No.
   0000950129-06-004651.



8 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment No. 11, File Nos. 333-102137 and 811-08810, filed on September 21, 2006,
   Accession No. 0000950124-06-005436.



9 Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 12, File Nos. 333-102137 and 811-08810, filed December 12, 2006,
   Accession No. 0000950124-06-007506.



10 Incorporated by reference to Post-Effective Amendment No. 13 and Amendment
   No. 14, File Nos. 333-102137 and 811-08810, filed on April 30, 2007,
   Accession No. 0000950124-07-002498.



11 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   146429 and 811-08810, filed on October 1, 2007, Accession No. 0000950148-07-
   000244.



12 Incorporated by reference to Post-Effective Amendment No. 15 and Amendment
   No. 16, File Nos. 333-102137 and 811-08810, filed on January 31, 2008,
   Accession No. 0000950148-08-000027.



13 Incorporated by reference to Post-Effective Amendment No. 16 and Amendment
   No. 17, File Nos. 333-102137 and 811-08810, filed on April 30, 2008,
   Accession No. 0000950148-08-000112.



14 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-157198 and 811-08810, filed on April 28, 2009, Accession No. 0000950134-09-008500.





15 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
   3, File Nos. 333-157198 and 811-08810, filed on April 28, 2010, Accession No. 0000950123-10-039592.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

(a) The officers and directors of First SunAmerica Life Insurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


NAME                             POSITION
----                             --------
Jay S. Wintrob................   Director, Chief Executive Officer and President
Michael J. Akers(2)...........   Director and Senior Vice President
N. Scott Gillis(1)............   Director, Senior Vice President and Chief
                                 Financial Officer
Bruce R. Abrams(2)............   Director and Executive Vice President
M. Bernard Aidinoff(3)........   Director
Jack R. Harnes(5).............   Director
Scott H. Richland(7)..........   Director
Jana W. Greer(1)..............   Executive Vice President
Christine A. Nixon............   Senior Vice President and Secretary
Stewart R. Polakov(1).........   Senior Vice President and Controller
Edwin R. Raquel(1)............   Senior Vice President and Chief Actuary
Mallary L. Reznik.............   Senior Vice President, General Counsel and Chief
                                 Compliance Officer (Rule 38A-1)
Timothy W. Still(1)...........   Senior Vice President
Edward T. Texeria(1)..........   Senior Vice President and Chief Accounting Officer
Gavin D. Friedman.............   Vice President and Deputy General Counsel
William T. Devanney, Jr.......   Vice President
Roger E. Hahn(4)..............   Vice President
Tracey E. Harris(2)...........   Vice President
Rodney A. Haviland(1).........   Vice President
Sharla A. Jackson(6)..........   Vice President
Michelle H. Powers(2).........   Vice President
Connie E. Pritchett...........   Chief Compliance Officer, Fixed Annuities
Stephen J. Stone(1)...........   Vice President
Monica F. Suryapranata(1).....   Vice President and Controller Variable Annuity
                                 Products
Virginia N. Puzon.............   Assistant Secretary



--------

(1)    21650 Oxnard Street, Woodland Hills, CA 91367

(2)    2929 Allen Parkway, Houston, TX 77019

(3)    125 Broad, New York, NY 10004

(4)    2727 Allen Parkway, Houston, TX 77019

(5)    64 South Quaker Hill Road, Pawling, NY 12564

(6)    205 East 10th Street, Amarillo, TX 79101


(7)    P.O. Box 297, Palos Verde Estates, CA 90274



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of First SunAmerica Life Insurance Company ("Depositor"). Depositor is a subsidiary of American International Group, Inc. For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see
Exhibit 13(a). An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-10-001465, filed on February 26, 2010.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 2010, the number of Polaris Choice and Polaris Choice III contracts funded by FS Variable Separate Account was 1,111, of which 526 were qualified contracts and 585 were non-qualified contracts.

ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

Section 719 of the Business Corporation Law of the State of New York permits the indemnification of directors, officers, employees and agents of New York corporations. Section 10 of the Third Article of the Company's Amended and Restated Certificate of Incorporation and Article Eleven of the Company's By-Laws provide for the indemnification of directors and officers to the full extent required or permitted by the law, including the advance of expenses under the procedures set forth herein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

     SunAmerica Annuity and Life Assurance Company -- Variable Separate Account SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account One
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
     Two
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Four
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Five
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Seven
     SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Nine
     First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine Anchor Series Trust
     SunAmerica Series Trust
     SunAmerica Equity Funds
     SunAmerica Income Funds
     SunAmerica Focused Series, Inc.
     SunAmerica Money Market Funds, Inc.
     SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck.........   Director
James T. Nichols.........   Director, President & Chief Executive Officer
Stephen A. Maginn(1).....   Director, Chief Distribution Officer
Frank Curran.............   Controller
Joseph D. Neary..........   Chief Compliance Officer
John T. Genoy............   Vice President
Mallary L. Reznik(2).....   Vice President
Christine A. Nixon(2)....   Secretary
Virginia N. Puzon(2).....   Assistant Secretary



--------

  * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

  (1)  Principal business address is 21650 Oxnard Street, Woodland Hills, CA
       91367.

  (2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

GENERAL REPRESENTATIONS

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

UNDERTAKINGS OF THE REGISTRANT

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

UNDERTAKINGS OF THE DEPOSITOR REGARDING GUARANTOR


During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.


These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FS Variable Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, in the City of Los Angeles, and the State of California, on this 26th day of April, 2010.


                                        FS VARIABLE SEPARATE ACCOUNT
                                        (Registrant)

                                        By: FIRST SUNAMERICA LIFE INSURANCE
                                            COMPANY

                                        By:        /s/ JAY S. WINTROB
                                            ------------------------------------
                                                       JAY S. WINTROB,
                                                   CHIEF EXECUTIVE OFFICER

                                        By: FIRST SUNAMERICA LIFE INSURANCE
                                            COMPANY
                                            (Depositor)

                                        By:        /s/ JAY S. WINTROB
                                            ------------------------------------
                                                       JAY S. WINTROB,
                                                   CHIEF EXECUTIVE OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

JAY S. WINTROB*                   Chief Executive Officer, President      April 26, 2010
-----------------------------                 & Director
JAY S. WINTROB                      (Principal Executive Officer)


BRUCE R. ABRAMS*                               Director                   April 26, 2010
-----------------------------
BRUCE R. ABRAMS


M. BERNARD AIDINOFF*                           Director                   April 26, 2010
-----------------------------
M. BERNARD AIDINOFF


MICHAEL J. AKERS*                              Director                   April 26, 2010
-----------------------------
MICHAEL J. AKERS


N. SCOTT GILLIS*                     Senior Vice President, Chief         April 26, 2010
-----------------------------        Financial Officer & Director
N. SCOTT GILLIS                     (Principal Financial Officer)


JACK R. HARNES*                                Director                   April 26, 2010
-----------------------------
JACK R. HARNES


                                               Director                   April 26, 2010
-----------------------------
SCOTT H. RICHLAND


STEWART R. POLAKOV*                   Senior Vice President and           April 26, 2010
-----------------------------                 Controller
STEWART R. POLAKOV                  (Principal Accounting Officer)


/s/ MANDA GHAFERI                          Attorney-in-Fact               April 26, 2010
-----------------------------
*MANDA GHAFERI

American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and State of New York, on the 26th day of April, 2010.


                                        By: AMERICAN HOME ASSURANCE COMPANY

                                        By:       /s/ ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                            PRESIDENT AND TREASURER

This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

KRISTIAN PHILIP MOOR*                   Director and Chairman             April 26, 2010
-----------------------------
KRISTIAN PHILIP MOOR


JOHN QUINLAN DOYLE*                    Director, President and            April 26, 2010
-----------------------------          Chief Executive Officer
JOHN QUINLAN DOYLE


ROBERT S. SCHIMEK*                Director, Chief Financial Officer,      April 26, 2010
-----------------------------    Senior Vice President and Treasurer
ROBERT S. SCHIMEK


/s/ PETER JAMES EASTWOOD                       Director                   April 26, 2010
-----------------------------
PETER JAMES EASTWOOD


DAVID NEIL FIELDS*                             Director                   April 26, 2010
-----------------------------
DAVID NEIL FIELDS


DAVID LAWRENCE HERZOG*                         Director                   April 26, 2010
-----------------------------
DAVID LAWRENCE HERZOG


                                               Director                   April 26, 2010
-----------------------------
LOUIS PHILIP IGLESIAS


ROBERT EDWARD LEWIS*                           Director                   April 26, 2010
-----------------------------
ROBERT EDWARD LEWIS


/s/ MONIKA MARIA MACHON                        Director                   April 26, 2010
-----------------------------
MONIKA MARIA MACHON


/s/ CHRISTOPHER LOUIS SPARRO                   Director                   April 26, 2010
-----------------------------
CHRISTOPHER LOUIS SPARRO


NICHOLAS SHAW TYLER*                           Director                   April 26, 2010
-----------------------------
NICHOLAS SHAW TYLER


NICHOLAS CHARLES WALSH*                        Director                   April 26, 2010
-----------------------------
NICHOLAS CHARLES WALSH


MARK TIMOTHY WILLIS*                           Director                   April 26, 2010
-----------------------------
MARK TIMOTHY WILLIS


By:  /s/ ROBERT S. SCHIMEK                 Attorney-in-Fact               April 26, 2010
     ------------------------
     *ROBERT S. SCHIMEK

                                  EXHIBIT INDEX

EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
    (10)        Consent of Independent Registered Public Accounting Firm